UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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ADVANCED MICRO DEVICES, INC.

(Name of Registrant as Specified In Its Certificate)

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

We will hold a Special Meeting of Stockholders of Advanced Micro Devices, Inc. at the Hilton Austin Airport, 9515 Hotel Drive, Austin, Texas on                 , at          a.m. local time, for the following purposes:

1.	To approve (i) the issuance to an affiliate of Mubadala Development Company PJSC (“Mubadala”), for an aggregate purchase price of approximately $314 million, 58,000,000 shares of our common stock and warrants to purchase 30,000,000 shares of our common stock pursuant to the Master Transaction Agreement, dated as of October 6, 2008, by and among us, an affiliate of Mubadala, and Advanced Technology Investment Company LLC, which warrants will be exercisable after the earlier of (a) public ground-breaking of Fab 4X in New York and (b) 24 months from the date of issuance and will have a 10-year term, and (ii) the issuance to an affiliate of Mubadala of 30,000,000 shares of our common stock upon exercise of the warrants (as adjusted pursuant to the terms of the warrants);

2.	To approve a one-time exchange of outstanding employee stock options to purchase shares of our common stock that have an exercise price greater than the 52-week high trading price of our common stock on the New York Stock Exchange at the commencement of our tender offer to our employees (other than options granted within the 12-month period preceding the commencement date of our tender offer to our employees and other than options held by our independent directors and named executive officers) to (i) provide renewed incentives and motivate eligible employees to achieve future stock price growth, (ii) minimize stockholder dilution that normally results from supplemental option grants and (iii) recapture value from compensation costs that we already are incurring with respect to outstanding options that have little or no retentive or incentive value (replacing such outstanding options should not create additional compensation expense (other than immaterial expenses)); and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The board of directors recommends that you vote FOR the issuance of 58,000,000 shares of our common stock and warrants to purchase 30,000,000 shares of our common stock (as well as the issuance of common stock upon the exercise thereof) and FOR the one-time exchange of outstanding employee stock options.

By Order of the Board of Directors,

HARRY A. WOLIN

Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES PROMPTLY. YOU MAY SUBMIT A PROXY TO VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS CONTAINED ON THE PROXY CARD. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED. INSTRUCTIONS REGARDING METHODS OF SUBMITTING A PROXY ARE CONTAINED ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON                  ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

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ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.	Q:	WHY AM I RECEIVING THESE MATERIALS?

A:	The board of directors of Advanced Micro Devices, Inc. (“AMD”) is providing these proxy materials to you in connection with our Special Meeting to be held on at the Hilton Austin Airport, 9515 Hotel Drive, Austin, Texas (the “Special Meeting”). As a stockholder, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

2.	Q:	WHO IS SOLICITING MY VOTE?

A:	This proxy solicitation is being made by our board of directors. We have retained Georgeson Stockholder Communications, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including Georgeson’s fee, which we expect to be approximately $12,000.

3.	Q:	WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?

A:	The proxy statement was first mailed to stockholders on or about , 2008.

4.	Q:	WHAT MAY I VOTE ON?

A:	You may vote on:

•

A proposal to issue (i) for an aggregate purchase price of approximately $314 million, 58,000,000 shares of our common stock (the “Shares”) and warrants to purchase 30,000,000 shares of our common stock (the “Warrants”) at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the Warrants), pursuant to a Master Transaction Agreement (the “Master Transaction Agreement”), dated as of October 6, 2008, by and among AMD, West Coast Hitech L.P., a wholly owned subsidiary of Mubadala (“WCH”), and Advanced Technology Investment Company LLC, a company wholly owned by the Government of Abu Dhabi (“ATIC”), which Warrants will be exercisable after the earlier of (a) public ground-breaking of Fab 4X in New York and (b) 24 months from the date of issuance and will have a 10-year term and (ii) 30,000,000 shares of our common stock upon the exercise of the Warrants (the “Warrant Shares”) (as adjusted pursuant to the terms of the Warrants);

•

A proposal for a one-time exchange of outstanding employee stock options to purchase shares of our common stock that have an exercise price greater than the 52-week high trading price of our common stock on the New York Stock Exchange (the “NYSE”) at the commencement of our tender offer to our employees (other than options granted within the 12-month period preceding the commencement date of our tender offer to our employees and other than options held by our independent directors and named executive officers) (the “Option Exchange”); and

•	Such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

5.	Q:	WHAT ARE THE TRANSACTIONS CONTEMPLATED BY THE MASTER TRANSACTION AGREEMENT?

A:	Under the Master Transaction Agreement, AMD, Mubadala and ATIC intend to enter two distinct but related concurrent transactions. Mubadala (through its subsidiary WCH) will contribute approximately $314 million to AMD to acquire the Shares and the Warrants. At the same time, AMD and ATIC will enter into a joint venture to form The Foundry Company, a global, independent semiconductor foundry to be headquartered in the United States. AMD will contribute assets, including its manufacturing facilities, its manufacturing employees, and intellectual property rights to The Foundry Company. The Foundry Company will assume approximately $1.2 billion in debt from AMD. ATIC will invest $2.1 billion to purchase its stake in The Foundry Company, of which it will invest $1.4 billion directly in the new entity and the remainder will be paid to AMD to purchase additional shares in The Foundry Company. ATIC’s investment in The Foundry Company will be separate from Mubadala’s investment in AMD, and ATIC will not acquire any shares of AMD.

6.	Q:	WHO WILL OWN THE FOUNDRY COMPANY JOINT VENTURE?

A:	When the transactions contemplated by the Master Transaction Agreement (the “Transactions”) close (the “Closing”), AMD and ATIC will each own one half of the voting shares, and each will be entitled to elect four out of eight members of the board of directors of The Foundry Company. At the Closing, The Foundry Company will be owned 44.4% by AMD and 55.6% by ATIC on a fully converted to common basis. ATIC’s ownership will increase over time based on the differences in securities held by AMD and ATIC, and depending on whether AMD elects to invest proportionately with ATIC in future capital infusions.

7.	Q:	WHO ARE MUBADALA AND ATIC?

A:	Mubadala is an investment and development company wholly owned by the Government of Abu Dhabi. Mubadala’s mandate is to generate sustainable economic benefits for Abu Dhabi through prudent commercially viable and profitable business ventures. Mubadala was established as an Abu Dhabi public joint stock company.

ATIC is a limited liability company established under the laws of Abu Dhabi and wholly owned by the Government of Abu Dhabi. ATIC is focused on making significant investments in the advanced technology sector, both locally and internationally. Its mandate is to generate returns that deliver long-term benefits to the Emirate of Abu Dhabi. We have been informed by ATIC that it is anticipated that, prior to the Closing, ATIC will become an Abu Dhabi public joint stock company.

8.	Q:	WHY IS AMD ISSUING THE SHARES AND THE WARRANTS TO WCH?

A:	The issuance of the Shares and Warrants to WCH is a condition to ATIC’s obligations to enter into the joint venture to form The Foundry Company.

9.	Q:	WHY IS AMD SEEKING STOCKHOLDER APPROVAL FOR THE ISSUANCE OF THE SHARES, WARRANTS AND THE WARRANT SHARES?

A:	Our common stock is listed on the NYSE, and we are therefore subject to the rules and regulations of the NYSE. Stockholder approval for the issuance of the Shares, the Warrants and the Warrant Shares is required by the rules of the NYSE and is a condition to closing of the Transactions. See “Proposal 1—Issuance of Shares, Warrants and Warrant Shares—Purpose of Stockholder Approval of Our Issuance of the Shares, the Warrants and the Warrant Shares to WCH” elsewhere in this proxy statement.

10.	Q:	WHY IS AMD SEEKING STOCKHOLDER APPROVAL FOR THE OPTION EXCHANGE?

A:	Under the NYSE rules, stockholder approval is required in order for us to implement the Option Exchange. See “Proposal 2—Option Exchange” elsewhere in this proxy statement.

11.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:	The board of directors recommends that you vote:

•	FOR the issuance of the Shares, Warrants and Warrant Shares to WCH; and

•	FOR the Option Exchange.

12.	Q:	WHY DOES THE BOARD RECOMMEND THAT I VOTE FOR THE PROPOSALS?

A:	Our board of directors held various discussions and consulted with our management and financial, legal and other advisors and anticipates that the Transactions will benefit AMD and its stockholders. See “Proposal 1—Issuance of Shares, Warrants and Warrant Shares—Our Purpose and Reasons for the Transactions” included elsewhere in this proxy statement. In addition, our board of directors believes that the Option Exchange will provide an opportunity to (i) provide renewed incentives and motivate eligible employees to achieve future stock price growth, (ii) minimize stockholder dilution that normally results from supplemental option grants and (iii) recapture value from compensation costs that we already are incurring with respect to outstanding options that have little or no retentive or incentive value (replacing such outstanding options should not create additional compensation expense (other than immaterial expenses)). As a result of the extreme volatility in our stock price, many of our employee stock options are underwater. By realigning the exercise prices of previously granted stock options with the current value of our common stock, our board of directors believes that the new stock options will become an important tool to help motivate our eligible employees to continue to create stockholder value. See “Proposal 2—Option Exchange” included elsewhere in this proxy statement.

13.	Q:	WHO IS ENTITLED TO VOTE?

A:	Stockholders as of the close of business on October 27, 2008, the record date for our Special Meeting, are entitled to vote on all items properly presented at the Special Meeting. On the record date, approximately shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held as of the record date. A list of these stockholders will be available during ordinary business hours at the principal place of business of AMD, located at One AMD Place, Sunnyvale, California, from the Assistant Corporate Secretary of AMD and at AMD Austin, Lone Star, 7171 Southwest Parkway, Austin, Texas, 78735 from the Corporate Secretary of AMD, in each case at least 10 days before the Special Meeting. The list of stockholders will also be available at the time and place of the Special Meeting.

14.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

A:	If you are a stockholder of record, you may vote in person at the Special Meeting. We will give you a ballot when you arrive.

If you complete and properly sign each proxy card you receive and return it to us in the prepaid envelope, it will be voted by one of the individuals indicated on the card (your “proxy”) as you direct. If you return your signed proxy card or submit a proxy over the Internet but do not mark the boxes showing how you wish your shares to be voted, your shares will be voted FOR the issuance of the Shares, Warrants and Warrant Shares to WCH and FOR the Option Exchange, and in the discretion of the proxy holders for any other matter that may come before the Special Meeting.

If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

15.	Q:	WHO CAN ATTEND THE SPECIAL MEETING?

A:	Only stockholders as of the close of business on October 27, 2008, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker to the meeting showing that you were the direct or indirect (“beneficial”) owner of the shares on October 27, 2008 to attend the Special Meeting.

16.	Q:	CAN I VOTE AT THE MEETING?

A:	Yes. If you held your shares in your own name on the record date, you may vote your shares in person at the Special Meeting. If you wish to vote your shares in person at the Special Meeting and they are held by your broker in “street name,” you must obtain a proxy from the record holder and bring a letter from the broker to the meeting showing that you were the beneficial owner of the shares on October 27, 2008.

17.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE SUBMITTED A PROXY?

A:	Yes. You may change your vote at any time before the voting concludes at the Special Meeting. You may do so by submitting a proxy on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request in writing that your prior proxy be revoked.

18.	Q:	HOW DO I VOTE MY SHARES IF THEY ARE HELD IN STREET NAME?

A:	If your shares are held by your broker in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf. You can also vote in person at the Special Meeting, but you must obtain a proxy from the record holder and bring a letter from the broker showing that you were the beneficial owner of your shares on October 27, 2008.

19.	Q:	WHAT IS A “QUORUM”?

A:	For the purposes of the Special Meeting, a “quorum” is a majority of the outstanding shares. They may be present at the Special Meeting or represented by proxy. There must be a quorum for the Special Meeting to be held. If you submitted a proxy via the Internet, by telephone or by properly submitting a proxy card, even if you abstain from voting, your shares will be considered part of the quorum.

20.	Q:	HOW ARE MATTERS PASSED OR DEFEATED?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal to approve the issuance of the Shares, Warrants and Warrant Shares to WCH and the proposal to approve the Option Exchange. Each of the proposal to approve the issuance of the Shares, Warrants and Warrant Shares to WCH and the proposal to approve the Option Exchange requires the affirmative vote of a majority of the votes cast, provided that the total vote cast on the proposal represents over 50% of the outstanding common stock entitled to vote on the proposal. If you “ABSTAIN” from voting on a proposal, your shares will be counted for purposes of determining whether a quorum is present, but will not be counted as votes “FOR” or “AGAINST” that proposal. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted as votes “FOR” or “AGAINST” the proposal. A broker non-vote occurs where the broker has not received instructions from the beneficial owner as to how such beneficial owner’s shares are to be voted on a proposal and does not have discretionary authority to vote on the proposal. Under the NYSE rules, brokers do not have discretionary authority to vote on the proposal to approve the issuance of the Shares, Warrants and Warrant Shares to WCH or the proposal to approve the Option Exchange. If you complete the voting instructions and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not specify your voting instructions, the persons named as proxies will vote your shares “FOR” the adoption of the proposals set forth in this proxy statement and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the meeting for a vote.

21.	Q:	WHO WILL COUNT THE VOTES?

A:	Proxies will be tabulated by Broadridge Financial Solutions, Inc., formerly known as ADP-ICS.

22.	Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Broadridge to tabulate and certify the vote and (2) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

23.	Q:	WILL YOU WEBCAST THE SPECIAL MEETING?

A.	Yes. The Special Meeting will be webcast live. You can access it by going to our Investor Relations Web site at: www.amd.com. The webcast will enable you to listen only to the Special Meeting. You will not be able to ask questions. The Special Meeting audio webcast will be available on our Web site for 10 days after the Special Meeting.

PROPOSAL 1—ISSUANCE OF SHARES, WARRANTS AND WARRANT SHARES

Unless the context otherwise requires, references in this proxy statement to “AMD,” “we,” “our” or “us” refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries.

We are asking our stockholders to consider and approve the issuance of the Shares and Warrants to WCH pursuant to the Master Transaction Agreement and the issuance of the Warrant Shares upon exercise of the Warrants.

Purpose of Stockholder Approval of Our Issuance of the Shares, the Warrants and the Warrant Shares to WCH

The approval of AMD’s stockholders of the issuance of the Shares and the Warrants to WCH pursuant to the Master Transaction Agreement and the Warrant Shares upon the exercise of the Warrants is a condition to the Closing. The Master Transaction Agreement requires AMD to obtain stockholder approval in accordance with the NYSE rules because WCH currently owns approximately 8.1% of our outstanding common stock (based on 608,466,517 shares outstanding as of October 16, 2008) and thus is a “substantial security holder” as defined in the NYSE rules.

Effects on Our Stockholders of Our Issuance of the Shares, the Warrants and the Warrant Shares to WCH

Pursuant to the Master Transaction Agreement, WCH will purchase (i) 58,000,000 shares of our common stock and (ii) Warrants to purchase 30,000,000 shares of our common stock at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the Warrants) for an aggregate purchase price of approximately $314 million. We will issue the Warrant Shares upon exercise by WCH of the Warrants. Upon issuance of the Shares at the Closing, WCH will own approximately 16.1% of the outstanding shares of our common stock, based on 608,466,517 shares outstanding as of October 16, 2008. If WCH exercises the Warrants in full when the Warrants become exercisable, WCH will own approximately 19.3% of our common stock on a fully diluted basis, based on 608,466,517 shares outstanding as of October 16, 2008. Stockholders should consider the following factors which may affect them, as well as the other information contained in this proxy statement, in evaluating the proposal to approve the issuance of the Shares and the Warrants pursuant to the Master Transaction Agreement and the issuance of the Warrant Shares upon exercise of the Warrants.

Possible effect on market price of our common stock. We are unable to predict the potential effects of the Transactions on the trading activity and market price of our common stock. We are also unable to predict the effects on the trading activity and market price of our common stock if the Transactions do not close. Sales by WCH of a substantial number of shares of our common stock in the public market, or the perception that such sales might occur, could cause the price of our common stock to decline. Other than securities law requirements, there are only limited restrictions on WCH’s sales of the Shares, Warrants and Warrant Shares. See “The Master Transaction Agreement—Transfer Restrictions” included elsewhere in this proxy statement.

WCH will increase its ownership in our common stock and will have a right to designate one person for election to our board of directors. Following the Closing and when the Warrants become exercisable, assuming exercise of the Warrants, WCH will beneficially own approximately 19.3% of our common stock on a fully diluted basis and would be our largest stockholder. As a result of the Transactions, WCH will increase its ability to influence matters submitted to our stockholders for a vote. Pursuant to the Master Transaction Agreement, for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock, WCH has the right to designate one person for election to our board of directors.

Dilution. The issuance of the Shares and Warrant Shares to WCH will have a dilutive effect on an individual stockholder’s percentage voting power. Our issuance of the Shares to WCH will also have a dilutive effect on our future net income per common share. Our issuance of the Warrants to WCH will have a dilutive effect on our future net income per common share when the Warrants become exercisable, and after the Warrants are exercised, the Warrant Shares issuable upon exercise of the Warrants will have a dilutive effect on our future net income per common share. In addition, the standstill provisions in the Master Transaction Agreement permit WCH to acquire additional shares of our common stock up to a limit of 22.5% in the aggregate of our voting securities during the five years after the Closing, and this ownership percentage limitation terminates after this five-year period.

The Parties

AMD. We are a global semiconductor company with facilities around the world. Our products consist of (i) x86 microprocessors, for the commercial and consumer markets, embedded microprocessors for commercial, commercial client and consumer markets and chipsets for desktop and notebook personal computers, professional workstations and servers and (ii) graphics, video and multimedia products for desktop and notebook computers, including home media PCs, professional workstations and servers and technology for game consoles.

Mubadala and WCH. WCH is an exempted limited partnership organized under the laws of the Cayman Islands. Mubadala owns all of the partnership interests in WCH. AMD and WCH are parties to a stock purchase agreement dated as of November 15, 2007, pursuant to which AMD issued and sold to WCH 49,000,000 shares of our common stock for an aggregate purchase price of $622.3 million, less an expense reimbursement of approximately $14.6 million (the “2007 Investment”). As a result of the 2007 Investment, WCH owns approximately 8.1% of the outstanding shares of our common stock, based on 608,466,517 shares outstanding as of October 16, 2008.

Mubadala is an investment and development company wholly owned by the Government of Abu Dhabi. Mubadala’s mandate is to generate sustainable economic benefits for Abu Dhabi through prudent, commercially viable and profitable business ventures. Mubadala was established as an Abu Dhabi public joint stock company.

ATIC. ATIC is a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly owned by the Government of Abu Dhabi. ATIC is focused on making significant investments in the advanced technology sector, both locally and internationally. Its mandate is to generate returns that deliver long-term benefits to the Emirate of Abu Dhabi. We have been informed by ATIC that it is anticipated that, prior to the Closing, ATIC will become an Abu Dhabi public joint stock company.

The Foundry Company. The Foundry Company, an exempted company incorporated under the laws of the Cayman Islands (“The Foundry Company”), will be a U.S.-headquartered, leading-edge semiconductor manufacturing joint venture between ATIC and AMD.

The Transactions

Pursuant to the Master Transaction Agreement, AMD and ATIC will form a manufacturing joint venture, The Foundry Company. AMD will contribute certain assets and liabilities to The Foundry Company in exchange for certain securities of The Foundry Company, ATIC will contribute cash to The Foundry Company and pay cash to AMD in exchange for certain securities of The Foundry Company, and WCH will purchase the Shares and the Warrants from AMD. The Foundry Company will manufacture semiconductor products and will provide certain foundry services to AMD and in the future will offer foundry services to other third-party customers.

The Master Transaction Agreement contemplates that AMD, ATIC and The Foundry Company will enter into a Shareholders’ Agreement (the “Shareholders’ Agreement”), which sets forth the rights and obligations of AMD and ATIC as shareholders of The Foundry Company. In addition, a Funding Agreement among AMD, ATIC and The Foundry Company (the “Funding Agreement”) will provide for further equity funding of The Foundry Company by ATIC of a minimum of $3.6 billion and up to $6.0 billion over the five years after the Closing, and a Wafer Supply Agreement between AMD and The Foundry Company (the “Wafer Supply

Agreement”) will govern the terms by which AMD will purchase products manufactured by The Foundry Company. The Foundry Company will manufacture semiconductor products using intellectual property transferred by AMD to The Foundry Company, and certain intellectual property licensed to AMD. For more information on these agreements, see “The Shareholders’ Agreement,” “The Funding Agreement,” “The Wafer Supply Agreement” and “Agreements Related to Intellectual Property” appearing elsewhere in this proxy statement.

Our Purpose and Reasons for the Transactions

The semiconductor industry is undergoing a profound transformation. Vertically integrated companies are abandoning plans to invest in new capacity and manufacturing technology while announcing plans to outsource a growing percentage of their wafer requirements. Captive volumes can no longer support the cost of building leading-edge capacity and process technology investments.

Our board of directors held various discussions and consulted with our management and financial, legal and other advisors and believes that the Transactions will benefit AMD stockholders in a number of ways:

•

We will have a stronger balance sheet. On the basis of excluding The Foundry Company financials, our cash balance will increase with over $1.0 billion of new cash, our aggregate debt will decrease by approximately $1.2 billion and our net cash position will improve by approximately $2.1 billion, including the approximately $314 million of cash provided from the sale of the Shares and Warrants.

•

We believe we will greatly reduce any future manufacturing capital expenditures as well as process technology costs. ATIC has committed to provide additional equity funding to The Foundry Company of at least $3.6 billion and up to $6.0 billion over the five years after the Closing. We will have the right, but not the obligation, to fund the capital requirements of The Foundry Company in an amount pro-rata to our interest in the fully converted shares of The Foundry Company.

•

We will have a 50% voting interest (and approximately 44.4% fully converted to common interest) in The Foundry Company. The Foundry Company’s manufacturing capabilities will allow our management to focus on the research and development of products rather than manufacturing and processing.

•

As a shareholder of The Foundry Company, we expect to be able to take advantage of the shift by integrated device manufacturers (“IDMs”) to a fabless business model. We believe the number of IDMs foregoing their own manufacturing capabilities will continue to increase, which would result in higher demand for foundry services. The Foundry Company should, and is designed to, be in a position to capitalize on this trend by meeting customers’ demand volumes.

•

Merrill Lynch & Co. (“Merrill Lynch”) has provided an opinion to our board of directors that as of October 6, 2008 and based upon the assumptions made, matters considered and limits of its review, the Consideration to be received by AMD pursuant to the Master Transaction Agreement was fair from a financial point of view to AMD. “Consideration” for purposes of Merrill Lynch’s opinion consists of AMD’s receipt of Class A Preferred Shares of The Foundry Company and one Class A Ordinary Share of The Foundry Company, cash paid to AMD for the Shares and Warrants, cash paid to AMD from ATIC for Class B Preferred Shares of The Foundry Company, assumption of approximately $1.2 billion of debt owed to third parties by AMD or a subsidiary of AMD (the “Third-Party Debt”) by The Foundry Company, and extinguishment of Business accounts receivable owed by AMD to the Business by The Foundry Company.

•

Morgan Stanley & Co. Incorporated (“Morgan Stanley”) has provided an opinion to the Transaction Oversight Committee of our board of directors (the “Transaction Oversight Committee”) that as of October 6, 2008, and based upon and subject to the various considerations set forth in the opinion, the Consideration to be received by AMD in connection with the Transactions was fair from a financial point of view to AMD. For the purposes of Morgan Stanley’s opinion “Consideration” was defined as, in the aggregate: (i) the equity securities of The Foundry Company received by AMD and the extinguishment of certain intercompany accounts relating to AMD’s semiconductor manufacturing business in exchange for the contribution by AMD of certain assets related to its semiconductor manufacturing business, and certain related liabilities including, without limitation, $1.2 billion in third-party debt, to The Foundry Company; (ii) $700 million in cash received by AMD from ATIC in exchange for the transfer of an approximately 18.5% interest in The Foundry Company from AMD to ATIC, resulting in AMD owning approximately 44.5% of The Foundry Company on a fully converted basis and a 50% voting interest in The Foundry Company; and (iii) approximately $314 million received by AMD from WCH in exchange for the Shares and the Warrants (such amount representing the average closing price of AMD common stock for the 30-day period prior to the announcement of the Transactions, multiplied by 58,000,000 shares). The Transaction Oversight Committee was established by our board of directors to independently review and evaluate the Transactions. The Transaction Oversight Committee was comprised of independent (as defined under NYSE rules and regulations) and disinterested directors.

In its review of the proposed transactions, our board of directors also identified and considered a number of potentially negative factors and risks related to the Transactions, including:

•

the risk that the Transactions might not be completed in a timely manner or at all, and the possible negative effect of public announcement and pendency of the Transactions on our business, results of operations and financial condition;

•	the risk that the anticipated benefits and synergies of the joint venture might not be fully realized, might not be realized on a timely basis or might not be realized at all;

•	the effect of public announcement of the Transactions on our stock price, including as a result of dilution in the percentage ownership of our existing stockholders as a result of the Transactions;

•

the risk that provisions in the Master Transaction Agreement and related agreements may have the effect of discouraging other persons potentially interested in a business combination with us from pursuing that business combination, even if more favorable to our stockholders than the Transactions, including the restrictions on our ability to solicit offers for alternative business transactions and the requirement that we pay a termination fee of $50 million to WCH upon termination of the Master Transaction Agreement as a result of change of control proposals for us;

•	the restrictions imposed by the Master Transaction Agreement on the conduct of our business in the period prior to the Closing;

•	we will no longer have direct control over the manufacture of our wafers now manufactured by The Foundry Company;

•	the possibility of management and employee disruption associated with the Transactions and transfer of assets to The Foundry Company; and

•

the right of WCH and ATIC to terminate the Master Transaction Agreement under certain circumstances, including a material adverse effect on us or on the proposed business of The Foundry Company, if the Closing has not occurred by March 7, 2009, or if the Transactions have not been approved by certain regulatory authorities, including the Committee on Foreign Investment in the United States (“CFIUS”).

Financial Impact on Us of the Master Transaction Agreement, Including Our Issuance of the Shares, the Warrants and the Warrant Shares to WCH

The proceeds we receive from our issuance of the Shares and the Warrants to WCH will be recorded on our consolidated balance sheet as stockholders’ equity. Our issuance of the Shares to WCH will have a dilutive effect on our future net income per common share. Our issuance of the Warrants to WCH will have dilutive effect on our future net income per common share when the Warrants become exercisable, and after the Warrants are exercised, the Warrant Shares issuable upon exercise of the Warrants will have a dilutive effect on our future net income per common share.

We will consolidate the accounts of The Foundry Company as required by FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, An Interpretation of ARB No. 51 (“FIN 46R”). Based on the structure of the Transactions, pursuant to the guidance in FIN 46R, The Foundry Company is a variable-interest entity and we are deemed to be the primary beneficiary and are, therefore, required to consolidate the accounts of The Foundry Company. Upon the Closing, the accounts of The Foundry Company will include (i) the assets and liabilities we contributed to The Foundry Company, recorded at their historical costs, in exchange for securities of The Foundry Company and (ii) the cash invested by ATIC directly into The Foundry Company in exchange for securities of The Foundry Company. Upon consolidation, intercompany transactions and profits will be eliminated and ATIC’s noncontrolling interest, represented by its equity interests in The Foundry Company, will not be recorded on our consolidated balance sheet as stockholders’ equity due to the right that ATIC has to put those securities back to us in the event of a change of control of AMD.

Our net income per common share will consist of our consolidated net income adjusted for (i) the portion of The Foundry Company’s earnings or losses attributable to ATIC, based on ATIC’s proportional ownership interest in The Foundry Company’s Class A Preferred Shares, and (ii) the non-cash cumulative dividend attributable to us, based on our proportional ownership interest in The Foundry Company’s Class A Preferred Shares.

Opinion of Our Financial Advisor

AMD retained Merrill Lynch to act as its financial advisor with respect to the establishment of a joint venture, The Foundry Company, with ATIC and WCH under the terms of the Master Transaction Agreement. Pursuant to the Master Transaction Agreement (i) AMD would transfer certain assets to The Foundry Company, and The Foundry Company would assume certain liabilities, including the Third-Party Debt, in each case related to AMD’s “front-end” semiconductor manufacturing or fabrication facilities, properties and assets (excluding assets, facilities and properties related to “back-end” manufacturing functions such as assembly, test, mark and packaging) (the “Business”), (ii) ATIC would contribute $1.4 billion in cash to The Foundry Company and pay $700 million in cash to AMD, (iii) The Foundry Company would issue to AMD Class A Preferred Shares of The Foundry Company representing approximately 44.4% of The Foundry Company’s outstanding ordinary shares on a fully converted basis as well as one Class A Ordinary Share and would issue to ATIC Class A and Class B Preferred Shares of The Foundry Company and Class A and Class B Convertible Notes of The Foundry Company, in the principal amount of approximately $420 million, which when taken together, on an as converted basis, would represent approximately 55.6% of The Foundry Company’s outstanding ordinary shares, as well as one Class A Ordinary Share, (iv) AMD would issue to WCH 58,000,000 shares of AMD’s common stock and AMD would receive from WCH approximately $314 million in cash in exchange for such shares, (v) AMD would issue to WCH Warrants to purchase 30,000,000 shares of AMD’s common stock with a $0.01 per share exercise price and 10-year expiration, (vi) AMD would extinguish any and all intercompany liabilities between it and the Business on or prior to Closing, and (vii) AMD, ATIC, WCH and The Foundry Company would enter into a number of related commercial agreements, including, without limitation, the Funding Agreement that commits ATIC under certain conditions to fund the build-out of The Foundry Company’s semiconductor manufacturing facilities in New York and Dresden and the Wafer Supply Agreement that governs the pricing, volume and other commitments (including exclusivity commitments by AMD) between AMD and The Foundry Company for the supply of wafers.

In connection with the Transactions, AMD requested that Merrill Lynch evaluate the fairness, from a financial point of view, of the Consideration (as defined below) to be received by AMD pursuant to the Transactions. “Consideration” for purposes of Merrill Lynch’s opinion consists of AMD’s receipt of Class A Preferred Shares of The Foundry Company and one Class A Ordinary Share, cash paid to AMD for shares of

AMD Common Stock and the Warrants, cash paid to AMD from ATIC for Class B Preferred Shares of The Foundry Company, assumption of the Third-Party Debt by The Foundry Company, and extinguishment of Business accounts receivable owed by AMD to the Business by The Foundry Company. At the meeting of the AMD board of directors on October 6, 2008, Merrill Lynch rendered its oral opinion to the board of directors, which opinion was subsequently confirmed in writing, that as of October 6, 2008, based upon the assumptions made, matters considered and limits of such review, as set forth in its opinion, the Consideration to be received by AMD pursuant to the Transactions was fair from a financial point of view.

The full text of Merrill Lynch’s opinion is attached as Annex A and is incorporated into this document by reference in its entirety. The opinion sets forth material information relating to such opinion, including the assumptions made, matters considered and qualifications and limitations on the scope of review undertaken by Merrill Lynch in rendering its opinion. We encourage you to read the entire opinion carefully. The summary of the opinion of Merrill Lynch set forth below is qualified in its entirety by reference to, and should be reviewed together with, the full text of the opinion.

Merrill Lynch’s opinion is addressed to the AMD board of directors and addresses only the fairness, as of the date of the opinion, from a financial point of view, of the Consideration to be received by AMD pursuant to the Master Transaction Agreement. The opinion is for the use and benefit of AMD’s board of directors, does not address the merits of the underlying decision by AMD to engage in the Master Transaction Agreement and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the transaction or any matter related to the Master Transaction Agreement. In rendering the opinion, Merrill Lynch expressed no view or opinion with respect to the fairness (financial or otherwise) of the commercial agreements contemplated by the Master Transaction Agreement or of the amount or nature or any other aspect of any compensation payable to or to be received by any officers, directors, or employees of any parties to the Master Transaction Agreement, or any class of such persons, relative to the Consideration to be received by AMD pursuant to the Master Transaction Agreement.

In arriving at its opinion, Merrill Lynch, among other things:

•	reviewed certain publicly available business and financial information relating to AMD and the Business that Merrill Lynch deemed to be relevant;

•

reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of AMD, the Business and The Foundry Company furnished to Merrill Lynch by AMD;

•	conducted discussions with members of senior management and representatives of AMD and the Business concerning the matters described in bullets 1 and 2 above;

•	reviewed the market prices and valuation multiples for certain publicly traded companies that Merrill Lynch deemed to be relevant to AMD, the Business and The Foundry Company;

•

reviewed the results of operations of AMD and the Business and the financial forecasts for AMD, the Business and The Foundry Company and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant;

•	compared the proposed financial terms of the Master Transaction Agreement with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant;

•	participated in certain discussions and negotiations among representatives of AMD, the Business, The Foundry Company, ATIC and WCH and their financial and legal advisors;

•	reviewed a draft dated October 6, 2008 of the Master Transaction Agreement as well as drafts of all Ancillary Agreements (as such term is defined in the Master Transaction Agreement); and

•

reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch’s assessment of general economic, market and monetary conditions.

In preparing its opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it, discussed with or reviewed by or for it, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information or undertaking an independent evaluation or appraisal of any of the assets or liabilities of AMD or The Foundry Company, nor was Merrill Lynch furnished with any such evaluation or appraisal. Merrill Lynch did not evaluate the solvency or fair value of AMD or The Foundry Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, Merrill Lynch did not assume any obligation to conduct any physical inspection of the properties or facilities of AMD or The Foundry Company. With respect to the financial forecast information furnished to or discussed with Merrill Lynch by AMD, Merrill Lynch assumed that such information was reasonably prepared and reflected the best currently available estimates and judgment of AMD’s management as to the expected future financial performance of AMD, the Business and The Foundry Company, as the case may be. Merrill Lynch also assumed that the final form of the Master Transaction Agreement and Ancillary Agreements would be substantially similar to the last draft Merrill Lynch reviewed.

Merrill Lynch’s opinion was necessarily based upon market, economic and other conditions as they existed and could be evaluated on the date of the opinion, and upon the information made available to Merrill Lynch as of the date of the opinion.

Merrill Lynch’s Financial Analyses

At the meeting of AMD’s board of directors held on October 6, 2008, Merrill Lynch presented certain financial analyses accompanied by delivery of its written materials in connection with the delivery of its oral opinion at that meeting and its subsequent written opinion. The following is a summary of the material financial analyses performed by Merrill Lynch in arriving at its opinion.

Comparable Public Trading Multiples Analysis

Merrill Lynch compared selected financial and trading data for four publicly traded semiconductor foundry companies that Merrill Lynch deemed to be relevant to its analysis of the Business and The Foundry Company. These companies were:

•	Chartered Semiconductor Manufacturing Ltd.

•	United Microelectronics Corporation

•	Semiconductor Manufacturing Incorporated

•	Taiwan Semiconductor Manufacturing Corporation, Ltd.

For each of the companies identified above, Merrill Lynch calculated various valuation multiples, including:

•	The ratio of enterprise value to the estimated revenue, for calendar year 2009;

•	The ratio of enterprise value to the estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”), for calendar year 2009;

•	The ratio of enterprise value to the book value of assets; and

•	The ratio of market value to the book value of equity.

Based upon its analysis of the full ranges of multiples calculated for the companies identified above and its consideration of various factors and judgments about current market conditions and the characteristics of such companies (including qualitative factors and judgments involving non-mathematical considerations), Merrill Lynch determined relevant ranges of multiples for such companies (which relevant ranges were narrower than the full ranges of such multiples). The relevant ranges of such multiples, as determined by Merrill Lynch, are set forth in the table below.

For purposes of its analysis, Merrill Lynch calculated the enterprise value as the market capitalization plus total debt, minority interests and preferred stock, less cash and cash equivalents. To calculate these trading multiples, Merrill Lynch used revenue and EBITDA projections reported by independent research analyst reports and First Call estimates and closing trading prices of equity securities of each identified company on October 3, 2008. First Call is an online aggregator of independent research analyst estimates managed by Thomson Financial. For book value of asset and book value of equity, Merrill Lynch used the latest public filings for each identified company. For the Business, Merrill Lynch used revenue, book value of assets, and book value of equity projections based, separately, on estimates reported by internal management projections.

	Comparable Company Relevant Multiple Range	Implied Enterprise Value of the Business ($ in billions)	Implied Multiple based on Consideration
Research Estimates:
CY2009 Enterprise Value / Revenue	0.80x – 1.10x	$1.2 – $1.6	2.46x
CY2009 Enterprise Value / EBITDA	2.0x – 3.0x	$0.2 – $0.3	38.7x
Enterprise Value / Book Value of Assets	0.35x – 0.55x	$1.3 – $2.0	0.99x
Market Value / Book Value of Equity	0.50x – 0.75x	$1.9 – $2.3	1.61x

Merrill Lynch observed that the implied multiples based on the Consideration to be received by AMD pursuant to the Master Transaction Agreement were above the range of the comparable public trading multiples projected for calendar year 2009 based on management’s estimated revenue and EBITDA for the Business. In addition, Merrill Lynch observed that the implied multiples based on the Consideration to be received by AMD pursuant to the Master Transaction Agreement were above the range of the comparable trading multiples for book value of assets and book value of equity of the Business. Merrill Lynch also observed that the Consideration to be received by AMD pursuant to the Master Transaction Agreement was above the range of the implied enterprise value of the Business derived from the application of the relevant comparable public trading multiples projected for calendar year 2009 based on management’s estimated revenue and EBITDA for the Business. In addition, Merrill Lynch observed that the Consideration to be received by AMD pursuant to the Master Transaction Agreement was above the range of the implied enterprise value of the Business derived from the application of the relevant transaction multiples to estimated book value of equity and book value of assets for the Business based on management estimates.

It should be noted that no company used in the above analysis is identical to the Business or The Foundry Company. In evaluating companies identified by Merrill Lynch as comparable to the Business or The Foundry Company, Merrill Lynch made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of AMD or The Foundry Company, such as the impact of competition on the business of AMD or The Foundry Company and the industry generally, industry growth and the absence of any material change in the financial condition and prospects of AMD or The Foundry Company or the industry or in the financial markets in general. A complete analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading values of such comparable companies.

Comparable Transaction Analysis

Using publicly available research analyst estimates and other publicly available information, Merrill Lynch examined the following transactions in the semiconductor manufacturing industry which Merrill Lynch deemed to be relevant. The precedent transactions that Merrill Lynch considered to be relevant were:

Acquiror	Target
Tower Semiconductor Ltd.	Jazz Technologies, Inc.
Chartered Semiconductor Manufacturing Ltd.	Hitachi Semiconductor—Singapore Fab
Vanguard International Semiconductor Corporation	Winbond Electronics
Acquicor Technology	Jazz Semiconductor
ON Semiconductor Corporation	LSI—Gresham Fab
Micron Technology	Toshiba DRAM

For each of the transactions identified above, Merrill Lynch calculated various valuation multiples, including the ratio of market value to the book value of equity for the identified target company based on the period in which the relevant transaction was announced.

Based upon its analysis of the full ranges of multiples calculated for the transactions identified above and its consideration of various factors and judgments about current market conditions and the characteristics of such transactions and the companies involved in such transactions (including qualitative factors and judgments involving non-mathematical considerations), Merrill Lynch determined relevant ranges of multiples for such transactions (which relevant ranges were narrower than the full ranges of such multiples). The relevant range of such multiples, as determined by Merrill Lynch, was 1.00x to 1.10x, as set forth in the table below.

All calculations of multiples paid in the transactions identified above were based on public information available at the time of public announcement of such transactions. Merrill Lynch’s analysis did not take into account different market and other conditions during the period in which the selected transactions occurred.

The following table summarizes the derived relevant range of multiples for the transactions identified above and the ranges of enterprise value of the Business, implied by such multiples:

	Multiple Range	Implied Enterprise Value of the Business ($ in billions)	Implied Multiple based on Consideration
Market Value / Book Value of Equity	1.00x – 1.10x	$2.7 – $2.9	1.61x

Merrill Lynch observed that the implied multiples based on the Consideration received by AMD pursuant to the Master Transaction Agreement were above the range of the comparable transaction multiples for book value of equity. Merrill Lynch also observed that the Consideration to be received by AMD was above the range of the implied enterprise value of the Business derived from the application of the relevant transaction multiples to estimated book value of equity for the Business based on management estimates.

It should be noted that no transaction utilized in the analysis above is identical to the Master Transaction Agreement. A complete analysis involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved in these transactions and other factors that could affect the transaction multiples in such transactions to which the Master Transaction Agreement is being compared.

Discounted Cash Flow Analysis

Merrill Lynch performed a discounted cash flow analysis of The Foundry Company for the period January 1, 2009 through December 31, 2020 based on management projections. Merrill Lynch calculated ranges of enterprise value based upon the sum of the discounted net present value of The Foundry Company’s eleven year stream of projected unlevered free cash flows plus the discounted net present value of the terminal value based on a range of multiples applied to The Foundry Company’s projected 2020 EBITDA. In its discounted cash flow analysis, Merrill Lynch performed sensitivities based upon the attainment of varying amounts of third-party customer revenue and applied what it considered to be appropriate discount rates ranging from 20.0% to 30.0% and terminal value multiples of estimated calendar year 2020 EBITDA ranging from 3.0x to 6.0x, both of which ranges were based on attainment of third-party customer revenue.

Using the discount rates and terminal value multiples of estimated calendar year 2020 EBITDA referred to above, Merrill Lynch calculated the following range of discounted cash flow values for The Foundry Company ($ in billions):

	Low	High
Implied discounted cash flow values for The Foundry Company	$(0.2)	$3.0

Merrill Lynch observed that the Consideration to be received by AMD pursuant to the Master Transaction Agreement was above the range of discounted cash flow values based on management’s guidance.

General

The summary set forth above does not purport to be a complete description of the analyses performed by Merrill Lynch in arriving at its opinion. The fact that any specific analysis has been referred to in the summary above or in this proxy statement is not meant to indicate that such analysis was given more weight than any other analysis. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances; therefore, such an opinion is not readily susceptible to partial analysis or summary description. No company, business or transaction used in such analyses as a comparison is identical to the Business, The Foundry Company or the Master Transaction Agreement, nor is an evaluation of such analyses entirely mathematical. In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, would, in the view of Merrill Lynch, create an incomplete and misleading view of the analyses underlying Merrill Lynch’s opinion.

Some of the summaries of financial analyses above include information presented in tabular format. In order to fully understand Merrill Lynch’s analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described above without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Merrill Lynch’s analyses.

The analyses performed by Merrill Lynch include analyses based upon forecasts of future results, which results may be significantly more or less favorable than those upon which Merrill Lynch’s analyses were based. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties or their respective advisors, neither Merrill Lynch nor any other person assumes responsibility if future results or actual values are materially different from those contemplated above.

AMD retained Merrill Lynch based upon Merrill Lynch’s experience and expertise. Merrill Lynch is an internationally recognized investment banking firm with substantial experience in transactions similar to the proposed transactions. Merrill Lynch, as part of its investment banking business, is continually engaged in the valuation of businesses and securities in connection with business combinations and acquisitions and for other purposes.

Under the terms of the engagement letter between Merrill Lynch and AMD, Merrill Lynch agreed to provide financial advisory services to AMD, including an opinion as to the fairness from a financial point of view of the Consideration to be received pursuant to the Master Transaction Agreement, and AMD agreed to pay Merrill Lynch a customary fee, a significant portion of which is contingent upon consummation of the Master Transaction Agreement. In addition, AMD has agreed to indemnify Merrill Lynch and its affiliates (and their respective directors, officers, agents, employees and controlling persons) against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Merrill Lynch’s engagement.

Merrill Lynch and its affiliates have, in the past, provided financial advisory and financing services to AMD and/or its affiliates and may continue to do so in the future and have received, and may receive, fees for the rendering of such services. In addition, in the ordinary course of its business, Merrill Lynch or its affiliates may actively trade AMD shares and its other securities for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Opinion of the Financial Advisor of the Transaction Oversight Committee of Our Board of Directors

The Transaction Oversight Committee of AMD retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with a possible joint venture related to its semiconductor foundry business. The Transaction Oversight Committee selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation and its familiarity with AMD. At the meeting of the Transaction Oversight Committee on October 6, 2008, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of October 6, 2008, and based upon and subject to the various considerations set forth in the opinion, the “Consideration” to be received by AMD in connection with the Transactions was fair from a financial point of view to AMD. For the purposes of Morgan Stanley’s opinion and for this section of the proxy statement “Consideration” was and is, respectively, defined as, in the aggregate: (i) the equity securities of The Foundry Company received by AMD and the extinguishment of certain intercompany accounts relating to AMD’s semiconductor manufacturing business in exchange for the contribution by AMD of certain assets related to its semiconductor manufacturing business, and certain related liabilities including, without limitation, $1.2 billion in third-party debt, to The Foundry Company; (ii) $700 million in cash received by AMD from ATIC in exchange for the transfer of an approximately 18.5% interest in The Foundry Company from AMD to ATIC, resulting in AMD owning approximately 44.5% of the Foundry Company on a fully converted basis and a 50% voting interest in The Foundry Company; and (iii) approximately $314 million received by AMD from WCH in exchange for the Shares and the Warrants (such amount representing the average closing price of AMD common stock for the 30-day period prior to the announcement of the Transactions, multiplied by 58,000,000 shares).

The full text of Morgan Stanley’s opinion is attached as Annex B and is incorporated into this proxy statement by reference in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. We encourage you to read the entire opinion carefully. Morgan Stanley’s opinion is directed to the Transaction Oversight Committee and addresses only the fairness from a financial point of view of the Consideration to be received by AMD pursuant to the Transactions as of the date of the opinion. It does not address any other aspects of the Transactions and does not constitute a recommendation to any holder of AMD common stock as to how to vote at any stockholders’ meeting to be held in connection with the Transactions. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to, and should be reviewed together with, the full text of the opinion.

In connection with rendering its opinion, Morgan Stanley, among other things:

•	reviewed certain publicly available financial statements and other business and financial information of AMD;

•	reviewed certain internal financial statements and other financial and operating data concerning AMD;

•	reviewed certain financial projections of AMD and The Foundry Company prepared by the management of AMD;

•	reviewed certain financial projections of The Foundry Company jointly prepared by the managements of AMD and WCH, respectively;

•

discussed the past and current operations and financial condition and the prospects of AMD and The Foundry Company, including information relating to certain strategic, financial and operational benefits anticipated from the Transactions, with senior executives of AMD and WCH, respectively;

•	reviewed the pro forma impact of the Transactions on AMD’s earnings per share, cash flow, consolidated capitalization and financial ratios;

•	compared the operations and financial forecasts for The Foundry Company with that of certain publicly-traded companies comparable with The Foundry Company;

•	reviewed the financial terms, to the extent publicly available, of certain transactions comparable to the Transactions;

•	compared the financial performance of AMD and the prices and trading activity of the AMD Common Stock with that of certain other publicly-traded companies comparable with AMD, and their securities;

•	participated in certain discussions and negotiations among representatives of AMD and WCH and their financial and legal advisors;

•	reviewed the Master Transaction Agreement and certain related documents; and

•	performed such other analyses and considered such other factors as it deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by AMD and WCH, and formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Transactions, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of AMD and WCH of the future financial performance of AMD and The Foundry Company, as applicable. In addition, Morgan Stanley assumed that the Transactions will be consummated in accordance with the terms set forth in the Master Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that ATIC will obtain financing in accordance with the terms set forth in the Master Transaction Agreement and related agreements. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transactions, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transactions. Morgan Stanley relied upon, without independent verification, the assessment by AMD of:

•	the future, potential financial performance of each of AMD and The Foundry Company;

•	the likely terms and conditions of The Foundry Company’s future customer contracts;

•	the timing of, and risks associated with, the creation of The Foundry Company; and

•	the validity of, and risks associated with, AMD’s and The Foundry Company’s existing and future technologies, intellectual property, products, services and business models.

In connection with the analysis of the Consideration, Morgan Stanley took into consideration the provision of certain future financing to The Foundry Company by ATIC and AMD and other factors deemed appropriate. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of AMD and WCH and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley’s opinion only addressed the fairness, from a financial point of view, of the Consideration to be received by AMD in connection with the Transactions. Morgan Stanley’s opinion did not address the fairness of any non-financial aspects of the Transactions. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of AMD’s, WCH’s or ATIC’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by AMD in the Transactions. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of AMD or The Foundry Company, nor was Morgan Stanley furnished with any such appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of October 6, 2008. Events occurring after October 6, 2008 may affect this opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated October 6, 2008. The various analyses summarized below were based on closing market prices as of October 3, 2008, the last full trading day prior to the meeting of the Transaction Oversight Committee to consider and approve the Transactions and each of the transaction documents and recommend, among other things, that the full board of directors of AMD approve the Transactions and the execution and delivery of the transaction documents to which AMD is a party. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Rather, the analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s fairness opinion.

Comparable Company Analysis

Morgan Stanley performed a comparable company analysis, which attempts to provide a range of implied aggregate values for The Foundry Company by comparing it to similar companies. Morgan Stanley compared certain financial information of The Foundry Company with publicly available I/B/E/S consensus estimates for companies that shared similar business characteristics and/or offer semiconductor foundry services of the nature to be offered by The Foundry Company. These companies included the following:

•	Taiwan Semiconductor Manufacturing Company Ltd.

•	Chartered Semiconductor Manufacturing Ltd.

•	Semiconductor Manufacturing International Corporation

•	United Microelectronics Corporation

For purposes of this analysis, Morgan Stanley analyzed the following statistics of each of these companies for comparison purposes: (i) the ratio of aggregate value (defined as market capitalization plus total debt less cash and cash equivalents) to estimated revenue for calendar years 2009 and 2010, (ii) the ratio of aggregate value to EBITDA for calendar years 2009 and 2010, (iii) the ratio of price to book value, defined as shareholders’ equity, and (iv) the ratio of price to net tangible assets, defined as shareholders’ equity less goodwill and less other intangible assets.

Based on the analysis of the relevant metrics for each of the comparable companies, Morgan Stanley selected representative ranges of financial multiples of the comparable companies and applied these ranges of multiples to the relevant The Foundry Company financial statistic. For purposes of estimated calendar years 2009 and 2010 The Foundry Company estimates, Morgan Stanley utilized AMD management projections. Based on The Foundry Company’s expected capitalization as a result of the Transactions, Morgan Stanley calculated the estimated implied aggregate value of The Foundry Company as of October 3, 2008 as follows:

Calendar Year End Financial Statistic	Comparable Company Representative Multiple Range	Implied Aggregate Value of The Foundry Company ($ Billions)
Aggregate Value to Estimated 2009 Revenue	0.6x – 1.5x	$0.9 – $2.2
Aggregate Value to Estimated 2010 Revenue	0.5x – 1.2x	$1.1 – $2.7
Aggregate Value to Estimated 2009 EBITDA	1.4x – 3.5x	$0.1 – $0.3
Aggregate Value to Estimated 2010 EBITDA	1.5x – 3.0x	$0.9 – $1.8
Price / Book Value	0.2x – 1.0x	$1.4 – $2.7
Price / Net Tangible Assets	0.2x – 1.0x	$1.6 – $3.2

The management of AMD informed Morgan Stanley, and Morgan Stanley noted for purposes of its analysis, that pursuant to the contemplated Transactions, the value of net tangible assets to be contributed by AMD to The Foundry Company was $2.1 billion. Furthermore, the management of AMD informed Morgan Stanley, and Morgan Stanley noted for purposes of its analysis, that pursuant to the contemplated Transactions: (i) the net value of AMD’s initial stake in The Foundry Company (calculated as 63% of the ordinary shares of the company on a fully converted basis), plus (ii) the cash to be received by AMD for the sale of approximately 18.5% of its initial stake in The Foundry Company (calculated on a fully converted basis) to ATIC, plus (iii) $1.2 billion in third-party debt of AMD transferred to The Foundry Company, plus (iv) the value of certain intercompany accounts which will be retired, minus (v) the value of the warrants granted to WCH, would be $3.7 billion in the aggregate (the “Foundry Company Consideration”).

No company utilized in the comparable company analysis is identical to The Foundry Company. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of The Foundry Company and AMD, such as the impact of competition on the businesses of AMD and The Foundry Company and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of AMD, The Foundry Company or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using peer group data.

Discounted Cash Flow Analysis

As part of its analysis, and in order to estimate a range of aggregate present values for The Foundry Company, Morgan Stanley performed a discounted cash flow analysis. A discounted cash flow analysis is designed to provide insight into the value of a company as a function of its future cash flows and terminal value. Morgan Stanley relied on cash flow projections for calendar years 2009 through 2013 for The Foundry Company provided by the management of AMD. Morgan Stanley estimated a range of terminal values calculated in 2013 based on EBITDA exit multiples of 3.5x to 4.5x applied to 2014 EBITDA. “Terminal value” refers to the estimate of the value of all future cash flows from an asset at a particular point in time. Morgan Stanley discounted the unlevered free cash flow streams and the estimated range of terminal values to a present value, as of December 31, 2008, based on (i) a discount rate of 14.25% for the portion of The Foundry Company’s unlevered free cash flow associated with manufacturing AMD microprocessors, (ii) a discount rate of 22.5% for the unlevered free cash flow associated with The Foundry Company’s business focused on third-party semiconductor customers other than AMD, and (iii) a discount rate of 20% for the terminal value. Based on these projections and assumptions, the discounted cash flow analysis of The Foundry Company yielded an implied aggregate valuation range of approximately $1.6 billion to $3.2 billion. Morgan Stanley noted that the value of net tangible assets contributed by AMD was $2.1 billion and the value of the Foundry Company Consideration to be received by AMD pursuant to the Master Transaction Agreement was $3.7 billion.

Analysis of Precedent Transactions

Morgan Stanley performed a precedent transactions analysis, which is designed to imply a range of aggregate values of a company based on publicly available financial terms of selected transactions that share certain characteristics with the planned Transactions, involving companies with some similarities to The Foundry Company. In connection with its analysis, Morgan Stanley compared publicly available statistics for two categories of transactions. The first category consisted of 5 selected semiconductor fabrication plant acquisition transactions occurring between January 1, 2004 and October 3, 2008, in which the target assets were involved in the manufacturing of semiconductor wafers. The following is a list of these transactions:

Selected Semiconductor Fabrication Plant Acquisitions
Target	Acquiror
Fabrication Facilities of Winbond Electronics Corp.	Vanguard International Semiconductor Corporation
Gresham, Oregon Fabrication Facilities of LSI Logic Corporation	ON Semiconductor Corporation
Hitachi Semiconductor Singapore Pte Ltd	Chartered Semiconductor Manufacturing Ltd.
Jazz Technologies, Inc.	Acquicor Technology Inc.
Jazz Technologies, Inc.	Tower Semiconductor Ltd.

Morgan Stanley also compared publicly available statistics for 7 selected precedent transactions involving asset intensive semiconductor and technology manufacturing transactions between January 1, 2001 and October 3, 2008, for which the transaction values were greater than $1 billion. The following is a list of these transactions:

Selected Asset Intensive Semiconductor and Technology Manufacturing Transactions
Target	Acquiror
Agere Systems, Inc.	LSI Logic Corporation
ChipPAC, Inc.	ST Assembly Test Services Ltd.
Freescale Semiconductor, Inc.	Investor Group
International Rectifier Corporation	Vishay Intertechnology, Inc.
SCI Systems, Inc.	Sanmina Corporation
Siliconix, Inc.	Vishay Intertechnology, Inc.
Solectron Corporation	Flextronics International Ltd.

For each transaction listed above, Morgan Stanley noted the following financial statistics where available: (i) the ratio of aggregate value of the transaction to next twelve months estimated revenue; (ii) the ratio of aggregate value of the transaction to next twelve months estimated EBITDA; (iii) the ratio of aggregate value to total assets; and (iv) the ratio of price to book value.

Based on the analysis of the relevant metrics for each transaction listed above, Morgan Stanley selected representative ranges of implied financial multiples of the transactions and applied these ranges of financial multiples to the relevant financial statistic for The Foundry Company. For purposes of estimated next twelve month The Foundry Company estimates, Morgan Stanley utilized calendar year 2009 projections provided by AMD management. The following table summarizes Morgan Stanley’s analysis:

Precedent Transactions Financial Statistic	Representative Range	Implied Aggregate Value of The Foundry Company ($ Billions)
Aggregate Value to Estimated Next Twelve Months Revenue	0.9x – 1.5x	$1.3 – $2.2
Aggregate Value to Estimated Next Twelve Months EBITDA	5.0x – 8.0x	$0.5 – $0.8
Aggregate Value to Total Assets	0.7x – 1.2x	$2.6 – $4.4
Price to Book Value	0.9x – 1.5x	$2.6 – $3.5

Morgan Stanley noted that the value of net tangible assets contributed by AMD was $2.1 billion and the value of the Foundry Company Consideration to be received by AMD pursuant to the Master Transaction Agreement was $3.7 billion.

No company or transaction utilized in the precedent transactions analysis is identical to The Foundry Company or the Transactions. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to general business, market and financial conditions and other matters, which are beyond the control of AMD and The Foundry Company, such as the impact of competition on the business of AMD, The Foundry Company or the industry generally, industry growth and the absence of any adverse material change in the financial condition of AMD, The Foundry Company or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared.

Miscellaneous

In connection with the review of the Transactions by AMD’s Transaction Oversight Committee, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of The Foundry Company. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Many of these assumptions are beyond the control of AMD or The Foundry Company. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the Consideration to be received by AMD pursuant to the Transactions from a financial point of view to AMD and in connection with the delivery of its opinion dated October 6, 2008 to the Transaction Oversight Committee. These analyses do not purport to be appraisals or to reflect the prices at which shares of common stock of AMD might actually trade.

The Consideration was determined through arm’s length negotiations between AMD, WCH and ATIC and was approved by the Transaction Oversight Committee. Morgan Stanley provided advice to the Transaction Oversight Committee during these negotiations. Morgan Stanley did not, however, recommend any specific consideration to AMD or the Transaction Oversight Committee or that any specific consideration constituted the only appropriate consideration for the Transactions.

Morgan Stanley’s opinion and its presentation to the Transaction Oversight Committee was one of many factors taken into consideration by the Transaction Oversight Committee in deciding to approve the Transactions and each of the transaction documents and recommend, among other things, that the full board of directors of AMD approve the Transactions and the execution and delivery of the transaction documents to which AMD is a party. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Transaction Oversight Committee with respect to the Consideration or of whether AMD’s board of directors would have been willing to agree to different consideration.

AMD’s Transaction Oversight Committee retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, joint ventures, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate, estate and other purposes. In the ordinary course of Morgan Stanley’s trading, brokerage, investment management and financing activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or for the accounts of customers in the debt or equity securities or senior loans of AMD or any other parties, commodities or currencies involved in the Transactions. In the past, Morgan Stanley or its affiliates have provided financial advisory and financing services for AMD and funds affiliated with WCH and ATIC and have received fees in connection with such services. Morgan Stanley may also seek to provide such services to AMD, The Foundry Company, WCH and ATIC in the future and may receive fees for the rendering of these services.

Under the terms of its engagement letter, Morgan Stanley provided the Transaction Oversight Committee advisory services and a financial opinion in connection with the Transactions, and AMD has agreed to pay Morgan Stanley a fee for its services which was contingent upon the earliest to occur of the rendering of this financial opinion, the termination of discussions relating to the Transactions, the termination of the Transactions, the closing of the Transactions, or March 31, 2009. The Transaction Oversight Committee has also agreed to reimburse Morgan Stanley for its expenses, including attorneys’ fees, incurred in connection with its services. In addition, AMD has agreed to indemnify Morgan Stanley and any of its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to or arising out of Morgan Stanley’s engagement.

Interests of Certain Persons in the Transactions

Hector de J. Ruiz Foundry Company Employment Agreement. Hector de J. Ruiz is currently Chairman of our board of directors. In connection with the Transactions, on October 6, 2008, AMD signed, on behalf of The Foundry Company, an employment agreement between AMD and Dr. Ruiz (the “Ruiz Foundry Company Employment Agreement”), pursuant to which Dr. Ruiz will serve as a non-voting, non-director Chairman of the board of directors of The Foundry Company (the “The Foundry Company Board”), to be effective upon the Closing. The term of the Ruiz Foundry Company Employment Agreement is two years, commencing on the Closing (the “Ruiz Employment Term”). In the event that the Closing does not occur pursuant to the terms of the Master Transaction Agreement, the Ruiz Foundry Company Employment Agreement will be automatically null and void.

Under the Ruiz Foundry Company Employment Agreement Dr. Ruiz’s base salary at The Foundry Company will be $1,150,000 per year and during the Ruiz Employment Term, Dr. Ruiz will be eligible for a target annual bonus opportunity of 200% of his base salary, with a maximum annual bonus opportunity at 400% of his base salary, subject to achievement of applicable performance goals established by The Foundry Company Board in consultation with Dr. Ruiz. In the event that Dr. Ruiz’s employment is terminated by The Foundry Company without Cause (as such term is defined in the Ruiz Foundry Company Employment Agreement) or Dr. Ruiz resigns for Good Reason (as such term is defined in the Ruiz Foundry Company Employment Agreement), The Foundry Company will pay to Dr. Ruiz, subject to compliance with a non-competition and non-solicitation provisions and execution of a release of claims, an amount equal to his base salary and the target annual bonuses remaining payable to Dr. Ruiz for the remainder of the Ruiz Employment Term, payable in a lump sum. If Dr. Ruiz’s employment is terminated due to disability or death, Dr. Ruiz or his beneficiaries, as applicable, are eligible to receive the same amounts as if Dr. Ruiz had been terminated without Cause; provided that no release of claims is required in the event that Dr. Ruiz’s employment is terminated due to death.

The foregoing description of the Ruiz Foundry Company Employment Agreement is qualified in its entirety by reference to the full text of the Ruiz Foundry Company Employment Agreement, which was filed as Exhibit 10.2 to AMD’s Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2008 and incorporated by reference herein.

Hector de J. Ruiz Bonus Payment. In connection with the Transactions, our board of directors approved a transaction bonus payable by AMD to Dr. Ruiz in cash equal to $3,000,000 (subject to applicable withholdings), to be paid on the Closing, subject to (i) Dr. Ruiz’s continued employment with AMD through the Closing, (ii) Dr. Ruiz’s separation from service with AMD at the Closing and (iii) Dr. Ruiz becoming the non-voting, non-director Chairman of The Foundry Company Board on the Closing.

Douglas Grose Foundry Company Employment Agreement. Douglas Grose is currently our Senior Vice President, Manufacturing & Supply Chain Management, but is not one of our executive officers. In connection with the Transactions, on October 6, 2008, AMD signed, on behalf of The Foundry Company, an employment agreement between AMD and Mr. Grose (the “Grose Employment Agreement”), pursuant to which Mr. Grose will serve as the Chief Executive Officer of The Foundry Company, to be effective upon the Closing. The term of the Grose Employment Agreement is for three years, commencing on the Closing (the “Grose Employment Term”); provided that on the second anniversary of the Closing and each subsequent anniversary, the Grose Employment Term will be automatically renewed for a one-year period unless Mr. Grose is provided with a 90-day prior written notice of non-renewal. In the event that the Closing does not occur pursuant to the terms of the Master Transaction Agreement, the Grose Employment Agreement will be automatically null and void.

Registration Rights Agreement

Pursuant to the terms of a customary registration rights agreement, we will agree to register the resale of the Shares and the Warrant Shares by WCH and its permitted transferees. See “Description of the Warrants—Registration Rights” included elsewhere in this proxy statement.

Required Vote

If a quorum for the Special Meeting is present, the affirmative vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy at the Special Meeting will be required to approve the issuance of the Shares, the Warrants and the Warrant Shares, provided that the total votes cast on the proposal represent over 50% of the outstanding stock entitled to vote on the proposal.

Recommendation of the Board of Directors

Our board of directors has unanimously approved the issuance of the Shares and Warrants pursuant to the Master Transaction Agreement and the Warrant Shares upon exercise of the Warrants and determined that the Transactions are advisable and in the best interests of the stockholders and recommends that you vote FOR Proposal 1.

THE MASTER TRANSACTION AGREEMENT

Pursuant to the Master Transaction Agreement, AMD will contribute to The Foundry Company certain assets necessary for The Foundry Company to conduct its business of manufacturing semiconductor products, in exchange for certain securities of The Foundry Company and the assumption of specified AMD liabilities by The Foundry Company.

Cash Contribution

Upon the Closing, ATIC will contribute approximately $1.4 billion in cash to The Foundry Company in exchange for securities of The Foundry Company, comprising one Class A Ordinary Share, 336,071 Class A Preferred Shares, 644,284 Class B Preferred Shares, $83,929,000 aggregate principal amount of Class A Convertible Notes and $335,716,000 aggregate principal amount of Class B Convertible Notes, and will pay $700 million in cash to AMD in exchange for the transfer by AMD of 700,000 Class B Preferred Shares to ATIC. See “Description of The Foundry Company Share Capital” and “Description of The Foundry Company Convertible Subordinated Notes” appearing elsewhere in this proxy statement. Upon Closing, AMD will contribute The FoundryCo Assets (as defined below) in exchange for securities of The Foundry Company, comprising one Class A Ordinary Share, 1,680,355 Class A Preferred Shares and 700,000 Class B Preferred Shares, and the assumption of certain liabilities by The Foundry Company. In addition, AMD will sell to WCH for approximately $314 million, 58,000,000 shares of AMD common stock and warrants to purchase 30,000,000 shares of AMD common stock at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the Warrants).

Contribution of AMD Assets to The Foundry Company

AMD will contribute certain assets to The Foundry Company, including ownership interests of the groups of German subsidiaries owning Fab 30/38 and Fab 36 (the “Dresden Subsidiaries”), ownership interests of certain other subsidiaries (collectively, the “Transferred Foundry Company Subsidiaries”) and partnership interests in certain joint ventures (collectively, the “Transferred Foundry Company JV Entities”). AMD will also contribute the following assets necessary for The Foundry Company to carry on its business (collectively, the “FoundryCo Assets”):

(1)	all assets to be transferred to The Foundry Company that are not owned or controlled by the Transferred The Foundry Company Subsidiaries, as set forth on Exhibit C to the Master Transaction Agreement and all assets owned or controlled by the Transferred Foundry Company Subsidiaries that are not Excluded Assets (as such term is defined in the Master Transaction Agreement);

(2)	the Owned Real Property and all rights of AMD and its subsidiaries with respect to the Leased Real Property (as each such term is defined in the Master Transaction Agreement);

(3)	all furniture, fixtures, equipment, machinery and other tangible personal property used or held for use by AMD and its subsidiaries necessary for The Foundry Company to carry on its business as currently conducted by AMD (other than those to be used in connection with AMD’s provision of services under the Transition Services Agreement (as such term is defined in the Master Transaction Agreement)), in each case as described in Exhibit C to the Master Transaction Agreement, and not otherwise included in clause (1) above;

(4)	all vehicles owned by AMD and its subsidiaries at Closing (as such term is defined in the Master Transaction Agreement) and necessary for The Foundry Company to carry on its business as currently conducted by AMD, in each case as described in the Master Transaction Agreement, the Ancillary Agreements (as such term is defined in the Master Transaction Agreement) and The Foundry Company Business Plan (as such term is defined in the Master Transaction Agreement);

(5)	the Transferred Inventories (as such term is defined in the Master Transaction Agreement);

(6)	copies of all books of account, general, financial, Tax (as such term is defined in the Master Transaction Agreement) and personnel records, invoices, shipping records, supplier lists, correspondence and other documents, records and files and any rights thereto owned, associated with or employed by AMD and its subsidiaries at the Closing and related to the proposed operations of The Foundry Company or necessary for The Foundry Company to carry on its business as currently conducted, in each case as described in the Master Transaction Agreement, the Ancillary Agreements and The Foundry Company Business Plan;

(7)	all of AMD’s and its subsidiaries’ right, title and interest in, to and under the Transferred IP Agreements (as such term is defined in the Master Transaction Agreement), copies and tangible embodiments thereof in whatever form or medium, and all rights to sue and recover damages for past, present and future infringement, dilution, misappropriation, violation, unlawful imitation or breach thereof;

(8)	the Owned Intellectual Property (as such term is defined in the Master Transaction Agreement);

(9)	all claims, causes of action, choses in action, rights of recovery and rights of setoff of any kind (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees made by suppliers of products, materials or equipment, or components thereof) pertaining to, arising out of and inuring to the benefit of AMD and its subsidiaries, related to the proposed operations of The Foundry Company, or necessary for The Foundry Company to carry on its business as currently conducted, in each case as described in the Master Transaction Agreement, the Ancillary Agreements and The Foundry Company Business Plan, other than Excluded Assets (as such term is defined in the Master Transaction Agreement);

(10)	all rights of AMD and its subsidiaries under the Material FoundryCo Contracts (as such term is defined in the Master Transaction Agreement) exclusively or primarily related to The Foundry Company’s business; and

(11)	all Authorizations (as such term is defined in the Master Transaction Agreement) held or used by AMD or its subsidiaries necessary for The Foundry Company to carry on its business as currently conducted by AMD, in each case as described in the Master Transaction Agreement, the Ancillary Agreements and The Foundry Company Business Plan, to the extent transferable.

Purchase Price

The purchase price paid by ATIC is based upon an assumed value of the assets that AMD is contributing to The Foundry Company equal to the product of (x) 1.13 multiplied by (y) the Initial Valuation Net Tangible Assets (as hereinafter defined). “Initial Valuation Net Tangible Assets” means the combined assets of the Transferred Foundry Company Subsidiaries less the combined liabilities of the Transferred Foundry Company Subsidiaries. ATIC’s ownership percentage in The Foundry Company will be adjusted after the Closing to the extent there is a difference between the statement of Initial Valuation Net Tangible Assets delivered in connection with the signing of the Master Transaction Agreement and the statement of Initial Valuation Net Tangible Assets delivered after the Closing and to the extent that such difference exceeds a specified amount. Any adjustment will be effected through the issuance of additional, or cancellation of, The Foundry Company convertible notes.

Assumed Liabilities

The Foundry Company will assume certain liabilities relating to the contributed assets (“Assumed Liabilities”), including the assumption of approximately $1.2 billion of debt of the Dresden Subsidiaries. Assumed liabilities will also include: (i) any liabilities related to the operation of The Foundry Company post-Closing; (ii) any amounts payable by The Foundry Company and any other liabilities of The Foundry Company that accrue or relate to the period after the Closing under any contract included in the FoundryCo Assets; (iii) any liabilities arising out of or based upon events or circumstances occurring after the Closing in connection with or resulting from the operation of The Foundry Company other than as set forth in the Master Transaction

Agreement or the Ancillary Agreements; (iv) accrued vacation related to U.S. Transferred Employees (as hereinafter defined) moving over to The Foundry Company; and (v) liabilities of AMD and its subsidiaries that are included in the Closing Statement of Initial Valuation Net Tangible Assets (as such term is defined in the Master Transaction Agreement) and that relate to any amounts payable by The Foundry Company following the Closing for any service by a Transferred Employee with AMD or a subsidiary of AMD through the Closing.

Retained Liabilities

AMD is retaining: (i) any liabilities of AMD or its subsidiaries incurred by AMD or its subsidiaries in connection with the conduct of their business (excluding The Foundry Company operations post-Closing); (ii) any liabilities of AMD or any of the remaining AMD subsidiaries arising out of the operation of their businesses occurring or incurred post-Closing; (iii) any liabilities of AMD or any of the remaining AMD subsidiaries arising under the Master Transaction Agreement or the other transaction documents; (iv) any intercompany payables and any liabilities of AMD or any of the remaining AMD subsidiaries to any of their respective affiliates other than obligations of The Foundry Company and any of the remaining AMD subsidiaries under the Master Transaction Agreement or other transaction documents; (v) any liabilities of AMD or its subsidiaries to the extent related to the assets not being contributed to The Foundry Company; (vi) any liabilities of AMD or its subsidiaries relating to claims pending at Closing, or claims made after Closing that arise out of the conduct or operation of the FoundryCo Assets before Closing; and (vii) any other liabilities otherwise designated as an excluded liability in the Master Transaction Agreement or on any schedule to the Master Transaction Agreement.

Representations and Warranties

AMD makes representations and warranties to ATIC and WCH relating to AMD, including:

•	organization and good standing;

•	authorization of agreements;

•	capitalization;

•	fair representation of financial statements;

•	no material adverse change in its business;

•	no material defaults under any material contract;

•	absence of legal proceedings and labor disputes;

•	ownership of intellectual property;

•	possession of authorizations necessary to conduct its business; and

•	filing of tax returns and payment of material taxes.

AMD also makes representations and warranties with respect to the securities to be issued to WCH including the authorization of shares, warrants and shares issuable upon exercise of the warrants by WCH and that such securities will be validly issued, fully paid and non-assessable.

AMD makes representations and warranties to ATIC and The Foundry Company relating to The Foundry Company, including:

•	organization and good standing and capitalization of the Transferred Foundry Company Subsidiaries and the absence of indebtedness of the Transferred Foundry Company Subsidiaries;

•	good title to the FoundryCo Assets and upon Closing, The Foundry Company will own the FoundryCo Assets free and clear of any encumbrances;

•	representations relating to certain financial statements;

•	absence of undisclosed liabilities;

•	good title to inventories that are to be transferred to The Foundry Company;

•	absence of certain changes with respect to the FoundryCo Assets and the Transferred Foundry Company Subsidiaries from June 28, 2008 to October 6, 2008;

•	absence of litigation and governmental orders;

•	compliance with environmental laws and related permits and licenses and absence of environmental liabilities;

•	enforceability and effectiveness of material contracts relating to the FoundryCo Assets;

•	the operation of the FoundryCo Assets and the Transferred Foundry Company Subsidiaries will not infringe third-party intellectual property rights;

•	good title to the real property it is transferring to The Foundry Company;

•	representations relating to employment plans and labor matters;

•	absence of tax liens or tax audits with respect to tax matters; and

•	absence of receivables transferred to The Foundry Company as of Closing.

ATIC and WCH make representations and warranties to AMD relating to ATIC and WCH, including their due organization, authorization of agreements, absence of conflicts, proceedings and further requirements, and as to their investment sophistication and “accredited investor” status.

Covenants

AMD agrees to comply with affirmative and negative covenants in the Master Transaction Agreement until the Closing. AMD agrees that it and its subsidiaries will conduct its business relating to the operations and ownership of the FoundryCo Assets in its ordinary course in accordance with past practices and that it will not undertake certain actions without ATIC’s prior written consent, including to:

•	adopt or propose any change in its governing documents;

•	merge or consolidate with, or sell a substantial portion of its capital stock or assets to any third party, subject to the “No Solicitation by AMD” provisions described on the following page;

•	declare, make or pay any dividends or other distributions with respect to any of its capital stock;

•	reclassify or recapitalize any of its capital stock, subject to certain exceptions;

•	acquire any corporations and the such, incur any indebtedness or enter into any material contracts;

•	not make any capital expenditures in excess of $10 million not reflected in The Foundry Company’s interim operating budget;

•	change its accounting policies;

•	not take certain actions relating to inventories and purchasing/payment policies with respect to the FoundryCo Assets and the Transferred Foundry Company Subsidiaries;

•	not sell or lease any material assets or property that constitutes FoundryCo Assets;

•	not issue any equity securities of any Transferred Foundry Company Subsidiary;

•	not take any action that would constitute a material default under any material contract; and

•	not make or change any material tax election of The Foundry Company.

In addition, AMD agrees to, among other things, to:

•	take all appropriate action to form The Foundry Company;

•	prepare and deliver audited carve-out financial statements of The Foundry Company to ATIC and WCH;

•	provide access to information to ATIC and WCH relating to the FoundryCo Assets, the Assumed Liabilities and the Transferred Foundry Company Subsidiaries;

•	obtain stockholder approval of the issuance of the Shares, the Warrants and the Warrant Shares to WCH pursuant to NYSE rules;

•	use commercially reasonable efforts to obtain required consents and authorizations under material contracts to consummate the Transactions; and

•	notify ATIC and WCH of certain events.

AMD agrees to comply with certain post-Closing covenants pursuant to the Master Transaction Agreement, including to:

•

cause one representative designated by WCH to be appointed and elected to its board of directors, for so long as WCH and its permitted transferees beneficially own, in the aggregate, at least 10% of our outstanding common stock;

•

retain the books and records of AMD relating to the FoundryCo Assets and the Assumed Liabilities, the Transferred Foundry Company Subsidiaries and the Transferred Foundry Company JV Entities and their operations for a period of 10 years following Closing; and

•	cause the Shares and the Warrant Shares to be listed on the NYSE.

No Solicitation by AMD

Between signing the Master Transaction Agreement and the earlier of Closing or termination of the Master Transaction Agreement, AMD has agreed that AMD will not solicit any other proposal or enter into any agreement with a third party relating to an alternative transaction or a change of control of AMD. However, our board of directors may (i) participate in discussions, conversations, negotiations or other communications with a third party regarding, and furnish information to, any person that has made, in writing, a bona fide AMD Change of Control Proposal (as defined below) and (ii) enter into an agreement with any third person relating to a change of control of AMD, if our board of directors has: (A) determined, in its good faith judgment that failure to furnish such information or enter into such discussions or such agreement would be inconsistent with its fiduciary obligations to AMD and our stockholders under applicable law; (B) provided written notice to ATIC and WCH of the identity of the person making, and the material terms of any such proposal, and of AMD’s intent to furnish information or enter into discussions with such person at least three business days prior to taking any such action; (C) obtained from such person an executed confidentiality agreement on customary terms; and (D) promptly provided to ATIC and WCH any non-public information concerning AMD or any of our subsidiaries provided to any such person which was not previously provided to ATIC and WCH. “AMD Change of Control Proposal” means any proposal or offer made by any third person relating to a transaction between the third person and AMD, our stockholders or any of our subsidiaries with respect to (a) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving AMD in which AMD’s stockholders immediately prior to such transaction will own less than 50% of the voting securities of the surviving corporation outstanding immediately after such transaction, (b) any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a 50% voting or economic interest in AMD, or (c) any purchase of assets, securities or ownership interests representing an amount equal to or greater than 50% of the consolidated assets of AMD and our subsidiaries taken as a whole (including stock of our subsidiaries).

WCH Standstill Respecting AMD

For a period of five years (or sooner, if WCH and its transferees cease to own at least 10% of AMD’s voting securities), WCH, ATIC and their transferees and affiliates will not, without AMD’s consent, seek to acquire more than 22.5% of the voting securities of AMD, or initiate, or induce or attempt to induce any third person to initiate, any extraordinary corporate transaction involving AMD (including a merger, sale of assets, restructuring or liquidation), or to seek to or participate in any attempt to cause a change of control of the management or board of directors of AMD, or take any other similar actions, including a public announcement of any such plans, or advise, assist or encourage any other persons in connection with any of the foregoing.

ATIC and WCH also agree during such period not to request that AMD waive any of the foregoing provisions, although ATIC or WCH may ask AMD whether AMD would wish to entertain a proposal for the acquisition of AMD, but may not make such a proposal absent AMD’s affirmative response to such question. The standstill does not prevent ATIC or WCH from voting any securities at their sole discretion on matters submitted to the stockholders of AMD for a vote, or from voting in favor of, or tendering any AMD securities held by any of them into, any extraordinary transaction involving AMD or a substantial portion of its securities or assets.

WCH Transfer Restrictions on AMD Securities

Until such time WCH and its permitted transferees beneficially own, in the aggregate, less than 10% of the outstanding shares of our common stock, WCH and such permitted transferees may only resell shares of our common stock (i) in connection with a bona fide pledge or transfer in connection with a financing transaction secured by a pledge of WCH’s AMD common stock, (ii) by means of an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (iii) pursuant to Rule 144 promulgated under the Securities Act. Notwithstanding the foregoing, WCH or its permitted transferees may sell or transfer AMD common stock to any other permitted transferee.

Employees

The Foundry Company will extend, or will cause its applicable subsidiaries to extend, offers of employment to certain AMD employees (the “Transferred Employees”) at least 30 days prior to Closing and will hire, or cause its applicable subsidiaries to hire, such Transferred Employees effective as of Closing. The Foundry Company will be responsible for all liabilities, salaries, benefits and similar employer obligations that arise after Closing under The Foundry Company’s compensation and benefit plans and policies for all Transferred Employees.

Closing Conditions

The Closing is contingent upon the satisfaction by AMD of, or the waiver by ATIC and WCH of, among other things:

•	the absence of a breach of representations, warranties or covenants that would result in a material adverse effect on AMD or The Foundry Company;

•	receipt of material consents;

•	receipt of certain government approvals, including Hart Scott Rodino antitrust approval from the United States and merger control clearances from certain foreign regulatory authorities;

•	the absence of proceedings or litigation that would result in a material adverse effect on AMD or The Foundry Company;

•

that the economic incentives and subsidies currently made available to AMD and its subsidiaries by governmental authorities in the European Union, the Federal Republic of Germany or the State of Saxony and the State of New York remain available to The Foundry Company and its subsidiaries without financial penalty or change that would be materially adverse to The Foundry Company and its subsidiaries and no governmental authority has notified any party that such governmental authority intends to seek to terminate the availability of such economic incentives and subsidies, and that, with respect to The Foundry Company’s proposed facility in Saratoga County, New York, the economic development agreement between the State of New York and AMD will have been assigned to The Foundry Company, and The Foundry Company will have qualified for the same ongoing New York State tax benefits that have been previously approved for AMD;

•

receipt of notice from CFIUS to the effect that a review or investigation of the Transactions has been concluded and that a determination has been made that there are no unresolved U.S. national security concerns, or the lack of action by the President of the United States to block or prevent the consummation of the Transactions under Exon-Florio, with the applicable time period for the President to take such action having expired;

•	the receipt by ATIC of certain legal opinions by counsel to AMD;

•	the continuing effectiveness of AMD’s Participation Agreement with IBM;

•	the absence of an agreement or ongoing discussions with a third party regarding a change of control of AMD;

•	the absence of a material adverse effect on AMD or The Foundry Company;

•	the requisite AMD stockholder approval of the issuance of the Shares, the Warrants and the Warrant Shares under NYSE rules and regulations; and

•	the valid appointment or election of the representative designated by WCH to AMD’s board of directors, effective as of Closing.

Indemnification

The representations and warranties of AMD generally survive until the two-year anniversary of the Closing. AMD agrees to indemnify ATIC and The Foundry Company for, among other things, (i) any breach of a representation, warranty or covenant, (ii) any third-party claim arising out of any AMD action, condition or obligation occurring or existing prior to Closing, (iii) claims arising out of AMD’s Patent Cross-License Agreement with Intel Corporation, dated as of May 4, 2001 (as may be amended, the “Intel Patent Cross License Agreement”), and the Agreement between Intel Corporation and AMD dated October 1, 1976, as amended or supplemented to date, (iv) environmental claims relating to hazardous materials on the real property located in the towns of Malta and Stillwater, New York (commonly known as the Luther Forest Technology Campus) that is subject to an option agreement dated October 12, 2007 between AMD and the Luther Forest Technology Campus Economic Development Corporation, (v) environmental claims relating to hazardous materials on the Malta Rocket Fuel Area, a portion of the Luther Forest Technology Campus designated by the United States Environmental Protection Agency as a “Superfund” site, (vi) any amounts payable by The Foundry Company under guarantees related to indebtedness of certain transferred joint venture entities, (vii) any amounts payable by The Foundry Company or any of its subsidiaries following the Closing for the repayment of investment grants and subsidies received by AMD or any of its subsidiaries prior to the Closing if such repayment obligations relate to (A) a failure by AMD or any of its subsidiaries to make, prior to the Closing, capital expenditures required by such investment grants or subsidies or (B) a failure by AMD or any of its subsidiaries to maintain required fixed asset levels at or prior to the Closing and (viii) any retained liabilities. AMD’s liability for breaches of representations and warranties is capped at $700 million and AMD will have no such liability in the event that the aggregate amount of indemnifiable ATIC/The Foundry Company losses is less than $21 million. The Foundry Company agrees to indemnify AMD and ATIC for any breach of a covenant or agreement by The Foundry Company, for any assumed liabilities and for the operation of The Foundry Company and its assets following Closing.

Termination/Break-up Fee

The Master Transaction Agreement may be terminated at any time prior to Closing:

•

by either ATIC or WCH in the event that a material adverse effect on AMD or The Foundry Company occurs, AMD has breached a representation or warranty of AMD in a manner that is likely to cause a material adverse effect on AMD or The Foundry Company, AMD has not complied with the covenants contained in the Master Transaction Agreement in such a way that it results in a material adverse effect on AMD or The Foundry Company or AMD is involved in a liquidation, bankruptcy or insolvency proceeding;

•	by any of AMD, ATIC or WCH if Closing has not occurred by March 7, 2009;

•	by any of AMD, ATIC or WCH in the event that any governmental authority has issued a final and nonappealable order to restrain, enjoin or render illegal the Transactions;

•	by ATIC or WCH upon a change of control of AMD;

•

by ATIC or WCH if representatives of the U.S. Department of the Treasury and/or any other lead agency designated by CFIUS for the Transactions (at least one of whom serves at the rank of Deputy Assistant Secretary or higher), acting on behalf of CFIUS, inform the parties either that CFIUS will refer the transaction to the President of the United States for decision, or that the CFIUS clearance would be conditioned upon certain mitigation agreements with CFIUS containing terms that are inconsistent with the provisions of the Master Transaction Agreement; or

•	by the mutual written consent of AMD, ATIC and WCH.

If the Master Transaction Agreement is terminated by reason of a change of control event of AMD or if a change of control of AMD occurs within 12 months of termination for other specified reasons, AMD will pay to WCH a fee of $50 million. If the Master Transaction Agreement is terminated because of a material breach by AMD of its non-solicitation covenant, then AMD will pay WCH $50 million plus WCH’s and ATIC’s respective expenses.

The foregoing description of the Master Transaction Agreement is qualified in its entirety by reference to the full text of the Master Transaction Agreement, attached hereto as Exhibit A.

THE SHAREHOLDERS’ AGREEMENT

The rights and obligations of AMD and ATIC, as shareholders of The Foundry Company (each, a “Foundry Company Shareholder”), are set forth in the Shareholders’ Agreement.

Board of Directors

The Foundry Company board of directors (the “The Foundry Company Board”) will consist of eight directors, and, because AMD and ATIC each own 50% of the shares entitled to vote in the election of directors and pursuant to the Shareholders’ Agreement, AMD and ATIC will each be entitled to designate for nomination four directors. The 50/50 ownership of the voting shares and rights of each of AMD and ATIC to designate four directors will not change until the occurrence of the Reconciliation Event.

“Reconciliation Event” means the earlier of (i) such time when AMD has secured for The Foundry Company the right to make unlimited volumes of products, including microprocessors, for AMD and its subsidiaries, regardless of whether The Foundry Company is a “Subsidiary” or “Affiliate” of AMD for purposes of the Intel Patent Cross License Agreement, or (ii) such time when The Foundry Company Board determines that The Foundry Company no longer needs to be a “Subsidiary” of AMD as defined in Section 1.22 of the Intel Patent Cross License Agreement. For the avoidance of doubt, notwithstanding any provision of the Shareholders’ Agreement or any other document related to the Transactions, prior to the Reconciliation Event, The Foundry Company will in no event be under any obligation (contractually or otherwise) to directly or indirectly distribute more than 70% of its profits to any person or entity.

Only after a Reconciliation Event, the number of directors a Foundry Company Shareholder may designate will be adjusted as follows: (i) a Foundry Company Shareholder holding 30% or more but less than 40% of the fully diluted shares will be entitled to designate three directors; (ii) a Foundry Company Shareholder holding 20% or more but less than 30% of the fully diluted shares will be entitled to designate two directors; (iii) a Foundry Company Shareholder holding 10% or more but less than 20% of the fully diluted shares will be entitled to designate one director; and (iv) a Foundry Company Shareholder holding less than 10% of the fully diluted shares will have no right to designate any directors. To the extent the number of directors a Foundry Company Shareholder is entitled to nominate is reduced as a result of a decrease in such Foundry Company Shareholder’s ownership of The Foundry Company, then, so long as the other Foundry Company Shareholder owns at least a majority of the fully diluted shares of The Foundry Company, such other Foundry Company Shareholder will be entitled to designate all of the remaining directors.

Officers

The initial Chief Executive Officer of The Foundry Company will be Douglas Grose, and ATIC will designate the initial Chief Financial Officer. The other officers of The Foundry Company will be appointed by a committee of The Foundry Company Board. Hector de J. Ruiz will be Chairman of The Foundry Company Board, which is a non-director and non-voting position.

Voting

The share capital of The Foundry Company at the Closing will consist of (i) Class A Ordinary Shares (the “Class A Ordinary Shares”), of which two shares will be outstanding (one issued to each of AMD and ATIC); (ii) Class B Ordinary Shares (the “Class B Ordinary Shares”); (iii) Class A Preferred Shares (the “Class A Preferred Shares”) and (iv) Class B Preferred Shares (the “Class B Preferred Shares”). Prior to the Reconciliation Event, the Class A Preferred Shares, the Class B Preferred Shares and the Class B Ordinary Shares will be non-voting and only the Class A Ordinary Shares will have voting rights of one vote per Class A Ordinary Share. Following the Reconciliation Event, the Class A Ordinary Shares will be automatically redeemed and the voting rights of the Class A Preferred Shares, the Class B Preferred Shares and the Class B Ordinary Shares will be given effect.

Certain Corporate Actions

The Foundry Company will not take certain actions unless all of the members of The Foundry Company Board approve such actions, which include, but are not limited to:

•

implementing material changes in the purpose or scope of The Foundry Company’s activities or engaging in any material activity unrelated to The Foundry Company’s business that materially adversely affects The Foundry Company’s ability to perform its obligations to AMD under the Wafer Supply Agreement;

•	changing the number of directors on The Foundry Company Board;

•	amending The Foundry Company’s charter or bylaws;

•

entering into certain change of control transactions or any sale of all or substantially all of the assets of The Foundry Company and its subsidiaries, other than to The Foundry Company or any of its subsidiaries or, following termination of the earliest of (i) the date that is 10 years after Closing, (ii) such time as the Abu Dhabi cluster is meeting certain wafer production volume requirements or (iii) the termination of the Transition Period (as such term is defined in the Funding Agreement) under the Funding Agreement (the “Restricted Period”), to a permitted transferee; provided, however, that any such transaction with a permitted transferee is on terms that are fair from a financial point of view to all Foundry Company Shareholders;

•

entering into certain acquisitions, joint ventures, transfers, sales or disposals of any assets with a value in excess of $25 million singly or $50 million in the aggregate, other than with The Foundry Company or any of its subsidiaries or, following termination of the Restricted Period, with a permitted transferee; provided, however, that any such transaction with a permitted transferee is on terms that are fair from a financial point of view to all Foundry Company Shareholders;

•	approving any material amendment, modification or revision to The Foundry Company’s initial five-year capital plan;

•	approving any annual business plan or any material amendment, modification or revision of any annual business plan;

•	issuing, repurchasing or redeeming any of The Foundry Company shares or other equity interest not reflected in the annual business plan, its Articles of Association or any incentive plan;

•	declaring dividends or other distributions to Foundry Company Shareholders;

•	entering into or amending the documents related to the Transactions, any incentive plan or any other Foundry Company contract worth more than $15 million;

•	selling, licensing, assigning, transferring or engaging in certain other activities with respect to The Foundry Company’s intellectual property;

•	prosecuting, commencing or settling litigation in excess of $10 million;

•	making any loan, investment or expenditure (or series of related expenditures) not reflected in the annual business plan involving more than $5 million singly or $10 million in the aggregate;

•

incurring certain indebtedness or subjecting any of The Foundry Company’s properties or assets to certain liens, claims or encumbrances which would result in an increase of 5% or more of the total indebtedness contemplated in the annual business plan;

•	consummating any public offering of securities;

•	appointing or terminating The Foundry Company’s Chief Executive Officer or Chief Financial Officer;

•	determining when the Reconciliation Event has occurred; and

•	entering into any related party transactions involving more than $25 million.

In addition, the Shareholders’ Agreement provides that if any Foundry Company Shareholder (and its permitted transferees) owns at least 75% of the fully diluted shares of The Foundry Company, then such Foundry Company Shareholder will be entitled to resolve any deadlock of The Foundry Company Board with respect to certain actions, and if any Foundry Company Shareholder (and its permitted transferees) owns at least 90% of the fully diluted shares of The Foundry Company, then such Foundry Company Shareholder will be entitled to resolve any deadlock with respect to certain additional actions. Notwithstanding the foregoing, a Foundry Company Shareholder will never be entitled to break a Foundry Company Board deadlock with respect to:

•	changing the number of directors on The Foundry Company Board; or

•	determining when the Reconciliation Event has occurred.

In addition, prior to the Reconciliation Event, a Foundry Company Shareholder will also not be entitled to break a Foundry Company Board deadlock with respect to:

•	amending The Foundry Company’s charter or bylaws;

•	issuing, repurchasing or redeeming any of The Foundry Company shares or other equity interest not reflected in the annual business plan, its Articles of Association or any incentive plan; or

•	declaring dividends or other distributions to Foundry Company Shareholders,

if, in each such case, such action would cause The Foundry Company to fail to constitute a “Subsidiary” of AMD under the Intel Patent Cross License Agreement.

Transfer Restrictions

Class A Ordinary Shares. Each of AMD and ATIC will own one Class A Ordinary Share. Class A Ordinary Shares are the only voting securities of The Foundry Company prior to the Reconciliation Event. The Foundry Company Class A Ordinary Shares are non-transferable.

Other Foundry Company Securities. With respect to the other securities of The Foundry Company (Class A Preferred Shares, Class B Preferred Shares, the Class B Ordinary Shares and the Convertible Notes), no Foundry Company Shareholder may sell any of such Foundry Company securities, without the consent of the other Foundry Company Shareholder, if (i) prior to the Reconciliation Event, the sale of such securities would cause The Foundry Company to fail to constitute a “Subsidiary” of AMD under the Intel Patent Cross License Agreement, (ii) such sale is made to Intel or any of its affiliates or (iii) such sale is made to a competitor of The Foundry Company.

In addition, each Foundry Company Shareholder agrees not to sell, transfer or encumber any such Foundry Company securities prior to the Restricted Period.

The following transfers of such securities of The Foundry Company are exempt from the above transfer restrictions: (a) transfers with the prior written consent of the other Foundry Company Shareholder; (b) a transfer to a permitted transferee or to the other Foundry Company Shareholder; (c) the sale of up to 25% of a Foundry Company Shareholder’s fully diluted shares in an initial public offering of The Foundry Company (“IPO”); and (d) in each year following the IPO, the sale of up to 25% of a Foundry Company Shareholder’s fully diluted shares through a public offering or Rule 144 under the Securities Act. However, AMD’s rights to sell such securities of The Foundry Company as set forth in (c) and (d) above will be suspended until the Reconciliation Event has occurred.

Right of First Offer/Right of Last Look

Following the end of the Restricted Period, a Foundry Company Shareholder who wishes to sell securities of The Foundry Company to a third party must notify The Foundry Company and the other Foundry Company

Shareholder of the offer, and the non-selling Foundry Company Shareholder will have 30 days to purchase the offered securities. In addition, a Foundry Company Shareholder cannot consummate a sale of securities of The Foundry Company to a third party without offering such securities for sale to the other Foundry Company Shareholder at least 10 business days prior to the contemplated consummation of the sale of such securities to the third party.

Tag-Along Rights

Following the end of the Restricted Period, no Foundry Company Shareholder may sell more than 10% of its fully diluted securities of The Foundry Company unless the other Foundry Company Shareholder is offered the right and option to sell the same percentage of securities held by it. This right terminates upon an IPO.

Drag-Along Rights

Following the end of the Restricted Period, if a Foundry Company Shareholder holding at least 75% of the fully diluted shares of The Foundry Company proposes to sell all of its securities of The Foundry Company to a third party, such Foundry Company Shareholder will have the right to require the other Foundry Company Shareholder to sell all of its securities of The Foundry Company to the third party for the same consideration and on the same terms. This right terminates upon an IPO.

AMD Change of Control

In the event of a change of control of AMD without ATIC’s prior written consent: (i) all transfer restrictions with respect to securities of The Foundry Company held by ATIC and its permitted transferees will terminate; (ii) if such change of control occurs prior to the IPO, ATIC will have the right to require The Foundry Company to consummate the IPO and to register ATIC’s securities of The Foundry Company in connection with such IPO; (iii) (A) ATIC will have a put right to sell all of its securities of The Foundry Company to AMD if the change of control occurs within 24 months of the Closing or (B) if the change of control occurs after the Reconciliation Event, ATIC will have the option to purchase all of the securities of The Foundry Company held by AMD and its permitted transferees, in each case at fair market value; (iv) until the end of 2013, as long as ATIC owns any securities of The Foundry Company, ATIC has the right to require AMD or any counterparty to an AMD change of control transaction to assume a portion of ATIC’s funding commitment under the Funding Agreement based on the percentage of fully diluted shares held by AMD on each “Funding Date” (as such term is defined in the Funding Agreement); and (v) as long as ATIC owns any securities of The Foundry Company, ATIC has the right to require any counterparty to an AMD change of control transaction to guarantee all of AMD’s obligations under the documents related to the Transactions.

Rights to Purchase New Shares

The Foundry Company must offer each Foundry Company Shareholder the right to purchase its pro rata share of any securities of The Foundry Company in the event The Foundry Company proposes to issue new shares to a third party. This right terminates upon an IPO.

Termination

The Shareholders’ Agreement may be terminated (i) upon dissolution of The Foundry Company, (ii) by the written agreement of all parties to the Shareholders’ Agreement, (iii) at the election of a Foundry Company Shareholder upon certain events of bankruptcy of the other Foundry Company Shareholder or (iv) with respect to any Foundry Company Shareholder, at such time a Foundry Company Shareholder ceases to own any securities of The Foundry Company.

The foregoing description of the Shareholders’ Agreement is qualified in its entirety by reference to the full text of the Shareholders’ Agreement, attached hereto as Exhibit B.

THE FUNDING AGREEMENT

The Funding Agreement provides for the further funding of The Foundry Company. Pursuant to the Funding Agreement, ATIC has committed to additional equity funding of a minimum of $3.6 billion and up to $6.0 billion over the five years after the Closing.

Annual Business Plan

The Foundry Company management team must present its annual business plan (the “Annual Business Plan”) to The Foundry Company Board for approval on or prior to mid-November of each fiscal year, which date will be prior to the end of the seventh fiscal week of the fourth fiscal quarter of The Foundry Company. The Annual Business Plan must include estimates of the sources and uses of funds necessary to conduct The Foundry Company’s business by fiscal quarter as well as estimated third-party debt financing. In the event The Foundry Company Board does not approve the Annual Business Plan within a certain time frame, the Funding Agreement sets forth procedures by which a resolution to any deadlock may be obtained, and the conditions under which ATIC may continue its funding commitments despite the deadlock.

Cash Reserve

The Foundry Company must maintain a cash reserve amount equal to at least $1 billion at all times during the term of the Funding Agreement, provided, however, that this requirement shall no longer apply upon the earlier of (i) The Foundry Company entering into a Transition Period (as defined below) or (ii) the end of Phase II (as defined below).

Funding

At each equity funding, the equity securities to be issued by The Foundry Company will consist of 20% of Class A Preferred Shares and 80% of Class B Preferred Shares. See “Description of The Foundry Company Share Capital” elsewhere in this proxy statement. Under certain circumstances, The Foundry Company will issue convertible notes to ATIC in lieu of Class A and Class B Preferred Shares. See “Description of Foundry Company Convertible Subordinated Notes” elsewhere in this proxy statement. The aggregate amount of equity funding to be provided by the Foundry Company Shareholders in any fiscal year depends on the time period of such funding (Phase I, II or III) and the amounts set forth in the five-year capital plan of The Foundry Company. The Phases are defined as follows:

•	Phase I: the period commencing on the date of the Funding Agreement and ending on the last day of the fiscal year ending in 2010.

•	Phase II: the period commencing the first day of the fiscal year ending in 2011 and ending the last day of the fiscal year ending in 2013.

•	Phase III: the period commencing the first day of the fiscal year ending in 2014 and ending on the date the Funding Agreement is terminated pursuant to the terms thereof.

The Foundry Company is required to obtain specified third-party debt in any given fiscal year, as set forth in the five-year capital plan. To the extent that The Foundry Company obtains more than the specified amount of third-party debt, ATIC may reduce its funding commitment accordingly. To the extent that The Foundry Company is not able to obtain the full amount of third-party debt, ATIC is not obligated to make up the difference.

AMD will have the right, but not the obligation, to provide additional capital funding to The Foundry Company in response to future capital calls on a pro rata basis with ATIC. To the extent that AMD chooses not to participate in an equity funding, subject to the satisfaction of certain conditions to funding, ATIC is obligated to purchase all of the securities of The Foundry Company in such equity funding that AMD was entitled to purchase.

Conditions to Funding

ATIC’s obligation to provide funding is subject to certain conditions, including, among other things, the accuracy, in all material respects, of The Foundry Company’s representations and warranties in the Funding Agreement, the absence of a material adverse effect of The Foundry Company, the absence of a material adverse effect on AMD that could reasonably be expected to materially and adversely affect AMD’s performance of its obligations under the Wafer Supply Agreement, and the absence of a material breach or default by The Foundry Company or AMD under the provisions of any document related to the Transactions (the “General Funding Conditions”).

With respect to Phase I, ATIC’s obligation to provide funding is subject to certain additional conditions, including, among other things: (i) the continuing effectiveness of AMD’s IBM Participation Agreement; (ii) the availability of New York and Dresden subsidies in amounts not materially different than contemplated in the five-year capital plan; and (iii) if the Reconciliation Event has not occurred, AMD’s continuing compliance with its covenants under the Shareholders’ Agreement with respect to the Intel Patent Cross License Agreement (the “Phase I Funding Conditions”).

With respect to Phase II, in addition to the conditions for Phase I, ATIC’s obligation to provide funding is subject to certain additional conditions, including, among other things: (i) AMD will have secured for The Foundry Company “AMD-specific Have Made” rights (defined as the right of AMD to have unlimited volumes of products, including microprocessors, made for AMD and its subsidiaries by The Foundry Company); (ii) The Foundry Company will have achieved targets for cumulative revenue and cumulative gross margin; and (iii) The Foundry Company will have achieved certain strategic milestones relating to the groundbreaking and build out of the Abu Dhabi fab and to AMD technology and the timing of the receipt by The Foundry Company of third party customer interest and revenue (the “Phase II Funding Conditions”).

With respect to Phase III, in addition to the conditions for Phase I, ATIC’s obligation to provide funding is subject to the approval of the Annual Business Plan for the applicable fiscal year.

Annual Business Plan Deadlock Resolution

In the event the Foundry Company Shareholders have not approved the proposed Annual Business Plan on or prior to December 23rd of the fiscal year in which the proposed Annual Business Plan was submitted to The Foundry Company Board (a “Business Plan Deadlock”), the following resolution procedures will apply:

Phase I Business Plan Deadlock. In the event of a Business Plan Deadlock as a result of not being able to approve the Annual Business Plan for the fiscal year ending in 2010, ATIC will be obligated to, and AMD may if it elects to, continue to fund at the original funding level set forth in the five-year capital plan (the “Original Funding Level”), through the end of Phase I, subject to the satisfaction or waiver of the General Funding Conditions and the Phase I Funding Conditions. If at the end of such fiscal year, the Annual Business Plan for the fiscal year ending in 2011 is approved in accordance with the Funding Agreement and the Shareholders’ Agreement, then funding will be at the Original Funding Level, subject to the satisfaction or waiver of the General Funding Conditions and the Phase I Funding Conditions. If at the end of such fiscal year, the Annual Business Plan for the Fiscal Year ending in 2011 is not so approved, then the provisions for Phase II Business Plan Deadlock will apply.

Phase II Business Plan Deadlock. In the event of a Business Plan Deadlock with respect to any fiscal year of Phase II, ATIC will continue to provide funding in an amount at least equal to an amount which is intended to be sufficient to both (i) continue to meet AMD’s volume requirements as set forth in the Wafer Supply Agreement and (ii) continue to build out both Fab 38 in Dresden and Fab 4x in New York to the capacities required to ensure continued availability of 100% of the Dresden and New York subsidies (such amount not to exceed $3.582 billion) (the “Minimum Funding Level”) and up to the Original Funding Level, subject to satisfaction or waiver of the General Funding Conditions and the Phase II Funding Conditions, until either

(A) approval of the Annual Business Plan, in which case ATIC’s funding commitment will revert to the Original Funding Level, subject to satisfaction or waiver of General Funding Conditions and the Phase II Funding Conditions, or (B) ATIC notifies The Foundry Company that it has elected to have The Foundry Company enter into the transition period, which is the period beginning on the date of ATIC’s election to have The Foundry Company enter into the transition period and ending on the later of (x) 12 months after such date and (y) the last day of fiscal year ending in 2013 (the “Transition Period”), in which case the Transition Period Business Plan Deadlock provisions (as set forth below) will become effective immediately upon such notice. In the event ATIC does not elect to have The Foundry Company enter into the Transition Period, ATIC will provide The Foundry Company with notice of the amount of funding ATIC is committing to fund for the following fiscal quarter, The Foundry Company will include such amount in any funding notice delivered with respect to such following fiscal quarter, and the general funding procedures set forth in the Funding Agreement will otherwise continue to apply.

Phase III Business Plan Deadlock. In the event of a Business Plan Deadlock with respect to any fiscal year of Phase III, ATIC will continue to provide funding in an amount at least equal to an amount sufficient to meet AMD’s MPU volume requirements for such period (the “Transition Funding Level”) and up to an amount equal to an amount sufficient to meet AMD’s MPU volume requirements for such fiscal year as set forth in the Wafer Supply Agreement, including additional funding up to, at ATIC’s election (i) the level of funding as set forth in the most recently approved Annual Business Plan or (ii) the level of funding sufficient to continue to build out the next fabs after Fab 4x, subject to satisfaction or waiver of the General Funding Conditions and the Phase III Funding Conditions (other than the approval of the Annual Business Plan), until either (A) approval of the Annual Business Plan, in which case ATIC’s funding commitment will revert to the level set forth in such approved Annual Business Plan, subject to satisfaction or waiver of the General Funding Conditions and the Phase III Funding Conditions, or (B) ATIC notifies The Foundry Company that it has elected to have The Foundry Company enter into the Transition Period, in which case the Transition Period Business Plan Deadlock provisions (as set forth below) will become effective immediately upon such notice.

Transition Period Business Plan Deadlock. If ATIC elects to have The Foundry Company enter into the Transition Period: (i) prior to any request for equity funding from the Foundry Company Shareholders, The Foundry Company’s management must first comply with the provisions relating to third-party debt financing set forth in the Funding Agreement; (ii) general funding procedures set forth in the Funding Agreement continue to apply; (iii) ATIC will only be obligated to provide funding through the Transition Period at the Minimum Funding Level in the case of a Transition Period during Phase II and at the Transition Funding Level in the case of a Transition Period during Phase III, in each case subject to the satisfaction or waiver of the General Funding Conditions and the Phase I Funding Conditions on or prior to any funding date; (iv) the Foundry Company Shareholders will jointly pursue, in good faith, transition options during the Transition Period, including without limitation, winding-down, selling or liquidating The Foundry Company; and (v) upon termination of the Transition Period, ATIC will have the option to purchase in cash any or all securities of The Foundry Company held by AMD and its permitted transferees at a price equal to their fair market value.

Termination

The Funding Agreement will terminate upon the earlier of (i) a written agreement by the parties and (ii) the termination of the Transition Period.

The foregoing description of the Funding Agreement is qualified in its entirety by reference to the full text of the Funding Agreement, attached hereto as Exhibit C.

THE WAFER SUPPLY AGREEMENT

AMD will purchase products manufactured by The Foundry Company pursuant to the terms of the Wafer Supply Agreement.

AMD Purchase Commitments

MPU Products. AMD will purchase all of its and its subsidiaries’ microprocessor unit (“MPU”) products from The Foundry Company sales subsidiaries, subject to limited exceptions. Notwithstanding the foregoing, if AMD acquires a third-party business that manufactures MPU products, AMD will have up to two years to transition the manufacture of such MPU products to The Foundry Company. Additionally, AMD and its subsidiaries may use another foundry company as a second source for certain of its quarterly MPU product wafer requirements, and may source additional amounts from such foundry company to the extent The Foundry Company is unable to deliver products to AMD sufficient to meet AMD’s material customer commitments. AMD’s ability to source MPU requirements with such foundry company terminates: (i) upon the occurrence of a specified event; or (ii) subject to a wind-down period, if such foundry company undergoes a change of control resulting in another entity controlling a majority of such company’s assets or equity interests related to the manufacture of products on behalf of AMD.

GPU Products. Once The Foundry Company establishes a 32 nm qualified process, AMD will purchase from The Foundry Company sales entities, where competitive, specified percentages of its and its subsidiaries’ graphics processor unit (“GPU”) requirements, which percentage will increase linearly over a five-year period. AMD agrees not to sell, transfer or dispose of all or substantially all of its or its subsidiaries’ assets related to GPU products and related technology to any third party without The Foundry Company’s consent, unless the transferee agrees to be bound by the terms of the Wafer Supply Agreement, including its minimum purchase obligations, where competitive, with respect to GPU products.

The Foundry Company Capacity Commitment

After reviewing forecasts provided by AMD, as agreed by the parties, The Foundry Company will allocate such additional capacity sufficient to produce the MPU product volumes set forth in rolling, binding forecasts. The parties will establish capacity requirements in advance for GPU products. The Foundry Company will use commercially reasonable efforts to fill any capacity allocated to but unutilized by AMD with production for third parties so as to offset and reduce AMD’s fixed cost reimbursement obligations to The Foundry Company; provided that such efforts will not be required if there exists any unutilized capacity that has not been allocated to AMD.

Management

A partnership committee comprised of an equal number of members appointed by each party will manage the relationship. Unresolved disputes will be escalated to executive officers of each party for resolution.

Sort Services

At AMD’s request, The Foundry Company will provide sort services to AMD on a product by product basis. Sort equipment for MPU products will be assigned to The Foundry Company on the effective date; in the event any sort equipment is no longer usable to provide sort services to AMD or The Foundry Company’s other customers, The Foundry Company will dispose of such equipment and the parties will determine the amount reimbursable to The Foundry Company or AMD. Additional AMD equipment may be consigned, and AMD will bear all the maintenance and operational costs for such equipment.

Pricing

The price for MPU products is related to a certain percentage of The Foundry Company’s MPU-specific total cost of goods sold. The price for GPU products will be determined on a product-by-product basis by the parties. AMD will also be responsible for certain other cost reimbursements to The Foundry Company.

Indemnification

The Foundry Company provides AMD and its affiliates, officers, directors, employees, agents, successors and assigns with an intellectual property infringement indemnity covering The Foundry Company’s method of manufacturing the products, except for the methods specifically transferred to The Foundry Company on the effective date. AMD provides The Foundry Company and its affiliates, officers, directors, employees, agents, successors and assigns with an intellectual property infringement indemnity covering The Foundry Company’s manufacture of wafers for AMD in compliance with any AMD product designs or specifications, use of AMD’s equipment, materials, methods and technologies as used by AMD immediately prior to the effective date, and use of property furnished by AMD in accordance with applicable standards and instructions.

Intellectual Property

AMD grants The Foundry Company and applicable The Foundry Company subsidiaries and any permitted assignees a non-exclusive, non-transferable, royalty-free right and license to: (i) make products and import and sell such products to AMD; and (ii) reproduce any documentation provided by AMD to enable The Foundry Company to manufacture such products for AMD.

Term; Termination

The Wafer Supply Agreement will be in effect no longer than 15 years after the Closing. The Wafer Supply Agreement may be terminated at any time upon mutual written consent and may expire earlier upon the occurrence of certain events. The Wafer Supply Agreement may also be terminated if and when a business plan deadlock exists and ATIC elects to enter into a transition period pursuant to the Funding Agreement. The Foundry Company will use commercially reasonable efforts to assist AMD to transition the supply of products to another provider, and continue to fulfill purchase orders for up to two years following the termination or expiration of the Wafer Supply Agreement. During such transition period, pricing for MPU products will remain as set forth in the Wafer Supply Agreement, but AMD’s purchase commitments to The Foundry Company will no longer apply.

The foregoing description of the Wafer Supply Agreement is qualified in its entirety by reference to the full text of the Wafer Supply Agreement, attached hereto as Exhibit D.

AGREEMENTS RELATED TO INTELLECTUAL PROPERTY

In connection with the Transactions, AMD and The Foundry Company will also enter into intellectual property related arrangements.

Patent Cross License Agreement

Pursuant to a Patent Cross License Agreement (the “Patent Cross License Agreement”), AMD and The Foundry Company will each grant to the other a non-exclusive license under patents which were filed by a party (or are otherwise acquired by a party) within a certain number of years following the effective date of the Patent Cross License Agreement. AMD and The Foundry Company are also entering into arrangements under which all issued patents and pending patent applications of AMD and its subsidiaries (other than patents and applications owned by ATI Technologies LLC and its wholly owned subsidiaries) will be divided between AMD and The Foundry Company. The Foundry Company will take ownership of its allocation of patents and applications subject to pre-existing rights, licenses or immunities granted to third parties relating to such patents and applications. The patents and patent applications owned by each party after the division will be licensed to the other party pursuant to the Patent Cross License Agreement.

Non-Patent Intellectual Property and Technology Transfer Agreement

Pursuant to a Non-Patent Intellectual Property and Technology Transfer Agreement, AMD will assign to The Foundry Company all of its right, title and interest in technology and non-patent intellectual property rights used exclusively in the manufacture, sorting and/or intermediate (WIP) testing of semiconductor products. Technology and non-patent intellectual property rights used exclusively in the design and/or post-delivery testing of semiconductor products will be retained by AMD. Technology and non-patent intellectual property rights used both in the manufacture, sorting and/or intermediate (WIP) testing of semiconductor products and in the design and/or post-delivery testing of semiconductor products will be jointly owned by AMD and The Foundry Company.

DESCRIPTION OF THE FOUNDRY COMPANY CONVERTIBLE SUBORDINATED NOTES

At Closing, in consideration for ATIC’s cash contribution to The Foundry Company, The Foundry Company will issue convertible subordinated notes convertible into Class A Preferred Shares (the “Class A Convertible Notes”) and Class B Preferred Shares (the “Class B Convertible Notes”) to ATIC. In addition, prior to the Reconciliation Event, to the extent that the issuance of any securities to ATIC in connection with an equity funding of The Foundry Company would cause The Foundry Company to fail to constitute a “Subsidiary” of AMD, as such term is defined in the Intel Patent Cross License Agreement, The Foundry Company will instead issue to ATIC (i) additional Class A Convertible Notes in an aggregate principal amount equal to the aggregate purchase price for the Class A Preferred Shares that would have been issued to ATIC but for such provision, and (ii) additional Class B Convertible Notes in an aggregate principal amount equal to the aggregate purchase price for the Class B Preferred Shares that would have been issued to ATIC but for such provision. The principal terms of the Class A Convertible Notes and the Class B Convertible Notes are set forth below.

Class A Convertible Notes

Interest. The Class A Convertible Notes accrue interest at a rate of 4% per annum, compounded semiannually, and payable semiannually in additional Class A Convertible Notes.

Maturity. The Class A Convertible Notes mature upon the later of (i) 10 years from the date of issuance or (ii) the date of the Reconciliation Event.

Security. The Class A Convertible Notes are the unsecured obligations of The Foundry Company.

Ranking. The Class A Convertible Notes will constitute a subordinated obligation of The Foundry Company and will rank subordinated in right of payment to any current or future senior indebtedness of The Foundry Company.

Redemption. The Class A Convertible Notes are not redeemable by The Foundry Company without the noteholder’s consent.

Conversion. The Class A Convertible Notes are convertible, in whole or in part, in multiples of $1,000, into The Foundry Company Class A Preferred Shares at the option of the holder at any time prior to the close of business on the business day immediately preceding the maturity date , at the Conversion Ratio (as defined below) in effect on the date of conversion, if (i) such conversion would not cause The Foundry Company to fail to constitute a “Subsidiary” of AMD under the Intel Patent Cross License Agreement or (ii) the Reconciliation Event has occurred.

On or after the Reconciliation Event, the Class A Convertible Notes will automatically convert into Class A Preferred Shares of The Foundry Company upon the earlier of (i) a Foundry Company IPO, (ii) certain change of control transactions of The Foundry Company or (iii) the close of business on the business day immediately preceding the maturity date.

The “Conversion Ratio” for each $1,000 principal amount of Class A Convertible Notes will be a number obtained by dividing (1) $1,000 by (2) the applicable Class A Convertible Notes Conversion Price (as hereinafter defined) in effect at the time of conversion. The “Class A Convertible Notes Conversion Price” will initially be the per share price of the Class A Preferred Shares at the time the Class A Convertible Note was issued, subject to customary anti-dilution adjustments. The Foundry Company will deliver cash in lieu of any fractional shares upon conversion.

Events of Default. The following constitute an event of default under the Class A Convertible Notes:

•	any default in the payment of principal or interest on the Class A Convertible Notes;

•	any default in the delivery of Class A Preferred Shares upon the conversion of any Class A Convertible Notes, which default has not been cured within 10 days;

•	the liquidation, dissolution or winding up of The Foundry Company; or

•	certain events of bankruptcy or insolvency.

If an event of default occurs and is continuing, then the outstanding principal amount of the Class A Convertible Notes, together with any accrued and unpaid interest, will become immediately due and payable at the request of the holder.

Class B Convertible Notes

Interest. The Class B Convertible Notes accrue interest at a rate of 11% per annum, compounded semiannually, and payable semiannually in additional Class B Convertible Notes.

Maturity. The Class B Convertible Notes mature upon the later of (i) 10 years from the date of issuance or (ii) the date of the Reconciliation Event.

Security. The Class B Convertible Notes are the unsecured obligations of The Foundry Company.

Ranking. The Class B Convertible Notes will constitute a subordinated obligation of The Foundry Company and will rank subordinated in right of payment to any current or future senior indebtedness of The Foundry Company.

Redemption. The Class B Convertible Notes are not redeemable by The Foundry Company without the noteholder’s consent.

Conversion. The Class B Convertible Notes are convertible, in whole or in part, in multiples of $1,000, into The Foundry Company Class B Preferred Shares at the option of the holder at any time prior to the close of business on the business day immediately preceding the maturity date, at the Conversion Ratio (as defined below) in effect on the date of conversion, if (i) such conversion would not cause The Foundry Company to fail to constitute a “Subsidiary” of AMD under the Intel Patent Cross License Agreement or (ii) the Reconciliation Event has occurred.

On or after the Reconciliation Event, the Class B Convertible Notes will automatically convert into The Foundry Company Class B Preferred Shares upon the earlier of (i) a Foundry Company IPO, (ii) certain change of control transactions of The Foundry Company or (iii) the close of business on the business day immediately preceding the maturity date.

The “Conversion Ratio” for each $1,000 principal amount of Class B Convertible Notes will be a number obtained by dividing (1) $1,000 by (2) the applicable Class B Convertible Notes Conversion Price (as hereinafter defined) in effect at the time of conversion. The “Class B Convertible Notes Conversion Price” will initially be the per share price of the Class B Preferred Shares at the time the Class B Convertible Note was issued, subject to customary anti-dilution adjustments. The Foundry Company will deliver cash in lieu of any fractional shares upon conversion.

Events of Default. The following constitute an event of default under the Class B Convertible Notes:

•	any default in the payment of principal or interest on the Class B Convertible Notes;

•	any default in the delivery of Class B Preferred Shares upon the conversion of any Class B Convertible Notes, which default has not been cured within 10 days;

•	the liquidation, dissolution or winding up of The Foundry Company; or

•	certain events of bankruptcy or insolvency.

If an event of default occurs and is continuing, then the outstanding principal amount of the Class B Convertible Notes, together with any accrued and unpaid interest, will become immediately due and payable at the request of the holder.

DESCRIPTION OF THE FOUNDRY COMPANY SHARE CAPITAL

Class A Ordinary Shares

The Foundry Company will issue two Class A Ordinary Shares, one to each of AMD and ATIC. The Class A Ordinary Shares will carry one vote each and will be the only voting securities of The Foundry Company prior to the Reconciliation Event. Following the Reconciliation Event, the Class A Ordinary Shares will be redeemed by The Foundry Company. The Class A Ordinary Shares are non-transferable.

Class B Ordinary Shares

The Foundry Company will issue Class B Ordinary Shares at the Closing. The Class B Ordinary Shares will be non-voting until the Reconciliation Event. Following the Reconciliation Event, each holder of Class B Ordinary Shares will be entitled to one vote per Class B Ordinary Share.

Class A Preferred Shares

The Class A Preferred Shares to be issued by The Foundry Company in connection with any equity funding under the Funding Agreement will have the following principal terms:

Ranking. The Class A Preferred Shares will rank senior in right of payment to the Ordinary Shares of The Foundry Company and junior in right of payment to the Class B Preferred Shares of The Foundry Company for purposes of dividends, distributions and upon a Liquidation Event (as defined below).

Accretion. The Class A Preferred Shares will not be entitled to any dividend or pre-determined accretion in value.

Liquidation Preference. In the event of the liquidation, dissolution or winding up of The Foundry Company (a “Liquidation Event”), each Class A Preferred Share will be entitled to receive, after the distribution to the holders of the Class B Preferred Shares but prior to any distribution to the holders of Ordinary Shares, out of the remaining assets of The Foundry Company, if any, an amount equal to the initial purchase price per share of the Class A Preferred Shares. Upon completion of the above distributions to the holders of Preferred Shares, all of the remaining assets of The Foundry Company, if any, will be distributed pro rata among the holders of Ordinary Shares.

Conversion. Each Class A Preferred Share will be convertible, at the option of the holder thereof, into Class B Ordinary Shares at the then applicable Class A Conversion Rate (as hereinafter defined) upon a Liquidation Event. Each Class A Preferred Share will automatically convert into Class B Ordinary Shares at the then applicable Class A Conversion Rate upon the earlier of (i) a Foundry Company IPO or (ii) a change of control transaction of The Foundry Company. The “Class A Conversion Rate” will initially be 100 Class B Ordinary Shares for each Class A Preferred Share converted, subject to customary anti-dilution adjustments.

Redemption. The Class A Preferred Shares will not be redeemable by The Foundry Company.

Voting Rights. The Class A Preferred Shares will be non-voting until the Reconciliation Event. Following the Reconciliation Event, each Class A Preferred Share will vote on an as-converted basis with the Ordinary Shares, voting together as a single class, with respect to any question upon which holders of Ordinary Shares have the right to vote.

Class B Preferred Shares

The Class B Preferred Shares to be issued by The Foundry Company in connection with any equity funding will have the following principal terms:

Ranking. The Class B Preferred Shares will rank senior in right of payment to all other classes or series of equity securities of The Foundry Company for purposes of dividends, distributions and upon a Liquidation Event.

Accretion. Each Class B Preferred Share will be deemed to accrete in value at a rate of 12% per year, compounded semiannually, of the initial purchase price per such share (the sum of the initial purchase price per such share plus the amount of value accreted on such share is hereinafter referred to as the “Accreted Value”). Such Accreted Value will accrue daily from and after the issue date of such share and will be taken into account upon certain distributions to the holders of Class B Preferred Shares.

In the event that the aggregate Accreted Value in respect of all Class B Preferred Shares held by ATIC, when taken together with any Class A Preferred Shares held by ATIC, would cause the aggregate economic interest of ATIC in The Foundry Company to exceed thresholds required for The Foundry Company to remain a “Subsidiary” of AMD under the Intel Patent Cross License Agreement, such excess amount of the Accreted Value will be converted into Class B Convertible Notes that will only be payable in the event that Accreted Value is actually paid in the form of cash or Ordinary Shares and that any such payment does not cause the economic interest thresholds required for the Foundry Company to remain a “Subsidiary” of AMD under the Intel Patent Cross License Agreement to be exceeded.

Liquidation Preference. In the event of a Liquidation Event, each Class B Preferred Share will be entitled to receive, prior to any distribution to the holders of any other classes or series of equity securities, an amount equal to the Accreted Value of such share. Upon completion of the above distribution to the holders of Class B Preferred Shares, each Class A Preferred Share will be entitled to receive its liquidation preference amount out of any remaining assets of The Foundry Company. Upon completion of the above distributions to the holders of Preferred Shares, all of the remaining assets of The Foundry Company, if any, will be distributed pro rata among the holders of Ordinary Shares.

Conversion. Each Class B Preferred Share will be convertible, at the option of the holder thereof, into Class B Ordinary Shares at the then applicable Class B Conversion Rate (as hereinafter defined) upon a Liquidation Event. Each Class B Preferred Share will automatically convert into Class B Ordinary Shares at the then applicable Class B Conversion Rate upon the earlier of (i) a Foundry Company IPO or (ii) a change of control transaction of The Foundry Company. The “Class B Conversion Rate” will initially be 100 Class B Ordinary Shares for each Class B Preferred Share converted, subject to customary anti-dilution adjustments. Notwithstanding the foregoing, if the resulting fair market value of the Class B Ordinary Shares to be received upon such conversion would be less than the Accreted Value of such Class B Preferred Share, then the holder of such Class B Preferred Share will receive additional Class B Ordinary Shares upon such conversion in order to cause the fair market value of the total amount of Class B Ordinary Shares to be received upon such conversion to equal the Accreted Value of such Class B Preferred Share.

Redemption. The Class B Preferred Shares will not be redeemable by The Foundry Company.

Voting Rights. The Class B Preferred Shares will be non-voting until the Reconciliation Event. Following the Reconciliation Event, each Class B Preferred Share will vote on an as-converted basis with the Ordinary Shares, voting together as a single class, with respect to any question upon which holders of Ordinary Shares have the right to vote.

DESCRIPTION OF AMD COMMON STOCK

Pursuant to the Master Transaction Agreement, we will sell and issue, and WCH will purchase for approximately $314 million, 58,000,000 shares of our common stock and warrants to purchase 30,000,000 shares of our common stock at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the Warrants).

Our authorized capital stock consists of 1,500,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, $0.10 par value per share. As of October 16, 2008, 608,466,517 shares of common stock were issued and outstanding. There are no shares of preferred stock issued and outstanding.

The holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders, including the election of directors. Stockholders are not entitled to cumulative voting rights, and, accordingly, the holders of a majority of the shares voting for the election of directors can elect the entire board if they choose to do so and, in that event, the holders of the remaining shares will not be able to elect any person to the board of directors.

The holders of common stock are entitled to receive such dividends, if any, as may be declared from time to time by the board of directors, in its discretion, from funds legally available therefor and subject to prior dividend rights of holders of any shares of preferred stock which may be outstanding. However, the terms of certain of our borrowing arrangements restrict our ability to declare or pay dividends on our common stock in certain circumstances. Upon liquidation or dissolution of the company subject to prior liquidation rights of the holders of preferred stock, the holders of common stock are entitled to receive on a pro rata basis the remaining assets of the company available for distribution. Holders of common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to such shares. All outstanding shares of common stock are fully paid and non-assessable.

DESCRIPTION OF THE WARRANTS

Pursuant to the Master Transaction Agreement, we will sell and issue, and WCH will purchase for approximately $314 million, 58,000,000 shares of our common stock and warrants to purchase 30,000,000 shares of our common stock at an exercise price of $0.01 per share (as adjusted pursuant to the terms of the Warrants).

The following is a summary of the material terms and provisions of the Warrants.

Exercise of Warrants. The Warrants will be exercisable in whole or in part at the option of the warrantholder at any time after the earlier of (i) public ground-breaking of the New York wafer fab and (ii) 24 months from the date of their issuance; provided, however, that upon an AMD Change of Control Transaction (as hereinafter defined), the Warrants will become immediately exercisable and will automatically be exercised through a cashless exercise. “AMD Change of Control Transaction” means a transaction or a series of transactions with or among any third person, on the one hand, and AMD, its stockholders or any of its subsidiaries, on the other hand, with respect to (A) a consolidation or merger or similar transaction of AMD in which AMD stockholders immediately prior to such transaction own less than 50% of the voting securities of the surviving corporation outstanding immediately after such transaction, (B) any purchase of an equity interest resulting in any third person beneficially owning greater than a 50% voting or economic interest in AMD or (C) any purchase of assets, securities or ownership interests resulting in any third person owning greater than 50% of the consolidated assets of AMD and its subsidiaries taken as a whole.

The warrantholder may exercise the Warrants by delivery to AMD of a written notice of its intent to exercise the Warrants. The warrantholder then will purchase through a cashless exercise, and AMD will issue, such number of Warrant Shares indicated in such notice five business days after the delivery of such notice to AMD. Notwithstanding the foregoing, no notice of exercise will be required in connection with the automatic exercise of the Warrants upon an AMD Change of Control Transaction. In the case of an automatic exercise upon an AMD Change of Control Transaction, the warrantholder will purchase, and AMD will issue, the total number of Warrant Shares purchasable under the Warrants through a cashless exercise.

Exercise Price of the Warrants. The Warrants will be exercisable for common stock at a purchase price of $0.01 per share of common stock (as adjusted pursuant to the terms of the Warrants).

Adjustments for Stock Splits and Combinations. If we at any time or from time to time after the date on which the Warrants were first issued (or, if any Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of our outstanding common stock, the number of shares of common stock issuable upon exercise of the Warrants will be proportionately increased. If we at any time or from time to time after the Original Issue Date combine the outstanding shares of our common stock, the number of shares of common stock issuable upon exercise of the Warrants will be proportionately decreased.

Adjustment for Dividends and Distributions in Common Stock. In the event we at any time or from time to time after the Original Issue Date make or issue, or fix a record date for the determination of holders of our common stock entitled to receive, a dividend or other distribution payable in additional shares of our common stock, then and in each such event the number of shares of common stock issuable upon exercise of the Warrants will be adjusted as of the time of such issuance or, in the event such a record date will have been fixed, as of the close of business on such record date, so that, after giving effect to such adjustment, each holder of a Warrant will be entitled to receive an additional number of shares of our common stock upon exercise that such holder would have been entitled to receive had such Warrant been exercised immediately prior to such event.

Notwithstanding the foregoing, if such record date has been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of common stock issuable upon exercise of the Warrants will be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of common stock issuable upon exercise of the Warrants will be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

Adjustment for Other Dividends and Distributions. In the event we at any time or from time to time after the Original Issue Date make or issue, or fix a record date for the determination of holders of our common stock entitled to receive, a dividend or other distribution payable in our securities (other than a distribution of shares of our common stock) or in cash or other property, then and in each such event the number of shares of common stock issuable upon exercise of each Warrant will be increased as of the time of such issuance or, in the event such a record date has been fixed, as of the close of business on such record date, to a number determined by multiplying the number of shares of common stock issuable upon exercise of such Warrant immediately prior to such event by a fraction, the numerator of which will be the Current Market Value (as defined below) per share of common stock on the date of such event, and the denominator of which will be such Current Market Value per share of common stock less the fair market value (as determined in the reasonable good faith discretion of our board of directors) of such securities, cash or other property to be distributed with respect to each share of common stock on the date of such event. “Current Market Value” will mean the average of the daily closing prices on the NYSE of our common stock over the ten consecutive trading day period ending on the business day immediately preceding such event.

Notwithstanding the foregoing, if such record date has been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of common stock issuable upon exercise of the Warrants will be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of common stock issuable upon exercise of the Warrants will be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

Adjustment for Reclassification, Exchange or Subdivision. If our common stock is changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each Warrant will have the right thereafter to exercise such Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of common stock into which such Warrant might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

Adjustment in Exercise Price. Upon each adjustment in the number of shares of common stock issuable upon exercise of a Warrant, the exercise price for such Warrant will be adjusted to the product obtained by multiplying the applicable exercise price immediately prior to such adjustment by a fraction, the numerator of which will be the number of shares of common stock issuable upon exercise of such Warrant immediately prior to such adjustment and the denominator of which will be the number of shares of common stock issuable upon exercise of such Warrant immediately thereafter; provided, however, that in no event will the exercise price be less than the par value of the common stock.

Registration Rights. The issuance and sale of the Warrants and Warrant Shares will not be registered under the Securities Act, and these securities will bear a legend specifying that such securities may not be transferred, sold or otherwise disposed of unless a registration statement relating to such securities is in effect under applicable federal and state securities laws or pursuant to an available exemption from registration. At or prior to the Closing, AMD will put up a resale registration statement (the “Shelf Registration Statement”) registering the resale of the Shares and the Warrant Shares by WCH and its permitted transferees, as well as the shares of our common stock acquired by WCH in November 2007, pursuant to a registration rights agreement between AMD and WCH (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, AMD will use its reasonable best efforts to keep the Shelf Registration Statement effective under the Securities Act until all such securities are sold to the public, whether pursuant to the Shelf Registration Statement or pursuant to Rule 144. AMD will bear all fees and expenses incurred in connection with the filing of the Shelf Registration

Statement and its obligations under the Registration Rights Agreement. In addition, AMD will indemnify WCH, or any person who controls WCH, and each affiliate of WCH, against any losses caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notice of Certain Events. If at any time after the Warrants are first issued, AMD (i) enters into an AMD Change of Control Transaction, (ii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of AMD or (iii) declares a dividend on its common stock payable in cash or other property, then, in each case, AMD will provide the warrantholder with at least 30 days’ prior written notice before the applicable record date or effective date of such transaction, as the case may be, in order to provide the warrantholder the ability to exercise the Warrants and participate in such transaction as a holder of common stock.

Expiration. The Warrants expire upon the 10th anniversary of their issuance.

The foregoing description of the Warrants is qualified in its entirety by reference to the full text of the form of Warrant, attached hereto as Exhibit E.

PROPOSAL TWO—OPTION EXCHANGE

We have historically granted stock options as a critical component of our employees’ compensation. Stock options were granted to encourage our employees to act as owners, which helps align their interests with those of stockholders. The objectives of our 2004 Equity Incentive Plan, as amended (the “2004 Equity Incentive Plan”) are to motivate and reward personnel whose long-term employment is considered essential to our continued progress and to encourage them to continue their employment by us. Stock options were granted to encourage recipients to act in the stockholders’ interests and share in our success.

Our stock price has declined because of both an overall stock market downturn and execution challenges. Unfortunately, adverse economic conditions have had an even larger impact on the technology sector, including markets in which we operate. As a result, approximately 99% of our stock options are underwater.

This means that the vast majority of the historically granted stock options no longer are effective as incentives to motivate and retain employees. Employees perceive that these options have little or no value. In addition, although these stock options are not likely to be exercised as long as our stock price is lower than the applicable exercise price, they will remain on our books with the potential to dilute stockholders’ interests for up to the full term of the options, while delivering little or no retentive or incentive value, unless they are surrendered or cancelled.

Our board of directors has determined that it would be in the best interests of AMD and our stockholders to provide for a one-time exchange of employee stock options that have an exercise price greater than the 52-week high trading price of our common stock on the NYSE at the commencement of our tender offer to our employees (other than options granted within the 12-month period preceding the commencement date of our tender offer to our employees) (the “Option Exchange”). Named executive officers and independent members of our board of directors will be excluded from participating in the Option Exchange. If options are exchanged, employees will receive new stock options to purchase fewer shares in accordance with a specified exchange ratio.

The Option Exchange will begin within six months of the date stockholders approve the program. If stockholders approve the Option Exchange and the Compensation Committee decides to commence the Option Exchange, eligible employees will be offered the opportunity to participate in the Option Exchange under a Tender Offer Statement to be filed with the SEC and distributed to all eligible employees. Employees will be given at least twenty (20) business days in which to accept the offer of the new options in exchange for the surrender of their eligible options. The surrendered options will be cancelled on the first business day following this election period. The new options will be granted on the date of cancellation of the old options and such new options will have an exercise price equal to the fair market value of our common stock on the date of the new grant.

The exchange ratios for the Option Exchange (that is, how many current options an employee must surrender in order to receive one new option) were and will be determined using the Binomial option valuation model. We chose to use this model to derive exchange ratios that were intended to be cost neutral to AMD. New option grants calculated according to the exchange ratios will be rounded down to the nearest whole share on a grant-by-grant basis. Options will not be issued for fractional shares. The actual exchange ratio will be determined at the time the tender offer commences.

STOCK OPTION EXCHANGE PROGRAM

Under the proposed Option Exchange, participating employees would surrender unexercised employee stock options they currently hold with an exercise price greater than the 52-week high trading price of our common stock on the NYSE at the commencement of our tender offer to our employees (other than options granted within the 12-month period preceding the commencement date of our tender offer to our employees). Named executive officers and independent members of our board of directors will be excluded from participating in the Option Exchange. If options are surrendered for exchange, employees will receive new stock options to purchase fewer shares, in accordance with a specified exchange ratio. The new options will be granted on the date of cancellation of the old options and such new options will have an exercise price equal to the fair market value of our common stock on the new option grant date. The ratios of surrendered options to new options will vary depending upon the exercise price of the surrendered options, as further described below. The exchange ratios and the minimum eligible exercise price, if applicable, for the exchange will be re-calculated before any Option Exchange begins using then-current data.

Of the outstanding options held by eligible employees as of October 6, 2008, the maximum number of shares of common stock underlying options which could be surrendered for exchange is 23,793,823 and the maximum number of shares of common stock underlying the new options which would be issued under the proposed Option Exchange, using the exchange ratios below, would be 9,940,367.

Objectives of Program

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The Option Exchange will provide renewed incentives and motivate the eligible employees to contribute to achieving future stock price growth. By realigning the exercise prices of previously granted stock options with the current value of our common stock, based on the exchange ratios described below, we believe that the new stock options will become an important tool to help motivate our eligible employees to continue to create stockholder value.

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The exchange program will also enable us to recapture value from compensation costs that we already are incurring with respect to outstanding equity awards that currently have very little motivational impact. We believe it is not an efficient use of our resources to recognize compensation expense on awards that do not provide value to our employees. Under applicable accounting rules, we are required to recognize compensation expense related to these awards, even if these awards are never exercised because the majority remain underwater. By replacing options that have little or no retentive or incentive value with a lesser number of new options with an exercise price equal to the fair market value of our common stock on the date of the new grant, we will dramatically increase the retentive and incentive values. In addition, replacing these options will not create additional compensation expense (other than immaterial expenses that might result from fluctuations in our stock price after the exchange ratios have been set but before the exchange actually occurs).

Background

We believe that stock options are a valuable tool to align employees’ interests with those of stockholders. We have historically granted stock options to recognize, reward and motivate employees’ performance and to encourage them to continue their employment with us.

As of October 6, 2008, there were a total of 49,378,113 shares underlying options outstanding under our 2004 Equity Incentive Plan and 15,602,344 shares available for grant. Of the outstanding options, as of October 6, 2008, options to purchase 23,793,823 shares of common stock would be eligible for exchange under the proposed Option Exchange. If 100% of eligible options were to be exchanged and new grants of options made in accordance with the exchange ratios set out below, the number of shares underlying options outstanding would be reduced by 13,853,456 shares, or approximately 28% of all outstanding options. 4,681 employees will be eligible to participate in the Option Exchange. The fair market value of the common stock underlying the options that would be entitled to be surrendered for exchange was $4.11 as of October 20, 2008.

The table below reflects information on the options eligible for the Option Exchange, as of October 6, 2008:

Exercise Price of Eligible Employee Grants (assuming 52-week high of $10)	Number of Shares Underlying Options as of October 6, 2008	Weighted Average Exercise Price	Weighted Average Remaining Life of Option
$10.01 to $14.99	8,943,694	13.82	3.29
$15.00 to $19.99	9,741,875	17.22	3.31
$20.00 and above	5,108,254	23.15	3.33
Total Number of Shares Underlying Options Eligible for Exchange	23,793,823	—	—

Details of the Option Exchange Program

Implementing the Stock Option Exchange Program

Our board of directors authorized the Option Exchange on October 6, 2008, upon the recommendation of the Compensation Committee and subject to stockholder approval. If this proposal is approved, this one-time offer to surrender eligible options in exchange for new options under the Option Exchange may commence at any time after the Special Meeting at the discretion of our Compensation Committee. The program will begin within six months of the date stockholders approve the program.

If stockholders approve the Option Exchange and the Compensation Committee decides to commence the Option Exchange, eligible employees will be offered the opportunity to participate in the Option Exchange under a Tender Offer Statement to be filed with the SEC and distributed to all eligible employees. Employees will be given at least twenty (20) business days in which to accept the offer of the new options in exchange for the surrender of their eligible options. The surrendered options will be cancelled on the first business day following this election period. The new options will be granted on the date of cancellation of the old options. Surrendered options will be returned to the 2004 Equity Incentive Plan, and will be available for grant under the terms of the 2004 Equity Incentive Plan.

Eligibility

If implemented, the Option Exchange program will be open to all employees of AMD and any of its majority-owned subsidiaries who hold options, worldwide, where feasible and practical under local regulations as determined by AMD, except that the Option Exchange will not be available to the independent members of our board of directors or our named executive officers. The program also will not be available to any former employees. An employee who tenders his or her options for exchange must also have been continuously employed with AMD or any of its majority-owned subsidiaries, and be an eligible employee on the date of the new grant in order to receive the new options. If an optionee is no longer an employee with AMD or any of its majority-owned subsidiaries for any reason, including layoff, termination, voluntary resignation, death or disability, on the date that the Option Exchange commences, that optionee cannot participate in the program. If an optionee is no longer an employee with AMD or any of its majority-owned subsidiaries for any reason on the date that the new grants are made, even if he or she had elected to participate and had tendered his or her options for exchange, such employee’s tender will automatically be deemed withdrawn and he or she will not participate in the Option Exchange program. Such employee will retain his or her outstanding options in accordance with their current terms and conditions, and he or she may exercise them during a limited period of time following the termination of employment in accordance with their terms to the extent that they are vested. A vote by an employee in favor of this proposal at the Special Meeting does not constitute an election to participate in the Option Exchange.

Exchange Ratios

The exchange ratios set out below for the Option Exchange (that is, how many current options an employee must surrender in order to receive one new option) were and will be determined using the Binomial option pricing model. We chose to use this model to minimize stockholder dilution, avoiding the dilution that occurs when all options are exchanged on a one-for-one basis. New option grants calculated according to the exchange ratios will be rounded down to the nearest whole share on a grant-by-grant basis. Options to purchase fractional shares will not be issued.

The ratios set out below were established based on the AMD stock price at October 6, 2008, and are intended to be “cost neutral” for AMD. The actual exchange rate will be determined at the time the tender offer commences:

Exchange ratio for Option for Option exchange:

Exercise Price Range (assuming 52-week high of $10.00)	Exchange Ratio (Cancelled Option to New Option)
$10.01 to $14.99	2.0–1
$15.00 to $19.99	2.5–1
$20.00 and above	3.25–1

Election to Participate

Participation in the Option Exchange program will be voluntary. Under the Option Exchange, eligible employees may make a one-time election to surrender stock options that have an exercise price higher than the 52-week high, at the commencement of the tender offer (other than options granted within the 12-month period preceding the commencement date of our tender offer to employees) in exchange for new options in accordance with the exchange ratios set out above.

Exercise Price of New Options

All new options will be granted with an exercise price equal to the fair market value of our common stock on the date of the new grant.

Vesting of New Options

Except in certain countries outside of the United States, such countries to be determined by AMD, the new options will vest beginning one year from the date of the new option grant, dependent upon continued employment with AMD or any of its majority-owned subsidiaries. This means that all new options would be completely unvested at the time of the new grant, regardless of whether the surrendered options were partially or wholly vested. New options replacing surrendered options that were fully vested at the time they were surrendered for cancellation will fully vest on the first year anniversary of the new option grant date (or, replacement grant date). New options replacing surrendered options that were not vested at the time they were surrendered for cancellation will vest as to 50% on the first year anniversary of the replacement grant date and as to the remaining 50% on the second year anniversary of the replacement grant date.

New options will only vest if the optionee remains an employee with AMD or any of its majority-owned subsidiaries and the new options may only be exercised by an employee of AMD or any of its majority-owned subsidiaries. New options that are not vested at termination of employment cannot be exercised and will be forfeited. As described above, the new options will be completely unvested on the date of grant, regardless of whether the surrendered options were partially or completely vested.

Term of New Options

The term of an option is the length of time during which it may be exercised. Except in certain countries outside of the United States as determined by AMD, under the Option Exchange, each new option will retain the same expiration date as the surrendered options subject to earlier expiration of the option upon termination of the employment of the optionee.

Other Conditions of New Options

The other terms and conditions of the new options will be governed by the 2004 Equity Incentive Plan. New options will be non-qualified stock options under U.S. tax laws. The shares of common stock for which the new options will be exercisable have already been registered with the SEC as part of our stock plan registrations.

U.S. Federal Income Tax Consequences

The exchange of options pursuant to the Option Exchange should be treated as a non-taxable exchange and AMD and participating employees should recognize no income for U.S. federal income tax purposes upon the grant of the new options. All new options granted under the Option Exchange program will be non-qualified stock options for U.S. federal income tax purposes.

Accounting Impact

The intent of the program is that it will not result in AMD incurring any additional compensation expense. Based on this objective, the average fair value of each new stock option award granted to employees in exchange for surrendered stock options, measured as of the date such awards are granted, will be “cost neutral” (other than immaterial incremental compensation expense that might result from fluctuations in our stock price after the exchange ratios have been set but before the exchange actually occurs). The unamortized compensation expense from the surrendered options and incremental compensation expense, if any, associated with the new stock option awards under the Option Exchange program will be recognized over the service period of the new awards. If any portion of the new stock option awards granted is forfeited prior to the completion of the service condition due to termination of employment, the compensation cost for the forfeited portion of the award will not be recognized.

Potential Modification to Terms to Comply with Governmental Requirements

The terms of the Option Exchange will be described in a Tender Offer Statement that will be filed with the SEC. Although we do not anticipate that the SEC would require us to modify the terms materially, it is possible that we will need to alter the terms of the Option Exchange to comply with potential SEC comments. In addition, it is currently our intention to make the program available to eligible employees of AMD and its majority-owned subsidiaries who are located outside of the United States, where permitted by local law and where we determine it is practical to do so. It is possible that we may need to make modifications to the terms offered to employees in countries outside the United States to comply with local requirements, or for tax or accounting reasons.

Benefits of the Option Exchange Program to Eligible Employees

Because the decision whether to participate in the Option Exchange is completely voluntary, we are not able to predict who will participate, how many options any particular group of employees will elect to exchange, nor the number of replacement options that we may grant. As noted above, however, the independent members of our board of directors and our named executive officers are not eligible to participate in the Option Exchange. The Option Exchange program also will not be available to any former employees of AMD or its majority-owned subsidiaries.

Effect on Stockholders

The Option Exchange was designed to provide renewed incentives and motivate the eligible employees to continue to create stockholder value and reduce the number of shares currently subject to outstanding options, thereby avoiding the dilution in ownership that normally results from supplemental grants of new stock options. While we cannot predict which or how many employees will elect to participate in the Option Exchange, please see the “Background” section above for the approximate reduction of the number of shares underlying options outstanding assuming that 100% of eligible options are exchanged and replacement options are made in accordance with the exchange ratios set out above.

Effect on the 2004 Equity Incentive Plan

As of October 6, 2008, 15,602,344 shares of common stock were available for future grant under the 2004 Equity Incentive Plan. Assuming all of the 23,793,823 eligible options are surrendered and cancelled pursuant to the Option Exchange program and 9,940,367 new options are granted in accordance with the applicable exchange ratios, the number of shares available for issuance under the 2004 Equity Incentive Plan would be approximately 29,455,800 shares.

Required Vote

If a quorum for the Special Meeting is present, the affirmative vote of the majority of the votes cast by holders of our common stock present in person or represented by proxy at the Special Meeting will be required to approve the Option Exchange, provided that the total votes cast on the proposal represent over 50% of the outstanding stock entitled to vote on the proposal.

Recommendation of the Board of Directors

Our board of directors has unanimously approved the Option Exchange and recommends that you vote FOR Proposal 2.

BOARD OF DIRECTORS

The following persons were our directors as of October 22, 2008:

Dr. Hector de J. Ruiz—Dr. Ruiz, 62, has been a director since 2000. Dr. Ruiz is currently our Chairman of the Board and Executive Chairman. Dr. Ruiz joined AMD as President and Chief Operating Officer in January 2000, and he was appointed Chairman in April 2004. From April 2002 until July 2008 he served as our Chief Executive Officer. Before joining AMD, Dr. Ruiz served as President of the Motorola, Inc. Semiconductor Products Sector since 1997. From 1991 to 1995, Dr. Ruiz was Senior Vice President and General Manager of Motorola’s paging and messaging businesses and in 1996 became Executive Vice President and General Manager of those businesses. Dr. Ruiz joined Motorola in 1977 and, from 1977 to 1991, he held various executive positions in Motorola’s Semiconductor Products Sector. Before joining Motorola, Dr. Ruiz worked at Texas Instruments, Inc. from 1972 to 1977.

Dr. W. Michael Barnes—Dr. Barnes, 66, has been a director since 2003. Dr. Barnes served as Senior Vice President and Chief Financial Officer of Rockwell International Corporation (Rockwell), a diversified NYSE company, from 1991 until his retirement in 2001. Dr. Barnes joined Collins Radio Company (Collins) in 1968 as a member of the corporate operations research staff. Collins was acquired by Rockwell in 1973, and Dr. Barnes held various management positions at Rockwell until 1991. He was named a distinguished alumnus by the Texas A&M University College of Engineering in 1992, is a member of the Texas A&M University Chancellor’s Century Council and is on the university’s Engineering Advisory Board. Dr. Barnes is a member of the Board of Directors of MetroPCS Communications, Inc.

John E. Caldwell—Mr. Caldwell, 58, has been a director since October 2006. Mr. Caldwell is currently a member of the Board of Directors and Chief Executive Officer of SMTC Corporation, an electronics manufacturing services company, and has held these positions since October 2003. Before joining SMTC, Mr. Caldwell held positions in the Mosaic Group, a marketing services provider, as Chair of the Restructuring Committee of the Board, from October 2002 to September 2003 and in GEAC Computer Corporation Limited, a computer software company, as President and Chief Executive Officer from October 2000 to December 2001. Mr. Caldwell was a director of ATI Technologies Inc. until October 25, 2006, when we acquired ATI. Currently he is a director of Faro Technologies, Inc., a producer of three dimensional manufacturing measurement systems, and IAMGOLD Corporation, a mid-tier gold producer.

Bruce L. Claflin—Mr. Claflin, 57, has been a director since 2003. Mr. Claflin was President, Chief Executive Officer, and a member of the Board of Directors of 3Com Corporation (3Com), a provider of voice and data networking products and services, from January 2001 until he retired in 2006. He joined 3Com as President and Chief Operating Officer in August of 1998. Prior to 3Com, Mr. Claflin served as Senior Vice President and General Manager, sales and marketing, for Digital Equipment Corporation (Digital). Mr. Claflin also worked for 22 years at IBM, where he held various sales, marketing and management positions, including general manager of IBM PC Company’s worldwide research and development, product and brand management, as well as president of IBM PC Company Americas. Mr. Claflin is a member of the Board of Directors of Ciena Corporation.

Frank M. Clegg—Mr. Clegg, 54, has been a director since May 2007. Since February 2005, Mr. Clegg has been a member of the Board of Directors of Indigo Books and Music, a Canadian book retailer. He has been Chairman of Navantis, Inc., a provider of IT software solutions and services since October 2005. From 1991 to 1996 and from 2000 to 2005, Mr. Clegg was the President of Microsoft Canada. From 1996 to 2000, Mr. Clegg was Vice President, Central U.S. and Canada Region, for Microsoft.

H. Paulett Eberhart—Ms. Eberhart, 55, has been a director since 2004. Ms. Eberhart is President and Chief Executive Officer of Invensys Process Systems, a provider of products, service and solutions for the automation and optimization of plant operation in the process industries. Before joining Invensys Process Systems in January 2007, Ms. Eberhart was the President—Americas of Electronic Data Systems Corporation

(EDS), an information technology and business process outsourcing company, from 2003 until she retired from EDS in 2004. Ms. Eberhart had been an employee of EDS since 1978. Prior to serving as President—Americas, Ms. Eberhart was the Senior Vice President—EDS and President—Solutions Consulting. From 2001 to 2002, Ms. Eberhart served as the Senior Vice President, Information Solutions, U.S. and from 1999 to 2001 as the Senior Vice President, Information Solutions, Southwest Region. In 1998, she was the Senior Vice President, Finance. She was a member of the Board of Directors of AT Kearney, a subsidiary of EDS. Between 1978 and 1998, Ms. Eberhart served in various management positions in the area of Finance at EDS. Ms. Eberhart served as the chair of the Political Action Committee for EDS and is a member of the Financial Executives Institute and American Institute of Certified Public Accountants. Ms. Eberhart is a member of the Board of Directors of Anadarko Petroleum Corporation.

Derrick R. Meyer—Mr. Meyer, 46, has been a director since November 2007. Mr. Meyer is our President and Chief Executive Officer. Mr. Meyer joined AMD in 1995 and was Vice President of Engineering for the Computation Products Group before being promoted to Group Vice President, Computation Products Group in 2001. In April 2002, Mr. Meyer became an executive officer of AMD and was promoted to Senior Vice President of our Computation Products Group. Mr. Meyer became our Executive Vice President of our Computation Products Group in 2004 and was named President and Chief Operating Officer of the Microprocessor Solutions Sector in April 2005. He served as President and Chief Operating Officer from January 2006 until he was promoted to President and Chief Executive Officer in July 2008. Before joining us, Mr. Meyer was employed by Digital beginning in 1986 and by Intel Corporation from 1983 to 1986.

Robert B. Palmer—Mr. Palmer, 68, has been a director since 1999. Mr. Palmer was the Chairman and Chief Executive Officer of Digital from 1995 until his retirement in 1998. Mr. Palmer was appointed Chief Executive Officer and President of Digital in October 1992. From 1985 to 1992, Mr. Palmer served in various executive positions at Digital. Before Digital, Mr. Palmer was Executive Vice President of Semiconductor Operations at United Technologies Corporation (UTC), joining UTC in 1980 when it acquired Mostek Corporation, where he was a member of the founding team in 1969. Mr. Palmer is on the Board of Trustees of the Cooper Institute for Aerobic Research, a non-profit preventative medicine research and education organization.

Morton L. Topfer—Mr. Topfer, 72, has been a director since February 2005. Mr. Topfer is the Managing Director of Castletop Capital L.P., an investment firm that focuses on private equity and real estate investments. Before forming Castletop Capital in 2002, Mr. Topfer was Vice Chairman of Dell Computer Corporation (Dell), counselor to Dell’s Chief Executive Officer and a member of Dell’s office of the Chief Executive Officer. Before joining Dell in 1994, Mr. Topfer held various positions with Motorola, Inc., last serving as Corporate Executive Vice President and President of the Land Mobile Products Sector. Before joining Motorola in 1971, Mr. Topfer spent 11 years with RCA Laboratories in various research and development and management positions. Mr. Topfer serves on the Board of Directors of Measurement Specialties, Inc.

DIRECTORS’ COMPENSATION AND BENEFITS

The table below summarizes the compensation paid by us to non-employee directors for serving as directors for the fiscal year ended December 29, 2007.

2007 Non-Employee Director Compensation

	Fees Earned or Paid in Cash(1)		Stock Awards(2)(3)		Option Awards(2)(3)		All Other Compensation		Total
W. Michael Barnes	$84,200		$171,125	(4)	$290,395	(4)	$0		$545,720
John E. Caldwell	$67,000		$45,331	(4)	$136,441	(4)	$0		$248,772
Bruce L. Claflin	$83,000		$171,125	(4)	$290,395	(4)	$0		$544,520
Frank M. Clegg(5)	$37,917		$37,092		$0		$0		$75,009
H. Paulett Eberhart	$94,200		$171,125	(4)	$301,114	(4)	$0		$566,439
James D. Fleck(6)	$21,418	(6)	$45,331	(7)	$136,441	(7)	$0		$203,190
Robert B. Palmer	$87,000		$171,125	(4)	$290,395	(4)	$0		$548,520
Leonard M. Silverman(8)	$21,667		$0		$290,395		$11,429	(8)	$323,491
Morton L. Topfer	$73,000		$135,993	(4)	$344,933	(4)	$0		$553,926

(1)	Consists of the annual retainer, additional fees for directors who chair a board committee and attendance fees, where applicable.

(2)	The amounts shown do not reflect compensation actually received by the directors or the actual value that may be recognized by the directors with respect to these awards in the future. The actual value realized from these awards, if any, will only be recognized by our directors upon the earlier of vesting of the award or the occurrence of events described under “Acceleration of Vesting,” below, and for Dr. Barnes, Messrs. Claflin and Palmer and Ms. Eberhart, also upon retirement. The actual value will fluctuate depending upon the price of AMD’s common stock. Instead, the dollar value reflected in the table above is the compensation expense recognized for financial statement reporting purposes for the fiscal year ended December 29, 2007 in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, Share-based Payments (“SFAS 123R”), but excluding any estimate of future forfeitures and reflecting the effect of any actual forfeitures. The compensation expense reflects equity awards granted between 2004-2007, and the related expense over each award’s service period. No stock option awards were forfeited by any of our non-employee directors in fiscal 2007. See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 29, 2007 regarding the assumptions underlying the valuation of equity awards.

(3)	The aggregate number of stock awards (which consisted solely of restricted stock units (“RSUs”) and the aggregate number of option awards outstanding at December 29, 2007 end were as follows:

Name	RSUs Outstanding as of December 29, 2007	Option Awards Outstanding as of December 29, 2007
W. Michael Barnes	12,500	103,710
John E. Caldwell	12,500	50,000
Bruce L. Claflin	12,500	117,500
Frank M. Clegg	12,500	0
H. Paulett Eberhart	12,500	72,224
James D. Fleck	12,500	50,000
Robert B. Palmer	12,500	107,890
Leonard M. Silverman	0	114,167
Morton L. Topfer	12,500	75,000

(4)

In May 2007, we amended our Outside Directors Equity Compensation Policy to, among other things, provide that all of a non-employee director’s equity awards would become fully vested upon retirement if the non-employee director served as a member of the Board for at least three years prior to the date of retirement and satisfied our equity ownership guidelines. Because Dr. Barnes, Messrs. Claflin and Palmer and Ms. Eberhart were retirement-eligible as of December 29, 2007, the compensation expense under SFAS 123R set forth above includes the compensation expense associated with the unvested portion of all their equity awards. The original vesting schedule of these awards is through 2010. For Messrs. Caldwell, Clegg and Topfer, the compensation expense under SFAS 123R for their equity awards is recognized over the shorter of either: (i) the period through the first date that they are retirement-eligible, or (ii) the original vesting schedule of the equity award. For Messrs. Caldwell and Topfer, the 2007 SFAS 123R compensation expense reflected above is higher than what it would have been had the compensation expense been recognized over the original vesting schedule.

(5)	Mr. Clegg was appointed to our board of directors effective May 24, 2007.

(6)	Dr. Fleck retired from our board of directors effective May 3, 2007. The fees of $21,418 represent the amount paid to Dr. Fleck for serving as a director. Since May 3, 2007, Dr. Fleck has been an AMD Board observer. Dr. Fleck retired from this role effective May 8, 2008.

(7)	Amount shown includes compensation expense allocated to Dr. Fleck’s services to us after his retirement as a member our board of directors.

(8)	Dr. Silverman retired from our board of directors effective May 3, 2007. In gratitude and recognition of his service on our board of directors since 1994, we provided Dr. Silverman with a retirement gift. The cost of the gift to AMD was $11,429.

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. In order to align the long-term interests of our directors with those of stockholders, a substantial portion of director compensation is provided in the form of equity. We do not provide pension or retirement plans for non-employee directors. Our employee directors, Hector de J. Ruiz and Derrick R. Meyer, do not receive separate compensation for Board service.

Determining Director Compensation. In 2007, Mercer (US) Inc. (“Mercer”) advised the Compensation Committee on a variety of compensation-related issues, including Board member compensation levels. To assist the Board in its annual review of director compensation, the Compensation Committee engaged Mercer to compile a “peer group” as benchmarks for determining Board compensation. The director peer group consists of companies within the semiconductor, graphics and technology sectors generally considered comparable to AMD. The director peer group consists of the following companies:

Agilent Technologies, Inc.	Lexmark International, Inc.
Applied Materials, Inc.	Micron Technology, Inc.
Avaya Inc.	Nvidia Corporation
Broadcom Corporation	Qualcomm Incorporated
Corning Incorporated	SanDisk Corporation
EMC Corporation	Seagate Technology LLC
Harris Corporation	Texas Instruments Incorporated

The board of directors reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

Cash Retainer and Meeting Fees for Non-Employee Directors. During fiscal year 2007, each of our non-employee directors received an annual retainer of $65,000 for serving as a director and each of the applicable fees and retainers set forth below for serving as a chair of one of the committees of the board of directors.

Annual Retainers for Committee Chairs:
Audit Committee	$20,000
Lead Independent Director	$20,000
Compensation Committee	$10,000
Finance Committee	$10,000

In addition, when the board of directors or a committee has met more than eight times during the year, we pay an attendance fee to our non-employee directors for each additional meeting attended, in the following amounts:

Board meeting attendance	$2,000
Committee meeting attendance	$1,200

Stock Options. Non-employee directors also participate in our 2004 Equity Incentive Plan. Prior to May 3, 2007, under a formula contained in a policy adopted by the Board, we granted initial options to purchase 50,000 shares of common stock to non-employee directors on their first election to the board of directors. These initial options were granted in four installments of 12,500 during the initial year of service, of which 4,166 shares in each installment vested on the first anniversary of the first installment of the grant, with the balance vesting monthly over the next two years. If a director was re-elected to the board of directors, we automatically granted annual supplemental options to purchase 25,000 shares of common stock. These annual options were granted in four installments of 6,250 during the year of re-election, of which 2,083 shares in each installment vested on the first anniversary of the first installment of the grant, with the balance vesting monthly over the next two years.

The exercise price of each option is the fair market value of our common stock on the grant date. The options expire on the earlier of ten years from the grant date or 12 months (for options granted before April 26, 2001) or 24 months (for options granted on or after April 26, 2001) following termination of a director’s service on the board of directors.

Restricted Stock Units. Effective May 3, 2007, the date of our 2007 annual meeting of stockholders, our director equity compensation was revised such that non-employee directors’ initial annual equity awards are made in the form of RSUs rather than stock options. At each annual meeting of our stockholders, provided that the director has served on the Board for at least six months prior to the annual meeting, the non-employee director is granted RSUs having a value equal to $225,000 divided by the trailing average closing trading prices of our common stock for the 180-day period preceding and ending with the date of the RSU grant. The number of RSUs is limited so that in no event will each annual grant be for greater than 125% or less than 75% of the prior year’s number of granted RSUs. New non-employee directors appointed to the Board other than at an annual meeting of our stockholders become entitled to an initial RSU grant equal to the RSU grant made to each non-employee director at the immediately preceding annual meeting of our stockholders. The non-employee directors’ RSUs vest in equal one-third installments over three years from the date of grant. At a director’s election, the issuance of the underlying shares subject to the RSUs may be deferred until the termination of his or her directorship.

Acceleration of Vesting. In the event of a change of control of AMD, all of the non-employee directors’ equity compensation awards will become fully vested. In the event of the termination of a non-employee director’s service to the board of directors as a result of death, disability or retirement, all of the non-employee director’s equity compensation awards will become fully vested, provided that the non-employee director served as a member of the board of directors for at least three years prior to the date of termination and the non-employee director satisfied our equity ownership guidelines during his or her service as a Board member.

Other Benefits. We reimburse the directors for their travel and related expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs. From time to time, we also invite our directors’ spouses to accompany them to our board of directors meetings, and we reimburse travel and incidental expenses related to their attendance.

Stock Ownership Guidelines. Under our stock ownership guidelines in effect during 2007, each non-employee director was required to acquire and hold, within five years of the establishment of the stock ownership guidelines in 2004, or being elected to the board of directors, 50% of the number of shares that constituted their annual grant of stock options following re-election, 12,500 shares. In February 2008, we amended our stock ownership guidelines to increase the stock ownership requirement for non-employee directors to 15,000 shares. The time frame for compliance was extended to five years from the establishment of the new guidelines, which is the first quarter of 2013, or five years from the director’s first appointment to the board of directors.

EXECUTIVE OFFICERS

The following persons were our executive officers as of October 22, 2008:

Hector de J. Ruiz—Dr. Ruiz, 62, is our Chairman of the Board of Directors and Executive Chairman. Dr. Ruiz joined AMD as President and Chief Operating Officer in January 2000, and he was appointed Chairman in April 2004. From April 2002 until July 2008 he served as our Chief Executive Officer. Before joining AMD, Dr. Ruiz served as President of the Semiconductor Products Sector of Motorola, Inc. since 1997. From 1991 to 1995, Dr. Ruiz was Senior Vice President and General Manager of Motorola’s paging and messaging businesses and in 1996 became Executive Vice President and General Manager of those businesses. Dr. Ruiz joined Motorola in 1977 and from 1977 to 1991, he held various executive positions in Motorola’s Semiconductor Products Sector. Before joining Motorola, Dr. Ruiz worked at Texas Instruments, Inc. from 1972 to 1977.

Thomas M. McCoy—Mr. McCoy, 58, is our Executive Vice President, Legal Affairs, and Chief Administrative Officer. From 1998 to December 2003, Mr. McCoy served as our Senior Vice President, General Counsel until his appointment as Chief Administrative Officer. Mr. McCoy also served as our Secretary from 1995 until April 2003. Before his appointment as Senior Vice President, Mr. McCoy held the office of Vice President, General Counsel from 1995 to 1998. Before joining us, Mr. McCoy was with the law firm of O’Melveny and Myers where he practiced law, first as an associate and then as a partner, from 1977 to 1995.

Derrick R. Meyer—Mr. Meyer, 46, is our President and Chief Executive Officer. He is also a member of our Board of Directors since November 2007. Mr. Meyer joined AMD in 1995 and was Vice President of Engineering for the Computation Products Group before being promoted to Group Vice President, Computation Products Group in 2001. In April 2002, Mr. Meyer became an executive officer of AMD and was promoted to Senior Vice President, Computation Products Group. Mr. Meyer became our Executive Vice President, Computation Products Group in 2004 and was named President and Chief Operating Officer of the Microprocessor Solutions Sector in April 2005. He served as our President and Chief Operating Officer from January 2006 until July 2008, when he was promoted to President and Chief Executive Officer. Before joining us, Mr. Meyer was employed by Digital Equipment Corporation beginning in 1986 and by Intel Corporation from 1983 to 1986.

Robert J. Rivet—Mr. Rivet, 54, is our Executive Vice President and Chief Financial Officer. Mr. Rivet joined us in September 2000. Before joining us, he had served as Senior Vice President and Director of Finance of the Semiconductor Products Sector of Motorola, Inc. since 1997. Mr. Rivet served in a number of positions in semiconductor operations at Motorola since 1981, after joining AMD in 1976 as a senior financial analyst and senior accountant.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The Compensation Committee regularly reviews the alignment of AMD’s compensation programs with the strategy and needs of the business, market trends, changes in competitive practices and linkage with the interests of stockholders. Based on those reviews, the Compensation Committee makes specific decisions as well as recommendations to the board of directors with respect to the compensation of AMD’s officers, including base salary, annual incentives, long term incentives, and benefits and perquisites.

The Compensation Committee retained Mercer as its consultant in order to get objective, expert advice. Mercer was selected as the consultant to the Compensation Committee in 2004 after an interview process with several compensation consulting firms. In 2007, the Compensation Committee requested Mercer to advise it on a variety of compensation-related issues, including:

•	Compensation strategy development;

•	Officer pay levels;

•	Board of director pay levels;

•	Long-Term Incentive Plan (LTIP);

•	Peer group review and refinement;

•	Stock ownership guidelines for management and Board members;

•	The Compensation Discussion and Analysis report; and

•	The Compensation Committee agenda and annual calendar.

In the course of conducting its activities, Mercer attended five meetings of the Compensation Committee and presented its findings and recommendations for discussion. During the course of the year, Mercer met with management to obtain and validate data, and review materials.

In order to maintain an objective external perspective, Mercer does not earn a material amount of money from services to AMD outside of its support to the Compensation Committee. In addition to input from Mercer, the Compensation Committee also considers external perspectives, feedback from human resources and input from management. Further, in 2007, Mr. Claflin attended an Executive Education Program at Harvard Business School that was dedicated to compensation committee issues.

The Compensation Committee charter includes an overview of the membership, purpose, goals and responsibilities, structure and operations of the Compensation Committee, and is available at www.amd.com or by contacting AMD’s Corporate Secretary. Information contained on the AMD website is not incorporated by reference in, or considered to be a part of, this document.

Compensation Program

The commentary below is intended to answer the following questions regarding AMD’s compensation programs for the Named Executive Officers set forth in the Summary Compensation Table on page 79 (“Officers”):

•	What are the objectives of our compensation programs?

•	What is the compensation program designed to reward?

•	What is each element of compensation?

•	Why do we choose to pay each element?

•	How do we determine the amount (and where applicable, the formula) for each element?

•	How do each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding other elements?

Pay Objectives, Philosophy and Design Principles

The Compensation Committee’s compensation philosophy is to provide compensation and benefit programs that enable us to attract, retain and motivate high caliber employees, provide significant opportunity to reward superior individual and Company performance and to support career development and succession goals.

To implement this philosophy, the Compensation Committee has established the following principles:

•	Encourage Officer equity ownership to align Officer interests with the interests of stockholders;

•	Link rewards to achievement of business objectives;

•	Provide significant rewards for significant performance and support career development and succession goals;

•	Be competitive with local market practices while maintaining a global framework;

•	Reflect a total rewards perspective, balancing fixed and variable pay; and

•	Provide an appropriate return on investment on the overall program spending.

In designing and implementing the elements of compensation for Officers, the Compensation Committee considers several foundational factors to guide specific compensation decisions.

Factor	Discussion
Competitive compensation is crucial in attracting, retaining and motivating high caliber employees.

The Compensation Committee annually reviews market compensation levels to determine whether the total compensation opportunity for its Officers remains in the targeted pay range and makes adjustments when needed. This assessment includes evaluation of base salary, annual incentives and long-term incentives against a peer group of high-technology companies provided by Mercer, and evaluation of published data on compensation in the high-technology industry as detailed in the Towers Perrin Compensation Databank Executive Compensation survey. Both peer groups are described below. In addition, benefits such as health benefits and the 401(k) retirement program and perquisites are regularly assessed relative to the market. The Compensation Committee also reviews our business performance as compared to our peers to establish performance targets for incentive plans and to assess appropriate payout levels for performance. Because total compensation for Officers is determined based on market compensation levels, differences in compensation among the CEO and other Officers are due to differences of compensation among similarly situated executive officers in the market.

The basis for selection of companies in the proxy peer groups included such factors as revenue, industry and competitive landscape.

•     Revenue—Peer companies should be similarly sized to AMD for appropriate compensation benchmarking.

•     Industry—Peer companies should be within similar industry sectors.

•     Competitive Landscape—Peer companies should be competing with AMD for executive talent.

Factor	Discussion
The proxy peer group included:

	Applied Materials Inc. Agilent Technologies Inc. Avaya Inc. Broadcom Corp. Corning Inc. EMC Corp. Harris Corp. Intel Corp.	Lexmark International Inc. Micron Technology Inc. Nvidia Corp. Qualcomm Incorporated Sandisk Corp. Seagate Technology Texas Instruments Inc.

The Towers Perrin Compensation Databank Executive Compensation survey peer group included:

Agilent Technologies Inc.

Apple Inc.

Applied Materials Inc.

Avaya Inc.

CA, Inc.

Ceridian Corporation

Electronic Data Systems   Corporation

EMC Corp.

Emdeon Business Services

GTECH Corporation

Harris Corp.

IKON Office Solutions, Inc.

Intel Corp.

Lenovo

Lexmark International Inc.

Lucent Technologies

Microsoft Corporation

National Semiconductor Corporation

NCR Corporation

Pitney Bowes Inc.

Qualcomm Incorporated

Sabre Travel Network

Seagate Technology

Sun Microsystems, Inc.

Texas Instruments Inc.

Unisys Corporation

Xerox Corporation

Mercer weighted the proxy peer group data and the Towers Perrin Compensation Databank Executive Compensation survey data peer group equally to derive the individual market data for each Officer.

Specific market positioning and other competitive reference points are discussed under each element of compensation below. References to “market” refer to the review of the proxy peer group and Towers Perrin Compensation Databank Executive Compensation survey peer group, as discussed above.

Pay-for-Performance is fundamental.

The Compensation Committee places an emphasis on “at-risk” pay, which is delivered through our annual cash bonus plan and long-term incentive equity grants. Such performance-based grants vary from year to year based on Company and individual performance.

The annual cash bonus plan links a portion of the Officers’ cash compensation to the financial performance of AMD. More details of the plan are described below under Elements of Compensation—Annual Incentive Plan.

It is our belief that equity compensation, combined with stock ownership guidelines, align the perspectives of Officers with stockholder interests. To that end, the majority of incentive compensation and total compensation in general is delivered in equity. More details of equity compensation are described below under Elements of Compensation—Long-Term Incentive Compensation.

Factor	Discussion
Section 162(m) of the Internal Revenue Code (the “Code”) is a factor.	Section 162(m) of the Code limits the deductibility of non-performance based compensation paid to our CEO and any of our three other most highly compensated executive officers, other than our chief financial officer, to $1 million. In establishing total compensation for such officers, the Compensation Committee considers the effect of Section 162(m). Corporate objectives may not always be consistent with the requirements for full deductibility. Therefore, deductibility is not be the sole factor used in setting the appropriate levels or modes of basic compensation, and certain compensation paid by AMD in the future may not be fully deductible under Section 162(m).

Elements of Compensation: AMD’s executive compensation program is comprised of several components. The combination and allocation of the components and the amount of each component is influenced by the role of the Officer in AMD, including scope of the job and the impact the role has on the organization, market practices, the total value of all the compensation, benefits and perquisites available to the person, past earnings and the employment contracts with our President and CEO and our Executive Chairman. The Compensation Committee reviews and considers each component for each Officer before making compensation decisions. In accordance with the Compensation Committee’s compensation philosophy, a majority of the total compensation paid to Officers is comprised of incentive compensation that is “at-risk,” or performance-based. In supporting this philosophy, there will be little or no payout unless performance goals are achieved or the stock price appreciates. The charts below depict the average pay mix for our Officers for the 2007 fiscal year based on grant value at the time of the Compensation Committee’s approval.

Performance vs. Non-Performance Based Compensation Pay Mix	Equity vs. Non-Equity Based Compensation Pay Mix

Performance based compensation includes the Annual Incentive Plan, Long-Term Incentive Plan equity awards and stock options. Non-performance based compensation includes base salary, restricted stock units and time-based vesting stock option awards.

Presented below is summary information about each pay element of compensation:

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Base Salary	Salaries are provided to Officers as compensation for day-to-day responsibilities and services to AMD and to meet the objective of attracting and retaining the talent needed to run the business.	Base salaries are targeted at the 67th percentile of market levels to attract and retain key talent, given the highly competitive nature of AMD’s labor market.

Salaries provide a consistent cash flow to employees assuming acceptable levels of performance and ongoing employment.

The decision to increase Officer salaries is based on an analysis of competitive salary levels within AMD’s pay peer groups, overall company budgets, individual performance, experience and potential. The Compensation Committee annually reviews Officer performance and market compensation levels in order to determine an appropriate level of base salary for the year. In addition, the Compensation Committee considers the input of the CEO in determining appropriate base salary increases for non-CEO Officers.

At the time of the annual base salary review in 2007, no Officers received increases due to AMD’s business results.

In November 2007, Mr. Meyer received a base salary increase of approximately 22% as a result of the Compensation Committee’s evaluation of Mr. Meyer’s increased duties and responsibilities in his position as well as internal pay equity and base salaries of similarly situated executives in the market. In July 2008, In July 2008, Mr. Meyer entered into an employment agreement (the “Meyer Employment Agreement”) pursuant to which Mr. Meyer succeeded Dr. Ruiz as AMD’s Chief Executive Officer. Mr. Meyer is currently AMD’s President and Chief Executive Officer. Mr. Meyer received a base salary increase of approximately 9% as a result of his promotion.

In 2007, car allowances paid to the Officers’ ceased, and their salaries were increased by the amount of their former car allowance.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Annual Incentive Plan (AIP)

The use of this measure is intended to focus participants on generating profitability, both through maximizing revenues and controlling costs.

The Annual Incentive Plan (AIP) is a cash-based incentive plan designed to encourage Officers and other participants to focus on short-term (annual) targets. The AIP is intended to provide a balance between fixed pay (e.g., base salary and benefits) and long-term pay (e.g., equity-based plans).

Individual incentive targets are based on the 50th percentile of the market. The annual payout is determined by the achievement of objectives over two six-month performance periods, subject to the application of negative discretion by the Compensation Committee. Officers can earn between 0% and 300% of their target opportunity based on the achievement of progressively more aggressive performance objectives. Pursuant to the Meyer Employment Agreement, Mr. Meyer is eligible for an annual performance bonus in a target amount of 200% of his base salary and a maximum amount of 400% of his base salary, to be payable upon his achievement of certain performance goals and objectives to be determined by the board of directors.

In the first six-month performance period of 2007, Officer payouts from the AIP were based on the achievement of pre-determined operating income goals. The threshold operating income level was set at the beginning of the performance period and was $100 million. Our first half 2007 financial results were below the threshold goal.

Management and the Compensation Committee have also determined that Officers were not eligible for a payout for the second half 2007.

Due to AMD’s financial performance, no AIP payouts were made to Officers for 2007.

For fiscal year 2008, the annual payout is determined by the achievement of pre-determined operating income goals over two six-month performance periods. The bonus funding weighted 30% in the first half of fiscal year 2008 and 70% in the second half, when AMD’s financial results are expected to support a more significant bonus opportunity.

Due to the cancellation of the AMD 2005 Long-Term Incentive Plan, as to existing and future cycles (as discussed further below), the second half of fiscal year 2008 bonus targets were increased such that there is no overall decrease in the variable pay opportunity.

Long-Term Incentive Compensation: Prior to March 2008, we utilized three types of long-term incentive programs for Officers, each having specific objectives as described below. Each of the three vehicles comprise approximately one-third of the long-term incentive value at time of grant for Officers. The target for Officer long-term incentive grants (in aggregate) is the 67th percentile of the market. In March 2008, the AMD 2005 Long-Term Incentive Plan was cancelled as to existing and future cycles.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Performance-Based Restricted Stock Units (Performance-Based RSUs)

Prior to March 2008, under the AMD 2005 Long-Term Incentive Plan (LTIP), we granted Performance-Based RSUs to Officers to focus them on long-term, competitive operating results and the creation of stockholder value.

In March 2008, the LTIP was cancelled as to existing and future cycles. The Compensation Committee determined that the high volatility of AMD’s industry combined with the three-year cycle design of the LTIP resulted in a disconnect between pay and performance. The Compensation Committee determined that the AIP for incentive compensation payments better managed the connection between pay and performance. Due to this, the LTIP’s annual target opportunity was transferred into the AIP bonus target (as discussed above). There is no overall increase in variable pay opportunity.

Under the LTIP, the grant size of Performance-Based RSUs is based on consistent historical value of the LTIP at time of grant (value divided by average price over the preceding 180 days). Using the average price over the preceding 180 days provides the best estimate of AMD’s stock price at the start of the performance period and limits the exposure to day-to-day stock price volatility. The LTIP consists of overlapping three-year performance periods. A three-year performance period begins each year and ends three years later. Subsequently, a three-year performance period ends at the close of each year.

Performance-based RSUs are approved by the Compensation Committee and granted within the first 90 days of the three-year performance period, the intent of which is to ensure compliance with Section 162(m) of the Code regarding performance-based pay. Vesting of the performance-based RSUs is contingent upon achieving specific financial goals for the three-year performance period. Actual vesting of performance-based RSUs can range from 0% to 200% of the target. Goals for the 2005-2007 performance period consisted of three-year compound annual sales growth relative to the “LTIP performance peer group” (listed below) and three-year average operating income margin. The target sales growth was 4% above the aggregate of the peer companies over the three year period. The target operating income margin goal was 7%, averaged over three years. These goals apply to current cycles and the cycle that ended in 2007 (2005-2007). See LTIP Goals—Three-year performance period ending December 29, 2007 below for the financial goals associated with the 2005-2007 performance period.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

The “LTIP performance peer group” consists of the S&P 500 Semiconductor Index, which provides an external stockholder view of expected levels of performance in the semiconductor industry. This group includes:

Cypress Semiconductor Corp.

Freescale Semiconductor

Intel Corp.

LSI Logic Corp.

National Semiconductor

ST Microelectronics

Texas Instruments Inc.

For the 2005-2007 performance period, the difference between our three-year revenue annual compounded growth rate and our peer group’s three-year revenue annual compounded growth rate, or the sales growth spread, was 8.1% and our operating income margin was 3.7%. Based on these performance levels and the LTIP goals for the three-year performance period ending December 29, 2007, as shown below, the LTIP generated 1.585x target awards.

LTIP Goals—Three-year performance period ending December 29, 2007

Operating Income Margin		Sales Growth Spread
		< Threshold	Threshold	Target	Maximum
		< 0%	0%	4%	8%
< Threshold	<0%	0.00x	0.00x	0.00x	0.00x
Threshold	3%	0.00x	0.25x	0.75x	1.50x
Target	7%	0.00x	0.33x	1.00x	2.00x
Maximum	11%	0.00x	0.41x	1.25x	2.00x

For the 2005-2007 LTIP performance period, we achieved a compounded annual sales growth of 11.5%, which resulted in an 8.1% sales growth spread when compared with a compounded annual growth rate of 3.4% for our peer group over the same time period. For comparability purposes, throughout the performance period we excluded from the sales growth calculation the revenue of our former Memory Products segment that consisted of the results of operations of our former majority-owned subsidiary, Spansion Inc. Moreover, as a result of the ATI acquisition, we only included the incremental ATI sales activity from 2006 to 2007.

In 2005, 2006, and 2007 our operating income margin was 13.9%, 10.4% and -13.3%, respectively, which resulted in a three-year average for the 2005 – 2007 LTIP performance period of 3.7%. For comparability purposes throughout the performance period, these operating results exclude the results of our former Memory Products segment, ATI acquisition related charges and stock compensation expense.

The number of performance-based RSUs that represents 1.585x target is as follows:

Dr. Ruiz	116,498
Mr. Meyer	33,285
Mr. Rivet	33,285
Mr. McCoy	22,190

Because Mr. Rivas was promoted to an executive officer in December 2006, he did not receive an LTIP equity grant for the 2005-2007 cycle. Instead, Mr. Rivas received a cash payment of $178,875 under the LTIP for this performance cycle. Mr. Rivas resigned from the position of Executive Vice President, Computation Products Group, effective May 9, 2008. Because the closing stock price of our common stock on February 6, 2008, the date of the Compensation Committee meeting to certify the LTIP awards for the 2005-2007 performance period, was $6.74, while the closing price of our common stock on December 27, 2004, the beginning of the 2005-2007 performance period, was $21.90, the resulting dollar value of the awards was approximately 49% of the target grant dollar value at the beginning of the LTIP performance period. Given the decline in the price of our common stock since the commencement of the performance period, the 2005-2007 LTIP performance period payout was actually below the target dollar value set at the beginning of the 2005-2007 performance cycle.

As discussed above, in March 2008, the LTIP was cancelled as to existing and future cycles. No further payments or grants will be made under the LTIP for existing and future cycles.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Stock Options	The objective and role of granting stock options are to create long-term incentive and to align Officer interests with stockholders interests because there is no financial gain to an Officer unless our stock price appreciates.

Stock options are granted at 100% of the fair market value of AMD’s common stock on the date of grant. Stock options vest over three years, one-third each year, and expire after seven years.

Pursuant to the Meyer Employment Agreement, AMD granted Mr. Meyer a stock option to purchase 280,000 shares of AMD’s common stock effective as of August 15, 2008 (the “Grant Date”). One-third of the shares subject to the stock option shall vest on the first anniversary of the Grant Date, and the remaining shares subject to the stock option shall vest in equal monthly installments so that all shares subject to the stock option shall be vested on the third anniversary of the Grant Date. In addition, pursuant to the Meyer Employment Agreement, AMD granted Mr. Meyer stock options to purchase an aggregate of 316,000 shares of AMD’s common stock in four equal installments, with the first installment to be granted on the Grant Date and each remaining installment to be granted on successive quarterly anniversaries of the Grant Date. One-third of the shares subject to such stock option shall vest on the first anniversary of the Grant Date, and one-twelfth of the shares subject to the stock option shall thereafter vest on each quarterly anniversary of the Grant Date.

Restricted Stock Units (RSUs)	The objective and role of RSUs are to recognize the highly cyclical nature of our business, recognize individual performance, encourage employee retention, manage dilution and provide a long-term incentive that is strongly aligned with stockholders interests, while aligning the potential value of the award to the overall AMD market value.

RSUs vest over three years, one-third each year.

Pursuant to the Meyer Employment Agreement, AMD granted Mr. Meyer 158,000 RSUs on the Grant Date, which RSUs will vest in three substantially equal annual installments from the Grant Date based on Mr. Meyer’s continued service to AMD through each such vesting date.

Size of Stock Option and Restricted Stock Unit Awards	Prior to March 2008, performance-based RSUs are approved and granted in the first 90 days of the performance period. RSUs are approved by the Compensation Committee and granted in May while stock options are approved by the Compensation Committee in May and granted in four separate installments throughout the year with the first installment in May, allowing them to be priced throughout the year. Prior to approving the grants, the Compensation Committee conducts a thorough assessment of competitive market data (proxy peer group data and market survey data), as well as Company and executive performance. The assessment of competitive market data and Company and executive performance results in a targeted long term incentive market position. Prior to March 2008, the size of the stock option and RSU award is derived from the difference between the targeted long term incentive market position and the value of the performance-based RSUs granted earlier in the year. One-half of the difference is awarded in the form of stock options. The value of the stock options is determined using the Black-Scholes valuation methodology. One-half of the difference is awarded in RSUs, using a 2.5 to 1 stock option to RSU value ratio. The stock option to RSU value ratio was based on external competitive practices.

Stock Ownership Guidelines. The purpose of the stock ownership guidelines is to strengthen the alignment of Officer interests with stockholder interests and to increase visibility of Officer stock ownership. Through 2007, each Officer was required to acquire and hold, within five years of the establishment of the stock ownership requirements in 2004, or of becoming an Officer, 50% of the number of shares that constituted their target annual grant of stock options or other equity awards. The ownership guideline could only be satisfied by direct ownership of common shares. We have a stock trading policy that prohibits Officers from short sales and buying or selling puts or calls. Although hedging transactions are not expressly prohibited, any hedging must be accomplished in compliance with the stock trading policy. As of December 29, 2007, Hector de J. Ruiz and Thomas M. McCoy, were in compliance with the ownership guidelines and the other Officers were on target to meet their ownership guideline within the appropriate timeframe. In February 2008, we amended our stock ownership guidelines to include all officers subject to the filing requirements of Section 16(a) of the Securities Exchange Act of 1934 and to increase the stock ownership requirement for these officers by 25%. Specifically, Section 16 officers with the title of Senior Vice President are required to acquire and hold 35,000 shares; Section 16 officers with the title of Executive Vice President are required to acquire and hold 78,125 shares; our President and CEO is required to acquire and hold 312,500 shares. We also extended the timeframe for compliance to five years from the establishment of the new guidelines, which is the first quarter of 2013, or five years from becoming a Section 16 officer.

Total Compensation. In aggregate, the key elements above provide for an emphasis on performance and at-risk pay, with a significant upside based on exceptional Company and individual performance. Based on Company and individual performance, the aggregate target is between the 50th and 75th percentile of the market. Compensation decisions are normally made at the first and second Compensation Committee meetings of the fiscal year. Annual Incentive Plan and Long Term Incentive Plan awards are approved at the Compensation Committee meeting shortly after the commencement of the applicable performance period, the intent of which is to ensure compliance with Section 162(m) of the Code regarding performance-based pay. Stock option, RSU, and base salary decisions are approved at the second Compensation Committee meeting of the fiscal year, following the annual review of individual performance and competitive market data, to ensure consistency with the rest of AMD. The target aggregate value of total compensation at the time of Compensation Committee approval was within the targeted range, as described above.

Other Benefits. We offer additional benefits designed to be competitive with overall market practices, and to attract and retain the talent needed in AMD. All United States salaried employees, including Officers, are eligible to participate in our U.S. benefit programs, which include a Section 401(k) plan (with Company matching contributions), Employee Stock Purchase Plan, health care coverage, life insurance, disability, paid time-off and paid holidays, which are targeted at the 50th percentile of the market. In addition, Officers are eligible to receive certain other benefits described below.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Deferred Compensation	The deferred compensation plan is intended to assist Officers in their retirement planning. Additionally, because the plan also provides company ‘restoration’ contributions, the deferred compensation plan is intended to restore company contributions lost due to IRS limits on the tax-qualified Section 401(k) plan.

In addition to participation in our Section 401(k) plan, Officers are eligible to participate in a nonqualified deferred compensation program, the “Deferred Income Account Plan.” The plan allows deferral of up to 50% of salary and up to 100% of commissions and bonuses into selected funds. Earnings on deferrals are based on the performance of the funds selected by participants. Officer contributions and year-end account balances for 2007 can be found in the 2007 Nonqualified Deferred Compensation table.

In the event that the Officer participates in our Deferred Income Account Plan, we make a matching contribution equal to the amount that would have been made absent the IRS limit on the covered compensation amount.

Nonqualified Defined Benefit Arrangements	The nonqualified defined benefit arrangements for Dr. Ruiz and Mr. Rivet are intended to replace former employer benefits that were forfeited upon joining AMD.

Pursuant to his employment agreement, Dr. Ruiz will receive:

(1)    the average of the three highest annual base salaries for the last 10 years of the period beginning April 26, 2002 and ending on the date of retirement (for purposes of this formula, however, annual base salary cannot exceed $1,000,000 annually compounded by 3% from January 1, 2002);

(2)    that average is then multiplied by the product of 4% and Dr. Ruiz’ number of full years of service with AMD (not to exceed 10 years of service).

(3)    the resulting product is then reduced by any other defined benefit plan benefits he will receive, but not for social security payments. Currently, we do not maintain any defined benefit retirement plan.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

Given these benefits, Dr. Ruiz’ projected level of total retirement benefits is competitive with levels among AMD’s pay peer group. Details of Dr. Ruiz’ benefits and the amounts accrued are found in the 2007 Pension Benefits table. Dr. Ruiz’ employment agreement was amended and restated on December 12, 2007, primarily to ensure that certain payments to be made under the employment agreement will be exempt from or comply with the requirements of Section 409A of the Code. As amended and restated, the employment agreement gave Dr. Ruiz the opportunity to elect to have his annual retirement benefit paid in a single lump sum payment, as long as Dr. Ruiz made the election on or before December 31, 2007. Dr. Ruiz elected the single lump sum payment.

Mr. Rivet will receive a lump sum retirement benefit. The lump sum payment will be determined by discounting to present value on the date of determination a stream of lifetime payments equal to no more than 70% of his base salary then in effect, and then deducting from that present value the value of certain other retirement payments from AMD and his former employer. Mr. Rivet’s projected level of total retirement benefits is competitive with levels among peer group companies. Additional details of Mr. Rivet’s benefits and the amounts accrued are found in the 2007 Pension Benefits table.

Pursuant to an individual agreement, Mr. Rivet receives full vesting of his accrued retirement benefit upon the earlier of: (1) age 55; (2) termination of employment following a change in control; (3) termination other than for cause, after age 54; and (4) an event of disability.

These benefits are intended to serve as a replacement for Dr. Ruiz’ and Mr. Rivet’s arrangements with their former employer.

Post-Employment Compensation. Post-employment compensation elements that are not offered to salaried employees in general are summarized below.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Severance Arrangements	Severance arrangements were entered into by AMD to help assure the retention of the CEO and other Officers’ experience, skills, knowledge and background for the benefit of AMD. These arrangements also reinforce and encourage continued attention and dedication to duties without the distraction arising from the possibility of a change in control of AMD and provide our business with a smooth transition in the event of a change in control of AMD. In addition, these arrangements provide the Officers with a severance amount to help financially ease their transition from AMD.

Pursuant to Dr. Ruiz’ employment agreement, which was entered into pursuant to individual negotiations with the Compensation Committee at the time of Dr. Ruiz’ initial employment with AMD, we have a severance arrangement with Dr. Ruiz. Under the agreement, Dr. Ruiz receives certain severance benefits upon termination unless the termination is for cause or is a voluntary termination without good reason. For a detailed description of Dr. Ruiz’ severance benefits please see the “Executive Compensation - Employment Agreements” section below. On July 17, 2008, Dr. Ruiz’ employment agreement was amended to provide that Dr. Ruiz’ position with AMD changed from Chief Executive Officer to Executive Chairman of AMD and to provide that Dr. Ruiz may be eligible for retirement or severance benefits, as applicable, in the event he terminates employment with AMD but continues in service with an entity that is less than 80% owned by AMD.

On July 17, 2008, we entered into an employment agreement with Derrick R. Meyer pursuant to which Mr. Meyer succeeded Dr. Ruiz as AMD’s Chief Executive Officer. Mr. Meyer is currently our President and Chief Executive Officer. Pursuant to Mr. Meyer’s employment agreement, in the event of Mr. Meyer’s involuntary termination without cause or constructive termination, Mr. Meyer receives certain severance benefits.

In the event of Mr. Meyer’s involuntary termination without cause or constructive termination, AMD will pay Mr. Meyer a single lump sum amount calculated by multiplying the Severance Multiplier (as hereinafter defined) times the sum of Mr. Meyer’s base salary and the target amount of his annual bonus. The “Severance Multiplier” will be (i) three, in the event of said termination of employment on or prior to the fourth anniversary of the effective date of Mr. Meyer’s employment agreement, and (ii) two, in the event of said termination of

Pay Element	Key Objective and Role of Pay Element	Basis of Design

employment after the fourth anniversary of such effective date. AMD will provide Mr. Meyer health and welfare benefits for a period of 18 months following the date of termination, including, at AMD’s election, COBRA premiums for 18 months, and AMD will pay Mr. Meyer an amount calculated to pay income taxes due, if any, as a result of AMD’s payment on his behalf for such welfare benefits. In addition, in the event of said termination of employment prior to or more than 24 months after a change of control (as defined in the employment agreement) of AMD, all non-performance vesting awards will accelerate and become fully vested and the exercise period for such equity awards will be extended to the earlier of the fifth anniversary of the date of termination or the expiration of such awards. In the event of said termination of employment within 24 months of a change of control, all equity awards then held by Mr. Meyer will accelerate and become fully vested. The exercise period for all such equity awards will also be extended to the earlier of the fifth anniversary of the date of Mr. Meyer’s termination or the expiration of such awards.

Mr. Meyer’s employment agreement was entered into pursuant to individual negotiations with the Compensation Committee.

We entered into an offer letter agreement with Mr. Orton that became effective upon the closing of the acquisition of ATI (Effective Date), pursuant to individual negotiations with the Compensation Committee. The offer letter agreement provides for certain severance benefits upon termination without cause or by mutual agreement within two years following the Effective Date. For a detailed description of Mr. Orton’s severance benefits please see the “Executive Compensation—Employment Agreements” section below. Mr. Orton resigned from the position of Executive Vice President, Visual and Media Business, effective July 31, 2007.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

Officers will receive certain incremental amounts in the event of termination of employment in connection with a change in control of AMD, as described in the “Executive Compensation—Change in Control Arrangements” section below.

Under AMD’s 2005 Long-Term Incentive Plan, a pro-rated performance-adjusted payment is paid to Officers upon termination at the discretion of the Compensation Committee.

AMD is under no contractual obligations with respect to severance with any of the other Officers other than those described above.

Management Continuity Agreements

We entered into management continuity agreements with each of our Officers, except Dr. Ruiz and Mr. Orton, designed to encourage their continued services in the event of a change in control. In July 2008, AMD entered into an employment agreement with Mr. Meyer. Mr. Meyer’s employment agreement supersedes his management continuity agreement.

The management continuity agreements were implemented to allow for a smooth transition in the event of a change in control of AMD and to provide the Officers with a severance amount to help financially ease their transition AMD. The management continuity agreements were implemented also to provide incentives to the Officers to execute the wishes of the Board, even in the event that the board of directors takes an action that may result in the elimination of the Officer’s position with AMD. We believe this structure strikes a balance between incentives and executive hiring and retention without providing the benefits to Officers who continue to enjoy employment with an acquiring company in the event of a change in control.

For purposes of Dr. Ruiz’ and Mr. Meyer’s employment agreements and the management continuity agreements, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended. A change in control is described in the section entitled “Executive Compensation—Change in Control Arrangements” below.

The management continuity agreements provide for termination benefits following a change in control if within two years after the change in control an Officer’s employment is terminated or the Officer is constructively discharged. In those circumstances, the Officer would receive:

•     A severance benefit equal to three times the sum of his rate of annual base compensation plus the average of his two highest bonuses in the last five years;

•     Payment of the pro-rated amount of his accrued bonus;

•     Twelve months’ continuation of other incidental benefits; and

•     Full and immediate vesting of all unvested stock options, stock appreciation rights and restricted stock units and awards.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

In addition, for Mr. Rivet, if a change in control occurs, he will receive a lump sum payment of his retirement benefit. Mr. Rivet’s individual agreement was determined pursuant to individual negotiations with the Compensation Committee at the time of his initial employment with AMD.

The terms and conditions of the management continuity agreements were reviewed by Mercer in 2006, and Mercer and the Compensation Committee determined that the agreement design, conditions, and payout amounts were appropriate and competitive within the market.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following two reports will not be incorporated by reference into any such filings, nor will they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in AMD’s proxy statement for its Special Meeting.

COMPENSATION COMMITTEE
Bruce L. Claflin, Chair
Robert B. Palmer
Morton L. Topfer
Frank M. Clegg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee has at any time served as an officer or been otherwise employed by us. None of our executive officers currently serves or in the prior three years has served as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

EXECUTIVE COMPENSATION

The following table shows compensation information for our Chief Executive Officer, our Chief Financial Officer, and our three other most highly paid executive officers as of the end of our last fiscal year. The table also includes compensation information for our former Executive Vice President, Visual Media Business because he was an executive officer during 2007 and disclosure would have been provided for him if he were serving as an executive officer at the end of fiscal 2007.

2007 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year		Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)		Total ($)
(a)	(b)		(c)	(e)	(f)	(g)	(h)	(i)		(j)
Hector de J. Ruiz	2007		$1,124,000	$4,577,330	$1,328,385	$0	$981,353	$74,922	(4)	$8,085,990
Chairman and Chief Executive Officer	2006		$1,046,358	$4,190,677	$1,548,292	$2,598,750	$539,000	$326,608	(5)	$10,249,685

Robert J. Rivet	2007		$599,000	$1,355,253	$443,794	$0	$1,854,758	$21,758		$4,274,563
Executive Vice President and Chief Financial Officer	2006		$564,252	$1,116,476	$455,451	$503,125	$2,076,921	$80,809		$4,797,034

Derrick R. Meyer	2007		$695,000	$2,048,646	$534,824	$0	$0	$21,304	(6)	$3,299,774
President and Chief Operating Officer	2006		$631,071	$1,675,488	$472,506	$662,188	$0	$31,775		$3,473,028

Thomas M. McCoy	2007		$544,000	$991,887	$363,503	$0	$0	$45,244		$1,944,634
Executive Vice President, Legal Affairs and Chief Administrative Officer	2006		$541,404	$854,656	$434,465	$455,000	$0	$73,968		$2,359, 493

Mario A. Rivas	2007		$500,000	$356,959	$300,903	$178,875	$0	$12,249		$1,348,986
Executive Vice President, Computation Products Group	2006	(7)	$—	$—	$—	$—	$—	$—		$—

David E. Orton	2007		$603,129	$561,147	$374,714	$0	$0	$11,166		$1,550,156
Former Executive Vice President, Visual and Media Business	2006	(8)	$—	$—	$—	$—	$—	$—		$—

(1)	Amounts shown do not reflect compensation actually received by the Named Executive Officer or the actual value that may be recognized by the Named Executive Officer with respect to these awards in the future. The actual value realized from these awards, if any, will only be recognized by a Named Executive Officer upon the earlier of vesting of the award or the occurrence of events described under “Employment Agreements” or “Change in Control Arrangements,” below. Instead the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes for the fiscal year ended December 29, 2007 in accordance with the provisions of SFAS 123R, but excluding any estimate of future forfeitures and reflecting the effect of any actual forfeitures. These compensation costs reflect equity awards granted in and prior to fiscal year 2007 as applicable, and the related expense over each award’s service period. See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 29, 2007 regarding the assumptions underlying the valuation of equity awards.
(2)	None of the amounts in this column is above-market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(3)	All Other Compensation includes the following amounts:

Name	Year	Car Allowance	Financial Planning (e.g., tax preparation, estate planning)	Travel by Family Member at Company Request		Matching Contributions to 401(k)	Matching Contributions under Deferred Income Account Plan	2007 Tax Gross Ups (for imputed income related to travel)		Life Insurance Premiums	Patent Awards	Security Expenses
Hector de J. Ruiz	2007	$462	$29,035	$489	(9)	$6,750	$0	$2,303	(9)	$3,811	$0	$492
	2006	$24,000	$29,283	$16,455		$6,600	$0	$20,067		$3,479	$0	$1,337

Robert J. Rivet	2007	$462	$0	$801		$6,750	$11,220	$482		$1,642	$0	$401
	2006	$24,000	$0	$23,147		$6,600	$10,701	$14,482		$1,451	$0	$428

Derrick R. Meyer	2007	$462	$0	$0		$6,750	$0	$3,978		$2,104	$1,075	$0
	2006	$24,000	$0	$0		$6,600	$0	$0		$487	$688	$0

Mario A. Rivas	2007	$277	$0	$0		$6,750	$0	$0		$2,622	$2,600	$0
	2006	n/a	n/a	n/a		n/a	n/a	n/a		n/a	n/a	n/a

Thomas M. McCoy	2007	$462	$12,000	$7,014	(10)	$6,750	$9,570	$6,924	(10)	$2,524	$0	$0
	2006	$24,000	$6,000	$14,728		$6,600	$9,224	$11,501		$1,915	$0	$0

David E. Orton	2007	$0	$0	$0		$6,750	$0	$0		$4,416	$0	$0
	2006	n/a	n/a	n/a		n/a	n/a	n/a		n/a	n/a	n/a

(4)	Includes $31,430 for premiums paid by us for an individual insurance policy and $150 related to an event.
(5)	Includes $196,577 for relocation expenses and $28,811 for premiums paid by us for an individual insurance policy.
(6)	Includes $6,935, which represents the value of a sales achiever’s trip attended by Mr. Meyer at AMD’s request.
(7)	Because Mr. Rivas was not a Named Executive Officer during 2006, we only included compensation information for Mr. Rivas for 2007. Mr. Rivas resigned from the position of Executive Vice President, Computing Solutions Group, effective May 9, 2008.
(8)	Because Mr. Orton was not a Named Executive Officer during 2006, we only included compensation information for Mr. Orton for 2007. Mr. Orton resigned from the position of our Executive Vice President, Visual and Media Business, effective July 31, 2007.
(9)	During 2007, a family member accompanied Dr. Ruiz on certain business trips. Flights related to these trips were on an airplane leased by Dr. Ruiz and paid for by AMD. There was no incremental cost to AMD for these trips. Therefore, no amounts related to these trips have been included in “All Other Compensation” for Dr. Ruiz. However, for tax purposes, the imputed income to Dr. Ruiz for the flights by his family members was $3,829. Dr. Ruiz received a tax gross up for this amount of $2,303, which is included in “All Other Compensation.” In addition, the cost of meals, local transportation and services for one of the business trips paid by AMD for the family member was $489. This amount is included in “All Other Compensation” for Dr. Ruiz.
(10)	During 2007, Mr. McCoy’s spouse accompanied him on a business trip where her participation was desired by AMD. This trip consisted of a flight on a commercial airline where the $7,014 fare was paid by AMD and two flights, at no incremental cost to AMD, on an airplane leased by Dr. Ruiz and paid for by AMD. The cost to AMD of the commercial airline fare of $7,014 is included in “All Other Compensation.” The imputed income to Mr. McCoy for the commercial airline fare was $7,014 and the imputed income to Mr. McCoy for the two flights in the leased airplane was $1,852. Mr. McCoy received a tax gross up of $6,924 for the aggregate imputed income amount of $8,866. The tax gross up payment amount is included in “All Other Compensation.”

2007 NONQUALIFIED DEFERRED COMPENSATION

The following table shows certain information for the Officers under the Deferred Income Account Plan for the 2007 fiscal year.

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)
Hector de J. Ruiz	$0	$0	$0	$0	$0
Robert J. Rivet	$236,223	$11,220	$92,707	$0	$2,525,754
Derrick R. Meyer	$0	$0	$21,595	$0	$270,036
Thomas M. McCoy	$266,500	$9,570	$42,463	$0	$2,125,559
Mario A. Rivas	$0	$0	$0	$0	$0
David E. Orton	$0	$0	$0	$0	$0

(1)	Of the amounts shown, $60,129 for Mr. Rivet and $39,000 for Mr. McCoy are included in the “Salary” column of the 2007 Summary Compensation Table; the remaining amounts shown represent non-equity incentive compensation earned in fiscal year 2006 that would have been paid to the Officer during fiscal year 2007 if it had not been deferred under the Deferred Income Account Plan.
(2)	These amounts are included in the 2007 Summary Compensation Table in the “All Other Compensation” column.
(3)	None of the earnings in this column is included in the 2007 Summary Compensation Table because they were not preferential or above market.
(4)	Of the amounts shown, $86,504 for Mr. Rivet, and $39,000 for Mr. McCoy were reported in the “Salary” column of the 2006 Summary Compensation Table.

We maintain a non-qualified deferred compensation plan, the Deferred Income Account Plan (DIA), formerly named the Executive Investment Account Plan, which allows eligible employees, including Officers, to voluntarily defer receipt of a portion of their salary and annual bonus until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Participants make a deferral election prior to the year in which the compensation is earned that may not be terminated or changed during the year for which it was made. We make a contribution to the participant’s account if his/her annual base salary before the deferral is greater than the compensation limit for 401(k) plans. The contribution is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year and (ii) 3% of the participant’s salary in excess of the eligible 401(k) compensation limit for the year. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective from the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. Currently, we are utilizing the investment funds, except the Lifestyle Funds, available under variable life insurance policies insured by John Hancock Life as the benchmark investment funds. For the 2007 fiscal year, the investment return credited to the accounts of Messrs. Rivet, Meyer and McCoy were 2.35%, 8.69% and 4.24%, based on their investment elections for their accounts.

The deferral accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his/her deferral election, he/she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his/her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms under the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Officers as of December 29, 2007.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)		(c)		(e)	(f)	(g)		(h)	(i)		(j)
Hector de J. Ruiz							16,667	(2)	$122,002
							16,666	(3)	$121,995
							12,500	(4)	$91,500
							12,500	(5)	$91,500
							12,500	(5)	$91,500
							12,500	(5)	$91,500
							100,000	(6)	$732,000
										147,000	(7)	$1,076,040
										200,000	(9)	$1,464,000
										210,000	(8)	$1,537,200
	500,000		0		$17.07	1/24/2010
	125,000		0		$26.90	4/25/2011
	125,000		0		$21.08	7/19/2011
	62,500		0		$14.15	11/26/2011
	300,000		0		$16.05	1/31/2012
	200,000		0		$16.05	1/31/2012
	600,000		0		$16.05	1/31/2012
	125,000		0		$15.20	10/31/2013
	75,199		0		$14.64	2/2/2014
	29,164		0		$14.22	4/30/2011
	14,582		0		$11.33	7/28/2011
	19,443		0		$11.33	7/28/2011
	125,000		0		$15.50	10/25/2011
	125,000		0		$16.66	2/3/2012
	111,111		13,889	(11)	$14.16	4/28/2012
	111,111		13,889	(11)	$20.10	7/27/2012
	26,389		23,611	(12)	$33.95	5/4/2013
	26,389		23,611	(12)	$17.81	7/25/2013
	26,388		23,612	(12)	$20.32	10/24/2013
	26,388		23,612	(12)	$14.83	2/15/2014
	0		62,500	(13)	$15.40	5/15/2014
	0		62,500	(13)	$11.95	8/15/2014
	0		62,500	(13)	$12.70	11/15/2014
	500,000	(20)	0		$17.07	1/24/2010
	1,000,000	(20)	0		$17.07	1/24/2010
	100,000	(20)	0		$16.05	1/31/2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Robert J. Rivet						4,688	(4)	$34,316
						4,688	(5)	$34,316
						4,688	(5)	$34,316
						4,688	(5)	$34,316
						40,000	(6)	$292,800
									42,000	(7)	$307,440
									60,000	(8)	$439,200
									50,000	(9)	$366,000
									6,901	(10)	$50,515
	175,000	0		$23.25	10/2/2010
	25,000	0		$26.90	4/25/2011
	25,000	0		$21.08	7/19/2011
	25,000	0		$12.40	11/8/2011
	25,000	0		$14.15	11/26/2011
	150,000	0		$10.26	10/25/2011
	25,000	0		$11.69	4/24/2012
	25,000	0		$8.46	7/24/2012
	25,000	0		$5.92	10/24/2012
	25,000	0		$5.92	10/24/2012
	31,250	0		$7.36	5/1/2013
	31,250	0		$7.16	8/1/2013
	31,250	0		$15.20	10/31/2013
	31,250	0		$14.64	2/2/2014
	31,250	0		$14.22	4/30/2011
	31,250	0		$11.33	7/28/2011
	31,250	0		$15.50	10/25/2011
	31,250	0		$16.66	2/3/2012
	26,666	3,334	(11)	$14.16	4/28/2012
	26,666	3,334	(11)	$20.10	7/27/2012
	9,895	8,855	(12)	$33.95	5/4/2013
	9,895	8,855	(12)	$17.81	7/25/2013
	9,895	8,855	(12)	$20.32	10/24/2013
	9,895	8,855	(12)	$14.83	2/15/2014
	0	25,000	(13)	$15.40	5/15/2014
	0	25,000	(13)	$11.95	8/15/2014
	0	25,000	(13)	$12.70	11/15/2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Derrick R. Meyer						5,000	(2)	$36,600
						5,000	(3)	$36,600
						7,813	(4)	$57,191
						7,813	(5)	$57,191
						7,813	(5)	$57,191
						7,813	(5)	$57,191
						80,000	(6)	$585,600
									42,000	(7)	$307,440
									100,000	(9)	$732,000
									80,000	(8)	$585,600
									7,801	(10)	$57,103
	2,600	0		$11.69	3/26/2008
	7,500	0		$13.57	12/15/2009
	50,000	0		$42.25	4/27/2010
	25,000	0		$32.10	8/16/2010
	25,000	0		$26.90	4/25/2011
	25,000	0		$21.08	7/13/2011
	15,000	0		$12.40	11/8/2011
	25,000	0		$14.15	11/26/2011
	9,000	0		$11.69	4/24/2012
	37,500	0		$15.20	10/31/2013
	37,500	0		$14.64	2/2/2014
	37,500	0		$14.22	4/30/2011
	16,500	0		$11.33	7/28/2011
	37,500	0		$15.50	10/25/2011
	37,500	0		$16.66	2/3/2012
	33,333	4,167	(11)	$14.16	4/28/2012
	33,333	4,167	(11)	$20.10	7/27/2012
	9,895	8,855	(12)	$33.95	5/4/2013
	9,895	8,855	(12)	$17.81	7/25/2013
	9,895	8,855	(12)	$20.32	10/24/2013
	9,895	8,855	(12)	$14.83	2/15/2014
	0	50,000	(13)	$15.40	5/15/2014
	0	50,000	(13)	$11.95	8/15/2014
	0	50,000	(13)	$12.70	11/15/2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Thomas M. McCoy						4,000	(2)	$29,280
						4,000	(3)	$29,280
						3,750	(4)	$27,450
						3,750	(5)	$27,450
						3,750	(5)	$27,450
						3,750	(5)	$27,450
						24,000	(6)	$175,680
									28,000	(7)	$204,960
									40,000	(8)	$292,800
									50,000	(9)	$366,000
	150,000	0		$41.00	4/26/2010
	75,000	0		$32.10	8/16/2010
	6,250	0		$26.90	4/25/2011
	6,250	0		$21.08	7/19/2011
	6,250	0		$14.15	11/26/2011
	31,250	0		$15.20	10/31/2013
	31,250	0		$14.64	2/2/2014
	31,250	0		$14.22	4/30/2011
	3,472	0		$11.33	7/28/2011
	31,250	0		$15.50	10/25/2011
	31,250	0		$16.66	2/3/2012
	26,666	3,334	(11)	$14.16	4/28/2012
	26,666	3,334	(11)	$20.10	7/27/2012
	7,916	7,084	(12)	$33.95	5/4/2013
	7,916	7,084	(12)	$17.81	7/25/2013
	7,915	7,085	(12)	$20.32	10/24/2013
	7,915	7,085	(12)	$14.83	2/15/2014
	0	15,000	(13)	$15.40	5/15/2014
	0	15,000	(13)	$11.95	8/15/2014
	0	15,000	(13)	$12.70	11/15/2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Mario A. Rivas						625	(4)	$4,575
						625	(5)	$4,575
						625	(5)	$4,575
						15,000	(16)	$109,800
						625	(5)	$4,575
						5,000	(6)	$36,600
									50,000	(9)	$366,000
	24,500	10,500	(14)	$23.11	10/10/2012
	1,319	1,181	(12)	$33.95	5/4/2013
	1,319	1,181	(12)	$18.06	7/27/2013
	1,319	1,181	(12)	$20.83	10/25/2013
	20,831	41,669	(15)	$21.34	12/5/2013
	1,319	1,181	(12)	$14.83	2/15/2014
	0	3,125	(13)	$15.40	5/15/2014
	0	3,125	(13)	$11.95	8/15/2014
	0	3,125	(13)	$12.70	11/15/2014

David E. Orton									50,000	(9)	$366,000
						30,000	(17)	$219,600
	0	18,750	(13)	$15.40	5/15/2014
	336,062	0		$7.26	7/9/2009
	194,918	44,982	(18)	$19.28	7/6/2011
	95,960	95,960	(19)	$14.63	10/31/2012

(1)	The dollar value of these awards are calculated by multiplying the number of shares or units by $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(2)	This award vests 33 1/3% on each anniversary from grant date.
(3)	This award vested 33 1/3% on 8/9/2006 then vests 6.6667% quarterly for the next 10 quarters.
(4)	This award vested 25% on 5/22/2007 then vests 6.25% quarterly for the next 12 quarters.
(5)	This award vested 25% on 5/09/2007 then vests 6.25% quarterly for the next 12 quarters.
(6)	This award vests 33 1/3% on 8/9/2008 then vests 33 1/3% annually for the next two years.
(7)	Vesting, restrictions and expiration as provided for by Long-Term Incentive Plan provisions – 2005 – 2007 cycle.
(8)	Vesting, restrictions and expiration as provided for by Long-Term Incentive Plan provisions – 2006 – 2008 cycle
(9)	Vesting, restrictions and expiration as provided for by Long-Term Incentive Plan provisions– 2007 – 2009 cycle.
(10)	This award vested 33.3% on 8/15/2007 then vests 33.3% on 8/15/2008, based on performance, and 33.4% on 8/15/2009.
(11)	This award vested 33 1/3% on 4/28/2006 then vests monthly through 4/28/08.
(12)	This award vested 33 1/3% on 5/4/2007 then vests 2.7779% monthly for the next two years.
(13)	This award vests 33 1/3% on 5/15/2008 then vests 8.33% quarterly for the next two years.
(14)	This option vested 40% on 9/26/2006 and 10,500 on 9/26/2007, then vests 7,000 on 9/26/2008 and 3,500 on 9/26/2009.
(15)	This option vested 33 1/3% on 12/5/2007 then vests 8.33% quarterly for the next two years.
(16)	This award vested 40% on 11/09/2007 then vests 5% quarterly for the next twelve quarters.
(17)	This award vests 33 1/2% on 8/9/2008 then 33 1/3% annually for the next two years.
(18)	This option vested 25% on 6/30/2005 then vests quarterly through 6/30/2007, then 25% on 6/30/08.
(19)	This represents a stock-settled stock appreciation right which vested 25% on 10/31/2006 then quarterly through 10/31/2008 then 25% on 10/31/2009.
(20)	These options are held by Ruiz Ventures L.P.

GRANTS OF PLAN-BASED AWARDS IN 2007

The following table shows all plan-based awards granted to the Officers in fiscal 2007. The non-equity incentive plan awards identified below are the threshold, target and maximum amounts under the Annual Incentive Plan that could have been earned for 2007. No amounts were actually paid for 2007. For additional information regarding plan-based awards granted to Officers, see the “Compensation Discussion and Analysis,” above.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise of Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)		(k)	(l)
Hector de J. Ruiz		$422,000	$1,686,000	$5,058,000
	2/15/2007				25,000	100,000	200,000					$0	$2,966,000
	2/15/2007									50,000	(3)	$14.83	$297,500
	2/15/2007							20,000	(4)			$0	$296,600
	5/15/2007									62,500	(5)	$15.40	$383,125
	5/15/2007							100,000	(6)			$0	$1,540,000
	8/15/2007									62,500	(5)	$11.95	$338,125
	11/15/2007									62,500	(5)	$12.70	$336,250

Robert J. Rivet		$150,000	$599,000	$1,797,000
	2/15/2007				6,250	25,000	50,000					$0	$741,500
	2/15/2007									18,750	(3)	$14.83	$111,563
	2/15/2007							7,500	(4)			$0	$111,225
	5/15/2007									25,000	(5)	$15.40	$153,250
	5/15/2007							40,000	(6)			$0	$616,000
	8/15/2007							10,350	(7)			$0	$123,683
	8/15/2007									25,000	(5)	$11.95	$132,250
	11/15/2007									25,000	(5)	$12.70	$134,500

Derrick R. Meyer		$258,000	$1,030,000	$3,090,000
	2/15/2007				10,000	40,000	80,000					$0	$1,186,400
	2/15/2007									18,750	(3)	$14.83	$111,563
	2/15/2007							12,500	(4)			$0	$185,375
	5/15/2007									50,000	(5)	$15.40	$306,500
	5/15/2007							80,000	(6)			$0	$1,232,000
	8/15/2007							11,700	(7)			$0	$139,815
	8/15/2007									50,000	(5)	$11.95	$270,500
	11/15/2007									50,000	(5)	$12.70	$269,000

Thomas M. McCoy		$136,000	$544,000	$1,632,000
	2/15/2007				6,250	25,000	50,000					$0	$741,500
	2/15/2007									15,000	(3)	$14.83	$89,250
	2/15/2007							6,000	(4)			$0	$88,980
	5/15/2007									15,000	(5)	$15.40	$91,950
	5/15/2007							24,000	(6)			$0	$378,840
	8/15/2007									15,000	(5)	$11.95	$81,150
	11/15/2007									15,000	(5)	$12.70	$80,700

Mario A. Rivas		$125,000	$500,000	$1,500,000
	2/15/2007				6,250	25,000	50,000					$0	$741,500
	2/15/2007									2,500	(3)	$14.83	$14,875
	2/15/2007							1,000	(4)			$0	$14,830
	5/15/2007									3,125	(5)	$15.40	$19,156
	5/15/2007							5,000	(6)			$0	$77,000
	8/15/2007									3,125	(5)	$11.95	$16,906
	11/15/2007									3,125	(5)	$12.70	$16,813

David E. Orton
	2/15/2007				6,250	25,000	50,000					$0	$741,500
	5/15/2007							30,000	(6)			$0	$462,000
	5/15/2007									18,750	(5)	$15,140	$114,938

(1)	Vesting, restrictions and expiration as provided for by Long-Term Incentive Plan provisions—2007-2009 cycle. The amount in the “Maximum” column was granted.

(2)	The value of the stock award is based on the fair value per share as of the grant date of the award (determined pursuant to SFAS 123R) multiplied by the number of shares. Where a threshold, target and maximum award is reported, the fair value per share is multiplied by the maximum number of shares that could be earned. See Note 12 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 29, 2007. The option exercise price has not been deducted from the amounts in column (l). Regardless of the value on the grant date, the actual value will depend on the market value of our common stock on a date in the future when an award vests or a stock option is exercised.
(3)	This option vested 33 1/3% on 5/4/2007 then vests 2.7779% monthly for the next two years.
(4)	This award vested 25% on 5/9/2007 then vests 6.25% quarterly for the next 12 quarters.
(5)	This option vests 33 1/3% on 5/15/2008 then 8.33% quarterly for the next two years.
(6)	This award vests 33 1/3% on 8/9/2008 then 33 1/3% annually for the next two years.
(7)	This award vested 33.3% on 8/15/2007, then vests 33.3% on 8/15/2008, based on performance and 33.4% on 8/15/2009.

OPTION EXERCISES AND STOCK VESTED IN 2007

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Officers during fiscal 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Hector de J. Ruiz	0	$0	123,001	$1,746,293
Robert J. Rivet	0	$0	39,897	$558,324
Derrick R. Meyer	0	$0	69,647	$981,797
Thomas M. McCoy	868	$7,460	28,200	$396,367
Mario A. Rivas	0	$0	11,500	$143,930
David E. Orton	0	$0	0	0

(1)	Value is the difference between the option exercise price and the market price of the underlying shares at exercise multiplied by the number of shares covered by the exercised option.
(2)	Value is the fair market value of the underlying shares on the date of vesting multiplied by the number of shares.

Retirement Benefit Arrangements

The following table shows the pension benefits for Dr. Ruiz and Mr. Rivet. The material terms of their arrangements are described below. There are no retirement arrangements for the other Officers.

2007 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Hector de J. Ruiz	Ruiz Plan	7.9	$3,474,602	$0
Robert J. Rivet	Rivet Plan	7.2	$7,709,452	$0

Replacement Retirement Benefit Arrangement For Dr. Ruiz

The amount of the annual retirement benefit for Dr. Ruiz is calculated as follows: (1) the average of the three highest annual base salaries for the last 10 years of the period beginning April 26, 2002 and ending on the date of retirement (for purposes of this formula, however, annual base salary cannot exceed $1,000,000 annually compounded by 3% from January 1, 2002); (2) that average is then multiplied by the product of 4% and Dr. Ruiz’ number of full years of service with us (not to exceed 10 years of service); (3) the resulting product is then reduced by any other defined benefit plan benefits he will receive (currently, we do not maintain any defined benefit retirement plan), but not for Social Security payments. Dr. Ruiz has elected to have his annual retirement benefit paid in a single lump sum payment.

Replacement Retirement Benefit Arrangement for Mr. Rivet

To replace certain retirement benefits that Mr. Rivet forfeited when he joined us, we agreed to pay Mr. Rivet a lump sum payment on the earliest of the following: (1) age 55; (2) termination of employment following a change in control; (3) becoming disabled; and (4) our termination of Mr. Rivet’s employment without cause after age 54.

Mr. Rivet’s lump sum payment will be determined by discounting to present value on the date of determination a stream of lifetime payments equal to no more than 70 % of his base salary then in effect, and then deducting from that present value the value of certain other retirement payments from us and his former employer. If Mr. Rivet becomes permanently and totally disabled prior to age 55, he will receive such benefits but we will deduct the present value of any payments he will receive after age 55 under our executive long-term disability policy. Mr. Rivet will also receive a supplemental payment to cover federal income and Medicare taxes and any state income taxes due as a result of the lump sum payment.

Employment Agreements

Dr. Ruiz’ Employment Agreement. We entered into an employment agreement with Dr. Ruiz pursuant to which he became AMD’s President and Chief Executive Officer on April 26, 2002. The agreement was amended and restated on December 12, 2007. The primary purpose of the amendment was to ensure that certain payments to be made under the employment agreement will be exempt from or comply with the requirements of Section 409A of the Code so that Dr. Ruiz does not incur any additional income taxes under that provision. The agreement gave Dr. Ruiz the opportunity to elect to have his annual retirement benefit paid in a single lump sum payment, as long as Dr. Ruiz made the election on or before December 31, 2007. Dr. Ruiz elected the single lump sum payment. In the case of certain terminations following a change of control, for purposes of his retirement benefit, we may be required to credit Dr. Ruiz with an additional two years of service.

The employment agreement provides for Dr. Ruiz’ tenure as Chief Executive Officer through April 25, 2007, subject to automatic renewal for one-year periods unless we notify Dr. Ruiz that we will not renew (notice of non-renewal). The agreement provides for an annual base salary of $1,124,000 subject to increases at the discretion of the Compensation Committee.

The employment agreement provides that Dr. Ruiz is eligible to receive a target annual incentive bonus equal to 150% of his annual base salary, with a maximum annual incentive bonus opportunity not to exceed 450% of Dr. Ruiz’ annual base salary. This bonus is paid only upon Dr. Ruiz’ achievement of certain identified performance goals established by the Compensation Committee. Dr. Ruiz is also eligible to receive discretionary bonuses, in amounts determined by the Compensation Committee. Dr. Ruiz was not paid an annual bonus for 2007.

The employment agreement provides that Dr. Ruiz is also eligible to participate in our LTIP. Under the LTIP, Dr. Ruiz is eligible for an annual target LTIP incentive opportunity of 200% of his annual base salary and a maximum LTIP incentive opportunity not to exceed 400% of his annual base salary. For the three-year cycle ended December 29, 2007, Dr. Ruiz was vested in 116,498 shares of stock underlying the performance-based RSUs granted pursuant to the LTIP.

The employment agreement provides that Dr. Ruiz continued to be eligible for our long-term incentive plans in effect for the three-year award cycles ending 2004, 2005 and 2006 (Former LTIP). Under the Former LTIP,

25% (or such lower percentage as may be determined by the Compensation Committee) of any payment to Dr. Ruiz is paid in restricted stock issued under our 2004 Equity Incentive Plan. Dr. Ruiz was paid in cash $1,650,000 for the Former LTIP award cycle that ended December 31, 2006.

The aggregate of all cash bonus payments and all LTIP payments in cash and stock to Dr. Ruiz is capped at the highest of $10 million per year, such other limit as may be specified in the 2006 Executive Incentive Plan (the “Executive Incentive Plan”) or the amount deductible by us for federal tax purposes, with any excess carried over for three years or until such time as the $10 million bonus payment limitation under our Executive Incentive Plan is increased (the Carryover Bonus). Dr. Ruiz is eligible to participate in our other benefit plans. Dr. Ruiz is also entitled to out-of-pocket reimbursement of up to $25,000 annually for financial planning, tax planning, estate planning, and tax return preparation. Dr Ruiz received an automobile allowance through April 2007, which was discontinued beginning in May 2007.

Dr. Ruiz will be reimbursed by us in the event that any income taxes are payable to the State of California in connection with income attributable to payments or benefits under his employment agreement and the exercise of any stock option granted by us along with any federal and state income taxes payable with respect to this reimbursement (the California Tax Reimbursement). Total payments made will not exceed $400,000 per year (or $800,000 per year in the case of termination without cause or constructive termination). No tax reimbursements have been made to date.

Under Dr. Ruiz’ original employment agreement, we granted Dr. Ruiz options for 1,200,000 shares with an exercise price of $16.05 per share, the fair market value of our common stock on the date of grant in 2002. These options have vested. Options granted under the original agreement are referred to in this proxy statement as Prior Options. The Prior Options may be exercised after termination of employment for a period of: (i) five years in the case of a termination for death or disability, retirement, or termination without cause or constructive termination on or following a change in control; and (ii) two years in the case of a constructive termination or a termination without cause prior to a change in control. Dr. Ruiz is eligible for the grant of additional equity compensation awards at a level no less than other executives receive.

If we terminate Dr. Ruiz without cause (or constructively terminate Dr. Ruiz) prior to a change in control, Dr. Ruiz will receive his accrued annual base salary, pro-rated annual bonus and pro-rated LTIP through the date of termination and an amount equal to two times his annual base salary plus the sum of his highest (i) annual bonus, (ii) discretionary bonus, and (iii) LTIP payments paid for any of the last three years, provided that payment of such bonuses and LTIP incentive payments will not exceed the highest of $10 million, such other limit as may be specified in the Executive Incentive Plan or the amount deductible by us for federal tax purposes (the sum of these amounts is referred to as the Recent Annual Bonus). Dr. Ruiz will receive any Carryover Bonus. Dr. Ruiz, his spouse and any eligible dependents will be provided with health benefits for 24 months, and Dr. Ruiz will be entitled to the California Tax Reimbursement. In addition, all of Dr. Ruiz’ stock options will vest and become fully exercisable and all restrictions on any other equity awards will lapse and become nonforfeitable (other than the restricted stock units granted pursuant to the LTIP). Dr. Ruiz is entitled to an accrued “Retirement Benefit” that is described above in the section entitled, “Replacement Retirement Benefit Arrangement For Dr. Ruiz.” Dr. Ruiz is entitled to continued indemnification for 10 years following his termination.

If we terminate Dr. Ruiz without cause (or constructively terminate Dr. Ruiz) on, within 12 months following, or to effect a change in control, Dr. Ruiz will receive payment in an amount equal to three times his annual base salary. Dr. Ruiz will also receive his accrued annual base salary, pro-rated annual bonus and pro-rated LTIP through the date of termination. Dr. Ruiz will receive the Carryover Bonus and the Recent Annual Bonus. We will also be required to provide health benefits for the life of Dr. Ruiz and his spouse, and Dr. Ruiz will be entitled to the California Tax Reimbursement. In addition, all of Dr. Ruiz’ unvested stock options will vest and become fully exercisable and all restrictions on any other equity awards will lapse and become nonforfeitable (other than the restricted stock units granted pursuant to the LTIP). Dr. Ruiz will be entitled to the accrued Retirement Benefit and will be credited for two additional years of service for purposes of calculating the accrued Retirement Benefit. Dr. Ruiz will also receive an additional payment to reimburse him for federal excise taxes (and taxes on those taxes, if any are payable).

If we do not renew Dr. Ruiz’ employment agreement with us after the end of any renewal term, generally Dr. Ruiz will receive his accrued annual base salary, pro-rated annual bonus, pro-rated LTIP through the date of termination, the Carryover Bonus and, additionally, an amount equal to two times his annual base salary. Dr. Ruiz, his spouse and any eligible dependents will be provided with health benefits for 24 months, and Dr. Ruiz will be entitled to the California Tax Reimbursement. In addition, all of Dr. Ruiz’ unvested stock options will vest and all restrictions on any other equity awards will lapse and become nonforfeitable (other than the restricted stock units granted pursuant to the LTIP). Dr. Ruiz will be entitled to the accrued Retirement Benefit. Dr. Ruiz will also be entitled to continued indemnification for 10 years following his termination.

In the event of Dr. Ruiz’ retirement, Dr. Ruiz will receive the accrued Retirement Benefit, his accrued annual base salary, pro-rated annual bonus and pro-rated LTIP through the date of termination, and the Carryover Bonus. We will provide health benefits for the life of Dr. Ruiz and his spouse, and Dr. Ruiz will be entitled to the California Tax Reimbursement. In addition, all of Dr. Ruiz’ unvested stock options will vest and all restrictions on any other equity awards will lapse and become nonforfeitable (other than the restricted stock units granted pursuant to the LTIP). Dr. Ruiz will also be entitled to continued indemnification for 10 years following his termination.

In the event Dr. Ruiz’ employment is terminated due to his death or disability, Dr. Ruiz or his beneficiary will be entitled to the accrued Retirement Benefit. Dr. Ruiz or his beneficiary also will receive Dr. Ruiz’ accrued annual base salary, pro-rated annual bonus and pro-rated LTIP through the date of termination. In addition, Dr. Ruiz or his beneficiary will receive the Carryover Bonus. We will provide health benefits for the life of Dr. Ruiz and his spouse, and Dr. Ruiz will be entitled to the California Tax Reimbursement. In addition, all of Dr. Ruiz’ unvested options that would have become vested within 24 months of the date of Dr. Ruiz’ termination of employment will vest and become fully exercisable and all restrictions on any other awards will lapse and become nonforfeitable (other than the restricted stock units granted pursuant to the LTIP). Dr. Ruiz will also be entitled to continued indemnification for 10 years following his termination.

In the event Dr. Ruiz voluntarily terminates his employment with AMD, he is entitled to continued indemnification by us for 10 years, his annual base salary accrued through the date of termination, his accrued Retirement Benefit and the Carryover Bonus.

Mr. Orton’s Offer Letter Agreement. We entered into an offer letter agreement with Mr. Orton that became effective upon the closing of our acquisition of ATI (Effective Date). The offer letter agreement provided that if Mr. Orton’s employment was terminated during the first 12 months of employment from the Effective Date, Mr. Orton would have been provided with 24 months of severance (Severance Period). In the event that Mr. Orton’s employment was terminated by mutual agreement or without cause between the 13th and 24th month of employment from the Effective Date, the Severance Period would be reduced by one month for each month of service completed during this period. Mr. Orton’s severance would have included (i) base salary, (ii) corporate bonus at target, which is 100% of base compensation, and (iii) pro-rated payment of his contribution bonus for the applicable fiscal period between the Effective Date and the termination of employment, which is a payment of $412,500 on the first and second year anniversary of his employment. Mr. Orton would also have been eligible for the vesting of any ATI equity awards granted prior to the acquisition (converted into AMD equity at the closing of the acquisition of ATI) that would have vested during the applicable Severance Period. Mr. Orton would also have been eligible for medical and dental insurance continuance and outplacement assistance. Mr. Orton resigned from his position as our Executive Vice President, Visual and Media Business effective July 31, 2007.

Change in Control Arrangements

Management Continuity Agreements. We entered into management continuity agreements with each of our Officers except Dr. Ruiz and Mr. Orton, designed to encourage their continued services in the event of a change in control. For purposes of Dr. Ruiz’ employment agreement and the management continuity agreements, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934. A change in control is conclusively presumed to have occurred on:

•

The acquisition by any person, other than us or any employee benefit plan of ours, of beneficial ownership of more than 20% of the combined voting power of our then-outstanding securities. In Dr. Ruiz’ employment agreement, the 20% threshold excludes securities acquired directly from us. Dr. Ruiz’ employment agreement also includes a 35% threshold, consummated merger or consolidation of AMD with or into any other entity (other than a merger or consolidation, which would result in the holders of our voting securities outstanding prior to the transaction holding securities that represent immediately after the transaction more than 50% of the combined voting power of the voting securities of either us or the surviving entity), an approved plan of complete liquidation of AMD or consummated sale or disposition by us of all or substantially all of our assets (other than a sale or disposition by us of all or substantially all of our assets to an entity at least 65% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of AMD immediately prior to the sale) as additional presumed change of control events;

•	A change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met; or

•	A determination by certain members of the Board of Directors within one year after an event that such event constitutes a change in control.

The management continuity agreements provide that, if within two years after a change in control the Officer’s employment is terminated by us or the Officer is constructively discharged, he will receive:

•	A severance benefit equal to three times the sum of his rate of annual base compensation plus the average of his two highest bonuses in the last five years;

•	Payment of his accrued bonus;

•	Twelve months’ continuation of health and welfare comparable to those in effect on the date of termination and other incidental benefits;

•	Payment of any income taxes due as a result of the payment by us for health and welfare benefits to the Officer; and

•	Full and immediate vesting of all unvested equity awards.

In addition, for Mr. Rivet, if a change in control occurs, he will receive a lump sum payment of his retirement benefit, see page 89.

Payments under Long-Term Incentive Plan. Under our 2005 Long-Term Incentive Plan, a pro-rated performance adjusted payment is paid to Officers upon termination at the discretion of the Compensation Committee.

Vesting of Stock Options. All stock options granted and restricted stock awarded under our equity incentive plans become fully vested upon termination of employment (other than for misconduct) or constructive termination within one year following a change in control, as defined in the plans.

The following table quantifies the amount that would be payable to Officers (except for Dr. Ruiz and Mr. Orton) assuming the termination of employment without cause by AMD or with good reason by the Officers occurred within 24 months of a change in control. The amounts shown assume that the termination was effective as of December 29, 2007, and includes amounts earned through that time and are estimates of the amounts, which would be paid out to the Officers upon their termination. The actual amounts to be paid out can only be determined at the time of the Officer’s separation from us after the occurrence of a change in control.

Benefits and Payments Upon Termination Without Cause or With Good Reason within 24 months after a Change in Control	Robert J. Rivet		Derrick R. Meyer	Thomas M. McCoy	Mario A. Rivas
Compensation:
Severance	$4,242,938		$5,422,782	$3,730,500	$1,836,660
Pro-Rata Annual Bonus	—		—	—	—
Pro-Rata LTIP Bonus	$1,112,640		$1,625,040	$863,760	$366,000
Stock Options—Unvested and Accelerated(1)	—		—	—	—
Restricted Stock Units—Unvested and Accelerated(2)	$539,118		$944,646	$344,040	$164,700

Benefits and Perquisites:
Retirement Benefit(3)	$10,980,604	(3)	—	—	—
Medical Benefit	$25,868		$27,311	$29,219	$10,130
Financial Planning	$4,000		$4,000	$4,000	$4,000
Excise Tax Gross-Up(4)	$7,033,180		—	—	$848,755

(1)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(2)	The value of the unvested and accelerated restricted stock units is $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(3)	Mr. Rivet will receive a lump sum payment of $10,980,604 on the earlier of the following: (1) age 55; (2) termination of employment following a change in control; (3) becoming disabled; (4) our termination of Mr. Rivet’s employment without cause after age 54. See “Replacement Retirement Benefit Arrangement for Mr. Rivet” on page 89.
(4)	We determined the amount of the excise tax payment in accordance with the provisions of Section 280G of the Code. We utilized the following key assumptions to determine the tax gross-up payment: (i) the interest rate assumption was 120% of the applicable federal rate effective for the month of December 2007, compounded semiannually; (ii) a statutory federal income tax rate of 35%, Medical tax rate of 1.45% and no state income tax rate except for Mr. McCoy, which state income tax rate is assumed to be the California income tax rate of 10.3%; (iii) Section 280G “base amount” was determined based on average W-2 compensation for the period from 2002-2006 (or the period of the executive’s employment with us, if shorter); and (iv) equity grants made within one year of transaction were in the ordinary course of business and were not in contemplation of a transaction.
(5)	Mr. Meyer entered into an employment agreement as of July 17, 2008. See “Compensation Discussion and Analysis—Post-Employment Compensation” beginning on page 74.

As of December 27, 2007, we did not have employment agreements with any of our Officers other than Dr. Ruiz. We entered into an offer letter agreement with Mr. Orton that became effective upon our acquisition of ATI in October 2006. Mr. Orton resigned from his position as our Executive Vice President, Visual Media Business effective July 31, 2007. Dr. Ruiz’ employment agreement and Mr. Orton’s offer letter agreement are discussed above in the section entitled, “Employment Agreements,” beginning on page 89. Table 1, below, reflects the amount of compensation and benefits payable to Dr. Ruiz under his employment agreement in the event of (i) voluntary termination, (ii) for cause termination, (iii) retirement, (iv) non-renewal of his Employment Agreement, (v) termination without cause or with good reason (without a change in control), (vi) termination without cause or with good reason within 12 months after a change of control and (vii) in the event of Dr. Ruiz’ disability or death. The amounts shown assume that the termination was effective as of December 29, 2007, and includes amounts earned through that time and are estimates of the amounts which would be paid out to Dr. Ruiz upon his termination. Dr. Ruiz entered into an amendment to his employment agreement as of July 17, 2008. See

“Compensation Discussion and Analysis—Post-Employment Compensation” beginning on page 74. The actual amounts to be paid out can only be determined at the time of Dr. Ruiz’ separation from AMD. Table 2, below, reflects the amount of compensation and benefits that would have been payable to Mr. Orton under his letter agreement as of December 29, 2007 in the event of (i) termination without cause following a change in control, (ii) termination without cause (without a change in control) and (iii) termination by mutual agreement.

TABLE 1: Hector de J. Ruiz

Executive Benefits and Payments Upon Termination	Voluntary Termination	For Cause Termination	Retirement		Non-Renewal of Employment Agreement	Termination Without Cause or With Good Reason without Change In Control	Termination Without Cause or With Good Reason within 12 months after a Change in Control		Death	Disability
Compensation:
Severance	$—	$—	$—		$2,248,000	$8,874,500	$9,998,500		$—	$—
Pro-Rata Annual Bonus	—	—	—		—	—	—		—	—
Pro-Rata LTIP Bonus	—	—	$1,294,420		$1,294,420	$1,294,420	$1,294,420		$1,294,420	$1,294,420
Stock Options—Unvested and Accelerated(1)	—	—	—		—	—	—		—	—
Restricted Stock Units—Unvested and Accelerated(2)	—	—	$1,342,000		$1,342,000	$1,342,000	$1,342,000		$1,342,000	$1,342,000

Benefits and Perquisites:
Retirement Benefit	$3,016,749	—	$3,016,749		$3,016,749	$3,016,749	$3,878,677		$3,0166,749	$3,016,749
Medical Benefit	—	—	$476,534	(3)	$86,395	$86,395	$476,534		$240,305	$476,534	(4)
Excise Tax Gross-Up	—	—	—		—	—	$5,162,740	(5)(6)	—	—

(1)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(2)	The value of the unvested and accelerated restricted stock units is $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(3)	Amount is calculated assuming that Dr. Ruiz retired as of December 29, 2007, with the consent of the Board.
(4)	Amount is calculated based on current active coverage costs for Dr. Ruiz and his spouse.
(5)	Calculation assumes that the extension of stock option exercisability is a payment and includes the pro-rata LTIP bonus.
(6)	We determined the amount of the excise tax payment in accordance with the provisions of Section 280G of the Internal Revenue Code. We utilized the following key assumptions to determine the tax gross-up payment: (i) the interest rate assumption was 120% of the applicable federal rate effective for the month of December 2007, compounded semiannually; (ii) a statutory federal income tax rate of 35%, Medical tax rate of 1.45% and no state income tax rate; (iii) the performance-based RSUs held by Dr. Ruiz were accelerated on a pro-rata basis and assuming achievement of performance objectives at “Target” level; (iv) Section 280G “base amount” was determined based on average W-2 compensation for the period from 2002-2006; and (v) equity grants made within one year of transaction were in the ordinary course of business and were not in contemplation of a transaction.

TABLE 2: David E. Orton

Executive Benefits and Payments Upon Termination	Termination without Cause Following a Change in Control	Termination without Cause without a Change in Control	Mutual Agreement
Compensation:
Severance	$2,016,667	$2,016,667	$2,016,667
Pro-Rata Annual Bonus LTIP	$366,000	—	—
Stock Options—Unvested and Accelerated(1)	—	—	—
Restricted Stock Units—Unvested and Accelerated(2)	$219,600	—	—

Benefits and Perquisites:
Medical Benefit	$29,972	$29,972	$29,972
Outplacement	$30,000	$30,000	$30,000

(1)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.
(2)	The value of the unvested and accelerated restricted stock units is $7.32 per share, the last reported sales price of our common stock on December 28, 2007, the last trading day of fiscal 2007.

PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of more than five percent of our common stock as of October 16, 2008.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of class(1)
Oppenheimer Funds, Inc.(2)	62,395,002	10.25%
Two World Financial Center 225 Liberty Street, 11th Floor New York, New York 10281	(shared voting and shared dispositive power as to all shares)

West Coast Hitech L.P.(3)	49,000,000	8.1%
P.O. Box 309 GT Ugland House, South Church Street George Town Grand Cayman, Cayman Islands	(shared voting and shared dispositive power as to all shares)

Capital World Investors(4)	42,287,620	6.95%
333 South Hope Street Los Angeles, California 90071	(sole voting and dispositive power as to all shares)

FMR LLC(5)	39,354,745	6.46%
82 Devonshire Street Boston, Massachusetts 02109	(sole dispositive power as to all shares and sole voting power as to 1,813,088 shares)

AXA(6)	36,429,023	5.99%
25, avenue Matignon 75008 Paris, France	(sole voting power as to 32,450,216 shares; shared voting power as to 67,159 shares; sole dispositive power as to 36,362,165 shares; and, shared dispositive power as to 66,858 shares)

Maverick Capital, Ltd.(7)	33,779,082	5.55%
300 Crescent Court, 18th Floor Dallas, Texas 75201	(sole voting and dispositive power as to all shares)

(1)	Based on 608,466,517 shares of common stock outstanding as of October 16, 2008.
(2)	This information is based on Amendment No. 4 of the Schedule 13G/A filed with the SEC on January 4, 2008 by Oppenheimer Funds, Inc. (Oppenheimer) and includes 40,000,000 of common stock owned by Oppenheimer Global Opportunities Fund (Oppenheimer Global). Oppenheimer is an investment advisor and disclaims beneficial ownership of all shares pursuant to Rule 13d-4 of the Exchange Act of 1934. Oppenheimer Global, an investment company located at 6803 S. Tucson Way, Centennial, CO, has shared dispositive and voting power over 40,000,000 shares of common stock.
(3)	This information is based on a Schedule 13D filed with the SEC on October 16, 2008 by Mubadala Development Company PJSC (Mubadala), West Coast Hitech L.P., and West Coast Hitech G.P. Ltd. pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly owned by the Government of the Emirate of Abu Dhabi. Mubadala disclaims beneficial ownership of all shares pursuant to Rule 13d-4 of the Exchange Act. The 49,000,000 shares are held as of record by West Coast Hitech, L.P., a Cayman Islands limited partnership of which West Coast Hitech G.P., Ltd., a Cayman Islands corporation and wholly owned subsidiary of Mubadala, is the general partner.
(4)	This information is based on a Schedule 13G filed with the SEC on February 11, 2008 by Capital World Investors. Capital World Investors is a division of Capital Research and Management and is an investment advisor. Capital World Investors disclaims beneficial ownership of these shares. The number of shares beneficially owned by Capital World Investors includes, as of December 31, 2007, 111,015 shares resulting from the assumed conversion of $111,015,000 principal amount of our 6.00% Convertible Senior Notes due 2015.
(5)	This information is based on Amendment No. 1 of the Schedule 13G/A filed with the SEC on January 10, 2008 by FMR LLC (FMR). Fidelity Management & Research Company (Fidelity), and Edward C. Johnson

3d pursuant to a joint filing agreement. Fidelity, a wholly owned subsidiary of FMR, is an investment advisor and the beneficial owner of 37,479,859 shares of our common stock. Edward C. Johnson 3d and FMR, through its control of Fidelity and the funds, each has sole power to dispose of the 37,479,859 shares owned by the funds. Strategic Advisers, Inc., a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 408 shares of our common stock. Pyramis Global Advisors, LLC (“PGALLC”), an indirect wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 34,300 shares of our common stock. Edward C. Johnson 3d and FMR, through its control of PGALLC, each has sole dispositive power and the sole power to vote or to direct the voting of 34,300 shares of common stock owned by the institutional accounts or funds advised by PGALLC. Pyramis Global Advisors Trust Company (“PGATC”), an indirect wholly owned subsidiary of FMR, is the beneficial owner of 1,494,767 shares of our common stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR, through its control of PGATC, each has sole dispositive power over 1,494,767 shares and sole power to vote or to direct the voting of 1,438,667 shares of common stock owned by the institutional accounts managed by PGATC. Fidelity International Limited (“FIL”) and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 345,411 shares of our common stock. FMR and FIL are of the view that they are not required to attribute to each other the “beneficial ownership” of securities “beneficially owned” by the other corporation within the meaning of Rule 13d-3 of the Exchange Act. FIL has sole dispositive power over 345,411 shares owned by the International Funds. FIL has sole power to vote or direct the voting of 339,713 shares and no power to vote or direct the voting of 5,698 shares of common stock held by the International Funds.

(6)	This information is based on Amendment No. 6 of the Schedule 13G/A filed with the SEC Commission on February 14, 2008 (the AXA Schedule 13G/A) by AXA Financial, Inc.; AXA, which owns AXA Financial Inc.; and AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle (collectively, the “Mutuelles AXA”), which as a group, control AXA. Alliance Bernstein L.P. and AXA Equitable Life Insurance Company are subsidiaries of AXA Financial, Inc. and operate under independent management and make independent voting and investment decisions. Each of Mutuelles AXA, as a group, and AXA expressly declares that the filing of this Schedule 13G/A will not be construed as an admission that it is the beneficial owner of these securities for purposes of Section 13(d) of the Exchange Act. The AXA stock ownership, based on information provided in the AXA Schedule 13G/A, is a follows:

	(i) Deemed to have Sole Power to Vote or to Direct the Vote	(ii) Deemed to have Shared Power to Vote or to Direct the Vote	(iii) Deemed to have Sole Power to Dispose or to Direct the Disposition	(iv) Deemed to have Shared Power to Dispose or to Direct the Disposition
The Mutuelles AXA, as a group	0	0	0	0
AXA	0	0	0	0
AXA Entity or Entities:
AXA Investment Managers Paris (France)	10,413	0	10,413	0
AXA Financial, Inc., a holding company 1290 Avenue of the Americas New York, New York 10104	0	0	0	0
Subsidiaries of AXA Financial, Inc.:
Alliance Bernstein L.P., an investment adviser	31,869,047	67,159	35,632,672	66,858
AXA Equitable Life Insurance Company, an insurance company and investment adviser	570,756	0	719,080	0

	32,450,216	67,159	36,362,165	66,858

(7)

This information is based on Schedule 13G filed with the SEC on February 14, 2008 by Maverick Capital. Ltd., Maverick Capital Management, LLC and Lee S. Ainslie III of 767 Fifth Ave., 11th Floor, New York, New York, 10153 pursuant to a joint filing agreement. Maverick Capital Ltd. is an investment advisor. Maverick Capital Management, LLC is the General Partner of Maverick Capital, Ltd. Mr. Ainslie is the manager of Maverick Capital Management, LLC and is granted sole investment discretion pursuant to Maverick Capital Management, LLC’s regulations.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of October 16, 2008, by our current directors, by our Chief Executive Officer, our Chief Financial Officer, our three other most highly paid executive officers as of the end of our last fiscal year and by all of our directors and executive officers as of October 16, 2008 as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Dr. Hector de J. Ruiz(4)	5,106,932	*
Derrick R. Meyer(5)	785,614	*
Dr. W. Michael Barnes	117,500	*
John E. Caldwell	47,220	*
Bruce L. Claflin	130,690	*
Frank Clegg	4,166
H. Paulett Eberhart	86,580	*
Robert B. Palmer	141,524	*
Morton L. Topfer	225,690	*
Thomas M. McCoy(6)	622,189	*
David E. Orton(7)	30,612	*
Mario A. Rivas(8)	43,872	*
Robert J. Rivet(9)	1,048,025	*
All directors and executive officers as a group (13 persons)	8,390,614	1.38%

*	Less than 1%.
(1)	Some of the individuals may share voting power with regard to the listed shares with their spouses.
(2)	Includes beneficial ownership of the following number of shares that may be acquired because stock options are vested or will vest, or restricted stock units will vest, by December 15, 2008 (within 60 days of October 16, 2008) pursuant to our 2004 Equity Incentive Plan:

Shares
Dr. Hector de J. Ruiz	4,598,103
Dr. W. Michael Barnes	100,234
John E. Caldwell	34,720
Bruce L. Claflin	114,024
Frank M. Clegg	0
H. Paulett Eberhart	68,748
Derrick R. Meyer	634,199
Robert B. Palmer	104,414
Morton L. Topfer	71,524
Thomas M. McCoy	551,432
David E. Orton	0
Mario A. Rivas	29,787
Robert J. Rivet	956,252
All directors and executive officers as a group (11 persons)	7,263,437

(3)	Based on 608,466,517 shares of common stock outstanding as of October 16, 2008.
(4)	Includes 508,829 shares held by 2000 Ruiz Family Trust, of which Dr. Ruiz is the trustee, and 1,600,000 stock options, all of which are exercisable as of October 16, 2008, held by Ruiz Ventures L.P.
(5)	Mr. Meyer is a member of our board and also the President and Chief Executive Officer of AMD.

(6)	Mr. McCoy is the Executive Vice President, Legal Affairs, and Chief Administrative Officer of AMD.
(7)	Mr. Orton is the former Executive Vice President, Visual and Media Business of AMD. He resigned from this position effective July 31, 2007.
(8)	Mr. Rivas is the former Executive Vice President, Computing Solutions, AMD. He resigned from this position effective May 9, 2008.
(9)	Mr. Rivet is the Executive Vice President and Chief Financial Officer of AMD.

GENERAL AND OTHER MATTERS

The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the Special Meeting. However, if any other matters are properly brought before the Special Meeting or any of its adjournments or postponements, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

The cost of preparing, assembling, and mailing this proxy statement and the enclosed proxy card will be paid by us. Additional solicitation by mail, Internet, telephone, telegraph or personal solicitation may be done by our directors, officers and regular employees. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by us for their reasonable expenses.

Under the rules of the SEC, for stockholder proposals to be considered for inclusion in the proxy statement for our 2009 Annual Meeting, they must be submitted in writing to our Corporate Secretary, Advanced Micro Devices, Inc., 5204 E. Ben White Blvd., M/S 562, Austin, Texas, 78741 on or before November 20, 2008. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2009 Annual Meeting, an additional notice of any nomination or proposal must be received by us between February 7, 2009 and March 9, 2009. If our 2009 Annual Meeting is not within 30 days of May 8, 2009, the date of our 2008 Annual Meeting, to be timely, the notice by the stockholder must not be later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2009 Annual Meeting was made or the notice of the meeting was mailed. The public announcement of an adjournment or postponement of the 2009 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance therewith file periodic reports, proxy statements and other information with the SEC relating to our business, financial condition and other matters. We are required to disclose in such proxy statements certain information, as of particular dates, concerning our directors and officers, their remuneration, stock options granted to them, the principal holders of our securities and any material interest of such persons in transactions with us. Such reports, proxy statements and other information may be inspected at the SEC’s public reference facilities at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room. Copies of such material can also be obtained at prescribed rates by writing to the SEC’s Public Reference Section at the address set forth above or by accessing the SEC’s web site at www.sec.gov. You may also obtain copies of these documents without charge by writing to the Assistant Corporate Secretary at Advanced Micro Devices, Inc., One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453.

ANNEX A

October 6, 2008

Board of Directors

Advanced Micro Devices, Inc.

One AMD Place

Sunnyvale, CA 94088-3453

Members of the Board of Directors:

Advanced Micro Devices, Inc. (“Discovery”), Advanced Technology Investment Company LLC (“Oyster”), West Coast Hitech L.P. (“Pearl”) and FoundryCo (as defined below) propose to enter into a Master Transaction Agreement dated as of October 6, 2008 (the “Agreement”) pursuant to which (i) Discovery would transfer certain assets to a newly-formed corporation incorporated under the laws of the Cayman Islands (“FoundryCo”), and FoundryCo would assume certain liabilities, including approximately $1.2 billion of debt owed to third parties by Discovery or a subsidiary of Discovery (the “Third-Party Debt), in each case related to Discovery’s “front-end” semiconductor manufacturing or fabrication facilities, properties and assets (excluding assets, facilities and properties related to “back-end” manufacturing functions such as assembly, test, mark and packaging) (the “Business”), (ii) Oyster would contribute $1.4 billion in cash to FoundryCo and pay $700 million in cash to Discovery, (iii) FoundryCo would issue to Discovery FoundryCo Class A Preferred Shares representing approximately 44.4% of FoundryCo’s outstanding ordinary shares on a fully-converted basis as well as one Class A Ordinary Share and would issue to Oyster FoundryCo Class A and Class B Preferred Shares and FoundryCo Class A and Class B Convertible Notes, in the principal amount of approximately $420 million, which when taken together, on an as converted basis, would represent approximately 55.6% of FoundryCo’s outstanding ordinary shares as well as one Class A Ordinary Share, (iv) Discovery would issue to Pearl 58 million shares of Discovery’s common stock at $5.41 per share (based on the average closing price of Discovery’s common stock for the 30 trading days prior to announcement of the transaction) and Discovery would receive from Pearl $314 million in cash in exchange for such shares (the “Common Stock Sale”), (v) Discovery would issue to Pearl warrants to purchase 30 million shares of Discovery’s common stock with a $0.01 per share exercise price and 10 year expiration (the “Warrants”), (vi) Discovery would extinguish any and all intercompany liabilities between it and the Business on or prior to closing, and (vii) Discovery, Oyster, Pearl and FoundryCo would enter into a number of related commercial agreements (the “Commercial Agreements”), including, without limitation, the FoundryCo Funding Agreement that commits Oyster under certain conditions to fund the build-out of FoundryCo’s semiconductor manufacturing facilities in New York and Dresden and the Wafer Supply Agreement that governs the pricing, volume and other commitments (including exclusivity commitments by Discovery) between Discovery and FoundryCo for the supply of wafers.

You have asked us whether, in our opinion, the Consideration (as defined below) to be received by Discovery pursuant to the transactions contemplated by the Agreement is fair from a financial point of view to Discovery. Consideration for this purpose consists of Discovery’s receipt of FoundryCo Class A Preferred Shares and the one Class A Ordinary Share, cash paid to Discovery for shares of Discovery Common Stock and the Warrants, cash paid to Discovery from Oyster for FoundryCo Class B Preferred Shares, assumption of the Third-Party Debt by FoundryCo, and extinguishment of Business accounts receivable owed by Discovery to the Business by FoundryCo.

In arriving at the opinion set forth below, we have, among other things:

(1)	Reviewed certain publicly available business and financial information relating to Discovery and the Business that we deemed to be relevant;

(2)	Reviewed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of Discovery, the Business and FoundryCo furnished to us by Discovery;

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(3)	Conducted discussions with members of senior management and representatives of Discovery and the Business concerning the matters described in clauses 1 and 2 above;

(4)	Reviewed the market prices and valuation multiples for certain publicly traded companies that we deemed to be relevant to Discovery, Business and FoundryCo;

(5)	Reviewed the results of operations of Discovery and the Business and the financial forecasts for Discovery, the Business and FoundryCo and compared them with those of certain publicly traded companies that we deemed to be relevant;

(6)	Compared the proposed financial terms of the Agreement with the financial terms of certain other transactions that we deemed to be relevant;

(7)	Participated in certain discussions and negotiations among representatives of Discovery, the Business, FoundryCo, Pearl and Oyster and their financial and legal advisors;

(8)	Reviewed a draft dated October 6, 2008 of the Agreement as well as drafts of all Ancillary Agreements, as defined in the Agreement; and

(9)	Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities of Discovery or been furnished with any such evaluation or appraisal, nor have we evaluated the solvency or fair value of Discovery or FoundryCo under any state or federal laws relating to bankruptcy, insolvency or similar matters. In addition, we have not assumed any obligation to conduct any physical inspection of the properties or facilities of Discovery or FoundryCo. With respect to the financial forecast information furnished to or discussed with us by Discovery, we have assumed, at your direction, that they have been reasonably prepared and reflect the best currently available estimates and judgment of Discovery’s management as to the expected future financial performance of Discovery, the Business and FoundryCo. We have also assumed that the final form of the Agreement and the Ancillary Agreements will be substantially similar to the last drafts reviewed by us.

Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of, the date hereof.

We are acting as financial advisor to Discovery in connection with the Transaction and will receive a fee from Discovery for our services, a significant portion of which is contingent upon the consummation of the Agreement. In addition, Discovery has agreed to indemnify us for certain liabilities arising out of our engagement.

We have, in the past, provided financial advisory and financing services to Discovery and may continue to do so and have received, and may receive, fees for the rendering of such services. Merrill Lynch was financial advisor to Discovery in Pearl’s common stock investment in Discovery in November 2007, co-manager in Discovery’s convertible notes offering in April 2007, and sole manager in Discovery’s common stock offering in January 2006. In addition, in the ordinary course of our business, we or our affiliates may actively trade Discovery shares and other securities of Discovery for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the Board of Directors of Discovery. Our opinion does not address the merits of the underlying decision by Discovery to engage in the Agreement and does not constitute a recommendation to any stockholder as to how such stockholder should vote on any matter related to the transactions contemplated by the Agreement. In addition, you have not asked us to address, and this opinion does

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not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Discovery. In rendering this opinion, we express no view or opinion with respect to the fairness (financial or otherwise) of the amount or nature or any other aspect of any compensation payable to or to be received by any officers, directors, or employees of any parties to the Agreement, or any class of such persons, relative to the Consideration. We also express no view or opinion with respect to the fairness (financial or otherwise) of the Commercial Agreements. Our opinion has been authorized for issuance by the U.S. Fairness Opinion (and Valuation Letter) Committee of Merrill Lynch.

On the basis of and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by Discovery pursuant to the Agreement is fair from a financial point of view.

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated

MERRILL LYNCH, PIERCE, FENNER & SMITH                          INCORPORATED

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ANNEX B

October 6, 2008

Transaction Oversight Committee of the

Board of Directors

Advanced Micro Devices, Inc.

One AMD Place

Sunnyvale, CA 94088-3453

Members of the Transaction Oversight Committee of the Board:

We understand that Advanced Micro Devices, Inc. (“AMD” or the “Company”), Advanced Technology Investment Company LLC (“Oyster”), an entity wholly owned by the Government of the Emirate of Abu Dhabi, and West Coast Hitech L.P., (“Pearl”), an entity affiliated with Mubadala Development Company and controlled by the Government of the Emirate of Abu Dhabi, propose to enter into a Master Transaction Agreement, substantially in the form of the draft dated October 4, 2008 (the “Master Agreement”), which provides, among other things, for: (i) the contribution by AMD of certain assets related to its semiconductor manufacturing business (the “FoundryCo Assets”), and certain related liabilities including, without limitation, $1.2 billion in third-party debt (the “FoundryCo Liabilities”) to a subsidiary to be formed by AMD (“FoundryCo”), in exchange for an approximately 63% initial interest and a 50% voting interest in FoundryCo, and the extinguishment of certain intercompany accounts relating to such business; (ii) the contribution by Oyster of $1.4 billion in cash to FoundryCo in exchange for a 37% initial economic interest and a 50% voting interest in FoundryCo; (iii) the contribution by Oyster of $700 million in cash to AMD in exchange for the transfer of an approximately 18.5% interest in FoundryCo from AMD to Oyster, resulting in AMD owning 44.5% on a fully converted basis, and a 50% voting interest in FoundryCo and Oyster owning 55.5% on a fully converted basis, and a 50% voting interest in FoundryCo; (iv) the issuance by AMD to Pearl of 58 million newly issued shares of common stock, par value $0.01 per share, of AMD (the “AMD Common Stock”) and warrants to purchase 30 million shares of AMD Common Stock for $0.01 per share for $314 million; (v) the provision of certain future financing to FoundryCo by Oyster and AMD (the “Funding Commitment”); and (vi) the execution of certain related commercial agreements including, among other things, with respect to the provision of certain wafer fabrication foundry services by FoundryCo to AMD and certain related purchase and exclusivity commitments by AMD to FoundryCo. The actions contemplated by clauses (i) through (vi) above are referred to collectively herein as the “Transaction”. The consideration received by AMD pursuant to the actions described in clauses (i), (iii) and (iv) are referred to herein in the aggregate as the “Consideration”. The terms of the Transaction are more fully described in the Master Agreement.

You have asked for our opinion as to whether the Consideration to be received by AMD in connection with the Transaction is fair from a financial point of view to AMD.

For purposes of the opinion set forth herein, we have:

1)	reviewed certain publicly available financial statements and other business and financial information of AMD;

2)	reviewed certain internal financial statements and other financial and operating data concerning AMD;

3)	reviewed certain financial projections of AMD and FoundryCo prepared by the management of AMD;

4)	reviewed certain financial projections of FoundryCo jointly prepared by the managements of AMD and Pearl, respectively;

5)	discussed the past and current operations and financial condition and the prospects of AMD and FoundryCo, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction, with senior executives of AMD and Pearl, respectively;

6)	reviewed the pro forma impact of the Transaction on AMD’s earnings per share, cash flow, consolidated capitalization and financial ratios;

7)	compared the operations and financial forecasts for FoundryCo with that of certain publicly-traded companies comparable with FoundryCo;

8)	reviewed the financial terms, to the extent publicly available, of certain transactions comparable to the Transaction;

9)	compared the financial performance of AMD and the prices and trading activity of the AMD Common Stock with that of certain other publicly-traded companies comparable with AMD, and their securities;

10)	participated in certain discussions and negotiations among representatives of AMD and Pearl and their financial and legal advisors;

11)	reviewed the Master Agreement and certain related documents; and

12)	performed such other analyses and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by AMD and Pearl, and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Transaction, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of AMD and Pearl of the future financial performance of AMD and FoundryCo, as applicable. In addition, we have assumed that the Transaction will be consummated in accordance with the terms set forth in the Master Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Oyster will obtain financing in accordance with the terms set forth in the Master Agreement and related agreements. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Transaction. We have relied upon, without independent verification, the assessment by the Company of (i) the future, potential financial performance of each of AMD and FoundryCo; (ii) the likely terms and conditions of FoundryCo’s future customer contracts, if any; (iii) the ability of FoundryCo to acquire and retain customers; (iv) the timing of, and risks associated with, the creation of FoundryCo; and (v) the validity of, and risks associated with, FoundryCo’s existing and future technologies, intellectual property, products, services and business models. In connection with our analysis of the Consideration, we have taken into consideration the Funding Commitment and other factors that we deemed appropriate. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of AMD and Pearl and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Our opinion only addresses the fairness, from a financial point of view, of the Consideration to be received by the Company in connection with the Transaction. Our opinion does not address the fairness of any non-financial aspects of the Transaction. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of AMD’s, Pearl’s or Oyster’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by AMD in the Transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

We have acted as financial advisor to the Transaction Oversight Committee of the Board of Directors of AMD in connection with the Transaction and will receive a fee for our services, which is contingent upon the earliest to occur of the rendering of this financial opinion, the termination of discussions relating to the Transaction, the termination of the Transaction, the closing of the Transaction, or March 31, 2009. In the two years prior to the date hereof, we have provided financial advisory and financing services for AMD and Pearl and have received fees in connection with such services. Morgan Stanley may also seek to provide such services to AMD and Pearl in the future and expects to receive fees for the rendering of these services.

Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Pearl, AMD, Oyster or any other company, or any currency or commodity, that may be involved in this Transaction, or any related derivative instrument.

This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Transaction Oversight Committee of the Board of Directors of AMD and may not be used for any other purpose without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this Transaction if such inclusion is required by applicable law. In addition, this opinion does not in any manner address the prices at which the AMD Common Stock will trade following consummation of the Transaction and Morgan Stanley expresses no opinion or recommendation as to how the stockholders of AMD should vote at the stockholders’ meeting to be held in connection with the Transaction.

Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by AMD in connection with the Transaction is fair from a financial point of view to AMD.

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:	/S/ NICHOLAS OSBORNE
Nicholas Osborne Managing Director

Exhibit A

EXECUTION COPY

MASTER TRANSACTION AGREEMENT

By and Among

ADVANCED MICRO DEVICES, INC.,

ADVANCED TECHNOLOGY INVESTMENT COMPANY LLC

and

WEST COAST HITECH L.P.

Dated as of October 6, 2008

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APPENDIX A    DEFINED TERMS

SCHEDULE 2.08	Statement of Principles for Initial Valuation Net Tangible Assets
SCHEDULE A	Schedule of Minimum Required Authorizations and Consents
SCHEDULE B	Disclosure Schedule

EXHIBIT A	Form of FoundryCo Joinder
EXHIBIT B	Form of FoundryCo Memorandum and Articles of Association
EXHIBIT C	Schedule of FoundryCo Assets
EXHIBIT D	Schedule of Excluded Assets
EXHIBIT E	Schedule of Assumed Liabilities
EXHIBIT F	Form of Registration Rights Agreement
EXHIBIT G	Form of Deed of Contribution
EXHIBIT H	Form of Assumption Agreement
EXHIBIT I	Form of FoundryCo Convertible Notes
EXHIBIT J	Form of Warrants
EXHIBIT K	Form of Wafer Supply Agreement
EXHIBIT L	Initial Capitalization Table of FoundryCo
EXHIBIT M	Form of Legal Opinion of Latham & Watkins LLP
EXHIBIT N	Form of Legal Opinion of the general counsel of Discovery
EXHIBIT O	Form of Legal Opinion of Richards Layton & Finger
EXHIBIT P	Form of Legal Opinion of Walkers
EXHIBIT Q	Form of Legal Opinion of Shearman & Sterling LLP
EXHIBIT R	Form of Legal Opinion of Maples & Calder
EXHIBIT S	Form of Funding Agreement
EXHIBIT T	Form of Transition Services Agreement
EXHIBIT U	Form of Patent License Agreement
EXHIBIT V	Form of Patent Transfer and License Agreement
EXHIBIT W	Form of Non-Patent Intellectual Property and Technology Transfer Agreement
EXHIBIT X	Form of Shareholders’ Agreement

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MASTER TRANSACTION AGREEMENT, dated as of October 6, 2008, by and among Advanced Micro Devices, Inc., a Delaware corporation (“Discovery”), Advanced Technology Investment Company LLC, a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly owned by the Government of the Emirate of Abu Dhabi (“Oyster”), and West Coast Hitech L.P., an exempted limited partnership organized under the laws of the Cayman Islands (“Pearl”), acting through its general partner, West Coast Hitech G.P., Ltd., a corporation organized under the laws of the Cayman Islands. Discovery, Oyster and Pearl are sometimes referred to herein as the “Parties,” and each individually as a “Party.”

WHEREAS, Discovery intends to form an exempted company under the laws of the Cayman Islands (“FoundryCo”) to act as the holding company for a joint venture between Discovery and Oyster;

WHEREAS, Discovery wishes to contribute or to cause its Subsidiaries to contribute to FoundryCo, and the Parties wish to cause FoundryCo to acquire from Discovery and its Subsidiaries, the FoundryCo Assets in consideration of the issuance by FoundryCo to Discovery (or a Subsidiary of Discovery designated by Discovery prior to the Closing) of one (1) Class A Ordinary Share, one million six hundred eighty thousand three hundred fifty-five (1,680,355) Class A Preferred Shares, seven hundred thousand (700,000) Class B Preferred Shares, and the assumption of the Assumed Liabilities by FoundryCo and its Subsidiaries;

WHEREAS, Oyster wishes (i) to contribute cash to FoundryCo in consideration of the issuance by FoundryCo to Oyster of one (1) Class A Ordinary Share, three hundred thirty-six thousand seventy-one (336,071) Class A Preferred Shares, six hundred forty-four thousand two hundred eighty-four (644,284) Class B Preferred Shares, eighty-three million nine hundred twenty-nine thousand dollars ($83,929,000) aggregate principal amount of Class A Convertible Notes and three hundred thirty-five million seven hundred sixteen thousand dollars ($335,716,000) aggregate principal amount of Class B Convertible Notes; and (ii) to transfer cash to Discovery in consideration of the transfer by Discovery of seven hundred thousand (700,000) Class B Preferred Shares to Oyster; and

WHEREAS, Pearl wishes to contribute cash to Discovery in consideration of the issuance by Discovery to Pearl of the Discovery Shares and the Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings referred to or ascribed to such terms in Appendix A.

SECTION 1.02. Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated;

(b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) any certificate delivered pursuant to this Agreement shall be deemed a representation and warranty contained in this Agreement as to the matters covered thereby;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(i) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of comparable successor Laws, and any rules and regulations promulgated thereunder;

(j) any reference in this Agreement to a “day” or a number of “days” (without the explicit qualification of “Business”) shall be interpreted as a reference to a calendar day or number of calendar days;

(k) references to a Person are also to its successors and permitted assigns; and

(l) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

THE CLOSING

SECTION 2.01. Contribution of FoundryCo Assets. (a) Upon the terms and subject to the conditions of this Agreement, at the Closing, Discovery shall contribute to the capital of, or cause its Subsidiaries to contribute to the capital of, FoundryCo, and the Parties shall cause FoundryCo and its Subsidiaries to receive from Discovery and its Subsidiaries, the FoundryCo Assets pursuant to the Deed of Contribution, the Assumption Agreement, any additional instruments of conveyance or assumption as may be required by local Laws, and such other documentation as may be necessary to effect such transaction, it being understood that Discovery shall not directly contribute to FoundryCo such of the FoundryCo Assets as shall be held by the Transferred FoundryCo Subsidiaries, but rather Discovery shall contribute such FoundryCo Assets to FoundryCo by transferring the ownership of the Transferred FoundryCo Subsidiaries to FoundryCo.

(b) Notwithstanding anything in Section 2.01(a) to the contrary, the FoundryCo Assets shall exclude the Excluded Assets.

SECTION 2.02. Assumption and Exclusion of Liabilities. (a) Upon the terms and subject to the conditions of this Agreement, at the Closing, the Parties shall cause FoundryCo or one or more of its Subsidiaries to execute and deliver the Assumption Agreement, any additional instruments of conveyance or assumption as may be required by local Laws, and such other documentation as may be necessary to cause FoundryCo or one or more of its Subsidiaries to assume and agree to pay, perform and discharge the Assumed Liabilities.

(b) Notwithstanding anything in Section 2.02(a) to the contrary, the Remaining Discovery Group shall retain, and shall be responsible for paying, performing and discharging when due, and the FoundryCo Group shall not assume or have any responsibility for, the Excluded Liabilities.

(c) On the Closing Date, or as promptly as practicable thereafter but in no event later than sixty (60) calendar days thereafter, the water, gas, electricity and other utilities, common area maintenance reimbursements to lessors, local business or other license or permit fees, insurance premiums and other periodic

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charges payable with respect to the FoundryCo Assets shall be prorated between the Remaining Discovery Group and the FoundryCo Group, with the Remaining Discovery Group bearing such costs and expenses attributable to the period through and including the Closing Date and the FoundryCo Group bearing such costs and expenses attributable to the period after the Closing Date. The Parties shall thereafter correct any misallocation of such costs and expenses as they may discover from time to time in a manner consistent with this paragraph.

SECTION 2.03. Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement shall take place at a closing (the “Closing”) to be held at the opening of business in London, England on the seventh (7th ) Business Day following the satisfaction or waiver of the conditions set forth in Article XI hereof (the “Closing Date”) (other than those conditions that by their nature cannot be satisfied until the Closing Date, which shall be satisfied as of the Closing Date), or at such other date and time as the Parties may mutually agree in writing.

SECTION 2.04. Closing Deliveries by Discovery.

(a) Closing Deliveries by Discovery to FoundryCo. At the Closing, Discovery shall deliver or cause to be delivered to FoundryCo or one or more of its Subsidiaries, as applicable (such instruments, collectively, the “Discovery FoundryCo Closing Deliverables”):

(i)	an executed counterpart of the Deed of Contribution and additional instruments of conveyance or assumption required by local Laws, with all required documentary and Conveyance Tax stamps affixed and such other instruments, in form and substance reasonably satisfactory to Oyster, as may reasonably be requested by Oyster to transfer the FoundryCo Assets to FoundryCo or evidence such transfer on the public records;

(ii)	an executed counterpart of the Assumption Agreement;

(iii)	a receipt for one (1) Class A Ordinary Share, one million six hundred eighty thousand three hundred fifty-five (1,680,355) Class A Preferred Shares and seven hundred thousand (700,000) Class B Preferred Shares;

(iv)	a true and complete copy, certified by the secretary or an assistant secretary of Discovery, of the resolutions duly and validly adopted by the board of directors of Discovery evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(v)	with respect to each Transferred FoundryCo Subsidiary or Transferred FoundryCo JV Entity:

(A)	the constituent or charter documents of each Transferred FoundryCo Subsidiary and Transferred FoundryCo JV Entity in effect as of the Closing, duly certified by the proper officials of the jurisdiction of organization of each such entity;

(B)	share transfer deeds and all other certificates or instruments representing the shares, partnership interests or other ownership interests of the Transferred FoundryCo Subsidiaries and Transferred FoundryCo JV Entities, duly endorsed and accompanied by necessary documentation for transfer;

(C)	the resignations, effective on the Closing Date, of the officers and directors of each Transferred FoundryCo Subsidiary and Transferred FoundryCo JV Entity who will no longer serve in such capacities following the Closing;

(D)	the complete and correct operating agreements and other records in Discovery’s possession (including registration of stock transfers) with respect to the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities; and

(E)	the complete and correct partnership agreements of each Transferred FoundryCo JV Entity;

(vi)

good standing certificates or other similar certificates (such as an excerpt of the commercial register, or Handelsregister) for each Transferred FoundryCo Subsidiary from the secretary of state or similar Governmental Authority of the jurisdiction in which such entity is incorporated or

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organized and from the secretary of state or similar Governmental Authority in each other jurisdiction in which the properties owned or leased by any Transferred FoundryCo Subsidiary, or the operation of its business in such jurisdiction, requires any Transferred FoundryCo Subsidiary to qualify to do business, in each case dated as of a date not earlier than ten (10) Business Days prior to the Closing;

(vii)	the executed Discovery FoundryCo Closing Certificate;

(viii)	the executed Patent Assignments; and

(ix)	executed counterparts of each other Transaction Document required to be delivered by Discovery or its Subsidiaries to FoundryCo or its Subsidiaries.

(b) Closing Deliveries by Discovery to Oyster. At the Closing, Discovery shall deliver or cause to be delivered to Oyster or its designee (such instruments, collectively, the “Discovery Oyster Closing Deliverables”):

(i)	a receipt for the Oyster/Discovery Cash Consideration;

(ii)	a true and complete copy, certified by the secretary or an assistant secretary of Discovery, of the resolutions duly and validly adopted by the board of directors of Discovery evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(iii)	the executed Discovery Oyster Closing Certificate;

(iv)	drafts of certificates representing seven hundred thousand (700,000) Class B Preferred Shares registered in the name of Oyster; and

(v)	executed counterparts of each other Transaction Document required to be delivered by Discovery or its Subsidiaries to Oyster or its Subsidiaries.

(c) Closing Deliveries by Discovery to Pearl. At the Closing, Discovery shall deliver or cause to be delivered to Pearl or its designee (such instruments, collectively, the “Discovery Pearl Closing Deliverables”):

(i)	the Discovery Shares in book entry form delivered into the account of DTC or a DTC Participant custodian designated by Pearl;

(ii)	the Warrants;

(iii)	a receipt for the Pearl/Discovery Cash Consideration;

(iv)	a true and complete copy, certified by the secretary or an assistant secretary of Discovery, of the resolutions duly and validly adopted by the board of directors of Discovery evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(v)	a true and complete copy, certified by the secretary or an assistant secretary of Discovery, of the NYSE Required Approval;

(vi)	the executed Discovery Pearl Closing Certificate; and

(vii)	executed counterparts of each other Transaction Document required to be delivered by Discovery or its Subsidiaries to Pearl or its Subsidiaries.

SECTION 2.05. Closing Deliveries by FoundryCo.

(a) Closing Deliveries by FoundryCo to Discovery. At the Closing, the Parties shall cause FoundryCo or its Subsidiaries, as applicable, to deliver to Discovery or its Subsidiaries, as applicable (such instruments, collectively, the “FoundryCo Discovery Closing Deliverables”):

(i)

drafts of certificates representing one (1) Class A Ordinary Share, one million six hundred eighty thousand three hundred fifty-five (1,680,355) Class A Preferred Shares and seven hundred thousand (700,000) Class B Preferred Shares, registered in the name of Discovery or its designee

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and a draft of the register of members of FoundryCo showing the registration of said Class A Ordinary Share, Class A Preferred Shares, and Class B Preferred Shares;

(ii)	executed counterparts of the Assumption Agreement and each other applicable instrument of conveyance, assignment or assumption that requires FoundryCo’s or such Subsidiary’s execution to be effective;

(iii)	a true and complete copy of the Memorandum and Articles of Association of FoundryCo and the constituent or charter documents as in effect at the Closing of each Subsidiary of FoundryCo that is not a Transferred FoundryCo Subsidiary, duly certified by the proper officials of the jurisdiction of organization of each such entity;

(iv)	a true and complete copy, certified by a director or officer of FoundryCo or such Subsidiary, of the resolutions duly and validly adopted by the board of directors of FoundryCo or other competent body of such Subsidiary evidencing their authorization of the execution and delivery of the FoundryCo Joinder and each Ancillary Agreement to which FoundryCo will become a party as of the Closing and the consummation of the transactions contemplated hereby and thereby;

(v)	the executed FoundryCo Discovery Closing Certificate; and

(vi)	executed counterparts of the FoundryCo Joinder and each other Transaction Document to which FoundryCo or its Subsidiaries and Discovery or its Subsidiaries will be parties at the Closing.

(b) Closing Deliveries by FoundryCo to Oyster. At the Closing, the Parties shall cause FoundryCo or its Subsidiaries, as applicable, to deliver to Oyster or its Subsidiaries, as applicable (such instruments, collectively, the “FoundryCo Oyster Closing Deliverables”):

(i)	drafts of certificates representing one (1) Class A Ordinary Share, three hundred thirty-six thousand seventy-one (336,071) Class A Preferred Shares, six hundred forty-four thousand two hundred eighty-four (644,284) Class B Preferred Shares, eighty-three million nine hundred twenty-nine thousand dollars ($83,929,000) aggregate principal amount of Class A Convertible Notes and three hundred thirty-five million seven hundred sixteen thousand dollars ($335,716,000) aggregate principal amount of Class B Convertible Notes, and a draft of the register of members of FoundryCo showing the registration of said Class A Ordinary Share, Class A Preferred Shares and Class B Preferred Shares;

(ii)	a receipt for the Oyster/FoundryCo Cash Consideration;

(iii)	a true and complete copy of the Memorandum and Articles of Association of FoundryCo and the constituent or charter documents as in effect at the Closing of each Subsidiary of FoundryCo, duly certified by the proper officials of the jurisdiction of organization of each such entity;

(iv)	a true and complete copy, certified by a director or officer of FoundryCo or such Subsidiary, of the resolutions duly and validly adopted by the board of directors of FoundryCo or other competent body of such Subsidiary evidencing their authorization of the execution and delivery of the FoundryCo Joinder and each Ancillary Agreement to which it will become a party as of the Closing and the consummation of the transactions contemplated hereby and thereby; and

(v)	executed counterparts of the FoundryCo Joinder and each other Transaction Document to which FoundryCo or its Subsidiaries and Oyster or its Subsidiaries will be parties at the Closing.

SECTION 2.06. Closing Deliveries by Oyster. Closing Deliveries by Oyster to Discovery. At the Closing, Oyster shall deliver or cause to be delivered to Discovery (such instruments, collectively, the “Oyster Discovery Closing Deliverables”):

(i)	the Oyster/Discovery Cash Consideration by wire transfer in immediately available funds;

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(ii)	a true and complete copy, certified by an authorized representative of Oyster of the resolutions duly and validly adopted by Oyster evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(iii)	the executed Oyster Discovery Closing Certificate; and

(iv)	executed counterparts of each other Transaction Document to which Oyster or its Subsidiaries and Discovery or its Subsidiaries will be parties at the Closing.

(b) Closing Deliveries by Oyster to FoundryCo. At the Closing, Oyster shall deliver or cause to be delivered to FoundryCo (such instruments, collectively, the “Oyster FoundryCo Closing Deliverables”):

(i)	the Oyster/FoundryCo Cash Consideration by wire transfer in immediately available funds;

(ii)	a receipt for one (1) Class A Ordinary Share, three hundred thirty-six thousand seventy-one (336,071) Class A Preferred Shares, six hundred forty-four thousand two hundred eighty-four (644,284) Class B Preferred Shares, eighty-three million nine hundred twenty-nine thousand dollars ($83,929,000) aggregate principal amount of Class A Convertible Notes and three hundred thirty-five million seven hundred sixteen thousand dollars ($335,716,000) aggregate principal amount of Class B Convertible Notes;

(iii)	a true and complete copy, certified by an authorized representative of Oyster of the resolutions duly and validly adopted by Oyster evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(iv)	the executed Oyster FoundryCo Closing Certificate; and

(v)	executed counterparts of each other Transaction Document to which Oyster and FoundryCo will be parties at the Closing.

SECTION 2.07. Closing Deliveries by Pearl to Discovery. At the Closing, Pearl shall deliver or cause to be delivered to Discovery (such instruments, collectively, the “Pearl Discovery Closing Deliverables”):

(i)	the Pearl/Discovery Cash Consideration by wire transfer in immediately available funds;

(ii)	a receipt for the Discovery Shares and the Warrants;

(iii)	a true and complete copy, certified by an authorized representative of Pearl of the resolutions duly and validly adopted by Pearl evidencing its authorization of the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby;

(iv)	the executed Pearl Discovery Closing Certificate; and

(v)	executed counterparts of each other Transaction Document to which Pearl or its Subsidiaries and Discovery or its Subsidiaries will be parties at the Closing.

SECTION 2.08. Adjustment of Purchase Price. The Purchase Price shall be subject to adjustment at or after the Closing as specified herein:

(a) Closing Statement of Initial Valuation Net Tangible Assets. As promptly as practicable, but in any event within ninety (90) calendar days following the Closing, FoundryCo shall deliver to Discovery and Oyster the Closing Statement of Initial Valuation Net Tangible Assets, together with a statement of the chief financial officer of FoundryCo (or, if FoundryCo shall not have a chief financial officer, a statement of such other senior executive officer responsible for the preparation of the financial statements of FoundryCo) certifying that the Closing Statement of Initial Valuation Net Tangible Assets fairly presents FoundryCo’s Initial Valuation Net Tangible Assets at the Closing in accordance with the Statement of Principles for Initial Valuation Net Tangible

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Assets included on Schedule 2.08. During the preparation of the Closing Statement of Initial Valuation Net Tangible Assets, and during the period for resolution of disputes set forth in Section 2.08(b), Discovery, Oyster and their respective representatives (including their independent accountants) shall have the right to review FoundryCo’s, Discovery’s, and any of their respective consolidated Subsidiaries’ books and records, accounting policies, internal controls processes, and other information relevant to the preparation of the Reference Statement of Initial Valuation Net Tangible Assets or the Closing Statement of Initial Valuation Net Tangible Assets. In connection with such review, each of FoundryCo and Discovery agrees that it will reasonably cooperate and cause its respective Subsidiaries to reasonably cooperate with Oyster, and in the case of FoundryCo, with Discovery, and the respective representatives of Oyster and Discovery, as the case may be, to provide all such requested information, and to make available during normal business hours FoundryCo’s, Discovery’s and their respective Subsidiaries’ management and employees, in each case as reasonably deemed necessary and appropriate by Discovery or Oyster or their respective representatives in order to perform such review.

(b) Disputes. (i) Subject to clause (ii) of this Section 2.08(b), the Closing Statement of Initial Valuation Net Tangible Assets delivered by FoundryCo to Discovery and Oyster shall be final, conclusive and binding on the parties hereto.

(ii)

Either Discovery or Oyster may dispute any amounts reflected on the Closing Statement of Initial Valuation Net Tangible Assets if the dispute, if resolved completely in favor of Discovery or Oyster, as applicable, would result in the Initial Valuation Net Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets being greater or less than the Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount, but only on the basis that the amounts reflected on the Closing Statement of Initial Valuation Net Tangible Assets were not arrived at in accordance with the Statement of Principles for Initial Valuation Net Tangible Assets and the Reference Statement of Initial Valuation Net Tangible Assets or were arrived at based on mathematical or clerical error; provided, however, that Discovery or Oyster, as applicable, shall have notified the other Party in writing of each disputed item, specifying the estimated amount thereof in dispute and setting forth, in reasonable detail, the basis for such dispute, within thirty (30) Business Days of FoundryCo’s delivery of the Closing Statement of Initial Valuation Net Tangible Assets to Discovery and Oyster. In the event of such a dispute, Discovery and Ernst & Young LLP, on the one hand, and Oyster and KPMG LLP, on the other hand, shall attempt to reconcile their differences, and any resolution by them as to any disputed amounts shall be final, conclusive and binding on the Parties hereto. If any such resolution leaves in dispute amounts the net effect of which in the aggregate would not result in the Initial Valuation Net Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets being greater or less than the Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount, all such amounts remaining in dispute shall then be deemed to have been resolved in favor of the Closing Statement of Initial Valuation Net Tangible Assets delivered by FoundryCo to Discovery and Oyster. If Discovery and Oyster are unable to reach a resolution with such effect within twenty (20) Business Days after the receipt by Discovery or Oyster, as applicable, of the other Party’s written notice of dispute, Discovery and Oyster shall submit the items remaining in dispute for resolution to PricewaterhouseCoopers LLP (or, if such firm shall decline or is unable to act or is not, at the time of such submission, independent of Discovery, Oyster and FoundryCo, to another independent accounting firm of international reputation mutually acceptable to Discovery and Oyster) (either PricewaterhouseCoopers LLP or such other accounting firm being referred to herein as the “Independent Accounting Firm”), which shall, within thirty (30) Business Days after such submission, determine and report to Discovery and Oyster upon such remaining disputed items, and such report shall be final, conclusive and binding on Discovery and Oyster. The fees and disbursements of the Independent Accounting Firm shall be allocated between Discovery and Oyster in the same proportion that the aggregate amount of such remaining disputed items so

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submitted to the Independent Accounting Firm that is unsuccessfully disputed by each such Party (as finally determined by the Independent Accounting Firm) bears to the total amount of such remaining disputed items so submitted. The scope of the disputes to be resolved by the Independent Accounting Firm, and the scope of the Independent Accounting Firm’s review, shall be limited to disputes concerning whether the amounts reflected on the Closing Statement of Initial Valuation Net Tangible Assets were not arrived at on a basis consistent with the Statement of Principles for Initial Valuation Net Tangible Assets, or were arrived at based on mathematical or clerical error, and the Independent Accounting Firm shall not make any other determination.

(iii)	In acting under this Agreement, Ernst & Young LLP, KPMG LLP and the Independent Accounting Firm shall be entitled to the privileges and immunities of arbitrators.

(iv)	No adjustment to the Purchase Price pursuant to Section 2.08(c) shall be made with respect to amounts disputed by Discovery or Oyster pursuant to this Section 2.08(b), unless the net effect of the amounts successfully disputed by Discovery or Oyster, as the case may be, in the aggregate, results in the Initial Valuation Net Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets being greater or less than the Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount, in which case such adjustment to the Purchase Price pursuant to Section 2.08(c) shall only be made in an amount equal to any excess over the Designated Amount.

(c) Purchase Price Adjustment. The Closing Statement of Initial Valuation Net Tangible Assets shall be deemed final for the purposes of this Section 2.08 upon the earliest of (x) the failure of Discovery or Oyster to notify the other Party of a dispute within thirty (30) Business Days of FoundryCo’s delivery of the Closing Statement of Initial Valuation Net Tangible Assets to Discovery and Oyster, (y) the resolution of all disputes, pursuant to Section 2.08(b)(ii), by Discovery and Oyster, and (z) the resolution of all disputes, pursuant to Section 2.08(b)(ii), by the Independent Accounting Firm. Subject to the limitation set forth in Section 2.08(b)(iv), within three (3) Business Days of the Closing Statement of Initial Valuation Net Tangible Assets being deemed final, a Purchase Price adjustment shall be made as follows:

(i)	In the event that the amount of the Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets exceeds the amount of the Initial Valuation Net Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount, then the Purchase Price shall be adjusted downward in an amount equal to 1.13 times such excess over the Designated Amount, and FoundryCo shall make such adjustment by issuing to Oyster an additional Class A Convertible Note and an additional Class B Convertible Note with an aggregate principal amount equal to the amount of such adjustment and in the same proportion, by principal amount, as the Class A Convertible Note and Class B Convertible Note, respectively, issued to Oyster at Closing.

(ii)	In the event that the amount of the Initial Valuation Net Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets exceeds the amount of the Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount, then the Purchase Price shall be adjusted upward in an amount equal to 1.13 times such excess over the Designated Amount, and FoundryCo shall make such adjustment by canceling an aggregate principal amount of the Class A Convertible Note and the Class B Convertible Note issued to Oyster at Closing equal to the amount of such adjustment and in the same proportion, by principal amount, as the Class A Convertible Note and Class B Convertible Note, respectively, issued to Oyster at Closing.

(iii)

No purchase price adjustment shall be made in respect of any amount of Taxes reflected on the Closing Statement of Initial Valuation Net Tangible Assets that exceeds the amount of Taxes reflected on the Reference Statement of Initial Valuation Net Tangible Assets (which differences shall be the subject of indemnification pursuant to the Tax Matters Agreement), and no such excess shall be considered in the determination of whether the amount of Initial Valuation Net

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Tangible Assets reflected on the Closing Statement of Initial Valuation Net Tangible Assets exceeds the amount of Initial Valuation Net Tangible Assets reflected on the Reference Statement of Initial Valuation Net Tangible Assets by more than the Designated Amount.

(d) Adjustment on Certain Other Events. In the event that Discovery fails to deliver the Make Whole Consent or the Make Whole Payment at or prior to Closing, or in the event that at any time prior to, at or after the Closing, FoundryCo shall pay any Conveyance Taxes, then at Closing, or in the case of Conveyance Taxes paid after Closing, promptly after each payment by FoundryCo of such Conveyance Taxes, FoundryCo shall issue to Oyster an additional Class A Convertible Note and an additional Class B Convertible Note (in the same proportion, by principal amount, as the Class A Convertible Note and the Class B Convertible Note issued to Oyster at Closing in consideration of the payment of the Oyster/FoundryCo Cash Consideration) with aggregate principal amounts equal to the amount of such (i) payment or payments of Conveyance Taxes (if any) made by FoundryCo plus (ii) the amount, if any, of the value of the Make Whole Payment (or that portion thereof unpaid at Closing).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

OF DISCOVERY TO OYSTER AND PEARL RELATING TO DISCOVERY

Except as set forth in the appropriate Section of the Disclosure Schedule (provided that any information disclosed under any Section of the Disclosure Schedule shall be deemed disclosed and incorporated into any other Section thereof where it is reasonably apparent that such disclosure is relevant to such other Section), as an inducement to each of Oyster and Pearl to enter into this Agreement, Discovery hereby represents and warrants to each of Oyster and Pearl, as of the date hereof and as of the Closing (unless expressly stated to be made as of another time or for another period), as follows:

SECTION 3.01. Organization, Authority and Qualification of Discovery. Discovery has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and the Ancillary Agreements, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Discovery is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not, individually or in the aggregate, (a) materially and adversely affect the ability of Discovery to carry out its obligations under or consummate the transactions contemplated by this Agreement or the Ancillary Agreements or (b) otherwise result in a Discovery Material Adverse Effect or a FoundryCo Material Adverse Effect.

SECTION 3.02. Good Standing of Subsidiaries. Each of Discovery’s Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation (to the extent such concept is recognized in such jurisdiction), has corporate power and authority to own, lease and operate its properties, to enter into any Ancillary Agreement to which such Subsidiary is or will become a party, to carry out its obligations thereunder, to consummate the transactions contemplated thereby, and to conduct its business as described in the Discovery SEC Documents, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not, individually or in the aggregate, (a) materially and adversely affect the ability of Discovery to carry out its obligations under, or consummate the transactions contemplated by, this Agreement or the Ancillary Agreements or (b) result in a Discovery Material Adverse Effect or a FoundryCo Material Adverse Effect; except for (i) Advanced Micro Devices Belgium N.V., six (6) shares of which are owned by an individual, Thomas M. McCoy, and (ii) Discovery Fab 36 Limited Liability Company & Co. KG, nine-point-seven-nine percent (9.79%) of the limited partner interests of which are owned by an unaffiliated third party, all of the issued and outstanding capital stock of each such Subsidiary has been

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duly authorized and validly issued, is fully paid and non-assessable and, except as set forth in the Discovery SEC Documents, all outstanding capital stock of each such Subsidiary is owned by Discovery, directly or through Subsidiaries, and is free and clear of any Encumbrance, except for all shares or interests of Discovery Fab 36 Limited Liability Company & Co. KG, Discovery Fab 36 Holding GmbH, Discovery Fab 36 Admin GmbH and Discovery Fab 36 LLC, which are pledged to lenders in connection with the Term Loan Facility Agreement.

SECTION 3.03. Authorization of Agreements; Enforceability. The execution and delivery of this Agreement by Discovery and the execution and delivery of the Ancillary Agreements by Discovery and each of its Subsidiaries who is or will become a party thereto, the performance by Discovery and each such Subsidiary of its obligations hereunder and thereunder and the consummation by Discovery and each such Subsidiary of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Discovery and each such Subsidiary. This Agreement has been, and upon their execution the Ancillary Agreements shall have been, duly executed and delivered by Discovery and each such Subsidiary, and this Agreement constitutes, and upon their execution the Ancillary Agreements shall constitute, valid and binding obligations of Discovery and each such Subsidiary, enforceable against Discovery and each such Subsidiary in accordance with their respective terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

SECTION 3.04. Absence of Further Requirements. The execution and delivery of this Agreement by Discovery and the execution and delivery of the Ancillary Agreements by Discovery and each of its Subsidiaries who is or will become a party thereto, the performance by Discovery and each such Subsidiary of their obligations hereunder and thereunder and the consummation by Discovery and each such Subsidiary of the transactions contemplated hereby and thereby do not and will not require any material Authorizations other than the Required Authorizations and do not and will not require any material Consents other than the Required Consents.

SECTION 3.05. Capitalization. The capital stock of Discovery conforms in all material respects to the description thereof contained in the Discovery SEC Documents. The shares of issued and outstanding capital stock of Discovery have been duly authorized and validly issued and are fully paid and non-assessable. As of September 27, 2008, there were 608,461,106 shares of Discovery Common Stock issued and outstanding. Since September 27, 2008, Discovery has not issued any shares of Discovery Common Stock except under the Stock Option Plans or pursuant to contractual rights described in the Discovery SEC Documents, and since September 27, 2008, except pursuant to the Stock Option Plans, Discovery has not granted or issued any, and except as described in the Discovery SEC Documents, there do not exist any, options, warrants or other rights to purchase, agreements or obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock or ownership interests in Discovery.

SECTION 3.06. Discovery SEC Documents. Discovery has filed all forms, reports and documents required to be filed by it with the SEC since December 31, 2005 (collectively, the “Discovery SEC Documents”). The Discovery SEC Documents (i) at the time they were filed, or, if amended, as of the date of such amendment, complied in all material respects with either the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of Discovery’s Subsidiaries are required to file any form, report or other document with the SEC.

SECTION 3.07. Financial Statements. The financial statements included or incorporated by reference in the Discovery SEC Documents, together with the related schedules and notes, present fairly in all material respects the financial condition, results of operations and cash flows of Discovery and its consolidated Subsidiaries at the dates indicated, and said financial statements have been prepared in conformity with GAAP (except as otherwise noted therein).

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SECTION 3.08. Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Discovery SEC Documents are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder.

SECTION 3.09. Stock Options. With respect to the Stock Options, (i) each Stock Option designated by Discovery at the time of grant as an “incentive stock option,” as defined in the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the Grant Date by all necessary corporate action, including, as applicable, approval by the board of directors of Discovery (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes, (iii) each such grant was made in accordance with the terms of the Stock Option Plans, the Exchange Act, and all other Laws and regulations of the New York Stock Exchange and any other exchange on which Discovery securities are traded, (iv)(A) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Discovery Common Stock on the applicable Grant Date or (B) if the per share exercise price was not equal to or greater than the fair market value of a share of Discovery Common Stock on the applicable Grant Date, the appropriate accounting charges were taken in Discovery’s financial statements, and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of Discovery and disclosed in Discovery’s filings with the SEC in accordance with the Exchange Act and other applicable Laws. Discovery has not knowingly granted, and there is no and has been no policy or practice of Discovery of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with the release or other public announcement of material information regarding Discovery or its Subsidiaries or their results of operations or prospects.

SECTION 3.10. No Material Adverse Change in Business. Except as otherwise disclosed in the Discovery SEC Documents, since the respective dates as of which information is given in the Discovery SEC Documents, (i) Discovery has conducted the Discovery Business only in the ordinary course, consistent with past practice, (ii) there has been no Discovery Material Adverse Effect or FoundryCo Material Adverse Effect and (iii) there has been no dividend or distribution of any kind declared, paid or made by Discovery on any class of its capital stock.

SECTION 3.11. Absence of Defaults and Conflicts. Neither Discovery nor any of its Subsidiaries is in material default under any Material Discovery Contract. The execution and delivery by Discovery of this Agreement and the Ancillary Agreements, and the execution and delivery of the Ancillary Agreements by each Subsidiary who is or will become a party thereto, the compliance by Discovery and each such Subsidiary with all the provisions hereof or thereof, the performance by Discovery and each such Subsidiary of all of its obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, and the delivery of the Discovery Shares and Warrants pursuant to this Agreement and the delivery of the Warrant Shares pursuant to the Warrants will not: (i) assuming the receipt of all Required Consents, conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws or other constituent documents of Discovery or any of its Subsidiaries, any Material Discovery Contract, or any other indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Discovery and its Subsidiaries, taken as a whole, to which Discovery or any of its Subsidiaries is a party or by which Discovery or any of its Subsidiaries or their respective property is bound; (ii) materially violate or conflict with any Law applicable to Discovery, any of its Subsidiaries or their respective property; (iii) result in the imposition or creation of (or the obligation to create or impose) any material Encumbrance on the assets, properties or business of Discovery, including the FoundryCo Assets, under any agreement or instrument to which Discovery or any of its Subsidiaries is a party or by which Discovery or any of its Subsidiaries or their respective property is bound; or (iv) result in the suspension, termination or revocation of any material Consent or Authorization of Discovery or any of its Subsidiaries or any other impairment of the rights of the holder of any such material Consent or Authorization.

SECTION 3.12. Absence of Proceedings. To the knowledge of Discovery and its Subsidiaries, except as disclosed in the Discovery SEC Documents, which descriptions are accurate in all material respects, there is no material Action before or brought by any Governmental Authority, now pending or threatened against or affecting Discovery or such Subsidiary.

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SECTION 3.13. Absence of Labor Dispute. No significant unfair labor practice complaint is pending against Discovery or any of its Subsidiaries or, to the knowledge of Discovery, threatened against any of them, before the National Labor Relations Board or any similar Governmental Authority and no significant Action arising out of or under any collective bargaining or collective agreement is pending against Discovery or any of its Subsidiaries or, to the knowledge of Discovery, threatened against any of them; and no material labor dispute with the employees of Discovery or any of its Subsidiaries exists or, to the knowledge of Discovery, is imminent.

SECTION 3.14. Intellectual Property. Discovery and its Subsidiaries own, possess, license or have other rights to use all material Intellectual Property necessary for the conduct of the Discovery Business. Except as set forth in the Discovery SEC Documents: (i) to the knowledge of Discovery, there is no material infringement by third parties of any such Intellectual Property; (ii) to the knowledge of Discovery, there is no pending or threatened material Action, suit, proceeding or claim by others challenging the rights of Discovery or any of its Subsidiaries in or to any such Intellectual Property; (iii) to the knowledge of Discovery, there is no pending or threatened material Action by others challenging the validity or scope of any such Intellectual Property; (iv) to the knowledge of Discovery, there is no pending or threatened material Action by others that Discovery infringes or otherwise violates any Patent, Trademark, Copyright, Trade Secret or other proprietary rights of others; (v) to the knowledge of Discovery, there is no U.S. Patent or published U.S. Patent application which contains claims that dominate or may dominate any Intellectual Property owned by or licensed to Discovery or any of its Subsidiaries or that interferes with the issued or pending claims related to any such Intellectual Property; and (vi) there is no prior art of which Discovery is aware that may render any U.S. Patent held by Discovery or any of its Subsidiaries invalid or any U.S. Patent application held by Discovery or any of its Subsidiaries unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

SECTION 3.15. Possession of Authorizations. Discovery and its Subsidiaries possess such material Authorizations as are necessary to conduct the Discovery Business; Discovery and its Subsidiaries are in material compliance with the terms and conditions of all such Authorizations; all of such Authorizations are valid and in full force and effect; and no event has occurred, nor have Discovery or any of its Subsidiaries received any notice of any Actions relating to the revocation or modification of any such Authorizations.

SECTION 3.16. Title to Property. Each of Discovery and its Subsidiaries owns, licenses or leases all such properties as are necessary and material to the conduct of the Discovery Business.

SECTION 3.17. Environmental Laws. Except as disclosed in the Discovery SEC Documents, (i) neither Discovery nor any of its Subsidiaries has violated in any material respects any Environmental Laws, (ii) Discovery has established an internal compliance program to ensure material compliance by Discovery and its Subsidiaries with all Environmental Laws, and (iii) to Discovery’s knowledge, there are no circumstances that can reasonably be expected to form the basis of any material Action under any Environmental Law.

SECTION 3.18. ERISA. Neither Discovery nor any of its Subsidiaries has violated in any material respects any provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).

SECTION 3.19. Foreign Corrupt Practices Act. Neither Discovery nor any of its Subsidiaries has violated in any material respects any provisions of the Foreign Corrupt Practices Act of 1977.

SECTION 3.20. Tax Returns. All Tax Returns required to be filed by Discovery and each of its Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material Taxes due pursuant to such Tax Returns or pursuant to any assessment received by Discovery or any of its Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

SECTION 3.21. Insurance. Discovery and each of its Subsidiaries maintain insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect Discovery and each of its Subsidiaries and its

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businesses. Neither Discovery nor any of its Subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and as of the Closing.

SECTION 3.22. Internal Controls. Discovery and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the records of assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

SECTION 3.23. Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of Discovery or any of Discovery’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, including Section 402 thereof related to loans and Sections 302 and 906 related to certifications.

SECTION 3.24. Money Laundering Laws. The Discovery Business is, and has been conducted at all times in compliance with all Money Laundering Laws and no Action by or before any court or Governmental Authority or any arbitrator involving Discovery with respect to the Money Laundering Laws is pending or, to the knowledge of Discovery, threatened.

SECTION 3.25. Brokers. Except for Merrill Lynch & Co. and Morgan Stanley & Co. Incorporated, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based upon arrangements made by or on behalf of Discovery. Discovery is solely responsible for the fees and expenses of Merrill Lynch & Co. and Morgan Stanley & Co. Incorporated.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF DISCOVERY TO OYSTER AND FOUNDRYCO RELATING TO FOUNDRYCO

Except as set forth in the appropriate Section of the Disclosure Schedule (provided that any information disclosed under any Section of the Disclosure Schedule shall be deemed disclosed and incorporated into any other Section thereof where it is reasonably apparent that such disclosure is relevant to such other Section), as an inducement to Oyster and FoundryCo to enter into this Agreement, Discovery hereby represents and warrants to Oyster as of the date hereof, and to each of Oyster and FoundryCo as of the Closing, as follows:

SECTION 4.01. Organization, Authority and Qualification of FoundryCo. At the Closing, FoundryCo will be an exempted company limited by shares, duly formed, validly existing and in good standing under the Laws of the Cayman Islands. At the Closing, FoundryCo and its Subsidiaries will have all requisite power and authority and all necessary Authorizations to acquire and own the FoundryCo Assets, to assume the Assumed Liabilities and to carry on the FoundryCo business as proposed to be conducted in this Agreement and the Ancillary Agreements. At the Closing, FoundryCo and its Subsidiaries will have all corporate power and authority to execute and deliver the Ancillary Agreements to which they will become a party, and to perform their obligations hereunder and thereunder. At the Closing, FoundryCo will not have engaged in any business, conducted any operations, or taken any corporate action other than as contemplated by this Agreement (including as disclosed in the Disclosure Schedule) and the Ancillary Agreements. At the Closing, FoundryCo will not have any Subsidiaries or minority interests in other entities other than the Transferred FoundryCo Subsidiaries and Transferred FoundryCo JV Entities or as set forth in the FoundryCo Capitalization Table attached as Exhibit L hereto.

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SECTION 4.02. Capitalization of FoundryCo.

(a) Capitalization. At the Closing, giving effect to the transactions contemplated by this Agreement, the consolidated capitalization of FoundryCo will be as set forth in the FoundryCo Capitalization Table.

(b) Share Issuance. Upon their issuance as contemplated by this Agreement, both of the Class A Ordinary Shares and all of the Class A Preferred Shares and the Class B Preferred Shares will be duly authorized, validly issued, fully paid, non-assessable and free of all preemptive or similar rights, except as set forth in the Shareholders’ Agreement and will be entitled to the rights and subject to the restrictions described in the Memorandum and Articles of Association. Upon their issuance upon conversion of the Class A Preferred Shares and the Class B Preferred Shares, the Class B Ordinary Shares issuable upon such conversion will be duly authorized, validly issued, fully paid, non-assessable and free of all preemptive or similar rights, except as set forth in the Shareholders’ Agreement.

(c) FoundryCo Convertible Notes. At the Closing, the execution and delivery of the FoundryCo Convertible Notes by FoundryCo, the performance by FoundryCo of its obligations thereunder, and the consummation by FoundryCo of the transactions contemplated thereby will have been duly authorized by all requisite corporate action on the part of FoundryCo. At the Closing, the FoundryCo Convertible Notes shall have been duly executed and delivered by FoundryCo and shall constitute a valid and binding obligation of FoundryCo, enforceable against FoundryCo in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally. At the Closing, FoundryCo will have reserved for issuance the sufficient Class A Preferred Shares and Class B Preferred Shares issuable upon conversion of the FoundryCo Convertible Notes. The Class A Preferred Shares and Class B Preferred Shares issuable upon such conversion will, when issued, be entitled to the rights and subject to the restrictions described in the Memorandum and Articles of Association and will be duly authorized, validly issued, fully paid, non-assessable and free of all preemptive or similar rights, except as set forth in the Shareholders’ Agreement.

(d) Absence of Other Rights. Except for the conversion rights which attach to the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes, on the Closing Date, there will be no Ordinary Shares or any other equity security of FoundryCo issuable upon conversion or exchange of any security of FoundryCo nor will there be any rights, options or warrants outstanding or other agreements to acquire Ordinary Shares or any other equity security of FoundryCo (except as set forth in the Shareholders’ Agreement), nor will FoundryCo be contractually obligated to purchase, redeem or otherwise acquire any of its outstanding securities. Except as set forth in the Shareholders’ Agreement, no shareholder of FoundryCo is entitled to any preemptive or similar rights to subscribe for shares in capital of FoundryCo. Except as set forth in the Shareholders’ Agreement, FoundryCo has not agreed to register any of its securities under the Securities Act and there are no existing voting trusts or similar agreements to which FoundryCo or any of its Subsidiaries is a party with respect to the voting of the capital of FoundryCo or the capital stock of any of its Subsidiaries.

SECTION 4.03. FoundryCo Assets. Discovery or one or more of its Subsidiaries has good and marketable title to, or, in the case of leased FoundryCo Assets, valid and subsisting leasehold interests in, all the FoundryCo Assets (other than Intellectual Property and Transferred IP Agreements which are covered in Section 4.14), free and clear of all Encumbrances, except Permitted Encumbrances. Upon consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, the FoundryCo Assets (other than Intellectual Property and Transferred IP Agreements which are covered in Section 4.14), together with the services provided by Discovery pursuant to the Ancillary Agreements constitute all of the material tangible assets, properties and contractual rights as are necessary in the conduct of the business of the FoundryCo Group at and immediately after the Closing in substantially the same manner as conducted by Discovery immediately prior to the Closing. The FoundryCo Assets that are tangible assets are in good operating condition and repair (ordinary wear and tear excepted) and are suitable for the purposes for which they are used and intended to be used. Upon consummation of the transactions contemplated by this Agreement and the execution of the instruments of transfer contemplated

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by this Agreement, FoundryCo will own, with good, valid and marketable title, or lease, under valid and subsisting leases, or otherwise acquire the interests of Discovery and its Subsidiaries in, the tangible FoundryCo Assets, free and clear of any Encumbrances other than Permitted Encumbrances, and without incurring any financial penalty or change that would be materially adverse to the FoundryCo Group in the operations of the tangible FoundryCo Assets, including any increase in rentals, royalties, or license or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

SECTION 4.04. Transferred FoundryCo Subsidiaries.

(a) Organization of Subsidiaries. Each Transferred FoundryCo Subsidiary is a corporation, limited liability company, limited liability partnership or other entity, as the case may be, that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (to the extent such concept is recognized in such jurisdiction) and has all requisite power and authority to carry on its business as now conducted and to own and operate the FoundryCo Assets as now owned and operated by it. Each Transferred FoundryCo Subsidiary is, or will be, as of the Closing Date, qualified to conduct business and is, or will be, as of the Closing Date, in good standing (to the extent such concept is recognized in such jurisdiction) in each jurisdiction in which it owns or operates the FoundryCo Assets, except where the failure to be so qualified would not, individually or in the aggregate, result in a FoundryCo Material Adverse Effect. Each Transferred FoundryCo Subsidiary and its jurisdiction of organization is identified in Section 4.04(a) of the Disclosure Schedule.

(b) Capitalization. As of the Closing, the authorized and outstanding share capital of each Transferred FoundryCo Subsidiary will be as set forth in Section 4.04(b) of the Disclosure Schedule. As of the Closing, all of the Transferred Interests will have been duly authorized, validly issued, fully paid, non-assessable, and free of preemptive or similar rights, and shall have been issued in material compliance with all Laws.

(c) No Rights to Acquire Securities. As of the Closing, there will not be outstanding (A) any options, warrants or other rights to purchase from any Transferred FoundryCo Subsidiaries any capital stock or other securities of such Transferred FoundryCo Subsidiaries, (B) any securities, notes or other indebtedness convertible into or exchangeable for shares of such capital stock or securities, (C) any other commitments of any kind by any Transferred FoundryCo Subsidiaries to issue additional shares of capital stock, options, warrants or other securities or (D) any equity equivalent or other ownership interests or similar rights in any Transferred FoundryCo Subsidiaries.

(d) Title to Transferred Interests. Immediately prior to the Closing, Discovery or its Subsidiaries shall be the sole registered or legal and beneficial owners of the Transferred Interests and the Transferred Interests shall be free and clear of all Encumbrances, and upon the Closing, FoundryCo or its Subsidiaries will acquire good and marketable title to such Transferred Interests, free and clear of any Encumbrance.

(e) Ownership. Section 4.04(e) of the Disclosure Schedule sets forth the identity of each of the holders of equity interests in the Transferred FoundryCo Subsidiaries and their respective ownership interests in the Transferred FoundryCo Subsidiaries. None of the Transferred FoundryCo Subsidiaries has any Subsidiaries and none owns, directly or indirectly, any equity investment or other ownership interest in any Person. None of the Transferred FoundryCo Subsidiaries is a participant in any joint venture, partnership or similar arrangement.

(f) Indebtedness. None of FoundryCo or the Transferred FoundryCo Subsidiaries has any outstanding Indebtedness.

(g) German Transferred FoundryCo Subsidiaries. None of the German Transferred FoundryCo Subsidiaries has entered into enterprise agreements (Unternehmensverträge) within the meaning of Section 291, 292 German Stock Cooperation Act (Aktiengesetz) and in particular no agreement which obliges any of the Transferred FoundryCo Subsidiaries to subordinate its management to a third party or to transfer its profits (Beherrschungs- oder Gewinnabführungsvertrag) to a third party. There are no silent partnership participations or similar

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participations under foreign jurisdictions in the German Transferred FoundryCo Subsidiaries. No insolvency proceedings or similar proceedings under applicable Law have been opened with respect to the German Transferred FoundryCo Subsidiaries, nor, to Discovery’s knowledge, have any been applied for. None of the German Transferred FoundryCo Subsidiaries is obliged to file for insolvency under applicable Law.

SECTION 4.05. Financial Information; Books and Records. (a) True and complete copies of the June 28, 2008 Statement of Net Tangible Assets and the Pre-Signing Financial Statements have been delivered by Discovery to Oyster and Pearl and are included in Section 4.05 of the Disclosure Schedule.

(i)	The June 28, 2008 Statement of Net Tangible Assets, (A) was prepared in accordance with the books of account and other financial records of Discovery and its Subsidiaries, (B) has been prepared on a basis consistent with the Statement of Principles for Initial Valuation Net Tangible Assets, and (C) presents fairly in all material respects the line items set forth therein as of the date thereof.

(ii)	The Pre-Signing Financial Statements (A) were prepared in accordance with the books of account and other financial records of the applicable Subsidiaries, (B) have been prepared in accordance with German generally accepted accounting standards applied on a basis consistent with the past practices of the applicable Subsidiaries, and (C) present fairly in all material respects the financial condition and results of operations of the applicable Subsidiaries as of the dates thereof and for the periods covered thereby, subject in the case of any interim financial statements to normal year-end audit adjustments and the absence of footnote disclosure.

(b) The books of account and other financial records of Discovery Saxony Holding GmbH, Discovery Fab 36 Holding GmbH, Discovery Saxony Limited Liability Company & Co. KG and Discovery Fab 36 Limited Liability Company & Co. KG: (i) reflect all items of income and expense and all assets and Liabilities required to be reflected therein in accordance with German generally accepted accounting standards applied on a basis consistent with the past practices of Discovery and its Subsidiaries; (ii) are in all material respects complete and correct, and do not contain or reflect any material inaccuracies or discrepancies; and (iii) have been maintained in accordance with good business and accounting practices.

(c) When prepared and delivered to Oyster and Pearl pursuant to Section 8.04, the Carve Out Financial Statements will (i) be prepared in accordance with the books of account and other financial records of Discovery and its Subsidiaries, (ii) be prepared in accordance with GAAP applied on a basis consistent with the past practices of Discovery, (iii) present fairly in all material respects the financial condition and results of operations of the FoundryCo business as of the dates thereof and for the periods covered thereby, (iv) be accompanied by the unqualified opinion of Ernst & Young LLP, and (v) conform in all material respects to the requirements of the SEC’s Regulation S-X as they relate to carve-out financial statements.

SECTION 4.06. Absence of Undisclosed Liabilities. There are no Liabilities of the Transferred FoundryCo Subsidiaries or otherwise related to the FoundryCo Assets that are required by GAAP to be set forth on the balance sheet of such entity, and to the knowledge of Discovery, there are no material contingent Liabilities of the Transferred FoundryCo Subsidiaries or otherwise related to the FoundryCo Assets, regardless of whether such Liabilities would be required by GAAP to be set forth on the balance sheet of such entity, other than Liabilities (a) reflected or reserved against on the June 28, 2008 Statement of Net Tangible Assets, or (b) as of the date of this Agreement, incurred since June 28, 2008 or, as of the Closing, incurred since the date of this Agreement, in the ordinary course of business, consistent with past practice of Discovery. Reserves are reflected on the June 28, 2008 Statement of Net Tangible Assets against all Liabilities of the Transferred FoundryCo Subsidiaries or otherwise related to the FoundryCo Assets, other than Liabilities relating to the Excluded Assets and Excluded Liabilities, in amounts that have been established on a basis consistent with the past practices of Discovery and in accordance with GAAP.

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SECTION 4.07. Transferred FoundryCo JV Entities.

(a) Each Transferred FoundryCo JV Entity and its jurisdiction of organization is listed in Section 4.07(a) of the Disclosure Schedule. There are no voting trusts, member agreements, proxies or other similar agreements in effect with respect to the voting of the Transferred Interests in the Transferred FoundryCo JV Entities. Discovery and its Subsidiaries have made all capital contributions to the Transferred FoundryCo JV Entities required to be made by them, there are no capital calls pending or, to the knowledge of Discovery, contemplated with respect thereto, and none of the Transferred FoundryCo JV Entities may make any capital call or otherwise cause Discovery or its Subsidiaries to contribute additional capital or incur any Liabilities with respect to such Transferred FoundryCo JV Entities without the consent of Discovery.

(b) To the knowledge of Discovery, there are no Liabilities of the Transferred FoundryCo JV Entities that are required by GAAP to be set forth on the balance sheet of such entity, and to the knowledge of Discovery, there are no material contingent Liabilities of the Transferred FoundryCo JV Entities, regardless of whether such Liabilities would be required by GAAP to be set forth on the balance sheet of such entity, other than Liabilities reflected or reserved against on the 2007 fiscal-year-end balance sheet of each such Transferred FoundryCo JV Entity, which has been made available to Oyster for each Transferred FoundryCo JV Entity. There are no Liabilities of Discovery or its Subsidiaries, contingent or otherwise, that relate to such Transferred FoundryCo JV Entity, other than Liabilities reflected or reserved against on the June 28, 2008 Statement of Net Tangible Assets. Reserves are reflected on the June 28, 2008 Statement of Net Tangible Assets against all Liabilities of Discovery and its Subsidiaries with respect to or otherwise related to the Transferred FoundryCo JV Entities, other than Liabilities relating to the Excluded Assets and Excluded Liabilities, in amounts that have been established on a basis consistent with the past practices of Discovery and in accordance with GAAP.

(c) From June 28, 2008 to the date of this Agreement, neither Discovery nor any of its Subsidiaries have (i) made any capital expenditure or commitment for any capital expenditure relating to, (ii) made any loan to, (iii) guaranteed any Indebtedness of, or (iv) otherwise incurred any Indebtedness relating to or on behalf of, in each case, the Transferred FoundryCo JV Entities.

(d) Neither Discovery nor any of its Subsidiaries has received any written notice from any Governmental Authority of any allegation that the Transferred FoundryCo JV Entities are not, or have not been operated in, compliance with any Law or Governmental Order that remains outstanding and has not been resolved.

(e) Neither Discovery nor any of its Subsidiaries is a party to any: (i) management contract relating to the Transferred FoundryCo JV Entities; (ii) contract or agreement with any Governmental Authority relating to the Transferred FoundryCo JV Entities; (iii) contract or agreement that limits or purports to limit the ability of Discovery or its Subsidiaries relating to the Transferred FoundryCo JV Entities to compete in any line of business or with any Person or in any geographic area or during any period of time; (iv) contract or agreement relating to the Transferred FoundryCo JV Entities between or among Discovery or its Subsidiaries, on the one hand, and one or more Affiliates of Discovery, on the other hand; or (v) any other contract or agreement relating to the Transferred FoundryCo JV Entities, whether or not made in the ordinary course of business, that is material to Discovery or its Subsidiaries or the FoundryCo Assets.

SECTION 4.08. Transferred Inventories. Discovery or its Subsidiaries have good and marketable title to the Transferred Inventories free and clear of all Encumbrances, other than Permitted Encumbrances. The Transferred Inventories do not consist of any items held on consignment. Neither Discovery nor any of its Subsidiaries is under any obligation or liability with respect to accepting returns of Transferred Inventories. The Transferred Inventories were acquired or manufactured and maintained in accordance with the regular business practices of Discovery and its Subsidiaries, consist of items of quality and quantity usable or salable in the ordinary course of business within a reasonable period of time and are valued by Discovery at reasonable amounts in accordance with GAAP, applied in a manner consistent with the past practices of Discovery, stated at standard cost adjusted to approximate the lower of actual cost (first-in, first-out method) or market (net realizable value). The Transferred Inventories are in good and merchantable condition in all material respects, are suitable and usable

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for the purposes for which they are intended, except for such items of inventory that have been written down to realizable market value or for which adequate reserves have been provided in a manner consistent with the past practices of Discovery. None of the Transferred Inventories are obsolete, unusable, slow-moving, damaged or unsaleable in the ordinary course of business, except for such items of inventory that have been written down to realizable market value or for which adequate reserves have been provided in a manner consistent with the past practices of Discovery.

SECTION 4.09. Absence of Certain Changes. From June 28, 2008 to the date of this Agreement, the Transferred FoundryCo Subsidiaries and the FoundryCo Assets have been operated in all material respects in the ordinary course and consistent with past practice. From June 28, 2008 to the date of this Agreement, neither Discovery nor any of its Subsidiaries have:

(a) written down or written up (or failed to write down or write up in accordance with GAAP consistent with past practice) the value of any FoundryCo Assets other than in the ordinary course of business consistent with past practice and in accordance with GAAP;

(b) made any change in any method of accounting or accounting practice or policy used by Discovery, other than such changes required or permitted by GAAP and set forth in Section 4.09 of the Disclosure Schedule;

(c) amended, terminated, cancelled or compromised any material claims related to the FoundryCo Assets, or waived any other rights of substantial value related to the FoundryCo Assets;

(d) sold, transferred, leased, subleased, licensed or otherwise disposed of any material properties or material assets, real, personal, intangible or mixed (including leasehold interests and Intellectual Property) that are included in the FoundryCo Assets, other than the sale of Inventories and non-exclusive licenses of Intellectual Property in each case, in the ordinary course of business consistent with past practice;

(e) merged with, entered into a consolidation with or acquired an interest in any Person engaged in a business relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries or acquired a substantial portion of the assets or business of any Person engaged in a business relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries or any division or line of business thereof, or otherwise acquired any material assets relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries other than in the ordinary course of business consistent with past practice;

(f) made any capital expenditure or commitment for any capital expenditure, in each case relating to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities, in excess of one million dollars ($1,000,000) individually or five million dollars ($5,000,000) in the aggregate;

(g) issued any sales orders or otherwise agreed to make any purchases, in each case relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries, involving exchanges in value in excess of one million dollars ($1,000,000) individually or five million dollars ($5,000,000) in the aggregate;

(h) made any material change in the customary methods of operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries, including practices and policies relating to manufacturing, purchasing, Inventories, marketing, selling and pricing;

(i) made, revoked or changed any Tax election or method of Tax accounting, or settled or compromised any material liability with respect to Taxes;

(j) incurred any Indebtedness for borrowed money relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries in excess of one million dollars ($1,000,000) individually or five million dollars ($5,000,000) in the aggregate;

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(k) made any loan to, guaranteed any Indebtedness of, or otherwise incurred any Indebtedness on behalf of, any Person in connection with the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities;

(l) (i) granted any increase, or announced any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by Discovery or any of its Subsidiaries to any Transferred Employees, including any increase or change pursuant to any Plan, or (ii) established or increased, or promised to increase, any benefits under any Plan, in either case except in the ordinary course of business consistent with past practice or as required by Law or any collective agreement;

(m) entered into any agreement, arrangement or transaction relating to FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities with any of its directors, officers or employees (or with any relative, beneficiary, spouse or Affiliate of such Persons) other than standard non-disclosure agreements, invention assignment agreements or the like;

(n) except in the ordinary course of business consistent with past practice, (i) abandoned, sold, assigned, or granted any security interest in or to any of the Owned Intellectual Property, Licensed Intellectual Property or Transferred IP Agreements, including failing (A) to perform or cause to be performed all applicable filings, recordings and other acts or (B) to pay or cause to be paid all required fees and taxes to maintain and protect its interest in such Intellectual Property, in each case, and not including any Intellectual Property applications on registrations that Discovery, in its reasonable business judgment, has elected to abandon, (ii) granted to any third party any license with respect to any Owned Intellectual Property or Licensed Intellectual Property, (iii) developed, created or invented any Intellectual Property jointly with any third party (other than such joint development, creation or invention with a third party that is in progress prior to June 28, 2008), or (iv) disclosed, or allowed to be disclosed, any material confidential Intellectual Property, unless such Intellectual Property is subject to a confidentiality or non-disclosure covenant protecting against further disclosure thereof or pursuant to a patent application, submission to a standards body, or otherwise elected by Discovery, in its reasonable business judgment, not to maintain as a trade secret;

(o) suffered any FoundryCo Material Adverse Effect; or

(p) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 4.09 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 4.09 except as expressly contemplated by this Agreement and the Ancillary Agreements.

SECTION 4.10. Litigation; Governmental Orders. (a) There are no material Actions by or against Discovery or any Affiliate thereof and relating to or affecting any of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries pending before any Governmental Authority (or, to the knowledge of Discovery, threatened to be brought by or before any Governmental Authority).

(b) There are no material Governmental Orders applicable to Discovery, any of its Subsidiaries, or any of their respective properties or assets, relating to the FoundryCo Assets and the Transferred FoundryCo Subsidiaries (nor, to the knowledge of Discovery, are there any such Governmental Orders threatened to be imposed by any Governmental Authority).

(c) None of the matters set forth in Section 4.10(a) or 4.10(b) of the Disclosure Schedule, individually or in the aggregate, has had or is reasonably likely to have a FoundryCo Material Adverse Effect or has had or is reasonably likely to have a material adverse effect upon the ability of Discovery or its Subsidiaries to enter into and perform their respective obligations under this Agreement or any Ancillary Agreement, or that is reasonably likely to materially and adversely affect the legality, validity or enforceability of this Agreement, any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby.

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SECTION 4.11. Compliance with Laws. (a) Discovery and its Subsidiaries have operated the FoundryCo Assets (including the Owned Intellectual Property and the Licensed Intellectual Property, but excluding the Transferred IP Agreements) and the Transferred FoundryCo Subsidiaries in material compliance with all Laws and Governmental Orders applicable to Discovery, any of its Subsidiaries, or any of their respective properties or assets, including the FoundryCo Assets. Neither Discovery nor any of its Subsidiaries has received any written notice from any Governmental Authority of any allegation that the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities are not, or have not been operated in, compliance with any Law or Governmental Order which allegation is still outstanding and has not been resolved.

SECTION 4.12. Environmental and Other Permits and Licenses; Related Matters. (a):

(i)	Discovery and its Subsidiaries are, and for the past four (4) years have been, in material compliance with all applicable Environmental Laws and all Environmental Permits (as such relate to the FoundryCo Assets and the Transferred FoundryCo Subsidiaries).

(ii)	There has been no Release of any Hazardous Material on or any disposal of any Hazardous Materials from any of the Real Property, the FoundryCo Assets or the Transferred FoundryCo Subsidiaries or, during the period of Discovery’s or its Subsidiaries’ ownership, lease, use or occupancy thereof, on or from any property formerly owned, leased, used or occupied by Discovery or its Subsidiaries or the FoundryCo Assets or the Transferred FoundryCo Subsidiaries.

(iii)	There are no Environmental Claims pending or threatened against Discovery or its Subsidiaries or the Real Property that relate to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities, and there are no circumstances that can reasonably be expected to form the basis of any such Environmental Claim.

(iv)	None of Discovery or any of its Subsidiaries has any actual or alleged liability, whether fixed or contingent, under any Environmental Law relating to the FoundryCo Assets.

(b) Neither the execution of this Agreement or the Ancillary Agreements nor the consummation of the transactions contemplated hereby or thereby will require any Remedial Action or notice to or consent of Governmental Authorities or third parties pursuant to any applicable Environmental Law or Environmental Permit.

SECTION 4.13. Material Contracts. (a) Section 4.13(a) of the Disclosure Schedule lists each of the following written contracts and agreements (or summaries of oral agreements) of Discovery or its Subsidiaries relating to the FoundryCo Assets (such contracts and agreements, together with all contracts, agreements, leases and subleases concerning the use, occupancy, management or operation of any Real Property (including all contracts, agreements, leases and subleases) and all Transferred IP Agreements (other than Immaterial IP Agreements), being “Material FoundryCo Contracts”):

(i)	each written agreement for the purchase of Inventory, spare parts, other materials or personal property, with any supplier or for the furnishing of services to Discovery or its Subsidiaries relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries under the terms of which Discovery or its Subsidiaries: (A) is likely to pay or otherwise give consideration of more than two million five hundred thousand dollars ($2,500,000) in the aggregate during the calendar year ended December 31, 2008 or (B) is likely to pay or otherwise give consideration of more than ten million dollars ($10,000,000) in the aggregate over the remaining term of such contract and, in either case, cannot be cancelled by Discovery without penalty or further payment and without more than ninety (90) days’ notice;

(ii)

each written agreement for the sale of Inventory or other personal property, or for the furnishing of services by Discovery or its Subsidiaries relating primarily to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries that (A) is likely to involve consideration of more than two million five hundred thousand dollars ($2,500,000) in the aggregate during the calendar year

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ending December 31, 2008 or (B) is likely to involve consideration of more than ten million dollars ($10,000,000) in the aggregate over the remaining term of the contract, or (C) cannot be cancelled by Discovery without penalty or further payment and without more than ninety (90) days’ notice;

(iii)	material broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing, consulting and advertising contracts and agreements to which Discovery or its Subsidiaries is a party relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries;

(iv)	all management contracts to which Discovery or its Subsidiaries is a party relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries that provide for payments by Discovery or its Subsidiaries of more than two hundred fifty thousand dollars ($250,000) per year and which cannot be cancelled by Discovery or its Subsidiaries without penalty or further payment and without more than ninety (90) days’ notice;

(v)	contracts with independent contractors or consultants (or similar arrangements) to which Discovery or its Subsidiaries is a party relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries that provide for payments by Discovery or its Subsidiaries of more than one million dollars ($1,000,000) per year and which cannot be cancelled by Discovery or its Subsidiaries without penalty or further payment and without more than ninety (90) days’ notice;

(vi)	all contracts and agreements relating to more than five million dollars ($5,000,000) of Indebtedness for borrowed money of Discovery or its Subsidiaries relating to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities;

(vii)	all material contracts and agreements with any Governmental Authority to which Discovery or its Subsidiaries is a party relating to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries, including all agreements in effect as of the date hereof that relate to the current or future subsidies (A) related to the proposed operations of FoundryCo, or (B) necessary for FoundryCo to carry on its business as proposed to be conducted, in each case, as described in this Agreement and the Ancillary Agreements and the FoundryCo Business Plan;

(viii)	all contracts and agreements that limit or purport to limit the ability of Discovery or its Subsidiaries relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries to compete in any line of business or with any Person or in any geographic area or during any period of time;

(ix)	all material contracts and agreements relating to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries between or among Discovery or its Subsidiaries, on the one hand, and one or more Affiliates of Discovery, on the other hand; and

(x)	all other contracts and agreements, whether or not made in the ordinary course of business, which are material to Discovery or its Subsidiaries relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries or the conduct of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries.

For purposes of this Section 4.13 and Section 4.15, the term “lease” shall include any and all leases, subleases, sale/leaseback agreements or similar arrangements.

(b) Each Material FoundryCo Contract: (i) is in full force and effect, is valid and binding on Discovery and each of its Subsidiaries that are a party thereto and, to the knowledge of Discovery on the date hereof, is valid and binding on each other party thereto, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally; (ii) upon receipt of the Consents set forth in Section 4.13 of the Disclosure Schedule (the “Required Consents”) is assignable to FoundryCo without penalty or other adverse consequence; and (iii) upon consummation of the transactions contemplated by this Agreement and the Ancillary

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Agreements are able to continue in full force and effect without financial penalty or change that would be materially adverse to the FoundryCo Group in the operations of the FoundryCo Assets immediately following the Closing. Each of Discovery and its Subsidiaries has complied in all material respects with all such Material FoundryCo Contracts to which it is a party and is not in material default under any of such Material FoundryCo Contracts and, to the knowledge of Discovery, there exists no condition, nor has there been any occurrence, which would reasonably be expected to result in such a material default by Discovery or any of its Subsidiaries.

(c) Neither Discovery nor any of its Subsidiaries has received written notice of termination, cancellation, breach or default under any Material FoundryCo Contract. To the knowledge of Discovery, (i) no other party to any Material FoundryCo Contract is in material breach thereof or default thereunder and (ii) there exists no condition, nor has there been any occurrence, which would reasonably be expected to result in such material breach or default.

(d) Discovery has made available to Oyster true and complete copies of all Material FoundryCo Contracts.

(e) There is no contract, agreement, arrangement, or other legal obligation, absolute or contingent, granting any Person any right to purchase any of the material FoundryCo Assets other than pursuant to this Agreement, the Ancillary Agreements, the Cost Plus Reimbursement Agreements or the Wafer Purchase Agreement.

SECTION 4.14. Intellectual Property. (a) Section 4.14(a) of the Disclosure Schedule sets forth a true and complete list of (i) all Assigned Patents, (ii) all registered Trademarks and Trademark applications, registered copyrights and copyright applications and domain names included in the Owned Intellectual Property and (iii) all Transferred IP Agreements (other than Immaterial IP Agreements).

(b) To the knowledge of Discovery, the operation of the FoundryCo Assets and the Transferred FoundryCo Subsidiaries as currently conducted and Discovery’s use of the Owned Intellectual Property and Licensed Intellectual Property in connection therewith do not infringe, misappropriate or otherwise violate the Intellectual Property or other proprietary rights, including rights of privacy, publicity and endorsement, of any third party, and no Actions or Claims are pending or, to the knowledge of Discovery, threatened against Discovery or any of its Subsidiaries alleging any of the foregoing.

(c) Discovery is the exclusive or joint owner of the entire right, title and interest in and to the Owned Intellectual Property, and the exclusive owner of the material Owned Intellectual Property, free and clear of Encumbrances other than Permitted Encumbrances, and upon Closing, FoundryCo shall have the right to use the Owned Intellectual Property, the Licensed Intellectual Property and the Patents licensed under the Patent License Agreement in the operation of the FoundryCo Assets and the Transferred FoundryCo Subsidiaries as currently conducted (subject only (i) in the case of Licensed Intellectual Property, to the terms of the Transferred IP Agreements; (ii) in the case of Patents licensed under the Patent License Agreement, to the terms of the Patent License Agreement; and (iii) in the case of Shared Technology, to the terms of the Non-Patent Intellectual Property and Technology Transfer Agreement).

(d) No Owned Intellectual Property, or to the knowledge of Discovery, any Licensed Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Intellectual Property or that impairs or would impair the validity or enforceability of such Intellectual Property.

(e) The Licensed Intellectual Property (including under the Immaterial IP Agreements), the Owned Intellectual Property and the Patents licensed either under the Patent License Agreement or the Patent Transfer and License Agreement includes all of the Intellectual Property used in the ordinary day-to-day operation of the FoundryCo Assets and the Transferred FoundryCo Subsidiaries as currently conducted by Discovery or as proposed to be conducted by the FoundryCo Group at and immediately after the Closing (in the same manner as conducted by Discovery immediately prior to Closing).

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(f) No Actions or Claims are pending or, to the knowledge of Discovery, threatened against Discovery or any of its Subsidiaries (i) based upon or challenging or seeking to deny or restrict the use by Discovery or any of its Subsidiaries of any of the Owned Intellectual Property or (ii) alleging that the Licensed Intellectual Property is being used, licensed or sublicensed in conflict with the terms of any license or other agreement.

(g) Neither Discovery nor any of its Subsidiaries has granted any exclusive license or other exclusive right to any third party with respect to the Owned Intellectual Property. The consummation of the transactions contemplated by this Agreement and the Ancillary Agreements will not result in the termination of any of the Owned Intellectual Property.

(h) Discovery has used reasonable efforts to prevent the introduction of viruses, worms, trojan horses and other material known contaminants in the Transferred Software. The Transferred Software does not incorporate any Public Software. Discovery and its Subsidiaries have obtained all approvals necessary for exporting the Transferred Software outside the United States and importing the Transferred Software into any country in which the Transferred Software is now sold or licensed for use, and to Discovery’s knowledge, all such export and import approvals in the United States and throughout the world are valid, current, outstanding and in full force and effect.

(i) Discovery and its Subsidiaries have taken commercially reasonable steps in accordance with normal industry practice to maintain the confidentiality of the Trade Secrets and other confidential Intellectual Property used in connection with the operation of the FoundryCo Assets and the Transferred FoundryCo Subsidiaries. To the knowledge of Discovery, (i) there has been no misappropriation of any material Trade Secrets or other material confidential Intellectual Property used in connection with the operation of the FoundryCo Assets, the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities by any Person, (ii) no employee, independent contractor or agent of Discovery or any of its Subsidiaries has misappropriated any Trade Secrets of any other Person in the course of performance as an employee, independent contractor or agent of Discovery or any of its Subsidiaries, and (iii) no employee, independent contractor or agent of Discovery or any of its Subsidiaries is in default or breach of any term of any employment agreement, nondisclosure agreement, assignment of invention agreement or similar agreement or contract relating in any material way to the protection, ownership, development, use or transfer of Intellectual Property used in connection with the FoundryCo business.

(j) To the knowledge of Discovery, Section 4.14(j) of the Disclosure Schedule sets forth a current list of all issued Patents and all Patent applications owned by Discovery.

SECTION 4.15. Real Property. (a) Discovery and its Subsidiaries hold (i) good and marketable title in fee simple to all of the Owned Real Property outside of Germany, and (ii) good and valid leasehold or license interests in all of the Leased Real Property, in each case free and clear of all Encumbrances other than Permitted Encumbrances. Discovery and its Subsidiaries hold ownership title (Eigentumsrecht) to all of the Owned Real Property in Germany, free and clear of all Encumbrances other than Encumbrances set forth in the land register (Grundbuch) for the respective land parcel.

(b) Discovery and its Subsidiaries are in peaceful and undisturbed possession of each parcel of Real Property, and there are no contractual or legal restrictions that preclude or materially restrict the ability to use the Real Property for the purposes for which it is currently being used. All utilities required for the construction, use, occupancy, operation and maintenance of the Real Property are adequate for the conduct of the operation of the FoundryCo Assets currently conducted. There are no material latent defects or material adverse physical conditions affecting the Real Property or any of the facilities, buildings, structures, erections, improvements, fixtures, fixed assets and personalty of a permanent nature annexed, affixed or attached to, located on or forming part of the Real Property. Neither Discovery nor any of its Subsidiaries has leased any parcel or any portion of any parcel of Real Property to any other Person and no other Person has any rights to the use, occupancy or enjoyment thereof pursuant to any lease, license, occupancy or other agreement, nor has Discovery or any of its Subsidiaries assigned its interest under any lease listed in Section 4.15(b) of the Disclosure Schedule to any third party.

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(c) Section 4.15(c) of the Disclosure Schedule sets forth a true and complete list of all of the Owned Real Property, and, for each parcel of Owned Real Property in Germany, the land register reference number of such land parcel. The current use and operation of the Real Property are in material compliance with all applicable Laws (including Laws relating to zoning and land use) and public and private covenants and restrictions, and neither Discovery nor any of its Subsidiaries has received written notice of material noncompliance with any applicable Laws.

(d) Section 4.15(d) of the Disclosure Schedule sets forth a true and complete list of all leases relating to the Leased Real Property (including all amendments, modifications, supplements, exhibits, schedules, addenda and restatements thereto and thereof). Discovery has made available to Oyster true and complete copies of all of such leases.

(e) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the knowledge of Discovery, threatened against the Real Property.

(f) (i) All the Real Property is occupied under a valid and current certificate of occupancy or similar permit to the extent required by applicable Law, (ii) the transactions contemplated by this Agreement and the Ancillary Agreements will not require the issuance of any new or amended certificate of occupancy, and (iii) to the knowledge of Discovery, there are no facts that would prevent the Real Property from being occupied by FoundryCo after the Closing in the same manner as occupied by Discovery immediately prior to the Closing.

SECTION 4.16. Tangible Personal Property. Section 4.16 of the Disclosure Schedule lists each item or distinct group of machinery, equipment, tools, supplies, furniture, fixtures, personalty, vehicles, and other tangible personal property included in the FoundryCo Assets (the “Tangible Personal Property”), all of which are in good operating condition and repair, ordinary wear and tear and immaterial defects excepted.

SECTION 4.17. Suppliers. Listed in Section 4.17 of the Disclosure Schedule are the names and addresses of all the suppliers from which Discovery or any of its Subsidiaries ordered raw materials, supplies, merchandise and other goods constituting FoundryCo Assets having an aggregate purchase price of one million dollars ($1,000,000) or more during the twelve-month period ended June 28, 2008 and the amount for which each such supplier invoiced Discovery or its Subsidiaries during such period. Neither Discovery nor any of its Subsidiaries has received any written notice and has no knowledge that any such supplier will not sell raw materials, supplies, merchandise and other goods to FoundryCo at any time after the Closing on terms and conditions substantially similar to those used in its current sales to Discovery and its Subsidiaries, subject only to general and customary price increases.

SECTION 4.18. Employee Benefit Matters. (a) Plans and Material Documents. Section 4.18(a) of the Disclosure Schedule lists (i) all current employee benefit plans (as defined in Section 3(3) of ERISA) and all current bonus, stock option, stock purchase, restricted stock, incentive, retention, change of control, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment or consulting agreements or contracts (other than those (x) covering those individuals providing services outside the United States and (y) providing for notice periods of less than six (6) months), termination, severance or other similar contracts or agreements, to which Discovery or any of its Subsidiaries is a party, with respect to which Discovery or any of its Subsidiaries has any obligation or which are maintained, contributed to or sponsored by Discovery or any of its Subsidiaries for the benefit of any current employee, consultant, officer or director of Discovery who performs and is expected to perform services related to the operation of the FoundryCo Assets (other than through the Transition Services Agreement), the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities (each, a “FoundryCo Employee”), (ii) each employee benefit plan for which Discovery or any of its Subsidiaries could incur liability under Section 4069 of ERISA in the event such plan has been or were to be terminated, (iii) any plan in respect of which Discovery or any of its Subsidiaries could incur liability under Section 4212(c) of ERISA, and (iv) any contracts, arrangements or understandings between Discovery or any of its Affiliates and any employee of

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Discovery or any of its Subsidiaries relating to the sale of the FoundryCo Assets (collectively, the “Plans”). Each Plan is in writing and Discovery has made available to Oyster a complete and accurate copy of each Plan and a complete and accurate copy of each material document prepared in connection with each such Plan, including, to the extent applicable, a copy of (I) each trust or other funding arrangement, (II) each summary plan description and summary of material modifications, (III) the most recently filed IRS Form 5500, (IV) the most recently received IRS determination letter for each such Plan, and (V) the most recently prepared actuarial report and financial statement in connection with each such Plan. There are no other employee benefit plans, programs, arrangements or agreements, whether formal or informal, whether in writing or not, to which Discovery or any of its Subsidiaries is a party, with respect to which Discovery or any of its Subsidiaries has any obligation or which are maintained, contributed to or sponsored by Discovery or any of its Subsidiaries for the benefit of any Transferred Employee. Neither Discovery nor any of its Subsidiaries has any express or implied commitment, (1) to create, incur liability with respect to, or cause to exist, any other employee benefit plan, program or arrangement with respect to any FoundryCo Employee, (2) to enter into any contract or agreement to provide compensation or benefits to any FoundryCo Employee, or (3) to modify, change or terminate any Plan with respect to any FoundryCo Employee, other than in the ordinary course of business or with respect to a modification, change or termination required by ERISA, the Code or other similar Law.

(b) Absence of Certain Types of Plans. None of the Plans is, or since January 1, 2007, has been, subject to Title IV of ERISA, a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a “Multiemployer Plan”) or a single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) for which Discovery or any ERISA Affiliate could incur liability under Section 4063 or 4064 of ERISA (a “Multiple Employer Plan”). None of the Plans nor any collective bargaining, collective agreement or similar agreement provides for or promises retiree medical, disability or life insurance benefits to any current or former employee or director.

(c) Compliance with Applicable Law. Each Plan is now and always has been operated in all material respects in accordance with the requirements of all applicable Law, including ERISA and the Code. Discovery and each of its Subsidiaries has performed all material obligations required to be performed by it under, is not in any material respect in default under or in violation of, and has no knowledge of any material default or violation by any party to, any Plan. No Action is pending or, to the knowledge of Discovery, threatened with respect to any Plan (other than claims for benefits in the ordinary course) and no fact or event exists that could give rise to any such Action. With respect to the Plans, no event has occurred and, to its knowledge, there exists no condition or set of circumstances, in connection with which it or any of its Subsidiaries could be subject to any material liability under the terms of the Plans, ERISA, the Code or any other applicable Law.

(d) Qualification of Certain Plans. Each Plan that is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has received a favorable determination letter from the IRS covering all of the provisions applicable to the Plan for which determination letters are currently available, and no fact or event has occurred since the date of such determination letter from the IRS to adversely affect the qualified status of any such Plan or the exempt status of any such trust. Each Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been operated in all material respects in good faith compliance with Section 409A of the Code and the regulations and other guidance promulgated thereunder since January 1, 2005.

(e) Absence of Certain Liabilities and Events. To the knowledge of Discovery, there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan. Neither Discovery nor any of its ERISA Affiliates has incurred any liability for any penalty or tax arising under Section 4971, 4972, 4980, 4980B or 6652 of the Code or any liability under Section 502 of ERISA, and no fact or event exists that could give rise to any such liability. Neither Discovery nor any of its ERISA Affiliates has incurred any liability under, arising out of or by operation of Title IV of ERISA (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), including any liability in connection with (i) the termination or reorganization of any employee benefit plan subject to Title IV of ERISA or (ii) the withdrawal from any Multiemployer Plan or Multiple Employer Plan, and no fact or event exists that could give

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rise to any such liability. No complete or partial termination has occurred within the five (5) years preceding the date hereof with respect to any Plan. None of the assets of Discovery or any of its ERISA Affiliates is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code; neither the Company nor any of its Subsidiaries has been required to post any security under Section 307 of ERISA or Section 401(a)(29) of the Code; and no fact or event exists which could give rise to any such lien or requirement to post any such security.

(f) Plan Contributions and Funding. All material contributions, premiums or payments required to be made with respect to any Plan have been made on or before their due dates. To the knowledge of Discovery, all such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any Governmental Authority, and no fact or event exists that could give rise to any such challenge or disallowance.

(g) Effect of Transactions. Neither its execution of this Agreement or the Ancillary Agreements by Discovery, the performance of its obligations hereunder or thereunder, the consummation of the transactions contemplated hereby and thereby, the termination of the employment of any of its employees within a specified time of the Closing Date nor stockholder approval of the transactions covered by this Agreement, will either alone or in combination with another event (A) entitle any employees of Discovery or its Subsidiaries to severance pay or any increase in severance pay, (B) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of Plan, (C) limit or restrict the right of Discovery or any of its Subsidiaries to merge, amend or terminate any Plan, or (D) result in payments under any of Plans which would not be deductible under Section 162(m) of the Code. None of Plans in effect immediately prior to the Closing (A) would result, separately or in the aggregate (including as a result of its execution of this Agreement or consummation of the transactions contemplated hereby), in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or (B) provides for a “gross up” or similar payments in respect of any Taxes or interest that may become payable under Section 409A of the Code as a result of its execution of this Agreement or consummation of the transactions contemplated hereby.

SECTION 4.19. Labor Matters. (a) Neither Discovery nor any of its Subsidiaries is (i) a party to any collective bargaining agreement, shop agreement, group shop agreement, shop policy, collective agreement, recognition agreement or other labor or trade union contract or (ii) a member of any employer’s association related to organized labor, in each case, applicable to persons employed by Discovery or any of its Subsidiaries in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries, and to the knowledge of Discovery, currently there are no organizational campaigns, petitions, negotiations or other unionization activities seeking recognition of a collective bargaining unit, labor union, trade union, works council or other employee representative body which could affect the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries; (b) there are no controversies, strikes, slowdowns or work stoppages pending or, to the best knowledge of Discovery, threatened between Discovery or any of its Subsidiaries and any of employees employed in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries, and neither Discovery nor any of its Subsidiaries has experienced any such controversy, strike, slowdown or work stoppage within the past three (3) years; (c) neither Discovery has nor any of its Subsidiaries breached in any material respect or otherwise failed to comply in all material respects with the provisions of any collective bargaining, collective agreement or union contract, and there are no material grievances outstanding against Discovery under any such agreement or contract; (d) the consent, notice or opinion of any employee representative body applicable to persons employed by Discovery or any of its Subsidiaries in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries is not required to consummate any of the transactions contemplated by this Agreement; (e) there are no material unfair labor practice complaints pending against Discovery or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any material current union representation questions involving employees of Discovery or any of its Subsidiaries; (f) Discovery and each of its Subsidiaries is currently in compliance in all material respects with all applicable Laws relating to the employment of labor, including those related to wages, social security, hours, collective bargaining and the payment and withholding of taxes, social security, and other

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sums as required by the appropriate Governmental Authority and has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of Discovery in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries and is not liable for any arrears of wages, Taxes, penalties or other sums for failure to comply with any of the foregoing; (g) Discovery and each of its Subsidiaries has properly classified for Tax purposes, and for the purpose of determining eligibility to participate in any Plan, all employees, leased employees, independent contractors and consultants providing services to the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries; (h) there is no claim with respect to payment of wages, salary or overtime pay that has been asserted and is now pending or, to the knowledge of Discovery, threatened before any Governmental Authority with respect to any persons currently or formerly employed by Discovery or any of its Subsidiaries in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries; (i) neither Discovery nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices; (j) there is no material charge or material proceeding with respect to a violation of any occupational safety or health standard that has been asserted or is now pending or, to the knowledge of Discovery, threatened with respect to Discovery or any of its Subsidiaries; and (k) there is no charge of discrimination in employment or employment practices, for any reason, including age, gender, race, religion or other legally protected category, which has been asserted and is now pending or, to the knowledge of Discovery, threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which Discovery or any of its Subsidiaries has employed or currently employs any person in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries.

SECTION 4.20. Employee Confidentiality and Assignment of Inventions. All directors, officers, management employees and technical and professional employees of Discovery and its Subsidiaries are under written obligation to Discovery or the relevant Subsidiary to maintain in confidence all confidential or proprietary information acquired by them in the course of their employment and to assign to Discovery all inventions made by them within the scope of their employment during such employment and for a reasonable period thereafter.

SECTION 4.21. Certain Interests. No officer or director of Discovery or any of its Subsidiaries and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director:

(a) has any material direct or indirect financial interest in any material competitor, supplier or customer of Discovery or of FoundryCo as of the Closing; provided, however, that the ownership of securities representing no more than one percent (1%) of the outstanding voting power of any competitor, supplier or customer and that are also listed on any national securities exchange, shall not be deemed to be a “financial interest” so long as the Person owning such securities has no other connection or relationship with such competitor, supplier or customer; or

(b) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property of Discovery or any of its Subsidiaries that relates to the operation of the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities regardless of whether such tangible or intangible property constitutes FoundryCo Assets.

SECTION 4.22. Insurance. All material assets, properties and risks of Discovery relating to the FoundryCo Assets or the Transferred FoundryCo Subsidiaries are, and for the past three (3) years (or, with respect to any Transferred FoundryCo Subsidiary, for such shorter period as such Transferred FoundryCo Subsidiary has been in existence) have been, covered by valid and, except for insurance policies that have expired under their terms in the ordinary course, currently effective insurance policies or binders of insurance (including general liability insurance, property insurance and workers’ compensation insurance) issued in favor of Discovery or its Subsidiaries with responsible insurance companies, in such types and amounts and covering such risks as are consistent with customary practices and standards of companies engaged in businesses and operations similar to those of Discovery and its Subsidiaries.

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SECTION 4.23. Certain Business Practices. Neither Discovery nor any of its Subsidiaries, nor any of their respective directors, officers, agents, representatives or employees (in their capacity as directors, officers, agents, representatives or employees) has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity in respect of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries; (b) directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, or other party acting on behalf of or under the auspices of a governmental official or Governmental Authority, in the United States or any other country, which is in any manner illegal under any Law of the United States or any other country having jurisdiction, in respect of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries; or (c) made any payment to any customer or supplier of Discovery or any officer, director, partner, employee or agent of any such customer or supplier for an unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer or supplier or any such officer, director, partner, employee or agent, in respect of the FoundryCo Assets, or the Transferred FoundryCo Subsidiaries.

SECTION 4.24. Tax Matters. (a) All Tax Returns required to be filed by or with respect to Discovery (to the extent related to the FoundryCo Assets) and each of the Transferred FoundryCo Subsidiaries in any jurisdiction have been timely filed, other than those filings being contested in good faith, and all such Tax Returns are complete and correct in all material respects. All material Taxes due pursuant to such Tax Returns or pursuant to any assessment received by Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(b) There are no Tax Liens upon any of the assets or properties of Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries, other than with respect to Taxes not yet due and payable.

(c) No examination or audit of any Tax Return relating to any Taxes of Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries, or with respect to any Taxes due from or with respect to Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries by any Governmental Authority is currently in progress or, to the knowledge of Discovery, threatened or contemplated. No assessment of Tax has been proposed in writing against Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries or any of their assets or properties, and Discovery knows of no grounds for any such assessment. There are no outstanding agreements, waivers or arrangements extending the statutory period of limitation applicable to any claim for, or the period for the collection or assessment of, Taxes due from or with respect to Discovery (to the extent related to the FoundryCo Assets) or any of the Transferred FoundryCo Subsidiaries for any taxable period.

(d) None of the Transferred FoundryCo Subsidiaries (A) is or has ever been a member of an affiliated group (other than a group the common parent of which is Discovery) filing a consolidated tax return or (B) has any liability for Taxes of any person arising from the application of U.S. Treasury Regulation section 1.1502-6 or any analogous provision of state, local or non-U.S. law, or as a transferee or successor, by contract, or otherwise.

(e) None of the Transferred FoundryCo Subsidiaries is a party to any tax sharing agreement or similar contract or arrangement or any agreement that obligates it to make any payment computed by reference to the Taxes, taxable income or taxable losses of any other person (other than an agreement among the current members of the U.S. consolidated group).

(f) All Taxes required to be withheld, collected or deposited by or with respect to Discovery (to the extent related to the FoundryCo Assets) and each of the Transferred FoundryCo Subsidiaries have been timely withheld, collected or deposited as the case may be, and to the extent required, have been paid to the relevant taxing authority.

SECTION 4.25. Receivables. FoundryCo will have no Receivables as of the Closing, and the Transferred FoundryCo Subsidiaries will be transferred to FoundryCo at Closing without Receivables.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES

OF DISCOVERY TO PEARL RELATING TO THE DISCOVERY SHARES AND

WARRANTS

As an additional inducement to Pearl to enter into this Agreement, Discovery hereby represents and warrants to Pearl, as of the date hereof and as of the Closing, as follows:

SECTION 5.01. Authorization of the Discovery Shares, Warrants, and Warrant Shares. The Discovery Shares and the Warrants have been duly authorized for issuance and sale to Pearl pursuant to this Agreement and the Warrant Shares have been duly authorized for issuance and sale to Pearl upon Pearl’s exercise of the Warrants pursuant to their terms, and, upon issuance and delivery of the Discovery Shares and Warrant Shares by Discovery pursuant to this Agreement and the Warrants respectively against payment of the consideration set forth herein and therein, will be validly issued, fully paid and non-assessable. Neither the issuance of the Discovery Shares or Warrants pursuant to this Agreement, nor the issuance of the Warrant Shares upon Pearl’s exercise of the Warrants are subject to the preemptive or other similar rights of any securityholder of Discovery.

SECTION 5.02. Private Placement. Assuming the accuracy of the representations and warranties made by Pearl in Section 7.06 hereof, no registration of the Discovery Shares or Warrants under the Securities Act is required in connection with the offer and sale of the Discovery Shares and Warrants by Discovery to Pearl in the manner contemplated by this Agreement.

SECTION 5.03. Absence of Manipulation. Discovery has not taken, nor will Discovery take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of Discovery to facilitate the sale or resale of the Discovery Shares, the Warrants or the Warrant Shares.

SECTION 5.04. Investment Company Act. Discovery is not required, and upon the issuance and sale of the Discovery Shares, Warrants and Warrant Shares as herein contemplated and the application of the net proceeds therefrom to the capital or any other accounts of Discovery will not be required, to register as an “investment company” under the Investment Company Act of 1940.

SECTION 5.05. Not a Real Property Holding Company. Discovery is not a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF OYSTER TO DISCOVERY RELATING TO OYSTER

Oyster hereby represents and warrants to Discovery, as of the date hereof and as of the Closing, as follows:

SECTION 6.01. Due Organization of Oyster. Oyster has been duly organized and is validly existing under the laws of the jurisdiction of its formation, and has all necessary power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

SECTION 6.02. Authorization of Agreements; Enforceability. This Agreement and each Ancillary Agreement to which it is a party, the performance by Oyster of its obligations hereunder and thereunder, and the consummation by Oyster of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Oyster. This Agreement and each Ancillary Agreement to which it is a party has been validly executed and delivered by Oyster and constitutes valid and binding obligations of Oyster,

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enforceable against Oyster in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

SECTION 6.03. Absence of Conflicts. The execution and delivery by Oyster of this Agreement and each Ancillary Agreement to which it is a party, the compliance by Oyster with all the provisions hereof and thereof, the performance by Oyster of all of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby will not: (i) conflict with or constitute a breach of any of the terms or provisions of the partnership agreement or other constituent documents of Oyster; or (ii) materially violate or conflict with any Law applicable to Oyster.

SECTION 6.04. Absence of Proceedings. To the knowledge of Oyster, there is no Action before or brought by any Governmental Authority now pending against or affecting Oyster which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and each Ancillary Agreement to which it is a party or the performance by Oyster of its obligations hereunder or thereunder.

SECTION 6.05. Absence of Further Requirements. To the knowledge of Oyster, the execution, delivery and performance by Oyster of this Agreement and each Ancillary Agreement to which it is a party and the compliance by Oyster with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not require any further Authorization, except such as have been previously obtained and will be in full force and effect as of the Closing.

SECTION 6.06. Investment Representations. (a) Oyster acknowledges and understands that (i) the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes have not been and will not be registered under the Securities Act or under any state securities Laws and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) such exemptions depend in part upon, and such Class A Ordinary Shares, the Class A Preferred Shares, Class B Preferred Shares and the FoundryCo Convertible Notes are being sold in reliance on, the representations and warranties set forth in this Agreement, (iii) Oyster may have to bear the economic risk of its investment in the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes for an indefinite period of time because the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities Laws or unless an exemption from such registration is available, and (iv) a restrictive legend evidencing these restrictions shall be placed on all certificates evidencing the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes.

(b) Oyster is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act, a sophisticated investor and, by virtue of its business or financial experience, is capable of evaluating the merits and risks of the investment in the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes. Oyster been provided an opportunity to ask questions of and receive answers from representatives of Discovery concerning the terms and conditions of this Agreement and the purchase of the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes contemplated hereby.

(c) Oyster is acquiring the Class A Ordinary Shares, the Class A Preferred Shares, the Class B Preferred Shares and the FoundryCo Convertible Notes for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof that would be prohibited by Law.

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ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF PEARL TO DISCOVERY RELATING TO PEARL

As an inducement to Discovery to enter into this Agreement, Pearl hereby represents and warrants to Discovery, as of the date hereof and as of the Closing, as follows:

SECTION 7.01. Due Organization of Pearl. Pearl has been duly organized and is validly existing under the laws of the jurisdiction of its formation, and has all necessary power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

SECTION 7.02. Authorization of Agreements; Enforceability. This Agreement and each Ancillary Agreement to which it is a party, the performance by Pearl of its obligations hereunder and thereunder, and the consummation by Pearl of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Pearl. This Agreement and each Ancillary Agreement to which it is a party has been validly executed and delivered by Pearl and constitutes valid and binding obligations of Pearl, enforceable against Pearl in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

SECTION 7.03. Absence of Conflicts. The execution and delivery by Pearl of this Agreement and each Ancillary Agreement to which it is a party, the compliance by Pearl with all the provisions hereof and thereof, the performance by Pearl of all of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby will not: (i) conflict with or constitute a breach of any of the terms or provisions of the partnership agreement or other constituent documents of Pearl; or (ii) materially violate or conflict with any Law applicable to Pearl.

SECTION 7.04. Absence of Proceedings. To the knowledge of Pearl, there is no Action before or brought by any Governmental Authority now pending against or affecting Pearl which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and each Ancillary Agreement to which it is a party or the performance by Pearl of its obligations hereunder or thereunder.

SECTION 7.05. Absence of Further Requirements. To the knowledge of Pearl, the execution, delivery and performance by Pearl of this Agreement and each Ancillary Agreement to which it is a party and the compliance by Pearl with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not require any further Authorization, except such as have been previously obtained and will be in full force and effect as of the Closing.

SECTION 7.06. Investment Representations. (a) Pearl acknowledges and understands that (i) the Discovery Shares, the Warrants, and upon issuance, the Warrant Shares, have not been and will not be registered under the Securities Act or under any state securities Laws (other than in accordance with the resale registration rights provided for in the Registration Rights Agreement) and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) such exemptions depend in part upon, and such Discovery Shares, Warrants and Warrant Shares are being sold in reliance on, the representations and warranties set forth in this Agreement, (iii) Pearl may have to bear the economic risk of its investment in the Discovery Shares, Warrants and Warrant Shares for an indefinite period of time because the Discovery Shares, Warrants and Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities Laws or unless an exemption from such registration is available, and (iv) a restrictive legend evidencing these restrictions shall be placed on all certificates evidencing the Discovery Shares, Warrants and Warrant Shares.

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(b) Pearl is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act, a sophisticated investor and, by virtue of its business or financial experience, is capable of evaluating the merits and risks of the investment in the Discovery Shares, Warrants and Warrant Shares. Pearl has been provided an opportunity to ask questions of and receive answers from representatives of Discovery concerning the terms and conditions of this Agreement and the purchase of the Discovery Shares, Warrants and Warrant Shares contemplated hereby.

(c) Pearl is acquiring the Discovery Shares, Warrants and Warrant Shares for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof that would be prohibited by Law.

ARTICLE VIII

COVENANTS TO BE PERFORMED PRIOR TO CLOSING

SECTION 8.01. Conduct of Discovery Business Prior to the Closing. Discovery covenants and agrees that, between the date hereof and the time of the Closing, neither Discovery nor any of its Subsidiaries shall conduct its business relating to the operation and ownership of the FoundryCo Assets and the Assumed Liabilities and the Transferred FoundryCo Subsidiaries, other than in the ordinary course of business and consistent with Discovery’s and such Subsidiary’s prior practice, except for such conduct related to the anticipated separation of the FoundryCo Assets and the Assumed Liabilities and the Transferred FoundryCo Subsidiaries from Discovery and its Subsidiaries and as otherwise contemplated by the terms of this Agreement and the Ancillary Agreements. In addition to and without limiting the generality of the foregoing, Discovery covenants and agrees that between the date hereof and the time of the Closing, without the prior written consent of Oyster, except as set forth in Section 8.01 of the Disclosure Schedule, neither Discovery nor any Transferred FoundryCo Subsidiary shall:

(a) adopt or propose any change in its charter or by-laws;

(b) merge or consolidate with, or sell a substantial portion of its assets to, any other Person except in compliance with the requirements of Section 8.09 hereof;

(c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

(d) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock, except for the repurchase of shares of Discovery Common Stock issued to employees of Discovery or its Subsidiaries or the cancellation of Stock Options in the ordinary course of business, consistent with past practice under the applicable Plans;

(e) except with respect to assets and liabilities that constitute Excluded Assets and Excluded Liabilities, (i) acquire (including by merger, consolidation, or acquisition of stock or assets or any other business combination) any corporation, partnership, other business organization or any division thereof; (ii) incur any Indebtedness or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any person, or make any loans or advances, except as set forth in the Bridge Funding Agreement, or grant any security interest in any of its assets, other than in the ordinary course of business and consistent with past practice; (iii) enter into any Material Discovery Contract other than in the ordinary course of business and consistent with past practice; (iv) authorize any capital expenditure related to the FoundryCo Assets in excess of ten million dollars ($10,000,000) or other expenditure except expenditures contemplated by the Bridge Funding Agreement; or (v) enter into or amend any contract, agreement, commitment or arrangement with respect to any matter set forth in this Section 8.01(e);

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(f) except as required by applicable Law, take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures relating to the FoundryCo Assets and the Assumed Liabilities and the Transferred FoundryCo Subsidiaries;

(g) pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) that constitutes an Assumed Liability, other than in the ordinary course of business and consistent with past practice;

(h) with respect to the FoundryCo Assets and the Assumed Liabilities and the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities, take any action to:

(i)	modify purchasing policies, intracompany pricing policies or other business practices with Discovery or any of the Remaining Discovery Subsidiaries;

(ii)	materially shorten or lengthen customary payment cycles for any payables or receivables, including intercompany payments made with Discovery or any of the Remaining Discovery Subsidiaries;

(iii)	terminate or modify any policies or binders of insurance;

(iv)	let lapse or fail to exercise any rights of renewal pursuant to the terms of any leases or subleases which by their terms would otherwise expire;

(v)	do any of the things specified in Sections 4.09(a) through 4.09(e) and Sections 4.09(h) through 4.09(p) inclusive; or

(vi)	announce an intention, enter into any formal or informal agreement or otherwise make a commitment, to do any of the foregoing.

(i) sell, lease, license or otherwise dispose of any material assets or property that constitute, FoundryCo Assets, except (i) pursuant to existing contracts or commitments, (ii) in the ordinary course of business consistent with past practice (provided that the entering into of licenses or covenants not to sue in respect of Patents, other than in the context of product sales to customers or product development efforts or similar business arrangements, is not considered ordinary course of business), and (iii) sales of equipment for the production of 200mm wafers; provided, however, in the event that prior to the Closing, Discovery settles any Claim or Action proceeding in process as of the date hereof, or is in negotiation to enter into any Patent cross license at the time of the date hereof, then Discovery may as part of such settlement of an existing Claim, or as part of the resolution of an existing negotiation, grant the counterparty (including any applicable Subsidiaries and Affiliates of such counterparty) a non-exclusive, non-sublicensable, non-transferable portfolio license under and to all of Discovery’s Patents, and no consent from the parties hereto shall be required so long as Discovery (a) does not bind FoundryCo to any restrictions, obligations or encumbrances other than granting a non-exclusive license in accordance with this Section 8.01(i), and (b) obtains a Patent license for FoundryCo under which (i) FoundryCo will obtain a foundry license under or to the same Patents that Discovery licenses from the counterparty, (ii) FoundryCo will not be obligated to pay any royalties or fees to such counterparty if Discovery is not paying the same royalties or fees, and (iii) the scope of the license to FoundryCo will not be dependent on FoundryCo remaining affiliated with Discovery;

(j) issue or sell any equity securities or other securities convertible into or exchangeable for equity securities, other than (i) grants or sales of Discovery Common Stock, restricted stock units, or options to purchase Discovery Common Stock pursuant to the Stock Option Plans in the ordinary course of business consistent with past practice to persons other than the employees who will receive offers to become Transferred Employees pursuant to Section 10.01, (ii) shares of Discovery Common Stock issued upon exercise or vesting of employee stock options or restricted stock units that are described in the Discovery SEC Documents and are outstanding on the date hereof or upon exercise or vesting of employee stock options granted in compliance with clause (i) above and with Section 3.09, or (iii) shares of Discovery Common Stock issued upon conversion of any convertible securities outstanding as of the date hereof and described in the Discovery SEC Documents or issued

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in compliance with this Section 8.01 or (iv) sales of Discovery Common Stock or debt securities convertible into or exchangeable for Discovery Common Stock in underwritten public offerings or in Rule 144A transactions in a manner consistent with Discovery’s past practice for these offerings, which manner shall include sales to multiple buyers, none of which acquire in such offering the equivalent, on a fully diluted, as-converted basis, more than four-point-nine percent (4.9%) of the outstanding voting securities of Discovery;

(k) except as required by applicable Law, take any action or enter into any agreement that could reasonably be expected to jeopardize or materially delay the consummation of the Closing;

(l) take any action that could constitute a material default under, a termination (other than a termination in accordance with the terms thereof) of, or a material breach of, any Material Discovery Contracts or Material FoundryCo Contracts;

(m) other than in the ordinary course of business, and as disclosed to Oyster and Pearl and consistent with Article X hereof, increase the compensation payable or to become payable or the benefits provided to the Transferred Employees (except as required by applicable Law or in accordance with the terms of a collective agreement or other similar agreement as in effect as of the date hereof), or, except in accordance with agreements existing as of the date hereof or as required by applicable Law, grant any severance or termination pay to, or enter into any employment or severance agreement with, any Transferred Employee (except for agreements entered into with new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, collective agreement, bonus, profit-sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement covering or for the benefit of any Transferred Employee; or

(n) agree or commit to do any of the foregoing.

SECTION 8.02. Organization of FoundryCo; Capital Structure. (a) Discovery shall form FoundryCo and its applicable Subsidiaries and shall take, or cause to be taken, all appropriate action to incorporate, capitalize and organize FoundryCo and its Subsidiaries such that, upon Closing, FoundryCo and its applicable Subsidiaries shall have the legal power and authority to own or acquire the FoundryCo Assets and assume the Assumed Liabilities as contemplated by the Transaction Documents.

(b) Discovery shall cause FoundryCo to file the Memorandum and Articles of Association with the Registrar of Companies in the Cayman Islands, which Memorandum and Articles of Association shall be in effect at the Closing, and Discovery shall take all other appropriate action such that, upon Closing, the consolidated FoundryCo capitalization will be as set forth on the FoundryCo Capitalization Table.

(c) Discovery shall, prior to Closing, cause FoundryCo to authorize the issue of Class A Ordinary Shares, Class A Preferred Shares and Class B Preferred Shares on the terms set forth in the Memorandum and Articles of Association and authorize the issuance and sale of the FoundryCo Convertible Notes on the terms set forth herein and therein.

SECTION 8.03. FoundryCo Executive Committee. Discovery and Oyster each agree to designate two (2) representatives to serve on a committee to advise FoundryCo on issues related to FoundryCo’s preparation to be ready to commence business at the Closing. The committee members shall be indemnified from liability prior to Closing by Discovery for the Discovery designees, and by Oyster for the Oyster designees, and following Closing, by FoundryCo to the maximum extent permissible by applicable Law, and shall enter into agreements with FoundryCo with respect to indemnification and the advancement of expenses on customary terms.

SECTION 8.04. Preparation of Carve Out Financial Statements. As soon as practicable after the date hereof, Discovery shall prepare and will request Ernst & Young LLP to audit the Carve Out Financial Statements, and shall deliver the audited Carve Out Financial Statements to Oyster and Pearl at least ten (10) days prior to the Closing Date.

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SECTION 8.05. Access to Information. From the date hereof until the Closing, upon reasonable notice, Discovery shall cause its officers, directors, and employees, and shall use its commercially reasonable efforts to cause its agents, representatives, accountants and counsel to: (i) afford the officers, employees, agents, accountants, counsel, financing sources and representatives of Oyster and Pearl who are subject to an appropriate confidentiality agreement reasonable access, during normal business hours, to the offices, properties, plants, other facilities, books and records of Discovery relating to the FoundryCo Assets and the Assumed Liabilities and the Transferred FoundryCo Subsidiaries, including access to enter upon such properties, plants and facilities to investigate and collect air, surface water, groundwater and soil samples or to conduct any other type of environmental assessment, and to those officers, directors, employees, agents, accountants and counsel of Discovery who have any knowledge relating to the FoundryCo Assets and the Assumed Liabilities or the Transferred FoundryCo Subsidiaries and (ii) furnish to the officers, employees, agents, accountants, counsel, financing sources and representatives of Oyster and Pearl who are subject to an appropriate confidentiality agreement such additional financial and operating data and other information regarding the assets, properties, liabilities and goodwill of the FoundryCo Assets, the Assumed Liabilities and the Transferred FoundryCo Subsidiaries (or legible copies thereof) as Oyster or and Pearl may from time to time reasonably request.

SECTION 8.06. NYSE Required Approval

(a) Stockholders’ Meeting. Discovery, acting through its board of directors, shall, in accordance with applicable Law and Discovery’s charter and by-laws, (i) duly call, give notice of, convene and hold a special meeting of its stockholders as promptly as practicable following the date hereof (the “Stockholders’ Meeting”) for the purposes of voting on the NYSE Required Approval, and (ii) (A) include in the Proxy Statement, and not subsequently withdraw or modify the unanimous recommendation of the board of directors that the stockholders of Discovery approve and adopt the NYSE Required Approval, and (B) use its commercially reasonable efforts to obtain such approval and adoption.

(b) Proxy Statement. Promptly following the date hereof, Discovery shall file with the SEC under the Exchange Act a proxy statement (the “Proxy Statement”) soliciting proxies to take action on the NYSE Required Approval at the Stockholders Meeting, and shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable. Pearl and Discovery shall cooperate with each other in the preparation of the Proxy Statement, and Discovery shall notify Pearl of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to Pearl promptly copies of all correspondence between Discovery or any representative of Discovery and the SEC with respect thereto. Discovery shall give Pearl and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to such documents being filed with the SEC or disseminated to Persons entitled to vote at the Stockholders’ Meeting, and shall give Pearl and its counsel a reasonable opportunity to review and comment on all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Discovery and Pearl agree to use their commercially reasonable efforts, after consultation with the other Parties, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement and all required amendments and supplements thereto to be mailed at the earliest practicable time to the Persons entitled to vote at the Stockholders’ Meeting.

SECTION 8.07. Authorizations; Notices and Consents. (a) Discovery, Oyster and Pearl shall use their commercially reasonable efforts and shall cooperate fully in promptly seeking to obtain all Required Authorizations.

(b) Discovery shall promptly give all required notices to third parties and otherwise use its commercially reasonable efforts to obtain the Required Consents and such other third party consents and estoppel certificates as Oyster may reasonably deem necessary or desirable in connection with the transactions contemplated by this Agreement.

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(c) Oyster and Pearl shall cooperate and use their commercially reasonable efforts to assist Discovery in seeking to obtain all Required Authorizations and Required Consents, and such other third party consents and estoppel certificates; provided, however, that neither Oyster nor Pearl shall have any obligation to give any guarantee or other consideration of any nature in connection with any such notice, consent or estoppel certificate or to consent to any change in the terms of any agreement or arrangement which Oyster or Pearl, in their reasonable sole discretion, may deem adverse to their respective interests or which Oyster or Pearl, after consultation with FoundryCo’s management, may deem adverse to the interests of FoundryCo.

(d) Each Party agrees to engage in commercially reasonable efforts to secure CFIUS Clearance. Such efforts shall include, to the extent necessary, the execution of Mitigation Agreements containing any terms customarily included in such Mitigation Agreements; provided, however, that no Party shall be required to enter into any agreement that: (i) requires Pearl to hold its ownership interests in Discovery indirectly, such as through proxy holders or in a voting trust; (ii) materially interferes with Oyster’s ability to participate in the management of FoundryCo pursuant to the terms of this Agreement or the Ancillary Agreements; (iii) requires Discovery or FoundryCo to dispose of any material portion of their respective businesses, operations, assets or product lines (or any combination thereof) other than any disposition that is contemplated in this Agreement or the Ancillary Agreements; or (iv) otherwise is reasonably likely to result in a Material Adverse Effect after giving effect to the transactions contemplated by this Agreement or the Ancillary Agreements.

SECTION 8.08. Notice of Developments. Prior to the Closing, Discovery shall promptly notify Oyster and Pearl in writing of (a) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which have resulted in any misrepresentation or breach of a warranty or covenant of Discovery in this Agreement or which have had the effect of making any representation or warranty of Discovery in this Agreement untrue or incorrect in any respect and (b) all other material developments affecting the FoundryCo Assets or the Assumed Liabilities, the Transferred FoundryCo Subsidiaries or the business, financial condition, operations, results of operations, customer or supplier relations, employee relations, projections or prospects of the Discovery Business, or, to the extent Discovery has knowledge, the Transferred FoundryCo JV Entities.

SECTION 8.09. No Solicitation. (a) Discovery agrees that between the date of this Agreement and the earlier of the Closing or the termination of this Agreement in accordance with the provisions hereof, neither Discovery nor any of its Subsidiaries shall, nor shall Discovery or any of its Subsidiaries authorize or permit any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly:

(i)	solicit, initiate or take any action to encourage the submission of any other proposals or offers from, or enter into any agreement with, any Third Person relating to an Alternative Transaction or a Discovery Change of Control Proposal;

(ii)	participate in any discussions, conversations, negotiations or other communications with a Third Person regarding, furnish to any other Third Person any material non-public information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other Third Person to seek to do, any of the foregoing; or

(iii)	release any third party from, or waive any provision of, any standstill or similar agreement to which Discovery or any of its Subsidiaries is a party.

(b) Notwithstanding anything to the contrary in this Section 8.09, the board of directors of Discovery, directly or indirectly through advisors, agents or other intermediaries, may (i) participate in discussions, conversations, negotiations or other communications with a Third Person regarding, and furnish information to, a Third Person that has made, in writing, a bona fide Discovery Change of Control Proposal and (ii) enter into an agreement with any Third Person relating to a Discovery Change of Control Transaction, if, and only if the board of directors of Discovery has: (A) determined, in its good faith judgment after considering advice from its outside legal counsel, that failure to furnish such information or enter into such discussions or such agreement would be

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inconsistent with its fiduciary obligations to Discovery and its stockholders under applicable Law; (B) provided written notice to Oyster and Pearl of the identity of the Third Person making, and the material terms of any such proposal, and of Discovery’s intent to furnish information or enter into discussions with such Third Person at least three (3) Business Days prior to taking any such action; (C) obtained from such Third Person an executed confidentiality agreement on customary terms (it being understood that such confidentiality agreement and any related agreements shall not include any provision calling for any exclusive right to negotiate with such party or having the effect of prohibiting Discovery from satisfying its obligations under this Agreement); and (D) promptly provided to Oyster and Pearl any non-public information concerning Discovery or any of its Subsidiaries provided to any such Third Person which was not previously provided to Oyster and Pearl. Discovery shall keep Oyster and Pearl informed on a prompt basis of any material changes in the terms or status of any Discovery Change of Control Proposal.

SECTION 8.10. Discovery Indebtedness. Discovery shall use its commercially reasonable efforts to ensure that (i) the transactions contemplated by this Agreement and the Ancillary Agreements do not constitute an event or events of default under the Term Loan Facility Agreement or other Indebtedness of Discovery, and (ii) to the extent the transactions contemplated under this Agreement and the Ancillary Agreements may constitute an event or events of default under the Term Loan Facility Agreement or other Indebtedness of Discovery, to secure the necessary waivers or consents of the lenders thereunder, or their agents, as necessary to ensure that no event or events of default shall occur or continue unremedied as of the Closing.

SECTION 8.11. Bulk Transfer Laws. Prior to the Closing, Discovery shall comply with the requirements of all applicable bulk sale, bulk transfer or similar laws in all jurisdictions.

SECTION 8.12. Related Party Transactions. Prior to the Closing, Discovery shall cause any contract or arrangement that is disclosed (or should have been disclosed) in Section 4.13(a)(ix) of the Disclosure Schedule to be terminated or otherwise addressed in a manner satisfactory to Oyster.

SECTION 8.13. Conveyance Taxes. Notwithstanding any provision of this Agreement to the contrary, all Conveyance Taxes incurred in connection with this Agreement and the transactions contemplated hereby shall be paid either by Discovery or on behalf of Discovery by FoundryCo, with a corresponding adjustment pursuant to Section 2.08(d). The Parties shall cooperate in timely making all filings, Tax Returns, reports and forms as may be required to comply with the provisions of Laws related to Conveyance Taxes.

SECTION 8.14. Further Action. Each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the Ancillary Agreements to which it is a party and consummate and make effective the transactions contemplated hereby and thereby.

SECTION 8.15. Risk of Loss. (a) Discovery assumes the risk of loss or damage by fire or other casualty to any Owned Real Property, any Leased Real Property or any Tangible Personal Property prior to the Closing. In the event that any Owned Real Property or Leased Real Property shall suffer any material fire, casualty or injury prior to the Closing, Discovery agrees to (i) repair the damage at its sole cost and expense before the date set for delivery of the instrument of transfer or assignment, as applicable, hereunder, or (ii) make an appropriate reduction in the Purchase Price based on a reasonable approximation of the cost of such repair as agreed by the Parties, or (iii) assign to FoundryCo the proceeds of any insurances covering such fire, casualty or injury, provided that any deficiency in such proceeds shall result in an appropriate reduction in the Purchase Price based on a reasonable approximation of the cost of such repair as agreed by the Parties or, in the event the Parties cannot agree on the amount of such deficiency or reduction, an adjustment in the Purchase Price pursuant to Section 2.08. Notwithstanding the foregoing, no mitigation of any casualty loss to any Owned Real Property, any Leased Real Property or any Tangible Personal Property before delivery of the applicable instrument of transfer or assignment shall limit the ability of Pearl or Oyster to pursue any remedies under this Agreement to the extent

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that such casualty loss would cause Discovery to be in breach of any representation, warranty or covenant under this Agreement or to the extent that any such casualty loss would otherwise cause the failure of any condition to the obligations of Pearl or Oyster to consummate the transactions contemplated by this Agreement.

(b) The risk of loss or damage to the Owned Real Property or the Leased Real Property by condemnation prior to the Closing is assumed by Discovery. In the event any condemnation proceeding is commenced prior to the Closing, Discovery shall assign to FoundryCo at the Closing all of Discovery’s right, title and interest in and to all awards made in respect of such condemnation and shall pay over to FoundryCo all amounts theretofore received by Discovery in connection with such condemnation.

ARTICLE IX

POST-CLOSING COVENANTS

SECTION 9.01. Pearl Director Designee. For so long as Pearl and its Permitted Transferees beneficially own, in the aggregate, at least ten percent (10%) of the outstanding shares of Discovery Common Stock, it is the intention of the Parties that Pearl shall have the right to designate a representative (the “Pearl Director Designee”) to the board of directors of Discovery. Discovery shall, upon Pearl’s request, cause the Pearl Director Designee to be promptly appointed or elected to the board of directors of Discovery including, if necessary, by amending its by-laws to increase the number of authorized directors, or securing the resignation of an incumbent director as necessary to enable the Pearl Director Designee to be elected or appointed by the board of directors of Discovery to the vacant seat created thereby. For so long as Pearl shall have the right to designate the Pearl Director Designee pursuant to this Section 9.01, Discovery shall, subject to applicable Law, cause the board of directors of Discovery (or a nominating committee thereof) to nominate the Pearl Director Designee to stand for election at any meeting of the stockholders (or pursuant to the solicitation of written consents in lieu thereof) of Discovery at which the seat available for or held by the Pearl Director Designee is up for election at such meeting (or is the subject of such solicitation for action by written consent of the stockholders of Discovery). Discovery shall, subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder, take all actions required pursuant to Section 14(f) and Rule 14f-1 as is necessary to enable the Pearl Director Designee to be elected to the board of directors of Discovery. The provisions of this Section 9.01 are in addition to and shall not limit any rights that Pearl or any of its Permitted Transferees may have as a holder or beneficial owner of Discovery Common Stock as a matter of Law with respect to the election of directors or otherwise.

SECTION 9.02. Access to Information. (a) For a period of ten (10) years after the Closing, the Parties shall cause FoundryCo to, and FoundryCo shall, (i) retain the books and records relating to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities relating to periods prior to the Closing in a manner reasonably consistent with the prior practice of Discovery and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of Discovery and Oyster reasonable access (including the right to make, at the requesting Party’s expense, photocopies), during normal business hours, to such books and records, including employment records.

(b) For a period of ten years following the Closing, Discovery shall (i) retain the books and records including electronic data (e.g. relevant financial data in the ERP system) of Discovery which relate to the FoundryCo Assets and the Assumed Liabilities, the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities and their operations for periods prior to the Closing and which shall not otherwise have been delivered to FoundryCo and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of FoundryCo and Oyster reasonable access (including access to electronic data and including the right to make photocopies, at the requesting Party’s expense), during normal business hours, to such books and records, including employment records.

SECTION 9.03. Further Assurances. (a) Each of the Parties shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all the things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required

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to carry out the provisions of this Agreement and the Ancillary Agreements to which it is a party and consummate and make effective the transactions contemplated hereby and thereby.

(b) Without limiting the generality of the provisions of Section 9.03(a), Discovery agrees that, in the event that any consent, approval or authorization necessary or desirable to preserve for the benefit of FoundryCo any right or benefit under any lease, license, contract, commitment or other agreement or arrangement to which Discovery or any Subsidiary is a party is not obtained prior to the Closing, Discovery shall, subsequent to the Closing, cooperate with FoundryCo in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable. If such consent, approval or authorization cannot be obtained, Discovery shall use its commercially reasonable efforts to provide FoundryCo with the rights and benefits of the affected lease, license, contract, commitment or other agreement or arrangement for the term of such lease, license, contract or other agreement or arrangement, and, if Discovery provides such rights and benefits, FoundryCo, as the case may be, shall assume the obligations and burdens thereunder.

SECTION 9.04. Authorization for Listing. Upon issuance of the Discovery Shares and the Warrant Shares, Discovery shall file a notice of issuance to cause the Discovery Shares and the Warrant Shares to be listed on the New York Stock Exchange.

SECTION 9.05. Standstill. Oyster and Pearl agree that from the date hereof until the earlier of (a) the fifth (5th) anniversary of the Closing Date, or (b) such time as Oyster and Pearl, together with their respective Affiliates and Permitted Transferees, beneficially own in the aggregate less than ten percent (10%) of the outstanding voting securities of Discovery, neither Oyster, Pearl, nor their respective Affiliates or Permitted Transferees shall, except as expressly contemplated by this Agreement or unless specifically invited in writing by the board of directors of Discovery, in any manner, directly or indirectly:

(i)	acquire or offer to acquire, seek, propose or agree to acquire, by means of a purchase, tender or exchange offer, merger, business combination or in any other manner, beneficial ownership as defined in Rule 13d-3 under the Exchange Act of any securities of Discovery or ownership of any material assets, indebtedness or business of Discovery, including, in each case, any rights or options to acquire such ownership (including from any third person), if such direct or indirect acquisition would cause Oyster and Pearl, together with their respective Affiliates and Permitted Transferees, to beneficially own more than twenty-two-and-one-half percent (22.5%) of the outstanding voting securities of Discovery;

(ii)	initiate, or induce or attempt to induce any other Third Person to initiate, any shareholder proposal or tender offer for any securities of Discovery, any change of control of Discovery or the convening of a shareholders’ meeting of Discovery;

(iii)	effect or seek any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to Discovery;

(iv)	seek or propose to influence, advise, change or control the management, board of directors, governing instruments or policies or affairs of Discovery, or seek or obtain representation on the board of directors of Discovery other than as expressly contemplated by the Transaction Documents, in each case, (A) by means of a “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 of Regulation 14A promulgated pursuant to Section 14 of the Exchange Act, disregarding clause (iv) of Rule 14a-1(l)(2) and including any otherwise exempt solicitation pursuant to Rule 14a-2(b)), (B) by seeking to influence, advise or direct the vote of any holder of voting securities of Discovery, or (C) by publicly making a request of, or announcement with respect to, Discovery (or its representatives);

(v)	make any public disclosure, or take any action (including making any non-public communication to Discovery) which would be reasonably likely to require Discovery to make any public disclosure, with respect to any of the matters set forth in paragraphs (i), (ii) or (iii) of this Section;

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(vi)	contact, or enter into any discussions or arrangements with, any Third Person who has filed, or will, within ten (10) days thereafter, be required to file, a statement containing the information required by Rule 13d-1 under the Exchange Act, concerning any of the matters set forth in this Section 9.05; or

(vii)	advise, assist or encourage any other Persons in connection with any of the foregoing.

Oyster and Pearl also agree during such period not to request that Discovery or any of its representatives, directly or indirectly, amend or waive any provision of this paragraph (including this sentence), provided, that either Oyster or Pearl may ask Discovery whether it would wish to entertain a proposal for the acquisition of Discovery, but may not make such a proposal absent Discovery’s affirmative response to such question. Nothing in this Section 9.05 shall prohibit or prevent Oyster, Pearl or any of their respective Affiliates and Permitted Transferees from voting any securities at their sole discretion on matters submitted to the stockholders of Discovery for a vote, or from voting in favor of, or tendering any Discovery securities held by any of them into, any extraordinary transaction involving Discovery or a substantial portion of its securities or assets.

SECTION 9.06. Restrictions on Resale of Discovery Shares. From and after the Closing Date, until such time as Pearl (together with any Permitted Transferees to whom Pearl has transferred beneficial ownership of Discovery Common Stock) shall beneficially own (within the meaning of the Exchange Act), in the aggregate, less than ten percent (10%) of the Discovery Common Stock then outstanding, regardless of whether Pearl is an “affiliate” of Discovery (as defined in Rule 144(a)(1), promulgated by the SEC under the Securities Act), Pearl and such Permitted Transferees may only resell shares of Discovery Common Stock (i) in connection with a bona fide pledge or other hypothecation or transfer in connection with a financing transaction secured by a pledge of Pearl’s Discovery Common Stock, (ii) by means of an underwritten public offering pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to Rule 144. Notwithstanding the foregoing, Pearl or its Permitted Transferees may sell or transfer, including transfer by operation of law, shares of Discovery Common Stock to any Permitted Transferee. Pearl shall provide Discovery with notice of such sale or transfer, and upon such sale or transfer, any such Permitted Transferee shall be bound by the provisions of this Section 9.06 and shall provide a written agreement or undertaking to such effect, in form and substance reasonably satisfactory to Discovery.

SECTION 9.07. Confidentiality of Proprietary Information. (a) Each Party (i) shall, and shall cause its officers, directors, employees, attorneys, accountants, auditors and agents, to the extent such Persons have received any Confidential Information (as defined herein) (collectively “Representatives”) and its Affiliates and their Representatives, to the extent such Persons have received any Confidential Information, to maintain in strictest confidence any and all confidential information relating to FoundryCo, any other Party, or any of their respective Subsidiaries that is proprietary to FoundryCo, any other Party, or any of their respective Subsidiaries as applicable, or otherwise not available to the general public, including information about properties, employees, finances, businesses and operations of FoundryCo, any other Party, or any of their respective Subsidiaries and all notes, analyses, compilations, studies, forecasts, interpretations or other documents prepared by a receiving Party or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to or acquired by such Party (“Confidential Information”) and (ii) shall not disclose, and shall cause its Representatives, not to disclose, Confidential Information to any Person other than to another Party, FoundryCo and their respective Subsidiaries (including the agents, employees and attorneys thereof and the members of the board of directors of FoundryCo), except only to the extent such disclosure is required by applicable Law, or legal process (including pursuant to any listing agreement with, or the rules or regulations of, any national securities exchange on which any securities of such Party (or any Affiliate thereof) are listed or traded) in which event the Party making such disclosure or whose Affiliates or Representatives are making such disclosure shall so notify the other Parties as promptly as practicable (and, if possible, prior to making such disclosure) and shall seek confidential treatment of such information if reasonably requested.

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(b) Notwithstanding Section 9.07(a):

(i)	Any Party or any Representative thereof may disclose any Confidential Information for bona fide business purposes on a strict “need to know” basis to its Affiliates, its board of directors (or equivalent governing body), its Representatives and its lenders, provided, however, that in each such case each such Person is bound by a legal duty to or otherwise agrees to keep such Confidential Information confidential in the manner set forth in this Section 9.07.

(ii)	The provisions of this Section 9.07 shall not apply to, and Confidential Information shall not include:

(A)	any information that is or has become generally available to the public other than as a result of a disclosure by any Party or any Affiliate or Representative thereof in breach of any of the provisions of this Section 9.07;

(B)	any information that has been independently developed by such Party (or any Affiliate thereof) without violating any of the provisions of this Agreement or any other similar contract to which such Party, or any Affiliate thereof or their respective Representatives, is bound;

(C)	any information made available to such Party (or any Affiliate thereof), on a non-confidential basis by any third party who is not prohibited from disclosing such information to such Party by a legal, contractual or fiduciary obligation to any other Party or any of its Representatives; or

(D)	any information already possessed by such Party (or any Affiliate thereof) and not obtained pursuant or subject to a confidentiality agreement.

(c) Except as otherwise provided for in this Section 9.07, Confidential Information received hereunder shall be used by each Party and its Affiliates solely for use in connection with such Party’s investment in FoundryCo and with respect to FoundryCo and its Subsidiaries.

(d) The obligations of each of Oyster and Discovery under this Section 9.07 shall survive for as long as such Party remains a shareholder of FoundryCo, and for two (2) years after such Party ceases to be a shareholder of FoundryCo, notwithstanding such Party’s ceasing to be a shareholder of FoundryCo or any Person ceasing to be an Affiliate of such Party. The obligations of Pearl under this Section 9.07 shall survive for as long as the obligations of Oyster survive hereunder.

SECTION 9.08. Settlement of Claims by Discovery. From and after the date hereof, Discovery shall not settle, or make any binding offer to settle, any material Claim or Action related to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities, including Claims or Actions related to Excluded Liabilities, unless such settlement would not result in any Encumbrances or Liabilities on any of the FoundryCo Assets, or on any member of the FoundryCo Group or any Encumbrance on the conduct of the business of the FoundryCo Group as proposed to be conducted by this Agreement, the Ancillary Agreements or the FoundryCo Business Plan, or include any acknowledgment of validity or invalidity, enforceability or lack thereof, infringement or lack thereof, or interpretation of any claim with regard to any of the Intellectual Property related to such Claim or Action. Except as otherwise prohibited by applicable law, Discovery agrees to (i) promptly notify FoundryCo when it engages in settlement discussions with respect to any such Claims or Actions, and (ii) keep FoundryCo regularly apprised with respect to any such settlement discussions. The provisions of this Section shall apply to any antitrust or unfair competition Claims or Actions by Discovery against or involving Intel Corporation (including its Affiliates), and notwithstanding herein to the contrary, any such Claim or Action involving Intel Corporation may not be settled without the prior, written consent of FoundryCo, which consent shall not be unreasonably withheld.

SECTION 9.09. German Registration. Discovery and FoundryCo shall enter FoundryCo as the limited partners in the commercial registers of AMTC and BAC as promptly as practicable after the Closing Date.

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SECTION 9.10. Repayment of Subsidies. After the Closing, FoundryCo will use its commercially reasonable efforts (i) to take such actions as may be required to avoid, and (ii) not to take any actions that would result in, the repayment of investment grants and subsidies received by Discovery or any of its Subsidiaries prior to the Closing.

ARTICLE X

EMPLOYEE MATTERS

SECTION 10.01. Offers and Transfers of Employment.

(a) Transferred Employees in the United States. At least thirty (30) days prior to the Closing Date (or such lesser time as may be appropriate for employees who are hired or return from a leave of absence within thirty (30) days of the Closing Date or as Discovery and FoundryCo may otherwise agree), FoundryCo shall extend, or shall cause its applicable Subsidiaries to extend an offer of employment to each Transferred Employee providing services in the United States listed on Section 10.01(a) of the Disclosure Schedule (the “U.S. Transferred Employees”), which schedule may be updated from time to time as may reasonably be agreed by the parties. Effective as of the Closing Date, FoundryCo shall hire, or shall cause its applicable Subsidiaries to hire each U.S. Transferred Employee who timely accepts the offer of employment extended by FoundryCo.

(b) Transferred Employees Outside of the United States. (A) Effective as of the Closing Date, FoundryCo agrees to employ in the particular jurisdiction, or cause its applicable Subsidiaries to employ, (A) each Transferred Employee providing services outside of the United States listed Section 10.01(b) of the Disclosure Schedule who accepts an offer of employment from FoundryCo and (B) each Transferred Employee providing services outside of the United States listed on Section 10.01(b) of the Disclosure Schedule, which schedule may be updated from time to time as may reasonably be agreed by the parties (together with the Transferred Employees referenced in clause (A), the “Non-U.S. Transferred Employees”), who becomes employed by FoundryCo pursuant to applicable Law, applicable transfer Laws, including the European Union Acquired Rights Directive (as amended and as implemented from country to country from time to time) (such transfer laws and regulations, collectively, the “Transfer Laws”). Discovery and FoundryCo further agree to fully and timely cooperate in the transition activities and also to comply (and cause their applicable Subsidiaries to comply) with the Transfer Laws, which cooperation may include the execution of further agreements between appropriate Subsidiaries of Discovery and FoundryCo on a country by country basis.

SECTION 10.02. Transferred Employees. To the greatest extent permitted by applicable Law, FoundryCo shall provide service credit for all periods of service by the U.S. Transferred Employees and Non-U.S. Transferred Employee who accept an offer of employment with, or whose employment otherwise transfers to, FoundryCo (collectively, the “Transferred Employees”) under FoundryCo’s employee policies and plans except to the extent such service credit would result in the duplication of benefit accrual for the same period of service. FoundryCo shall be responsible for all Liabilities, salaries, benefits and similar employer obligations that arise after Closing under FoundryCo’s compensation and benefit plans and policies for all Transferred Employees. Except as may otherwise be agreed in writing among the Parties, FoundryCo shall be responsible for liabilities with respect to the termination of employment of any Transferred Employees by FoundryCo after the Closing, including health care continuation coverage with respect to plans established or maintained by FoundryCo after the Closing to the extent that the Transferred Employees participate therein, and damages or settlements arising out of any Claims of wrongful, constructive or illegal termination or dismissal by FoundryCo following the Closing, and for complying with the requirements of all applicable Laws with respect to any such termination by FoundryCo after the Closing.

SECTION 10.03. Equity Awards Held by Transferred Employees

(a) Options. Each Transferred Employee who holds an unvested Stock Option that is issued and outstanding as of the Closing (each, a “Transferred Employee Stock Option”), shall, to the extent permitted by applicable Law be entitled to be paid by FoundryCo, with respect to each Transferred Employee Stock Option, an amount in

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cash equal to the (i) the excess, if any, of the closing price for a share of Discovery Common Stock on the Business Day immediately prior to the Closing over the applicable per share exercise price of such Transferred Employee Stock Option, or, (ii) if there shall be no such excess, the binomial value of such Stock Option (as determined by FoundryCo in good faith ), less such amounts as are required to be withheld or deducted under the Code or any provision of U.S. state or local tax Law with respect to the making of such payment. FoundryCo shall pay the Transferred Employees who hold such Transferred Employee Stock Options the cash payments described in this Section 10.03(a) within ninety (90) days following the Closing (or if such day is not a Business Day, the next Business Day that follows thereafter), but in no event later than December 31 of the year in which the Closing occurs, subject to the Transferred Employee remaining in the continuous employ of FoundryCo through the payment date.

(b) Restricted Stock Units. Each Transferred Employee who holds, immediately prior to the Closing, an unvested restricted stock unit granted under the Stock Option Plans that is cancelled or expires in accordance with its terms at or immediately after the Closing (each, a “Transferred Employee RSU”), shall, to the extent permitted by applicable Law, be entitled to be paid by FoundryCo, with respect to each Transferred Employee RSU, an amount in cash equal to the closing price for a share of Discovery Common Stock on the Business Day immediately prior to the Closing, less such amounts as are required to be withheld or deducted under the Code or any provision of U.S. state or local tax Law with respect to the making of such payment. FoundryCo shall pay the Transferred Employees who hold such Transferred Employee RSUs the cash payments described in this Section 10.03(b) within ninety (90) days following the Closing (or if such day is not a Business Day, the next Business Day that follows thereafter), but in no event later than December 31 of the year in which the Closing occurs, subject to the Transferred Employee remaining in the continuous employ of FoundryCo through the payment date.

ARTICLE XI

CONDITIONS TO CLOSING

SECTION 11.01. Conditions to Obligations of Discovery. The obligations of Discovery to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by Discovery, at or prior to the Closing, of each of the following conditions:

(a) Representations, Warranties and Covenants.

(i)	The representations and warranties of Oyster and Pearl (x) that are not qualified by “materiality” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if made at the Closing and (y) that are qualified by “materiality” shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date with the same force and effect as if made at the Closing and except, in all cases, for such failure of such representations and warranties to be true and correct that would not have, individually or in the aggregate (when considered together with all breaches of any covenants and agreements of Oyster and Pearl to have been complied with on or before the Closing, and the failure of any other conditions in this Section 11.01, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect;

(ii)

the covenants and agreements contained in this Agreement and any Ancillary Agreements to be complied with by Oyster or Pearl on or before the Closing shall have been complied with in all material respects; except for such failures in compliance of covenants that would not have, individually or in the aggregate (when considered together with all misrepresentations or breaches

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of warranties of Oyster or Pearl in this Agreement, and the failure of any other conditions in this Section 11.01, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect; and

(iii)	each of Oyster and Pearl shall have delivered to Discovery at Closing the Oyster Discovery Closing Deliverables and the Pearl Discovery Closing Deliverables, respectively, and Oyster shall have delivered to FoundryCo at Closing the Oyster FoundryCo Closing Deliverables.

(b) Required Authorizations. All Required Authorizations shall have been obtained and shall remain in full force and effect; except for such failures to obtain such Required Authorizations that would not have, individually or in the aggregate, a Material Adverse Effect;

(c) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against any of the Parties, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Discovery, is likely to render it impossible or unlawful to consummate such transactions or which is reasonably likely to have a Material Adverse Effect;

(d) Legal Opinions. Discovery shall have received from Shearman & Sterling LLP a legal opinion, addressed to Discovery and dated as of the Closing, substantially in the form of Exhibit Q, and from Maples and Calder a legal opinion, addressed to Discovery and dated as of the Closing, substantially in the form of Exhibit R; and

(e) NYSE Required Approval. The stockholders of Discovery shall have approved and adopted the NYSE Required Approval.

SECTION 11.02. Conditions to Obligations of Oyster. The obligations of Oyster to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by Oyster, at or prior to the Closing, of each of the following conditions:

(a) Representations, Warranties and Covenants.

(i)	The representations and warranties of Discovery contained in this Agreement (x) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if made at the Closing and (y) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Closing with the same force and effect as if made at the Closing, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date with the same force and effect as if made as of the Closing and except in all cases, for such failure of such representations and warranties to be true and correct that would not have, individually or in the aggregate (when considered together with all breaches of any covenants and agreements of Discovery to have been complied with on or before the Closing, and the failure of any other conditions in this Section 11.02, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect;

(ii)	the covenants and agreements contained in this Agreement and any Ancillary Agreements to be complied with by Discovery on or before the Closing shall have been complied with in all material respects; except for such failures in compliance of covenants that would not have, individually or in the aggregate (when considered together with all misrepresentations or breaches of warranties of Discovery in this Agreement, and the failure of any other conditions in this Section 11.02, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect; and

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(iii)	Discovery shall have delivered to each of FoundryCo, Oyster and Pearl at Closing the Discovery FoundryCo Closing Deliverables, the Discovery Oyster Closing Deliverables and the Discovery Pearl Closing Deliverables, respectively;

(b) Required Authorizations and Required Consents. All Required Authorizations shall have been obtained and shall remain in full force and effect, and Discovery and FoundryCo shall have received, each in form and substance reasonably satisfactory to Oyster, all Required Consents, except for such failures to obtain such Required Authorizations and Required Consents that would not have, individually or in the aggregate, a Material Adverse Effect;

(c) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against any of the Parties, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Oyster, is likely to render it impossible or unlawful to consummate such transactions or which is reasonably likely to have a Material Adverse Effect;

(d) Legal Opinions. Oyster shall have received: (i) from Latham & Watkins LLP a legal opinion, addressed to Oyster and dated as of the Closing, substantially in the form of Exhibit M; (ii) from the general counsel of Discovery, a legal opinion, addressed to Oyster and dated as of the Closing, substantially in the form of Exhibit N; (iii) from Richards, Layton & Finger a legal opinion, addressed to Oyster and dated as of the Closing, substantially in the form of Exhibit O; and (iv) from Walkers a legal opinion, addressed to Oyster and dated as of the Closing, substantially in the form of Exhibit P;

(e) IBM Agreement. The IBM Development and License Agreement shall remain in full force and effect as of the Closing and shall not have been amended in any way adverse to the rights of FoundryCo thereunder;

(f) No Discovery Change of Control Proposal. Discovery shall have confirmed to Pearl in writing that Discovery (i) shall not have received a Discovery Change of Control Proposal, and (ii) shall not have exercised its fiduciary duties pursuant to Section 8.09 to discuss a Discovery Change of Control Proposal with any Third Person, or, if Discovery has (x) received such Discovery Change of Control Proposal or (y) exercised its fiduciary duties pursuant to Section 8.09 to discuss such Discovery Change of Control Proposal with any Third Person, Discovery shall have confirmed to Pearl in writing that Discovery shall not have agreed to, or be in any discussions with, any Third Person with respect to a Discovery Change of Control Transaction and that any Third Person that has made a Discovery Change of Control Proposal shall have withdrawn it;

(g) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or are reasonably likely to have, a Material Adverse Effect; and

(h) Satisfaction of Pearl Conditions. All of the conditions to Pearl’s obligations to consummate the transactions contemplated by this Agreement shall have been fulfilled, or waived in writing by Pearl, at or prior to the Closing.

SECTION 11.03. Conditions to Obligations of Pearl. The obligations of Pearl to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by Pearl, at or prior to the Closing, of each of the following conditions:

(a) Representations, Warranties and Covenants.

(i)

The representations and warranties of Discovery contained in this Agreement (x) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing with the same force and effect as if made at the Closing and (y) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and

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correct as of the Closing with the same force and effect as if made at the Closing, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of that date with the same force and effect as if made as of the Closing and except, in all cases, for such failure of such representations and warranties to be true and correct that would not have, individually or in the aggregate (when considered together with all breaches of any covenants and agreements of Discovery to have been complied with on or before the Closing, and the failure of any other conditions in this Section 11.03, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect;

(ii)	the covenants and agreements contained in this Agreement and any Ancillary Agreements to be complied with by Discovery on or before the Closing shall have been complied with in all material respects; except for such failures in compliance of covenants that would not have, individually or in the aggregate (when considered together with all misrepresentations or breaches of warranties of Discovery in this Agreement, and the failure of any other conditions in this Section 11.03, and together with all other events that have occurred or shall be reasonably likely to occur), a Material Adverse Effect;

(iii)	Discovery shall have delivered to each of FoundryCo, Oyster and Pearl at Closing the Discovery FoundryCo Closing Deliverables, the Discovery Oyster Closing Deliverables and the Discovery Pearl Closing Deliverables, respectively; and

(iv)	FoundryCo shall have delivered to Discovery and Oyster the FoundryCo Discovery Closing Deliverables and the FoundryCo Oyster Closing Deliverables, respectively.

(b) Required Authorizations and Required Consents. All Required Authorizations shall have been obtained and shall remain in full force and effect, and Discovery and FoundryCo shall have received, each in form and substance reasonably satisfactory to Pearl, all Required Consents, except for such failures to obtain such Required Authorizations and Required Consents that would not have, individually or in the aggregate, a Material Adverse Effect;

(c) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against any of the Parties, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Pearl, is likely to render it impossible or unlawful to consummate such transactions or which is reasonably likely to have a Material Adverse Effect;

(d) Legal Opinions. Pearl shall have received: (i) from Latham & Watkins LLP a legal opinion, addressed to Pearl and dated as of the Closing, substantially in the form of Exhibit M; (ii) from the general counsel of Discovery, a legal opinion, addressed to Pearl and dated as of the Closing, substantially in the form of Exhibit N; and (iii) and from Walkers a legal opinion, addressed to Pearl and dated as of the Closing, substantially in the form of Exhibit P;

(e) NYSE Required Approval. The stockholders of Discovery shall have approved and adopted the NYSE Required Approval;

(f) Pearl Director Designee. If requested by Pearl prior to Closing, the Pearl Directory Designee shall have been validly appointed or elected to the board of directors of Discovery, with such appointment or election effective upon Closing.

(g) No Discovery Change of Control Proposal. Discovery shall have confirmed to Pearl in writing that Discovery (i) shall not have received a Discovery Change of Control Proposal, and (ii) shall not have exercised its fiduciary duties pursuant to Section 8.09 to discuss a Discovery Change of Control Proposal with any Third Person, or, if Discovery has (x) received such Discovery Change of Control Proposal or (y) exercised its

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fiduciary duties pursuant to Section 8.09 to discuss such Discovery Change of Control Proposal with any Third Person, Discovery shall have confirmed to Pearl in writing that Discovery shall not have agreed to, or be in any discussions with, any Third Person with respect to a Discovery Change of Control Transaction and that any Third Person that has made a Discovery Change of Control Proposal shall have withdrawn it;

(h) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or are reasonably likely to have, a Material Adverse Effect; and

(i) Satisfaction of Oyster Conditions. All of the conditions to Oyster’s obligations to consummate the transactions contemplated by this Agreement shall have been fulfilled, or waived in writing by Oyster, at or prior to the Closing.

ARTICLE XII

SURVIVAL AND INDEMNIFICATION

SECTION 12.01. Survival of Representations and Warranties. (a) The representations and warranties of Discovery contained in Article IV of this Agreement, and the representations and warranties of Discovery contained in the Ancillary Agreements that relate to the FoundryCo Assets, the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities, shall survive the Closing until the second (2nd) anniversary of the Closing; provided, however, that (i) the representations and warranties made pursuant to Sections 4.01, 4.02, 4.03 and 4.04 shall survive indefinitely, (ii) the representations and warranties set forth in Sections 3.17, 3.20, 4.12, 4.18, 4.19 and 4.24 shall survive until one hundred twenty (120) days after the expiration of the relevant statute of limitations for any Claims or Liabilities related to such representations and warranties, and (iii) any Claim arising out of the fraudulent misrepresentation by Discovery shall survive until the expiration of the applicable statute of limitations. Neither the period of survival nor the liability of Discovery with respect to Discovery’s representations and warranties shall be reduced by any investigation made at any time by or on behalf of Oyster or FoundryCo. If written notice of a Claim has been given by Oyster or FoundryCo to Discovery prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such Claim, until such Claim has been finally resolved.

(b) Other than as provided in Section 12.01(a), the representations and warranties of Discovery contained in Article III and Article V of this Agreement, and the representations and warranties of Discovery contained in the Ancillary Agreements that relate to the Discovery Business other than the FoundryCo Assets, the Transferred FoundryCo Subsidiaries or the Transferred FoundryCo JV Entities, shall survive until the second (2nd) anniversary of the Closing; provided, however, that (i) the representations and warranties made by Discovery pursuant to Section 5.01 shall survive the Closing indefinitely, (ii) nothing set forth in this Agreement shall limit or preclude Pearl from enforcing any rights it may have pursuant to applicable securities Laws in connection with its purchase of the Discovery Shares, the Warrants or the Warrant Shares from Discovery, and (iii) nothing set forth in this Agreement shall limit or preclude Oyster from enforcing any rights it may have pursuant to applicable securities Laws in connection with its purchase of the Class A Preferred Shares, the Class B Preferred Shares, or the FoundryCo Convertible Notes from FoundryCo.

SECTION 12.02. Indemnification of Oyster and FoundryCo by Discovery. Oyster and FoundryCo and their respective Affiliates, officers, directors, employees, agents, successors and assigns (each an “Oyster/FoundryCo Indemnified Party”) shall be indemnified and held harmless by Discovery for and against any and all Losses (any Loss by such Persons, an “Oyster/FoundryCo Loss”), arising out of or resulting from or suffered or incurred by reason of or in connection with:

(a) any misrepresentation or breach of warranty made by Discovery contained in the Transaction Documents (it being understood that, (i) for the purpose of determining whether any Oyster/FoundryCo Losses have arisen out of, or resulted from, or been suffered or occurred as a result of any misrepresentation or breach of any

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warranty by Discovery that is qualified by “Material Adverse Effect,” Discovery shall be deemed to have made such misrepresentation or breached such warranty if the representation or warranty is untrue or incorrect, regardless of whether such misrepresentation or breach has resulted in a Material Adverse Effect, and (ii) for the purpose of determining the amount of Losses attributable to any misrepresentation or breach, such representations and warranties shall be interpreted without giving effect to any limitations or qualifications as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein);

(b) the breach of any covenant or agreement by Discovery contained in the Transaction Documents;

(c) any Third Party Claim to the extent arising out of any action, inaction, event, condition, liability or obligation of Discovery or any of its Subsidiaries and occurring or existing prior to the Closing;

(d) any Claims by Intel or its Affiliates related to or arising from (i) the Old Intel Agreement; (ii) the Intel Patent Cross License Agreement; (iii) any other agreements, written or otherwise, between Discovery and Intel; (iv) the entry by the Parties into, or the consummation of the transactions contemplated by, this Agreement or the Ancillary Agreements; or (v) patent infringement (or inducement of patent infringement) of the patents licensed by Intel under any of the agreements referenced in subsections (i) through (iv) above in respect of actions taken by or products manufactured and/or sold by FoundryCo while FoundryCo is a “Subsidiary” of Discovery (subject to Section 3.7 of the Intel Patent Cross License Agreement), as “Subsidiary” is defined in either the Old Intel Agreement or the Intel Patent Cross License Agreement, as applicable; for the avoidance of doubt, in the case of any of the foregoing clauses (i) through (v), whether the conduct, events or conditions giving rise to such Claims or resulting in such Losses occurred or existed either prior to or after the Closing;

(e) with respect to Claims that relate to conditions existing at any time period prior to the Closing (i) any Hazardous Material at, on, under, migrating to or from, or transported to or from the Luther Forest Site excluding any portion thereof that is included in the Malta Rocket Fuel Area, (ii) any Environmental Claim arising at any time that relates in any way to the Luther Forest Site excluding any portion thereof that is included in the Malta Rocket Fuel Area, or (iii) any noncompliance with or violation of any applicable Environmental Law or Environmental Permit relating in any way to the Luther Forest Site excluding any portion thereof that is included in the Malta Rocket Fuel Area, except, in each case, to the extent such Oyster/FoundryCo Losses result from the negligence or willful misconduct of FoundryCo;

(f) with respect to any Claims, whether such Claims relate to conditions that exist or arise prior to or after the Closing (i) any Hazardous Material at, on, under, migrating to or from, or transported to or from the Malta Rocket Fuel Area, (ii) any Environmental Claim arising at any time that relates in any way to the Malta Rocket Fuel Area, or (iii) any noncompliance with or violation of any applicable Environmental Law or Environmental Permit relating in any way to the Malta Rocket Fuel Area, except, in each case to the extent such Oyster/FoundryCo Losses result from the gross negligence or willful misconduct of FoundryCo;

(g) any amounts payable by FoundryCo under the AMTC/BAC Guarantees, notwithstanding the assignment to and the assumption of the AMTC/BAC Guarantees by FoundryCo;

(h) any amounts payable by FoundryCo or any of its Subsidiaries following the Closing for the repayment of investment grants and subsidies received by Discovery or any of its Subsidiaries prior to the Closing if such repayment obligations relate to (i) a failure by Discovery or any of its Subsidiaries to (A) make, prior to the Closing, capital expenditures required by such investment grants or subsidies or (B) extend the deadline for the making of such capital expenditures to a date that results in such repayment obligation being avoided, or (ii) the failure by Discovery or any of its Subsidiaries to maintain required fixed asset levels at or prior to the Closing, including any repayment obligation arising from the disposal of fixed assets prior to the Closing if Discovery fails to reach agreement with the applicable authority to the effect that qualifying investments have been made to offset the sale of such fixed assets prior to the Closing so as to avoid such repayment obligation; or

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(i) the Excluded Liabilities.

To the extent that Discovery’s undertakings set forth in this Section 12.02 may be unenforceable, Discovery shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Oyster/FoundryCo Losses.

SECTION 12.03. Indemnification of Pearl by Discovery. Pearl and its Affiliates, officers, directors, employees, agents, successors and assigns (each a “Pearl Indemnified Party”) shall be indemnified and held harmless by Discovery for and against any and all Losses (any Loss by such Persons, a “Pearl Loss”), arising out of or resulting from or suffered or incurred by reason of or in connection with:

(a) any misrepresentation or breach of warranty made by Discovery contained in Article III and Article V of this Agreement (it being understood that, (i) for the purpose of determining whether any Pearl Losses have arisen out of, or resulted from, or been suffered or occurred as a result of any misrepresentation or breach of any warranty by Discovery that is qualified by “Material Adverse Effect,” Discovery shall be deemed to have made such misrepresentation or breached such warranty if the representation or warranty is untrue or incorrect, regardless of whether such misrepresentation or breach has resulted in a Material Adverse Effect, and (ii) for the purpose of determining the amount of Losses attributable to any misrepresentation or breach, such representations and warranties shall be interpreted without giving effect to any limitations or qualifications as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein);

(b) the breach of any covenant or agreement made by Discovery contained in the Transaction Documents;

(c) any Third Party Claim to the extent arising out of any action, inaction, event, condition, liability or obligation of Discovery or any of its Subsidiaries; or

(d) any Claims by Intel or its Affiliates related to or arising from (i) the Old Intel Agreement; (ii) the Intel Patent Cross License Agreement; (iii) any other agreements, written or otherwise, between Discovery and Intel; (iv) the entry by the Parties into, or the consummation of the transactions contemplated by, this Agreement or the Ancillary Agreements; or (v) patent infringement (or inducement of patent infringement) of the patents licensed by Intel under any of the agreements referenced in subsections (i) through (iv) above in respect of actions taken by or products manufactured and/or sold by FoundryCo while FoundryCo is a “Subsidiary” of Discovery (subject to Section 3.7 of the Intel Patent Cross License Agreement), as “Subsidiary” is defined in either the Old Intel Agreement or the Intel Patent Cross License Agreement, as applicable; for the avoidance of doubt, in the case of any of the foregoing clauses (i) through (v), whether the conduct, events or conditions giving rise to such Claims or resulting in such Losses occurred or existed either prior to or after the Closing;

To the extent that Discovery’s undertakings set forth in this Section 12.03 may be unenforceable, Discovery shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Pearl Losses.

SECTION 12.04. Indemnification of Discovery by FoundryCo. Discovery and its Affiliates, officers, directors, employees, agents, successors and assigns (each a “Discovery Indemnified Party”), shall be indemnified and held harmless by FoundryCo for and against any and all Losses (any Loss by such Persons, a “Discovery Loss”) arising out of or resulting from or incurred by reason of or in connection with:

(a) the breach of any covenant or agreement by FoundryCo contained in the Transaction Documents;

(b) the Assumed Liabilities (other than Discovery Losses caused by a breach of a representation or warranty by Discovery or the Remaining Discovery Subsidiaries or non-fulfillment of any covenant or agreement of Discovery or the Remaining Discovery Subsidiaries contained in any Transaction Document); or

(c) the operation of FoundryCo, the FoundryCo Assets, the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities after the Closing (but excluding any Liabilities resulting in Oyster/FoundryCo Losses subject to indemnification pursuant to Section 12.02).

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The indemnification obligations of this Section 12.04 shall be in addition to FoundryCo’s obligations to indemnify directors and officers, including directors appointed by Discovery, pursuant to the Memorandum and Articles of Association and the Shareholders’ Agreement. To the extent that FoundryCo’s undertakings set forth in this Section 12.04 may be unenforceable, FoundryCo shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Discovery Losses.

SECTION 12.05. Indemnification of Oyster by FoundryCo. Oyster and its Affiliates, officers, directors, employees, agents, successors and assigns (each an “Oyster Indemnified Party”), shall be indemnified and held harmless by FoundryCo for and against any and all Losses (any Loss by such Persons, an “Oyster Loss”) arising out of or resulting from or incurred by reason of or in connection with:

(a) the breach of any covenant or agreement by FoundryCo contained in the Transaction Documents;

(b) Assumed Liabilities (other than Oyster Losses caused by a breach of a representation or warranty by Oyster or non-fulfillment of any covenant or agreement of Oyster contained in any Transaction Document); or

(c) the operation of FoundryCo, the FoundryCo Assets, the Transferred FoundryCo Subsidiaries, and the Transferred FoundryCo JV Entities after the Closing.

The indemnification obligations of this Section 12.05 shall be in addition to FoundryCo’s obligations to indemnify directors, including directors appointed by Oyster, pursuant to the Memorandum and Articles of Association and the Shareholders’ Agreement. To the extent that FoundryCo’s undertakings set forth in this Section 12.05 may be unenforceable, FoundryCo shall contribute the maximum amount that it is permitted to contribute under applicable Law to the payment and satisfaction of all Oyster Losses.

SECTION 12.06. Limits on Indemnification. (a) Notwithstanding anything to the contrary contained in this Agreement or the Shareholders’ Agreement, FoundryCo shall not submit any notice of Claim to Discovery or directly pursue any Claim for indemnification against Discovery for Oyster/FoundryCo Losses suffered by FoundryCo, in any case, pursuant to Section 12.02. Any such notice of claim shall be given, and any such Claim against Discovery shall be made, prosecuted, and if applicable, settled by Oyster in the name of FoundryCo. FoundryCo shall cooperate with Oyster in the investigation and prosecution of any such Claim, and shall make available to Oyster all witnesses, pertinent records, materials and information in FoundryCo’s possession or under FoundryCo’s control relating thereto as is reasonably required by Oyster in connection with such Claim or any Action related to such Claim. In the event that Oyster shall pursue a Claim against Discovery on behalf of FoundryCo, such indemnification shall be made directly to FoundryCo, provided that Oyster may recover all Oyster/FoundryCo Losses consisting of expenses (including reasonable attorneys’ and consultants’ fees and expenses) actually incurred by Oyster in connection with the investigation and prosecution of any such Claim or Action related to such Claim.

(b) In the event that Oyster has a Claim for indemnification against Discovery pursuant to Section 12.02 that is based on Oyster/FoundryCo Losses suffered or incurred by FoundryCo, and Oyster suffers or incurs such Oyster/FoundryCo Losses only indirectly as a result of a diminution in the value of Oyster’s debt or equity securities of FoundryCo, then Oyster may pursue a Claim for indemnification by Discovery pursuant to the provisions of Section 12.02 only on behalf of FoundryCo. Upon discharge and satisfaction by Discovery of the full amount of its indemnification obligations to FoundryCo for such Losses, Discovery’s indemnification obligations for such Losses shall be deemed satisfied with respect to Oyster.

(c) Notwithstanding anything to the contrary contained in this Agreement:

(i)

Discovery shall not be liable for any Claim for indemnification pursuant to Section 12.02(a) or (c) (to the extent also constituting a misrepresentation or a breach of warranty contained in this Agreement), or Section 12.03(a) or (c) (to the extent also constituting a misrepresentation or a breach of warranty contained in this Agreement), unless and until the aggregate amount of

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indemnifiable Oyster/FoundryCo Losses and Pearl Losses which may be recovered from Discovery equals or exceeds, in the aggregate, twenty-one million dollars ($21,000,000) whereupon the Oyster/FoundryCo Indemnified Parties and the Pearl Indemnified Parties shall be entitled to indemnification for the full amount of such Oyster/FoundryCo Losses and Pearl Losses, as the case may be; and

(ii)	the maximum amount of indemnifiable Oyster/FoundryCo Losses and Pearl Losses which may be recovered by the Oyster/FoundryCo Indemnified Parties and Pearl Indemnified Parties arising out of or resulting from the causes set forth in Section 12.02(a) or (c) (to the extent also constituting a misrepresentation or a breach of warranty contained in this Agreement), and Section 12.03(a)or (c) (to the extent also constituting a misrepresentation or a breach of warranty contained in this Agreement), shall be, in the aggregate, seven hundred million dollars ($700,000,000).

The limitations of this Section 12.06(c) shall not apply with respect to indemnification for Taxes pursuant to Section 12.02(a).

(d) The Parties shall make appropriate adjustments for insurance proceeds actually received, net of all reasonable and documented costs and expenses of recovery, in calculating Losses under this Article XII. Any insurance proceeds actually recovered by an Indemnified Party to the extent relating to any Losses previously paid by an Indemnifying Party shall be paid over promptly to such Indemnifying Party.

(e) No Party (or any other Indemnified Party) shall seek or be entitled to receive any consequential damages, including but not limited to loss of revenue or income, cost of capital, or loss of business reputation or opportunity, relating to any misrepresentation or breach of any warranty or covenant set forth in this Agreement or any Ancillary Agreement; nor shall any Party or Indemnified Party seek or be entitled to receive punitive damages as to any matter under, relating to or arising out of the transaction contemplated by this Agreement or the Ancillary Agreements.

SECTION 12.07. Notice of Loss; Third Party Claims. (a) An Indemnified Party shall give the Indemnifying Party notice of any matter that an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within one hundred eighty (180) days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises.

(b) If an Indemnified Party shall receive notice of any Action, audit, demand or assessment (each, a “Third Party Claim”) against it or which may give rise to a Claim for a Loss under this Article XII, within ninety (90) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article XII except to the extent that the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article XII. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within thirty (30) days of the receipt of notice from the Indemnified Party of such Third Party Claim; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is

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reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

SECTION 12.08. Tax Treatment. The Parties agree that all payments made by either Discovery or Oyster to or for the benefit of the other under this Article XII, under other indemnity provisions of the Transaction Documents unless otherwise stated in the other Transaction Documents, and for any misrepresentations or breaches of warranties or covenants under the Transaction Documents, shall be treated as adjustments to the purchase price for Tax purposes and that such treatment shall govern for purposes hereof except to the extent that the Laws of a particular jurisdiction provide otherwise, in which case such payments shall be made in an amount sufficient to indemnify the relevant Party on an after-Tax basis. The Parties further agree that all payments made by either Discovery or Oyster to or for the benefit of FoundryCo under this Article XII, under other indemnity provisions of the Transaction Documents unless otherwise stated in the other Transaction Documents, and for any misrepresentations or breaches of warranties or covenants under the Transaction Documents, shall be treated as a contribution to the capital of FoundryCo by the indemnifying Party, and the Loss of FoundryCo that gives rise to such indemnification obligation shall be specially allocated to the indemnifying Party pursuant to the penultimate sentence of Section 2.2 of Exhibit C to the Tax Matters Agreement. Neither such contribution nor such special allocation of the Loss shall increase or decrease a Party’s percentage interest, allocations, or distributions in respect of its equity interest in FoundryCo.

ARTICLE XIII

TERMINATION

SECTION 13.01. Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by either Oyster or Pearl if, between the date hereof and the Closing: (i) an event or condition occurs that has resulted in a Material Adverse Effect, (ii) any representations and warranties of Discovery contained in this Agreement (A) that are not qualified by “materiality” or “Material Adverse Effect” shall not have been true and correct in all material respects when made and the result thereof is reasonably likely to cause a Material Adverse Effect or (B) that are qualified by “materiality” or “Material Adverse Effect” shall not have been true and correct when made and the result thereof is reasonably likely to cause a Material Adverse Effect, (iii) Discovery shall not have complied in all material respects with the covenants or agreements contained in this Agreement to be complied with by it and the result thereof is reasonably likely to cause a Material Adverse Effect, (iv) Discovery shall have failed to comply in any material respect with its covenants contained in Section 8.09, or (v) Discovery makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Discovery seeking to adjudicate it a bankrupt or insolvent, or seeking its liquidation, winding up or reorganization, or seeking any arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization;

(b) by any of Discovery, Oyster or Pearl if the Closing shall not have occurred by March 7, 2009 (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 13.01(b) shall not be available to any Party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the Termination Date, and provided further, that, if as of the Termination Date, Discovery has received and there is pending a Discovery Change of Control Proposal, the Termination Date shall be extended to the earlier of (i) sixty (60) days following the receipt by Discovery of such Discovery Change of Control Proposal or (ii) the occurrence of a Discovery Change of Control Triggering Event;

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(c) by any of Discovery, Oyster or Pearl in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting or rendering illegal the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

(d) by Oyster or Pearl upon the occurrence of a Discovery Change of Control Triggering Event;

(e) by Oyster or Pearl if representatives of the U.S. Department of the Treasury and/or any other lead agency designated by the CFIUS for this transaction (at least one of whom serves at the rank of Deputy Assistant Secretary or higher), acting on behalf of the CFIUS, inform the Parties either that the CFIUS will refer the transaction to the President of the United States for decision, or that the CFIUS Clearance would be conditioned upon Mitigation Agreements that would be inconsistent with Section 8.07(d); or

(f) by the mutual written consent of Discovery, Oyster and Pearl.

SECTION 13.02. Effect of Termination. In the event of termination of this Agreement as provided in Section 13.01, this Agreement shall forthwith become void and there shall be no liability on the part of either Party except (a) as set forth in Section 13.03, and (b) that nothing herein shall relieve any Party from liability for any breach of this Agreement.

SECTION 13.03. Expenses. (a) Except as set forth in this Section 13.03, all expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses, whether or not the transactions contemplated by this Agreement are consummated; provided, however, that immediately after the Closing, Discovery agrees to reimburse Pearl for up to ten million dollars ($10,000,000) of out-of-pocket expenses incurred by Pearl in connection with the transactions contemplated by this Agreement.

(b) Discovery agrees that if Oyster or Pearl shall terminate this Agreement pursuant to Section 13.01(d), then Discovery shall pay to Pearl, promptly (but in any event no later than one business day after the first of such events shall have occurred) a fee of fifty million dollars ($50,000,000) (the “Pearl Termination Fee”), which amount shall be payable in immediately available funds. In the event that any party has terminated this Agreement pursuant to Section 13.01(b) and on the Termination Date (including any extension thereof pursuant to Section 13.01(b)), the conditions contained in Section 11.02(f) and Section 11.03(g) were not satisfied, then for a period of twelve (12) months following such termination, if Discovery shall enter into a definitive written agreement for a Discovery Change of Control Transaction, or if a Discovery Change of Control Transaction shall have occurred, Discovery shall promptly pay to Pearl, in immediately available funds, the Pearl Termination. In the event that this Agreement shall be terminated for any reason following a material breach by Discovery of the covenants set forth in Section 8.09, then upon such termination Discovery shall promptly pay, in immediately available funds, the Pearl Termination Fee to Pearl, plus an amount payable to each of Oyster and Pearl, respectively, equal to the amount of Oyster’s and Pearl’s respective Purchaser Expenses.

(c) Discovery acknowledges that the agreements contained in this Section 13.03 are an integral part of the transactions contemplated by this Agreement. In the event that Discovery shall fail to pay the Pearl Termination Fee, or any Purchaser Expenses when due, the definition of the term “Purchaser Expenses” shall be deemed to include the costs and expenses actually incurred or accrued by Oyster and Pearl (including, without limitation, fees and expenses of counsel) in connection with the collection under and enforcement of this Section 13.03. Payment of the Pearl Termination Fee or any Purchaser Expenses as described in this Section 13.03 shall not be in lieu of any damages incurred in the event of any breach of this Agreement.

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ARTICLE XIV

GENERAL PROVISIONS

SECTION 14.01. Notices. All notices, requests, Claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 14.01):

(a)	if to Oyster:
P.O. Box 45005 Abu Dhabi, United Arab Emirates
Facsimile: (+971) 2 616 0155
Attention: Samak Azar

with a copy to (which shall not constitute notice):

Shearman & Sterling LLP
525 Market Street
Suite 1500
San Francisco, CA 94105
	Facsimile:	(415) 616-1199
	Attention:	Mark K. Hyland
John D. Wilson

(b)	if to Pearl:
P.O. Box 45005
Abu Dhabi, United Arab Emirates
	Facsimile:	(+971) 2 616 0155
	Attention:	Shahzad Khan

with a copy to (which shall not constitute notice):

Shearman & Sterling LLP
525 Market Street
Suite 1500
San Francisco, CA 94105
Facsimile: (415) 616-1199
	Attention:	Mark K. Hyland
John D. Wilson

(c)	if to Discovery:

Advanced Micro Devices, Inc.
7171 Southwest Parkway, B100.4
Austin, Texas 78735
	Facsimile:	(512) 602-4999
	Attention:	General Counsel

with a copy to (which shall not constitute notice):

Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
	Facsimile:	(650) 463-2600
	Attention:	Tad J. Freese
Christopher Kaufman

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SECTION 14.02. Public Announcements. No Party shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior consent of the other Parties unless otherwise required by Law or applicable stock exchange regulation, and the Parties shall cooperate as to the timing and contents of any such press release, public announcement or communication.

SECTION 14.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 14.04. Entire Agreement. This Agreement and the Ancillary Agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof and thereof.

SECTION 14.05. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each Party (which consent may be granted or withheld in the sole discretion of such Party) and any such assignment or attempted assignment without such consent shall be void. Neither the transfer of ownership interests in Pearl to an Affiliate of Mubadala, nor the transfer of ownership interests in Oyster to any entity owned by the Government of the Emirate of Abu Dhabi shall be deemed to be an assignment, by operation of law or otherwise, of this Agreement or of any of the Ancillary Agreements. Notwithstanding the foregoing, prior to the Closing, Oyster may transfer by novation all of its rights, liabilities, duties and obligations relative to, and in connection with this Agreement and the Ancillary Agreements to which it is a party, to Advanced Technology Investment Company PJSC, a public joint stock company to be organized under the laws of the United Arab Emirates and wholly owned by the Government of the Emirate of Abu Dhabi (“Oyster Parent”), which novation shall become effective upon the written undertaking, in form reasonably satisfactory to Discovery, by Oyster Parent to perform all of the liabilities and obligations of Oyster under this Agreement and each Ancillary Agreement to which Oyster is a party. Upon the effectiveness of such novation, without any other action by the Parties, Oyster Parent shall be deemed to be Oyster for all purposes under this Agreement and each Ancillary Agreement to which Oyster is a party.

SECTION 14.06. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each Party or (b) by a waiver in accordance with Section 14.07.

SECTION 14.07. Waiver. Any Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of any other Party, (b) waive any inaccuracies in the representations and warranties of other Parties contained herein or in any document delivered by other Parties pursuant hereto, or (c) waive compliance with any of the agreements of other Parties or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 14.08. Third Party Beneficiaries. Except for the provisions of Article XII relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any

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other Person, including any union or any employee or former employee of any Party, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

SECTION 14.09. Governing Law; Arbitration.

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to principles of the conflict of laws.

(b) Any dispute arising out of, or in connection with this Agreement or any of the Ancillary Agreements or any transactions contemplated hereby or thereby, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement or any of the Ancillary Agreements (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one Party to the other(s), to a senior executive from each Party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received

(c) Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the LCIA Rules then in effect, as amended by this Section 14.09, which LCIA Rules are deemed to be incorporated by reference into this Section 14.09. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three (3). Each Party shall nominate one arbitrator and the two arbitrators nominated by the Parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal. If no agreement is reached within thirty (30) days, the LCIA Court shall appoint a third arbitrator to act as Chairman of the Tribunal. The Chairman of the arbitration panel should not be a citizen or a resident of the country of an arbitrator nominated by, or appointed on behalf of, a Party nor should the Chairman be a citizen or a resident of the United States of America or the United Arab Emirates. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the Parties, and, subject to this Section 14.09(c) and to Section 14.09(d), may be entered and enforced in any court of competent jurisdiction by any of the Parties. In the event any Party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a Party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The Parties hereto acknowledge and agree that any breach of the terms of this Agreement or any of the Ancillary Agreements could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the Parties agree that, prior to the formation of the Tribunal, the Parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the Parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the Parties. In furtherance of the foregoing, each of the Parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 14.09; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall

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be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement or any of the Ancillary Agreements, as the case may be (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 14.09).

(d) Each of Oyster and Pearl hereby irrevocably waives to the fullest extent permitted by applicable Law whatever defense it may have of sovereign immunity against suit or enforcement, for itself and its property (presently owned or subsequently acquired, and whether related to this Agreement or any of the Ancillary Agreements, as the case may be, or not), in: (i) any arbitration proceedings commenced and held in London, England in accordance with this Section 14.09(c); (ii) any Interim Relief Proceeding commenced and held in a court of competent jurisdiction in London, England, in accordance with Section 14.09(c); (iii) any proceedings in a court of competent jurisdiction located in London, England to confirm an award rendered by the arbitrators in accordance with this Section 14.09; and (iv) any proceedings in a court of competent jurisdiction to enforce an award, and each of Oyster and Pearl agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(e) The Parties hereto agree that the process by which any arbitral or other proceedings in London, England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited or their registered offices for the time being and by giving notice in accordance with Section 14.01. If Law Debenture Corporate Services Limited is not or ceases to be effectively appointed to accept service of process in England on any Party’s behalf, such Party shall immediately appoint a further person in England to accept service of process on its behalf. If within fifteen (15) days of notice from a Party requiring another Party to appoint a person in England to accept service of process on its behalf the other Party fails to do so, the Party shall be entitled to appoint such a person by written notice to the other Party. Nothing in this paragraph shall affect the right of the Parties to serve process in any other manner permitted by Law.

SECTION 14.10. Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

SECTION 14.11. No Presumption Against Drafting Party. Each Party acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and the Transaction Documents and that each of the Parties has been represented by counsel in connection with the negotiation and execution of this Agreement and the other Transaction Documents. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

SECTION 14.12. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

57

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ADVANCED MICRO DEVICES, INC.

By:	/s/ DERRICK R. MEYER
Name:	Derrick R. Meyer
Title:	President and CEO

ADVANCED TECHNOLOGY INVESTMENT COMPANY LLC

By:	/s/ SAMIR SALEH HALAWA
Name:	Samir Saleh Halawa
Title:	Authorized Signatory

By:	/s/ HANI BARHOUSH
Name:	Hani Barhoush
Title:	Authorized Signatory

WEST COAST HITECH L.P.

By:	West Coast Hitech G.P., Ltd., its general partner

By:	/s/ SAMIR SALEH HALAWA
Name:	Samir Saleh Halawa
Title:	Authorized Signatory

By:	/s/ HANI BARHOUSH
Name:	Hani Barhoush
Title:	Authorized Signatory

58

APPENDIX A

Certain Defined Terms. For purposes of this Agreement:

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Additional Competition Approvals” means any notices or approvals required by Law in any jurisdiction outside the United States that relates to antitrust or competition.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person provided that:

(a) with respect to Oyster, Affiliate shall mean any direct or indirect Subsidiary of Oyster and a public joint stock company or other company (if any) that becomes the direct corporate parent of Oyster (such direct parent company, “Oyster Parent Holding Company”), and with respect to Pearl, Affiliate shall mean any direct or indirect subsidiary of Mubadala. Affiliate shall not mean any direct or indirect parent or sister entity of either Oyster Parent Holding Company or Mubadala, respectively, unless such parent or sister entity is acting as a member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Mubadala or with Oyster Parent Holding Company, respectively, for the purposes of acquiring, holding or disposing of securities of Discovery or FoundryCo;

(b) for the purposes of Section 12.02, Discovery, the Remaining Discovery Subsidiaries, and their respective officers, directors and stockholders shall not be deemed to be Affiliates of FoundryCo or Oyster;

(c) for the purposes of Section 12.03, Discovery, the Remaining Discovery Subsidiaries, and their respective officers, directors and stockholders shall not be deemed to be Affiliates of Pearl;

(d) for the purposes of Section 12.04, FoundryCo, the Transferred FoundryCo Subsidiaries, the Transferred FoundryCo JV Entities, and their respective officers and directors shall not be deemed to be Affiliates of Discovery; and

(e) for the purposes of Section 12.05, Discovery and its Subsidiaries, FoundryCo and its Subsidiaries, the Transferred FoundryCo JV Entities, and any of their respective officers, directors, controlling shareholders and any other control Persons shall not be deemed to be Affiliates of Oyster, (provided that the directors of FoundryCo designated or appointed by Oyster shall be deemed to be Affiliates of Oyster).

“Agreement” or “this Agreement” means this Master Transaction Agreement between the Parties (including the Exhibits and Schedules hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions hereof.

“Alternative Transaction” means: (i) any transaction with any Third Person that relates to the sale, lease, or other disposition of, or any joint venture or alliance with any Third Person related to, any material portion of the FoundryCo Assets; (ii) any other extraordinary material business transaction that could reasonably materially adversely impact the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements, the performance by Discovery and its Subsidiaries of their obligations hereunder and thereunder or the operation or ownership of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries contemplated by this Agreement, the Ancillary Agreements and the FoundryCo Business Plan; or (iii) any agreement related to the sale of more than fifteen percent (15%) of the capital stock of Discovery. For the avoidance of doubt, an Alternative Transaction does not include a sale of all or any portion of the ATMP Business or the Consumer Electronics Group Segment.

“AMTC” means Advanced Mask Technology Center GmbH & Co. KG.

“AMTC/BAC Guarantees” means those guarantees given by Discovery with respect to the amounts due by AMTC under the AMTC Credit Agreement (as such term is defined in 4.07(b) of the Disclosure Schedule) and the AMTC/BAC Rental Agreement (as such term is defined in 4.07(e) of the Disclosure Schedule).

“Ancillary Agreements” means the Bridge Funding Agreement, the FoundryCo Convertible Notes, the Warrants, the Deed of Contribution, the Assumption Agreement, the Funding Agreement, the Transition Services Agreement, the Patent License Agreement, the Patent Transfer and License Agreement, the Non-Patent Intellectual Property and Technology Transfer Agreement, the Shareholders’ Agreement, the Wafer Supply Agreement, the Tax Matters Agreement and the Registration Rights Agreement.

“Assigned Patents” means (i) the Patents set forth on Section 4.14(a) of the Disclosure Schedule, and (ii) any other Patents mutually agreed to by the Parties prior to Closing.

“Assigned Technology” means the Technology owned by Discovery immediately prior to the Closing Date for use exclusively for the manufacture, sorting and/or intermediate (WIP) testing of semiconductor products.

“Assumed Liabilities” means only the Liabilities set forth on Exhibit E hereto.

“Assumption Agreement” means the Assumption Agreement to be executed by Discovery and FoundryCo at the Closing, substantially in the form of Exhibit H pursuant to which FoundryCo will assume the Assumed Liabilities.

“ATMP Business” means the business of Discovery that relates to the assembly, testing, marking and packaging of semiconductor products.

“Authorization” means any authorization, consent, approval, permit, license or decree issued by, or validation of, or filing, or a qualification or registration or filing with, or notice to or waiver from, or agreement with, any Governmental Authority.

“Bridge Funding Agreement” means that certain Bridge Funding Agreement, dated as of October 6, 2008, by and between Discovery and Oyster.

“Business Day” means any day that is not a Friday, a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York or in Abu Dhabi.

“Carve Out Financial Statements” means: (a) the audited balance sheet of the FoundryCo Group as of June 28, 2008, December 29, 2007 and December 31, 2006 and the related statements of operations, stockholders’ equity and cash flows of the FoundryCo Group for the six months ended June 28, 2008 and the fiscal years ended December 29, 2007 and December 31, 2006, together with all related notes thereto; and (b) the unaudited balance sheet of the FoundryCo Group as of September 27, 2008 and the related statements of operations, stockholders’ equity and cash flows of the FoundryCo Group for the three-month period then ended.

“Chairman” shall have the meaning given to such term in the LCIA Rules.

“Claims” means any and all administrative, regulatory or judicial actions, suits, petitions, appeals, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations, proceedings, consent orders or consent agreements, including any of the foregoing made by a Party to, against or relating to another Party with respect to this Agreement.

“CFIUS” means the Committee on Foreign Investment in the United States.

“CFIUS Clearance” means that either (A) the CFIUS shall have provided notice to the effect that a review or investigation of the transactions contemplated hereby has been concluded, and that a determination has been made that there are no unresolved U.S. national security concerns; or (B) the President of the United States shall not have taken action to block or prevent the consummation of the transactions contemplated hereby under Exon-Florio and the applicable time period for the President to take such action shall have expired.

“Class A Convertible Notes” means the Class A convertible promissory notes of FoundryCo in the form attached as Exhibit I-1 hereto.

“Class A Ordinary Shares” means the Class A (voting) ordinary shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class A Preferred Shares” means the Class A preferred shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Convertible Notes” means the Class B convertible promissory notes of FoundryCo in the form attached as Exhibit I-2 hereto.

“Class B Ordinary Shares” means the Class B (non-voting) ordinary shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Preferred Shares” means the Class B preferred shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Closing Statement of Initial Valuation Net Tangible Assets” means the statement of Initial Valuation Net Tangible Assets of the FoundryCo Group as of the month-end nearest to the Closing Date to be prepared pursuant to Section 2.08(a).

“CNT Agreement” means that certain Cooperation Agreement, dated as of May 31, 2005, by and among Infineon Technologies AG, Discovery and Fraunhofer-Gesellschaft zur Förderung der angewandten Forschung e.V., on behalf of its CNT Fraunhofer institute, as amended.

“Code” means the Internal Revenue Code of 1986.

“Consent” means any permit, license, consents, exemption, franchise, authorization or approval from any Person other than a Governmental Authority.

“Consumer Electronics Group Segment” means Discovery’s consumer electronics group as described in the Discovery SEC Documents.

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Conveyance Taxes” means all sales, use, value added, transfer, stamp, stock transfer, real property transfer or gains and similar Taxes.

“Copyrights” means mask works and copyrights in works of authorship of any type, including Software, registrations and applications for registration thereof throughout the world, and all similar rights therein provided by international treaties and conventions.

“Cost Plus Reimbursement Agreements” means (i) that certain Cost Plus Reimbursement Agreement, dated as of April 21, 2004, as amended as of September 28, 2006, between Discovery and Discovery Fab 36 Holding GmbH, and (ii) that certain Cost Plus Reimbursement Agreement, dated as of April 21, 2004, as amended through January 18, 2008, between Discovery Fab 36 Holding GmbH and Discovery Fab 36 Limited Liability Company & Co. KG.

“Deed of Contribution” means the Deed of Contribution and Assignment to be executed by Discovery at the Closing, substantially in the form set forth in Exhibit G.

“Design Rules” means a series of parameters and specifications used as guidelines or requirements for the design of semiconductor devices for manufacture using specified manufacturing processes.

“Designated Amount” means one hundred five million dollars ($105,000,000).

“Design Rules” means a series of parameters and specifications used as guidelines or requirements for the design of semiconductor devices for manufacture using specified manufacturing processes.

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule B, dated as of the date hereof, delivered by Discovery to Oyster and Pearl upon the execution of this Agreement.

“Discovery Business” means the business of Discovery, as described in the SEC Documents.

“Discovery Change of Control Proposal” means any proposal or offer made by any Third Person related to a Discovery Change of Control Transaction.

“Discovery Change of Control Transaction” means a transaction or series of transactions with or among any Third Person, on one hand, and Discovery, its stockholders, or any of its Subsidiaries on the other hand, with respect to (a) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving Discovery in which the shareholders of Discovery immediately prior to such transaction shall own less than fifty percent (50%) of the voting securities of the surviving corporation outstanding immediately after such transaction, (b) any purchase of an equity interest (including by means of a tender or exchange offer) resulting in any Third Person beneficially owning greater than a fifty percent (50%) voting or economic interest in Discovery, or (c) any purchase of assets, securities or ownership interests resulting in any Third Person owning greater than fifty percent (50%) of the consolidated assets of Discovery and its Subsidiaries taken as a whole (including stock of Discovery’s Subsidiaries). Following the Closing Date, a Discovery Change of Control Transaction shall be also deemed to have occurred if individuals who, as of the Closing Date constitute the board of directors of Discovery (the “Incumbent Board”), cease for any reason to constitute at least a majority of such board of directors; provided , however, that any individual becoming a member of the board of directors of Discovery subsequent to the Closing Date, whose election, or nomination for election by Discovery’s stockholders, was approved by a vote of at least a majority of the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board

“Discovery Change of Control Triggering Event” shall mean and shall be deemed to have occurred if the board of directors of Discovery shall have determined by a majority vote to enter into a binding written agreement providing for the consummation of a transaction that constitutes a Discovery Change of Control Transaction or a Discovery Change of Control Transaction approved by a majority vote of Discovery’s board of directors has occurred; or there has occurred a Discovery Change of Control Transaction, whether or not such Discovery Change of Control Transaction is approved by the board of directors of Discovery.

“Discovery Common Stock” means shares of the common stock, par value $0.01 per share, of Discovery.

“Discovery Excluded Technology” means Ring oscillator testing technology as modified or developed by Discovery to test the performance of Discovery products in relation to semiconductor product improvements designed by or for Discovery, and which is comprised of various building blocks used in Discovery’s product design, which building blocks are designed to represent proprietary critical paths on an Discovery device that determine the frequency of operation.

“Discovery FoundryCo Closing Certificate” means the certificate of a duly authorized officer of Discovery delivered to FoundryCo at the Closing certifying as to the matters set forth in Sections 11.02 and 11.03.

“Discovery Material Adverse Effect” means any circumstance, change in or effect on the Discovery Business, Discovery or any of its Subsidiaries that, individually or in the aggregate with all other circumstances, changes in or effects on the Discovery Business, Discovery or any of its Subsidiaries: (a) is or is reasonably likely to be materially adverse to the condition, financial or otherwise, or to the results of operations, earnings, business affairs, or properties of Discovery and its Subsidiaries, taken as one enterprise, whether or not arising in the ordinary course of business; or (b) could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements or the performance by Discovery of its obligations hereunder or thereunder.

“Discovery Oyster Closing Certificate” means the certificate of a duly authorized officer of Discovery delivered to Oyster at the Closing certifying as to the matters set forth in Sections 11.02 and 11.03.

“Discovery Pearl Closing Certificate” means the certificate of a duly authorized officer of Discovery delivered to Pearl at the Closing certifying as to the matters set forth in Sections 11.02 and 11.03.

“Discovery Shares” means fifty-eight million (58,000,000) newly issued shares of Discovery Common Stock to be delivered to Pearl at the Closing.

“DTC” means the Depository Trust Company.

“DTC Participant” means a participant in the DTC’s Direct Registration Service.

“Encumbrance” means any security interest, pledge, hypothecation, mortgage, lien (including environmental and tax liens), violation, charge, lease, license, encumbrance, servient easement, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, but not including non-exclusive licenses of Intellectual Property entered into in the ordinary course of business.

“Environment” means surface waters, groundwaters, soil, subsurface strata and ambient air.

“Environmental Claims” means any Claims relating in any way to any Environmental Law or any Environmental Permit, including (a) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all Claims by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety, natural resources or the Environment.

“Environmental Law” means any Law of any relevant jurisdiction, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any Governmental Order, relating to the Environment, health, safety, natural resources or Hazardous Materials.

“Environmental Permits” means all permits, approvals, identification numbers, licenses and other authorizations required under or issued pursuant to any applicable Environmental Law.

“ERISA Affiliate” means any entity that is a member of a controlled group for purposes of Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Excluded Assets” means assets of Discovery and its Subsidiaries that are not FoundryCo Assets or as otherwise specified in Exhibit D.

“Excluded Liabilities” means all Liabilities of Discovery and its Subsidiaries that are not Assumed Liabilities including, but not limited to:

(a) any Liabilities of Discovery or any of its Subsidiaries incurred by Discovery or any of its Subsidiaries in connection with the conduct of their business, other than those Liabilities incurred by FoundryCo and its Subsidiaries arising out of or resulting from their operations after the Closing Date;

(b) any Liabilities of Discovery or any of the Remaining Discovery Subsidiaries arising out of matters occurring, or obligations incurred, after the Closing;

(c) any Liabilities of Discovery or any of the Remaining Discovery Subsidiaries arising under this Agreement and the Transaction Documents;

(d) any intercompany payables and Liabilities of Discovery or any of the Remaining Discovery Subsidiaries to any of their respective Affiliates other than obligations of FoundryCo and the Remaining Discovery Subsidiaries under this Agreement and the Transaction Documents;

(e) any Liabilities of Discovery or any of its Subsidiaries to the extent related to Excluded Assets;

(f) any Liabilities of Discovery or any of its Subsidiaries arising out of, resulting from or relating to Claims, including Environmental Claims, whether founded upon negligence, strict liability in tort, statute, breach of any warranty, express or implied, or other legal theory, seeking compensation or recovery for or relating to injury to person, damage to property, whether tangible or intangible, or refund, repair or replacement of any product, together with any consequential, special, exemplary or punitive damages related to any of the foregoing, pending against Discovery or any of its Subsidiaries at Closing, or Claims made or instituted after Closing to the extent that they arise out of the conduct or operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries before Closing;

(g) any Liabilities of Discovery or any of its Subsidiaries relating to any amounts payable by FoundryCo following the Closing that relate to any service by any Transferred Employee with Discovery through the Closing, including any salary or wages, any accrued vacation, sick or personal days, retirement, termination or severance payments or benefits or any bonuses, to the extent that such amounts are not reflected as Liabilities on the Reference Statement of Initial Valuation Net Tangible Assets, except for the payments provided for in Section 10.03;

(h) any Liabilities of Discovery or any of its Subsidiaries payable after the Closing that consist of retention bonuses or any other amounts payable to any employee above such employee’s base salary and that were offered or agreed to by Discovery prior to Closing to induce such employee to become a Transferred Employee, except for the payments provided for in Section 10.03; and

(i) any other Liabilities otherwise designated as an Excluded Liability herein or on any schedule to this Agreement.

“Exon-Florio” means Section 721 of the Defense Production Act of 1950, 50 U.S.C. App. Section 2170.

“FoundryCo Assets” means:

(a) the Transferred Interests;

(b) all assets to be transferred to FoundryCo that are not owned or controlled by the Transferred FoundryCo Subsidiaries that are set forth on Exhibit C hereto, and all assets owned or controlled by the Transferred FoundryCo Subsidiaries that are not Excluded Assets;

(c) all the Owned Real Property and all rights of Discovery and its Subsidiaries in respect of the Leased Real Property;

(d) all furniture, fixtures, equipment, machinery and other tangible personal property used or held for use by Discovery and its Subsidiaries necessary for FoundryCo to carry on its business as currently conducted (other than those to be used in connection with Discovery’s provision of services under the Transition Services Agreement), in each case as described in Exhibit C hereto, and not otherwise included in clause (b) above;

(e) all vehicles owned by Discovery and its Subsidiaries at Closing and necessary for FoundryCo to carry on its business as currently conducted, in each case, as described in this Agreement, the Ancillary Agreements and the FoundryCo Business Plan;

(f) all Transferred Inventories;

(g) copies of all books of account, general, financial, Tax and personnel records, invoices, shipping records, supplier lists, correspondence and other documents, records and files and any rights thereto owned, associated with or employed by Discovery and its Subsidiaries at the Closing and related to the proposed operations of FoundryCo or necessary for FoundryCo to carry on its business as currently conducted, in each case as described in this Agreement, the Ancillary Agreements and the FoundryCo Business Plan;

(h) all of Discovery’s and its Subsidiaries’ right, title and interest in, to and under the Transferred IP Agreements, copies and tangible embodiments thereof in whatever form or medium, and all rights to sue and recover damages for past, present and future infringement, dilution, misappropriation, violation, unlawful imitation or breach thereof;

(i) the Owned Intellectual Property;

(j) all claims, causes of action, choses in action, rights of recovery and rights of setoff of any kind (including rights to insurance proceeds and rights under and pursuant to all warranties, representations and guarantees made by suppliers of products, materials or equipment, or components thereof) pertaining to, arising out of and inuring to the benefit of Discovery and its Subsidiaries, related to the proposed operations of FoundryCo, or necessary for FoundryCo to carry on its business as currently conducted, in each case as described in this Agreement, the Ancillary Agreements and the FoundryCo Business Plan, other than Excluded Assets;

(k) all rights of Discovery and its Subsidiaries under any Material FoundryCo Contract (other than any Transferred IP Agreement) exclusively or primarily related to FoundryCo’s business; and

(l) all Authorizations held or used by Discovery or its Subsidiaries necessary for FoundryCo to carry on its business as currently conducted, in each case as described in this Agreement, the Ancillary Agreements and the FoundryCo Business Plan, to the extent transferable.

“FoundryCo Business Plan” means the Five Year Capital Plan as defined in the Funding Agreement.

“FoundryCo Capitalization Table” means Exhibit L hereto, showing the consolidated capitalization of FoundryCo at Closing.

“FoundryCo Convertible Notes” means the Class A Convertible Notes and the Class B Convertible Notes.

“FoundryCo Discovery Closing Certificate” means the certificate of a duly authorized officer of FoundryCo delivered to Discovery at the Closing certifying as to the matters set forth in Section 11.01.

“FoundryCo Group” means, collectively, FoundryCo and its Subsidiaries (including the Transferred Discovery Subsidiaries) from and after the Closing Date.

“FoundryCo Joinder” means the undertaking, in the form attached as Exhibit A hereto, delivered at Closing by FoundryCo to the Parties pursuant to which FoundryCo will, upon Closing and without any further action by the Parties, become a Party to this Agreement, with the rights and obligations set forth herein.

“FoundryCo Material Adverse Effect” means any circumstance, change in or effect on the Discovery Business, Discovery, any of its Subsidiaries, or on FoundryCo, the FoundryCo Assets or the Transferred FoundryCo Subsidiaries that, individually or in the aggregate with all other circumstances, changes in or effects on the Discovery Business, Discovery, any of its Subsidiaries, or on FoundryCo, the FoundryCo Assets or the Transferred FoundryCo Subsidiaries: (a) is or is reasonably likely to be materially adverse to the condition, financial or otherwise, or to the results of operations, earnings, business affairs, or properties of the FoundryCo Group; or (b) could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements or the performance by any member of the FoundryCo Group of its obligations hereunder or thereunder.

“Funding Agreement” means the Ancillary Agreement, in the form of Exhibit S hereto, among Oyster, Discovery and FoundryCo relating to future capital contributions to FoundryCo.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.

“German Transferred FoundryCo Subsidiaries” means the Transferred FoundryCo Subsidiaries other than Discovery Fab Technologies U.S., Inc.

“Governmental Authority” means any (a) federal, national, supranational, foreign (i.e., non-U.S.), state, provincial, local, or similar government or political subdivision thereof, (b) any, governmental, regulatory or administrative authority, agency or commission, including any corporation chartered, owned or funded by any government or political subdivision thereof for the purposes of funding or subsidizing economic development, or (c) any court, tribunal, or judicial or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Grant Date” means, with respect to a Stock Option, the date on which the grant of such Stock Option was, by its terms, to be effective.

“Hazardous Materials” means (a) petroleum and petroleum products, radioactive materials, asbestos-containing materials, urea formaldehyde foam insulation, toxic mold, transformers or other equipment that contain polychlorinated biphenyls and radon gas, (b) any other chemicals, materials or substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants” or “pollutants,” or words of similar import, under any applicable Environmental Law, and (c) any other chemical, material or substance that is regulated by any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.

“HSR Approval” means the expiration or termination of the applicable waiting period under the HSR Act.

“IBM Development and License Agreement” means the First Amended and Restated Participation Agreement, dated August 15, 2008, by and between Discovery and IBM.

“Immaterial IP Agreements” means (a) shrink-wrap and click-through licenses (including similar agreements) of Discovery’s Technology and Intellectual Property by Discovery or its Subsidiaries to third parties, written or in another form, issued in the ordinary course of business and immaterial in value as well as to the conduct of the business of Discovery or FoundryCo or the operation of the FoundryCo Assets, (b) licenses (including grants of use, covenants not to assert or similar agreements) of Discovery’s Technology and Intellectual Property by Discovery or its Subsidiaries to third parties, written or in another form, issued in the ordinary course of business and immaterial in value as well as to the conduct of the business of FoundryCo, and (c) licenses (including grants of use, covenants not to assert or similar agreements) of Technology and Intellectual Property by third parties to Discovery or its Subsidiaries, written or in another form, issued in the ordinary course of business and immaterial in value as well as to the conduct of the business of Discovery or FoundryCo or the operation of the FoundryCo Assets.

“Indebtedness” means, with respect to any Person: (a) all indebtedness of such Person, whether or not contingent, for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services; (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of Discovery or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases; (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (h) all Indebtedness of others referred to in clauses (a) through (g) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (I) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (II) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (III) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (IV) otherwise to assure a creditor against loss; and (i) all Indebtedness referred to in clauses (a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

“Indemnified Party” means an Oyster/FoundryCo Indemnified Party, a Pearl Indemnified Party, a Discovery Indemnified Party or an Oyster Indemnified Party, as the case may be.

“Indemnifying Party” means Discovery pursuant to Sections 12.02 and 12.03 or FoundryCo pursuant to Sections 12.04 and 12.05.

“Initial Valuation Net Tangible Assets” means the Combined Assets of the Transferred FoundryCo Subsidiaries less the Combined Liabilities of the Transferred FoundryCo Subsidiaries, in each case as further described in Schedule 2.08.

“Intel Patent Cross License Agreement” means that certain Patent Cross License Agreement between Discovery and Intel dated as of January 1, 2001, as amended.

“Intel Patents” means Patents licensed to Discovery under the Old Intel Agreement and the Intel Patent Cross License Agreement.

“Intellectual Property” means (a) Patents, (b) Trademarks, (c) Copyrights, (d) Trade Secrets and (e) Software.

“Inventories” means all inventory, raw materials and work-in-process held by Transferred FoundryCo Subsidiaries. For the avoidance of doubt, Inventories excludes finished goods.

“IP HoldCo” means a Delaware limited liability company, jointly owned by Discovery and FoundryCo, to which Discovery shall have transferred a portion of its Patent portfolio prior to Closing.

“IRS” means the Internal Revenue Service of the United States.

“June 28, 2008 Statement of Net Tangible Assets” means a statement of the Combined Assets of the Transferred FoundryCo Subsidiaries less Combined Liabilities of the Transferred FoundryCo Subsidiaries as of June 28, 2008.

“Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“LCIA Court” shall have the meaning given to such term in the LCIA Rules

“LCIA Rules” means the Rules of the London Court of International Arbitration.

“Leased Real Property” means the real property listed on Section 4.15(d) of the Disclosure Schedule, together with, to the extent leased by Discovery and its Subsidiaries (in connection with the operation of the other FoundryCo Assets, the Transferred FoundryCo Subsidiaries, and the Transferred FoundryCo JV Entities), all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of Discovery and its Subsidiaries (used in connection with the operation of the other FoundryCo Assets, the Transferred FoundryCo Subsidiaries, and the Transferred FoundryCo JV Entities) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law (including any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Licensed Intellectual Property” means Intellectual Property licensed to Discovery or its Subsidiaries pursuant to the Transferred IP Agreements and exclusively used in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries.

“Losses” means any and all Liabilities, losses, diminution in value, damages, claims, costs and expenses, interest, awards judgments and penalties (including reasonable attorneys’ and consultants’ fees and expenses) actually suffered or incurred by any Oyster/FoundryCo Indemnified Party, Pearl Indemnified Party or Discovery Indemnified Party (including in any Action brought or otherwise initiated by any of them).

“Luther Forest Site” means that real property located in the towns of Malta and Stillwater, New York, commonly known as the Luther Forest Technology Campus, that is the subject of that certain Option Agreement dated October 12, 2007, between Discovery and the Luther Forest Technology Campus Economic Development Corporation.

“Malta Rocket Fuel Area” means the Malta Rocket Fuel Area, EPA ID#: NYD980535124, designated by the United States Environmental Protection Agency as a “Superfund” site.

“Material Adverse Effect” shall mean either a Discovery Material Adverse Effect or a FoundryCo Material Adverse Effect; provided, however, that notwithstanding any other provision of this Agreement, the failure to provide and maintain any of the Minimum Required Authorizations and Consents as of the Closing shall be deemed to constitute a Material Adverse Effect for the purposes of Article XI.

“Material Discovery Contract” means any agreement required under the Exchange Act to be filed as an exhibit to the Discovery SEC Documents, including, with respect to each agreement, any and all amendments, modifications, supplements, renewals or restatements thereof.

“Memorandum and Articles of Association” means the Memorandum and Articles of Association of FoundryCo, set forth in Exhibit B and filed with the Registrar of Companies in the Cayman Islands.

“Minimum Required Authorizations and Consents” means those Required Authorizations and Required Consents as specifically identified and described in Schedule A.

“Mitigation Agreements” means formal contracts between any Party and any member agency of CFIUS, as well as any Party’s or Parties’ expression of commitments by letter to any member agency of CFIUS, in either case required by such member agency as a condition for obtaining the CFIUS Clearance.

“Money Laundering Laws” means applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 or the Laws administered or promulgated by, or Actions of, the United States Office of Foreign Asset Controls, or similar Laws of any jurisdiction.

“Mubadala” means Mubadala Development Corporation PJSC, a public joint stock company organized under the laws of the United Arab Emirates.

“Non-Patent Intellectual Property and Technology Transfer Agreement” means the Ancillary Agreement, in the form of Exhibit W hereto, between Discovery and FoundryCo.

“NYSE Required Approval” means the approval by the stockholders of Discovery of the issuance and sale by Discovery to Pearl of the Discovery Shares and the Warrants on the terms provided herein as required by Rules 312.03 and 312.04 of the New York Stock Exchange.

“Old Intel Agreement” means that certain Agreement between Intel Corporation and Discovery dated October 1, 1976, as amended or supplemented since such date.

“Ordinary Shares” means the Class A Ordinary Shares and the Class B Ordinary Shares.

“Owned Intellectual Property” means the Transferred Patents, Transferred Software, Assigned Technology and Shared Technology.

“Owned Real Property” means the real property in which Discovery and its Subsidiaries have fee title (or equivalent) interest that is listed on Section 4.15(c) of the Disclosure Schedule, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of Discovery (used in connection with the operation of the other FoundryCo Assets, the Transferred FoundryCo Subsidiaries, and the Transferred FoundryCo JV Entities) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

“Oyster/Discovery Cash Consideration” means the cash payment in the amount of seven hundred million dollars ($700,000,000) payable at the Closing by Oyster to Discovery in consideration of the transfer by Discovery of seven hundred thousand (700,000) Class B Preferred Shares to Oyster.

“Oyster Discovery Closing Certificate” means the certificate of a duly authorized officer of Oyster delivered to Discovery at the Closing certifying as to the matters set forth in Section 11.01.

“Oyster/FoundryCo Cash Consideration” means a cash payment in the amount of one billion four hundred million dollars ($1,400,000,000) payable at the Closing by Oyster to FoundryCo in consideration of the issuance of one (1) Class A Ordinary Share, three hundred thirty-six thousand seventy-one (336,071) Class A Preferred Shares, six hundred forty-four thousand two hundred eighty-four (644,284) Class B Preferred Shares, eighty-three million nine hundred twenty-nine thousand dollars ($83,929,000) aggregate principal amount of Class A Convertible Notes and three hundred thirty-five million seven hundred sixteen thousand dollars ($335,716,000) aggregate principal amount of Class B Convertible Notes to Oyster at Closing.

“Oyster FoundryCo Closing Certificate” means the certificate of a duly authorized officer of Oyster delivered to FoundryCo at Closing certifying as to the matters set forth in Section 11.01.

“Patent Assignments” means instruments of assignment delivered at Closing assigning all of Discovery’s right, title and interest (including the right to sue and collect for past, present and future infringement) in the Assigned Patents to FoundryCo, in forms suitable for filing with the U.S. Patent and Trademark Office or similar non-U.S. agencies.

“Patent License Agreement” means the Ancillary Agreement, in the form of Exhibit U hereto, entered into as of the Closing between Discovery and FoundryCo.

“Patent Transfer & License Agreement” means the Ancillary Agreement, in the form of Exhibit V hereto, to be entered into at Closing among Discovery, FoundryCo and IP Holdco.

“Patents” means United States and foreign patents, patent applications and statutory invention registrations, including reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties and conventions.

“Pearl/Discovery Cash Consideration” means the cash payment in the amount of three hundred thirteen million seven hundred forty-one thousand three hundred thirty-three dollars ($313,741,333) payable at Closing by Pearl to Discovery in exchange for the Discovery Shares and the Warrants.

“Pearl Discovery Closing Certificate” means the certificate of a duly authorized officer of Pearl delivered to Discovery at Closing certifying as to the matters set forth in Section 11.01.

“Permitted Encumbrances” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and as to which Discovery is not otherwise subject to civil or criminal liability due to its existence: (a) liens for Taxes not yet due and payable, for which adequate reserves have been maintained in accordance with GAAP; (b) Encumbrances imposed by Law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s liens and other similar liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than thirty 30 days and (ii) are not in excess of fifty thousand dollars ($50,000) in the case of a single property or five hundred thousand dollars ($500,000) in the aggregate at any time; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) minor survey exceptions, reciprocal easement agreements and other customary encumbrances on title to real property that (i) were not incurred in connection with any Indebtedness, (ii) do not render title to the property encumbered thereby unmarketable and (iii) do not, individually or in the aggregate, materially and adversely affect the value of or the use of such property for its current and anticipated purposes; or (e) Encumbrances in existence on the date of this Agreement that are listed in Section A-1 of the Disclosure Schedule.

“Permitted Transferees” means any Affiliates of Pearl, and any entity controlled by the Government of the Emirate of Abu Dhabi.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Pre-Signing Financial Statements” means: (a) the audited balance sheets of Discovery Saxony Holding GmbH, Discovery Fab 36 Holding GmbH, Discovery Saxony Limited Liability Company & Co. KG and Discovery Fab 36 Limited Liability Company & Co. KG as of December 31, 2007 and December 31, 2006, and the related statements of income, together with all related notes and schedules thereto audited in accordance with German generally accepted accounting standards; and (b) the unaudited balance sheets of Discovery Saxony Holding GmbH, Discovery Fab 36 Holding GmbH, Discovery Saxony Limited Liability Company & Co. KG and Discovery Fab 36 Limited Liability Company & Co. KG as of June 30, 2008, and the related statements of income for the six month period then ended, prepared in accordance with German generally accepted accounting standards.

“Public Software” means: (A) any Software that contains, or is derived in any manner in whole or in part from, any Software that is distributed as free Software, open source Software (e.g. Linux) or under similar licensing or distribution models; (B) any Software that may require as a condition of use, modification or distribution that such Software or other Software incorporated into, derived from or distributed with such Software: (i) be disclosed or distributed in source code form; (ii) be licensed for the purpose of making derivative works; or (iii) be redistributable at no charge; and (C) Software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following: (t) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (u) the Artistic License (e.g., PERL); (v) the Mozilla Public License; (w) the Netscape Public License; (x) the Sun Community Source License (SCSL); (y) the Sun Industry Source License (SISL); and (z) the Apache Software License.

“Purchaser Expenses” means (i) all out of pocket expenses and fees of counsel, accountants, experts and consultants to Oyster and Pearl and their respective stockholders and Affiliates actually incurred or accrued by any of them or on their behalf in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including, without limitation, the financing thereof and including fees and expenses payable to all banks, investment banking firms, other financial institutions, and other persons and their respective agents and counsel, for arranging, committing to provide or providing any financing for, or structuring the transactions contemplated by this Agreement and the Ancillary Agreements, and (ii) all fees and expenses actually incurred or accrued by banks, investment banking firms, other financial institutions and other persons, and for which Oyster and Pearl and their respective stockholders and Affiliates are liable in connection with the negotiation, preparation, execution and performance of this Agreement, the structuring and financing of the transactions contemplated by this Agreement and the Ancillary Agreements, and any financing commitments or agreements relating thereto.

“Purchase Price” shall be an amount equal to two billion three hundred eighty million three hundred fifty-five thousand dollars ($2,380,355,000), subject to adjustment as provided in Section 2.08.

“Real Property” means the Leased Real Property and the Owned Real Property.

“Receivables” means any and all accounts receivable, notes and other amounts receivable from third parties, including customers and employees, arising from the conduct of the Discovery Business before the Closing and arising in the ordinary course, together with any unpaid financing charges accrued thereon.

“Reference Statement of Initial Valuation Net Tangible Assets” means the projected statement of Initial Valuation Net Tangible Assets, as of December 27, 2008, a copy of which is set forth on Schedule 2.08.

“Registration Rights Agreement” means the Registration Rights Agreement in the form of Exhibit F, to be entered into at Closing between Pearl and Discovery.

“Release” means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like into or upon any land or water or air or otherwise entering into the Environment.

“Remaining Discovery Group” means, collectively, Discovery and the Remaining Discovery Subsidiaries from and after the Closing Date.

“Remaining Discovery Subsidiaries” means the Subsidiaries of Discovery other than FoundryCo and the Transferred FoundryCo Subsidiaries and the Transferred FoundryCo JV Entities.

“Remedial Action” means all action to (a) clean up, remove, treat or handle in any other way Hazardous Materials in the Environment, (b) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or the Environment, or (c) perform remedial investigations, feasibility studies, corrective actions, closures and post-remedial or post-closure studies, investigations, operations, maintenance and monitoring.

“Required Authorizations” means: (i) the HSR Approval; (ii) the Additional Competition Approvals; (iii) the CFIUS Clearance; (iv) the receipt of Export Licenses for certain U. S. Transferred FoundryCo Employees from the United States Department of Commerce Bureau of Industry and Security; and (v) the consents of the European Union, the Federal Republic of Germany and the state of Saxony to the extent required under the Term Loan Facility Agreement, the AMTC Credit Agreement, the BAC Credit Agreement and related documents with respect to the implementation of the transactions contemplated by this Agreement, in particular the resulting replacement of Discovery by FoundryCo or one or more of its Subsidiaries as obligor under any transaction documents relating thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Shared Technology” means the Technology, other than the Discovery Excluded Technology, owned by Discovery immediately prior to the Closing Date and used by Discovery both for the design and/or post-FoundryCo delivery testing of semiconductor products and for the manufacture, sorting and/or intermediate (WIP) testing of semiconductor products. Without limiting the foregoing, Design Rules used by Discovery prior to the Closing Date shall be deemed “Shared Technology.”

“Shareholders’ Agreement” means the Ancillary Agreement, in the form of Exhibit X hereto, among Oyster, Discovery and FoundryCo relating to the roles of Oyster and Discovery as shareholders of FoundryCo following the Closing.

“Software” means computer software, programs and databases in any form, including Internet web sites, web content and links, source code, object code, operating systems and specifications, database management code, utilities, graphical user interfaces, menus, software engines, platforms and data formats, all versions, updates, corrections, enhancements and modifications thereof, and all related documentation, developer notes, comments and annotations.

“Stock Option” means options to purchase Discovery Common Stock pursuant to the Stock Option Plans, and other options granted to employees and directors of Discovery that are outstanding as of the date hereof.

“Stock Option Plans” means Discovery’s 2004 Equity Incentive Plan, Discovery’s 2000 Stock Incentive Plan, Discovery’s 1998 Stock Incentive Plan, Discovery’s 1996 Stock Incentive Plan, Discovery’s 1992 Stock Incentive Plan and the Discovery Employee Stock Purchase Plan.

“Subsidiary” or “Subsidiaries,” with respect to any Person, means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such Person, directly or indirectly or in which such Person directly or indirectly has at least fifty percent (50%) of the voting power to elect the board of directors or other governing body of such entity, provided, that, solely for the purposes of this Agreement, neither FoundryCo nor any member of the FoundryCo Group shall be deemed to be a Subsidiary of Discovery following the Closing.

“Tax Lien” means a lien for Taxes.

“Tax Matters Agreement” means the Ancillary Agreement, entered into as of the date hereof among Oyster and Discovery.

“Tax Returns” means any return, declaration, report, election, claim for refund or information return or other statement or form filed or required to be filed with any Tax authority relating to Taxes, including any schedule or attachment thereto or any amendment thereof.

“Taxes” means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs’ duties, tariffs, and similar charges.

“Technology” means all computer software (in source code or object code form), documentation, works of authorship, mask works, know-how, data and data bases, formulas, algorithms, processes, inventions and discoveries (whether or not patented), ideas, concepts, techniques, methods, content, technical information, engineering, production and other designs, drawings, schematics, device models, specifications, confidential information, and all other information, technology and materials, tangible or otherwise.

“Term Loan Facility Agreement” means the Euro 700 Million Term Loan Facility Agreement, dated April 21, 2004, as amended, as described in the Discovery SEC Documents, together with all “Finance Documents” and “Transaction Documents,” as such terms are defined in the Term Loan Facility Agreement.

“Third Person” means any Person other than any of the Parties or any of their respective Affiliates.

“Trade Secrets” means trade secrets, know-how and other confidential or proprietary technical, business and other information, including manufacturing and production processes and techniques, research and development information, technology, drawings, specifications, designs, plans, proposals, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, customer and supplier lists and information, and all rights in any jurisdiction to limit the use or disclosure thereof.

“Trademarks” means trademarks, service marks, trade dress, logos, trade names, corporate names, URL addresses, domain names and symbols, slogans and other indicia of source or origin, including the goodwill of the business symbolized thereby or associated therewith, common law rights thereto, registrations and applications for registration thereof throughout the world, all rights therein provided by international treaties and conventions, and all other rights associated therewith.

“Transaction Documents” means this Agreement, the Ancillary Agreements, the Carve Out Financial Statements, the Pre-Signing Financial Statements, the FoundryCo Business Plan, the FoundryCo Capitalization Table, the Memorandum and Articles of Association and any instrument, agreement, certificate, report or other document delivered pursuant to this Agreement or the transactions contemplated by this Agreement.

“Transferred FoundryCo JV Entities” means AMTC and Maskhouse Building Administration GmbH & Co. KG (“BAC”).

“Transferred FoundryCo Subsidiaries” means:

(i)	AMD Fab 36 Holding GmbH;

(ii)	AMD Fab 36 Admin GmbH;

(iii)	AMD Fab 36 Limited Liability Company & Co. KG;

(iv)	AMD Fab 36 LLC;

(v)	AMD Saxony Holding GmbH;

(vi)	AMD Saxony Admin GmbH;

(vii)	AMD Saxony Limited Liability Company & Co. KG;

(viii)	AMD Saxony LLC; and

(ix)	AMD Fab Technologies US, Inc.

“Transferred Interests” means all shares, partnership interests and similar profits interests related to Transferred FoundryCo Subsidiaries and Transferred FoundryCo JV Entities.

“Transferred Inventories” means all raw materials, work-in progress, packaging, labels, and related supplies, but excluding finished goods maintained, held or stored by or for AMD Saxony Limited Liability Company and Co. KG or AMD Fab 36 Limited Liability Company & Co. KG, and any prepaid deposits for any of the same.

“Transferred IP Agreements” means (a) written licenses (including grants of use, covenants not to assert or similar agreements) of Owned Intellectual Property by Discovery or its Subsidiaries to third parties, (b) licenses (including grants of use, covenants not to assert or similar agreements) of Licensed Intellectual Property by Third Persons to Discovery and its Subsidiaries and (c) agreements between Discovery and third parties relating to the development or use of Owned Intellectual Property.

“Transferred Patents” means all (i) Assigned Patents and (ii) Patents assigned to FoundryCo pursuant to the IP HoldCo Operating Agreement.

“Transferred Software” means all Software owned by Discovery and (a) material to the operation of the FoundryCo business or used exclusively in the FoundryCo business as currently conducted or (b) manufactured, distributed, sold, licensed or marketed by Discovery in connection with the operation of the FoundryCo Assets or the Transferred FoundryCo Subsidiaries.

“Transition Services Agreement” means the Ancillary Agreement, in the form of Exhibit T hereto, between Discovery and FoundryCo relating to the provision of transition services by Discovery to FoundryCo and by FoundryCo to Discovery following the Closing.

“Tribunal” shall have the meaning given to such term in the LCIA Rules.

“Wafer Purchase Agreement” means that certain Wafer Purchase Agreement, effective as of October 1, 2007, between Discovery and Discovery Saxony Limited Liability Company & Co. KG.

“Wafer Supply Agreement” means the Ancillary Agreement, in the form of Exhibit K hereto, between Discovery and FoundryCo relating to the manufacture and sale of wafers to Discovery by FoundryCo following the Closing.

“Warrant Shares” means shares of Discovery Common Stock issuable upon exercise of the Warrants.

“Warrants” means warrants to purchase thirty million (30,000,000) shares of Discovery Common Stock in the form set forth as Exhibit J.

Table of Additional Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition	Location
“Closing”	2.03
“Closing Date”	2.03
“Combined Assets”	Schedule 2.08
“Combined Liabilities”	Schedule 2.08
“Confidential Information”	9.07(a)
“Discovery”	Preamble
“Discovery FoundryCo Closing Deliverables”	2.04(a)
“Discovery Indemnified Party”	12.04
“Discovery Loss”	12.04
“Discovery Oyster Closing Deliverables”	2.04(b)
“Discovery Pearl Closing Deliverables”	2.04(c)
“Discovery SEC Documents”	3.06
“Dispute”	14.09(b)
“Dispute Notice”	14.09(b)
“EAA”	Preamble
“ERISA”	3.18
“FoundryCo”	Preamble
“FoundryCo Discovery Closing Deliverables”	2.05(a)
“FoundryCo Employee”	4.18(a)
“FoundryCo Oyster Closing Deliverables”	2.05(b)
“Independent Accounting Firm”	2.08(b)(ii)
“Interim Relief Proceeding”	14.09(c)
“lease”	4.13(a)
“Make Whole Consent”	Schedule A
“Make Whole Payment”	Schedule A
“Material FoundryCo Contracts”	4.13(a)
“Multiemployer Plan”	4.18.(b)
“Multiple Employer Plan”	4.18.(b)
“Non U.S. Transferred Employees”	10.01(b)
“Oyster”	Recitals
“Oyster Discovery Closing Deliverables”	2.06(a)
“Oyster FoundryCo Closing Deliverables”	2.06(b)
“Oyster/FoundryCo Indemnified Party”	12.02
“Oyster/FoundryCo Loss”	12.05
“Oyster Indemnified Party”	12.05
“Pearl”	Preamble
“Oyster Parent”	14.05
“Pearl Director Designee”	9.01
“Pearl Discovery Closing Deliverables”	2.07(a)

Definition	Location
“Pearl Indemnified Party”	12.03
“Pearl Loss”	12.03
“Pearl Termination Fee”	13.03(b)
“Plans”	4.18(a)
“Proxy Statement”	8.06(b)
“Representatives”	9.07(a)
“Required Consents”	4.13(b)
“Stockholders’ Meeting”	8.06(a)
“Tangible Personal Property”	4.16
“Termination Date”	13.01(b)
“Third Party Claim”	12.07(b)
“Transfer Laws”	10.01(b)
“Transferred Employees”	10.02
“Transferred Employee RSU”	10.03(b)
“Transferred Employee Stock Options”	10.03(a)
“Transferred Indebtedness”	Schedule 2.08
“U.S. Transferred Employees”	10.01(a)

Exhibit B

SHAREHOLDERS’ AGREEMENT

By and Among

DISCOVERY,

OYSTER,

and

FOUNDRYCO

Dated as of [            ] [        ], 200[    ]

i

		Page
ARTICLE V

OTHER AGREEMENTS

SECTION 5.01 Discovery Change of Control Transaction		19
SECTION 5.02 New Investors to Execute Agreement Regarding Restrictions		20
SECTION 5.03 Further Assurances		20
SECTION 5.04 Confidential Information		20
SECTION 5.05 Directors’ and Officers’ Liability Insurance and Indemnification Agreements		21
SECTION 5.06 Export Controls		21
SECTION 5.07 Rights to Purchase New Shares		22
SECTION 5.08 Intel Patent Cross License Agreement		22
SECTION 5.09 Fab Build-Outs		23

ARTICLE VI

DEADLOCK

SECTION 6.01 Deadlock Resolution Efforts		23

ARTICLE VII

DISSOLUTION

SECTION 7.01 Dissolution.		25

ARTICLE VIII

MISCELLANEOUS

SECTION 8.01 Termination		26
SECTION 8.02 Notices		26
SECTION 8.03 Public Announcements		26
SECTION 8.04 Severability		27
SECTION 8.05 Entire Agreement		27
SECTION 8.06 Assignment		27
SECTION 8.07 Amendment		27
SECTION 8.08 Waiver		27
SECTION 8.09 Third Party Beneficiaries		27
SECTION 8.10 Governing Law; Arbitration; Waiver of Jury Trial		28
SECTION 8.11 Currency		29
SECTION 8.12 Counterparts		29
SECTION 8.13 Expenses		29
SECTION 8.14 No Presumption Against Drafting Party		29

EXHIBITS

Exhibit A	Form of Joinder Agreement for Shareholder
Exhibit B	Form of Indemnification Agreement
Exhibit C	Form of FoundryCo Export Control Policy
Exhibit D	Fab Build-Outs

APPENDICES

APPENDIX A	Definitions

ii

SHAREHOLDERS’ AGREEMENT

This SHAREHOLDERS’ AGREEMENT (this “Shareholders’ Agreement” and as referred to herein, this “Agreement”), dated as of [                    ], 2008 is entered into by and among Discovery, a Delaware corporation (“Discovery”), Oyster, a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly-owned by the Government of Abu Dhabi (“Oyster”) (each of Discovery and Oyster being a “Shareholder” and together the “Shareholders”), and FoundryCo, an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”). Discovery, Oyster and FoundryCo are sometimes referred to herein as the “Parties”, and each individually as a “Party”.

RECITALS

WHEREAS, Discovery, Oyster and the other parties thereto are parties to the Master Transaction Agreement that provides, among other things, for the formation of FoundryCo under the laws of the Cayman Islands to act as the holding company for a joint venture between Discovery and Oyster;

WHEREAS, pursuant to the Master Transaction Agreement and immediately prior to the execution of this Agreement, Discovery has contributed or caused its Subsidiaries to contribute to FoundryCo, and FoundryCo has acquired from Discovery and its Subsidiaries, the FoundryCo Assets in consideration of the issuance by FoundryCo to Discovery (or a Subsidiary of Discovery) of an amount of Shares as stated in the Master Transaction Agreement and the assumption of the Assumed Liabilities by FoundryCo and its Subsidiaries;

WHEREAS, pursuant to the Master Transaction Agreement and immediately prior to the execution of this Agreement, Oyster (i) has contributed cash to FoundryCo in consideration of the issuance by FoundryCo to Oyster of an amount of Shares as stated in the Master Transaction Agreement and the issuance of the Initial Convertible Notes and (ii) has contributed cash to Discovery in consideration of the transfer by Discovery to Oyster of an amount of Shares as stated in the Master Transaction Agreement; and

WHEREAS, Discovery, Oyster and FoundryCo will have entered into the Funding Agreement pursuant to which Oyster has committed to, and Discovery has the option to, make additional capital contributions, in accordance with the terms thereof, to FoundryCo in exchange for additional Preferred Shares and/or Additional Convertible Notes.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Certain Defined Terms

Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings referred to or ascribed to such terms in Appendix A.

SECTION 1.02 Interpretation and Rules of Construction

In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or a Schedule or Exhibit to, this Agreement unless otherwise indicated;

(b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(f) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(g) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(h) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of comparable successor Laws, and any rules and regulations promulgated under such Laws;

(i) any reference in this Agreement to a “day” or a number of “days” (without the explicit qualification of “Business”) shall be interpreted as a reference to a calendar day or number of calendar days;

(j) references to a Person are also to its successors and permitted assigns; and

(k) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

GOVERNANCE

SECTION 2.01 Share Capital

The share capital of FoundryCo Outstanding as of the date hereof shall consist of (i) two (2) Class A Ordinary Shares, one each issued to Discovery and Oyster, respectively; (ii) no Class B Ordinary Shares; (iii) two million sixteen thousand four hundred twenty-six (2,016,426) Class A Preferred Shares and (iv) one million three hundred forty-four thousand two hundred eighty-four (1,344,284) Class B Preferred Shares. The rights of the holders of the Class A Ordinary Shares, the Class B Ordinary Shares, the Class A Preferred Shares and the Class B Preferred Shares are as set forth in the Memorandum and Articles of Association.

SECTION 2.02 Voting

(a) In accordance with the Memorandum and Articles of Association, prior to the Reconciliation Event, the Class A Preferred Shares, the Class B Preferred Shares and the Class B Ordinary Shares shall be non-voting and only the Class A Ordinary Shares shall have voting rights of one vote per Class A Ordinary Share. Discovery and Oyster shall each be a holder of one Class A Ordinary Share and FoundryCo shall not issue any additional Class A Ordinary Shares. Following the Reconciliation Event and in accordance with the Memorandum and Articles of Association, the Class A Ordinary Shares shall be automatically redeemed and the voting rights of the Class A Preferred Shares, the Class B Preferred Shares and the Class B Ordinary Shares shall be given effect.

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(b) Subject to the provisions set forth in the Memorandum and Articles of Association and this Section 2.02, each Shareholder then entitled to vote at a general meeting of shareholders of FoundryCo shall have the right to vote all Shares of which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any such meeting of shareholders, or execute a written resolution with respect to all Shares of which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof.

SECTION 2.03 Board of Directors

(a) Prior to the Reconciliation Event, the Board shall consist of eight Directors, and Discovery and Oyster, each as a holder of one Class A Ordinary Share, shall each be entitled to designate for nomination four (4) Directors. Prior to the Reconciliation Event, no Officers of FoundryCo shall sit on the Board.

(b) Following the Reconciliation Event, the number of Persons a Shareholder may designate for nomination to serve as a Director shall be subject to adjustment according to the percentage of Fully Diluted Shares held by such Shareholder as follows: (i) a Shareholder holding 30% or more but less than 40% of the Fully Diluted Shares shall be entitled to designate three (3) Directors; (ii) a Shareholder holding 20% or more but less than 30% of the Fully Diluted Shares shall be entitled to designate two (2) Directors; (iii) a Shareholder holding 10% or more but less than 20% of the Fully Diluted Shares shall be entitled to designate one (1) Director and (iv) a Shareholder holding less than 10% of the Fully Diluted Shares shall have no right pursuant to this Agreement to designate Persons for nomination to serve as Directors. To the extent the number of Directors a Shareholder shall be entitled to nominate is reduced pursuant to this Section 2.03(b), then, so long as any other Shareholder owns at least a majority of the Fully Diluted Shares, such other Shareholder shall be entitled to designate all of the remaining Directors.

(c) Each Shareholder shall make the nominations to which it is entitled hereunder at least fifteen (15) days prior to each general meeting of shareholders of FoundryCo or, if FoundryCo elects not to hold a general meeting of shareholders, on or prior to the date on which FoundryCo’s shareholders shall adopt a written resolution with respect to the foregoing matters. Each Shareholder shall vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any general meeting of shareholders, or adopt a written resolution with respect to all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof, in favor of electing to the Board the nominees of Discovery and Oyster designated pursuant to Sections 2.03(a) and (b).

(d) Unless otherwise agreed in writing by Discovery and Oyster, the Chairman of the Board shall be a non-voting position held by a non-Director and the duties of the Chairman of the Board shall include: (i) providing guidance regarding the long-term strategy of FoundryCo; (ii) developing external relationships with governmental organizations, customers and suppliers; (iii) representing FoundryCo at industry forums; (iv) shaping the agenda for the Board with input from Oyster and Discovery; and (v) overseeing and driving the preparation phase of the Abu Dhabi fab build-out.

(e) No member of the Board shall (i) have the ability to act unilaterally; (ii) veto any action of the Board or (iii) have the casting vote with respect to any matter to be voted upon by the Board.

(f) Board meetings may be called by any Board member upon three (3) days’ written notice to all other Board members. Such notice shall include a written agenda for the subjects to be considered at such meeting. The Board may not act on any subject not specified in such agenda except (i) after receiving written waivers of such notice from all Board members who were not given such notice and were not present at such meeting or (ii) upon such written consent or vote (including for such purposes, any express recusals) as may be required for such matters under this Agreement, the Memorandum and Articles of Association and applicable Law, including the affirmative vote or express abstentions from voting of those Board members who were not given such notice.

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(g) The Board shall conduct meetings no less frequently than quarterly and at such locations as a majority of the members of the Board deem appropriate.

(h) Directors may participate in a meeting of the Board by means of a conference telephone or other communication equipment through which all persons participating in the meeting can hear each other, which shall be provided at all Board meetings if requested by a Director, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 2.04 Removal of Board Members; Vacancies

(a) A Shareholder may at any time elect to remove or dismiss any member of the Board appointed or nominated by such Shareholder pursuant to Section 2.03, with or without cause. Upon such election, each other Shareholder shall vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any such meeting of shareholders, or execute a written resolution with respect to all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof, in favor of the removal or dismissal of any such Board member. In the event that the number of members of the Board nominated by a Shareholder exceeds the number that such Shareholder has the right to nominate pursuant to Section 2.03, such Shareholder shall promptly take all appropriate action to cause any such extra members of the Board nominated by such Shareholder to immediately resign or alternatively shall take such measures as are necessary to remove or dismiss such extra members.

(b) In the event that a vacancy occurs on the Board as a result of the retirement, removal, dismissal, resignation, disability or death of a member thereof nominated pursuant to Section 2.03, such vacancy shall be filled by a person nominated by the Shareholder whose nominee’s retirement, removal, dismissal, resignation, disability or death created such vacancy. Each Shareholder shall vote all Shares of which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any meeting of shareholders, or execute a written resolution with respect to all Shares of which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof, in favor of the election of any person so nominated to fill a vacancy on the Board.

(c) Each Shareholder hereby agrees that it will not vote (or execute any written resolutions with respect to) any Shares of which it is the registered holder or any other Shares for which such Shareholder shall otherwise have the ability to control or direct the voting thereof in favor of the removal, dismissal or suspension of any member of the Board that any other Shareholder had the right to nominate unless such other Shareholder shall have consented to or requested such removal or dismissal in writing.

SECTION 2.05 Committees

(a) FoundryCo and each Shareholder hereby agree that there shall be established a people/compensation committee of the Board (the “People/Compensation Committee”), which shall make recommendations to the full Board for matters including, but not limited to, management compensation, and the adoption of or amendment to FoundryCo benefits plans and Incentive Plans. The Board shall establish a People/Compensation Committee Charter setting forth in further detail the powers and duties of the People/Compensation Committee. The People/Compensation Committee shall initially consist of at least two (2) members of the Board, including at least one Director nominated by Discovery and at least one Director nominated by Oyster. The Chairman of the People/Compensation Committee shall be a Director nominated by Oyster initially and thereafter shall rotate annually between a Director nominated by Discovery and a Director nominated by Oyster. The People/Compensation Committee shall meet no less frequently than quarterly at such place and time as shall be determined by the People/Compensation Committee Chairman.

(b) FoundryCo and each Shareholder hereby agree that there shall be established a finance and audit committee of the Board (the “Finance and Audit Committee”), which shall assist the Board in its responsibilities

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relating to reviewing financial matters generally, including, but not limited to, the accounting and financial reporting processes of FoundryCo, the audits of FoundryCo’s consolidated financial statements, the qualifications of FoundryCo’s independent auditor and the performance of FoundryCo’s internal audit function and independent auditor. The Board shall establish a Finance and Audit Committee Charter setting forth in further detail the powers and duties of the Finance and Audit Committee. The Finance and Audit Committee shall initially consist of at least two (2) members of the Board, including at least one Director nominated by Discovery and at least one Director nominated by Oyster. The Chairman of the Finance and Audit Committee shall be a Director nominated by Discovery initially and thereafter shall rotate annually between a Director nominated by Oyster and a Director nominated by Discovery. The Finance and Audit Committee shall meet no less frequently than quarterly at such place and time as shall be determined by the Finance and Audit Committee Chairman.

(c) FoundryCo and each Shareholder hereby agree that from time to time the Board may establish such other committees to assist the Board in its responsibilities, including a security committee which shall oversee FoundryCo’s compliance with any security and compliance-related commitments to the U.S. government as well as the overall security of FoundryCo, including the protection of FoundryCo’s technology and compliance with U.S. export control requirements.

SECTION 2.06 Officers

(a) The Shareholders shall cause the Board to approve the appointment of the following initial senior executive officers of FoundryCo: (i) Doug Grose as Chief Executive Officer; (ii) [                    ]1 as Chief Financial Officer; and (iii) such other officers as determined and appointed by the People/Compensation Committee.

SECTION 2.07 Additional Financings. FoundryCo shall seek additional financing, and the Shareholders shall make additional capital contributions, in accordance with the terms and conditions set forth in the Funding Agreement.

SECTION 2.08 Certain Other Corporate Actions

(a) At all times, subject to Section 2.08(b) and Section 6.01(b), FoundryCo shall not, and shall cause its Subsidiaries not to, take (either directly or by amendment, merger, consolidation, reclassification or otherwise) (and each Shareholder agrees to vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any meeting of shareholders against (and to refuse to execute a written resolution that seeks the authority to approve)) any action not in the ordinary course of business, unless the Board shall first have approved such action by Majority Vote; provided, however, that the Board may by resolution require prior notification or the Board’s prior approval for any actions to be taken in the ordinary course of business; provided further, that in the event a matter which would otherwise require approval under this Section 2.08 has been expressly included in either the Five-Year Capital Plan or the Annual Business Plan, which has been approved by the Board or the Shareholders in accordance with this Agreement and the Funding Agreement, as applicable, no further Board approval shall be required hereunder.

(b) In addition to such authorizations or approvals by the Board or shareholders as may be required by applicable Law, the Memorandum and Articles of Association or the constituent documents of each of FoundryCo’s Subsidiaries or the other provisions of this Agreement, and subject to Section 6.01(b) and Section 7.01(b)(i), FoundryCo shall not, and shall cause its Subsidiaries not to, take (either directly or by amendment, merger, consolidation, reclassification or otherwise) (and each Shareholder agrees to vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability

[1]	Oyster to nominate CFO.

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to control or direct the voting thereof at any meeting of shareholders against (and to refuse to execute a written resolution that seeks the authority to approve)) any of the following actions, unless all of the members of the Board shall have first approved such action:

(i) implementing material changes in the purpose or scope of FoundryCo’s activities or engaging in any material activity unrelated to FoundryCo’s business that materially adversely affects FoundryCo’s ability to perform its obligations to Discovery under the Wafer Supply Agreement;

(ii) a change in the number of Directors on the Board;

(iii) the amendment or restatement of its constituent documents;

(iv) any transaction resulting in a change of control of FoundryCo or any sale of all or substantially all of the assets of FoundryCo and its Subsidiaries other than to FoundryCo or any of its Subsidiaries or, following termination of the Restricted Period, to a Permitted Transferee; provided, however, that any such transaction with a Permitted Transferee is on terms that are fair from a financial point of view to all Shareholders;

(v) the entering into of any acquisition, joint venture, divestiture, transfer, sale, assignment, lease, license or disposal of any property or asset, real, personal or mixed (including leasehold interests and intangible assets), which have a value in excess of $25 million singly or $50 million in the aggregate other than with FoundryCo or any of its Subsidiaries or, following termination of the Restricted Period, to a Permitted Transferee; provided, however, that any such transaction with a Permitted Transferee is on terms that are fair from a financial point of view to all Shareholders;

(vi) approval of any material amendment, modification or revision to the initial Five-Year Capital Plan;

(vii) approval of any Annual Business Plan or any material amendment, modification or revision thereto;

(viii) the authorization, issuance, sale, acquisition, conversion, repurchase or redemption of any Shares or other equity interest (or option, warrant, conversion or similar right with respect to any equity interest) in or of FoundryCo or its Subsidiaries to the extent not reflected in the Annual Business Plan, the Memorandum and Articles of Association or any Incentive Plan;

(ix) the declaration, making or payment of any dividend, distribution or transfer (whether in cash, securities or other property) to shareholders;

(x) the entering into or the amendment of (A) any of the Transaction Documents, (B) any Incentive Plan or (C) any agreement, contract or arrangement by FoundryCo or any of its Subsidiaries pursuant to which FoundryCo or any of its Subsidiaries is obligated to pay or is entitled to receive payments in excess of $15 million over the term of such contract;

(xi)(A) the sale, license, sublicense, assignment, transfer, termination or other disposition of any Intellectual Property right owned by or licensed to FoundryCo or any of its Subsidiaries, (B) any amendment of any license from or to FoundryCo or any of its Subsidiaries of any Intellectual Property, or (C) any covenants or agreements not to assert claims of infringement, misappropriation or other violation of any Intellectual Property, other than any of the foregoing in the ordinary course of the business of FoundryCo or, with respect to any of the foregoing involving a Subsidiary of FoundryCo, the business of such Subsidiary;

(xii) the prosecution, commencement or settlement of any litigation or administrative action for an amount in excess of $10 million in any such prosecution, commencement or settlement or series of related prosecutions, commencements or settlements or waiving or relinquishing any material rights or claims;

(xiii) the making of any loan, investment or expenditure (or series of related expenditures) not reflected in the Annual Business Plan involving more than $5 million singly or $10 million in the aggregate;

(xiv) the incurrence of any indebtedness or subjecting any of its properties or assets to any lien, claim or encumbrance or the giving of any material guarantee or indemnity, in each case to the extent not reflected

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in the Annual Business Plan, which would result in an increase of 5% or more of the total indebtedness contemplated in the Annual Business Plan;

(xv) the consummation of any Public Offering of securities;

(xvi) the appointment or termination of FoundryCo’s Chief Executive Officer or Chief Financial Officer;

(xvii) the determination of when the Reconciliation Event has occurred;

(xviii) the entering into of any transaction, agreement or arrangement between FoundryCo or any of its Subsidiaries, on the one hand, and any Officer, Director, Affiliate or Shareholder, on the other hand, (other than the transactions provided for in or contemplated by the Transaction Documents) unless the total consideration expected to be paid or received by FoundryCo and its Subsidiaries taken as whole as a result of such transaction or proposed change or waiver shall not exceed $25 million; and

(xix) the entering into of any contract, arrangement, understanding or other similar agreement with respect to any of the foregoing in subsections (i) - (xviii).

(c) In the event of an inconsistency between FoundryCo’s Articles of Association and this Agreement, the Shareholders shall exercise their voting rights to amend the Articles of Association to remove such inconsistency.

SECTION 2.09 Acknowledgment Regarding Fiduciary Duties

Except as otherwise expressly set forth in this Agreement and the other Transaction Documents, this Agreement is not intended to, and does not, create or impose any fiduciary duty on any of the Shareholders (in their capacity as a holder of Shares) or their respective Affiliates.

SECTION 2.10 Delivery of Notice for General Meeting and Board Meeting

In addition to any other manner of delivery permitted by the Memorandum and Articles of Association, each Shareholder consents to the delivery of notices of any general meeting of shareholders of FoundryCo by electronic mail at the address and upon the terms set forth in Section 8.02 for such Party. Notwithstanding any provision of this Agreement to the contrary, each Shareholder may withdraw such consent or change the applicable electronic mail address for purposes of such Shareholder notices at any time upon written notice to FoundryCo without the approval of any other Party hereto.

ARTICLE III

RESTRICTIONS ON TRANSFER OF SECURITIES

SECTION 3.01 General Rules

(a) For purposes of this Article III, Securities held by Discovery shall include any Securities held by any Permitted Transferees or any other transferees (other than a transferee pursuant to a Public Sale) of Discovery and Securities held by Oyster shall include any Securities held by any Permitted Transferees or any other transferees (other than a transferee pursuant to a Public Sale) of Oyster, and any offers or acceptances to purchase or sell Securities made to or by Discovery or Oyster shall have been deemed to have been made to or by the respective Permitted Transferees or any other transferees (other than a transferee pursuant to a Public Sale) of Discovery or Oyster.

(b) No Shareholder shall, directly or indirectly, make or solicit any Sale of Securities, or create, incur, solicit or assume any Encumbrance with respect to any Securities, except in compliance with this Agreement and any applicable securities laws.

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(c) Each Shareholder shall vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof at any such meeting of shareholders, or execute a written resolution with respect to all Shares for which such Shareholder is the registered holder or for which Shareholder shall otherwise have the ability to control or direct the voting thereof, in favor of any resolution to procure any transfer in compliance with the provisions of this Article III and to prohibit any transfer not in compliance with this Article III. The Shareholders shall cause the members of the Board to vote in accordance with the provisions of this Article III.

(d) Immediately prior to the IPO, the Convertible Notes shall convert into Class A Preferred Shares or Class B Preferred Shares, as applicable, and all Preferred Shares shall convert into Class B Ordinary Shares, in each case pursuant to the terms thereof.

SECTION 3.02 General Restrictions on Transfer

(a) Each Shareholder agrees that the Class A Ordinary Shares are non-transferable.

(b) Each Shareholder agrees that, without the consent of the other Shareholder, it will not participate in any Sale of Securities if (i) prior to the Reconciliation Event, such Sale of Securities would cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement; (ii) such Sale of Securities is made to Intel Corporation (“Intel”) or any Affiliates of Intel or (iii) such Sale of Securities is made to any competitor of FoundryCo.

SECTION 3.03 Certain Restrictions on Transfer

(a) Each Shareholder agrees that, prior to the earliest of (i) [                    ], 20[18], (ii) such time as the Abu Dhabi cluster is operational with a steady-state yield and volumes of at least seventy-five thousand (75,000) Wafer Starts on Qualified Processes per month, as set forth in the Wafer Supply Agreement, or (iii) the termination of the Transition Period under the Funding Agreement (the “Restricted Period”), it will not, directly or indirectly, make any Sale of Securities, or create, incur or assume any Encumbrance with respect to any Securities held by such Shareholder, or enter into any other transaction pursuant to which it or any of its Permitted Transferees shall receive any consideration in cash or other property in connection with such Securities (other than as a distribution thereon by FoundryCo), other than:

(i) with the prior written consent of the other Shareholder;

(ii) any Sale of Securities to (A) a Permitted Transferee in compliance with the provisions of this Article III, or (B) the other Shareholder;

(iii) each of Discovery and Oyster (and any of their Permitted Transferees holding Shares) shall be entitled to sell up to 25% of its Fully Diluted Shares (measured at the time of the IPO) in the IPO; provided, however, that any Securities to be included on behalf of FoundryCo shall be given first priority to be included in the IPO and as among the Shareholders wishing to sell Securities, the number of Securities to be included in the IPO shall be allocated pro rata based on the amount of Securities each Shareholder (and its Permitted Transferees) proposes to sell; provided further, that any Securities to be included in the IPO on behalf of Discovery and Oyster and their respective Permitted Transferees shall be given priority over any other Shareholder or any employees of FoundryCo or any of its Subsidiaries; and provided further, that, with respect only to Discovery or any of its Permitted Transferees, this right shall be suspended until the Reconciliation Event has occurred;

(iv) in each year following the IPO, each of Discovery and Oyster (and any of their Permitted Transferees holding Shares) shall be entitled to sell up to an equal amount of its Fully Diluted Shares as permitted under Section 3.03(a)(iii) pursuant to (A) a Public Offering, or (B) an offering exempt from registration pursuant to Rule 144 under the Securities Act, or similar non-U.S. applicable Law, if any, provided, however, that any Securities to be included on behalf of FoundryCo shall be given first priority to

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be included in any such Public Offering and as among the Shareholders wishing to sell Securities, the number of Securities to be included in any such Public Offering shall be allocated pro rata based on the amount of Securities each Shareholder (and its Permitted Transferees) proposes to sell; provided further, that any Securities to be included in any such Public Offering on behalf of Discovery and Oyster and their respective Permitted Transferees shall be given priority over any other Shareholder or any employees of FoundryCo or any of its Subsidiaries; and provided further, that, with respect only to Discovery or any of its Permitted Transferees, this right shall be suspended until the Reconciliation Event has occurred;

(v) in each year following the IPO, including the year of the IPO, (A) with respect to Discovery, to pledge up to an equal amount of Fully Diluted Shares as permitted for sale under Section 3.03(a)(iii); provided however, that, this right shall be suspended until the Reconciliation Event has occurred, and (B) with respect to Oyster, to pledge up to all of its Fully Diluted Shares; or

(vi) any Sale of Securities by Oyster or its Permitted Transferees pursuant to Section 5.01.

(b) Each Shareholder agrees that, following the end of the Restricted Period, it will not, directly or indirectly, make any Sale of Securities, or create, incur or assume any Encumbrance with respect to any Securities held by such Shareholder, or enter into any other transaction pursuant to which it or any of its Permitted Transferees shall receive any consideration in cash or other property in connection with such Securities (other than as a distribution thereon by FoundryCo) other than (i) pursuant to the exceptions set forth in Section 3.03(a) above or (ii) any Sale of Securities for cash or readily marketable securities that is made in compliance with the procedures, and subject to the limitations, set forth in Sections 3.05, 3.06, 3.07 and 3.08.

SECTION 3.04 Permitted Transferees

(a) Notwithstanding anything to the contrary contained herein, any Sale of Securities may be made to a Permitted Transferee. However, no Sale of Securities to a Permitted Transferee shall be effective if a purpose or effect of such transfer shall have been to circumvent the provisions of this Article III. Each Shareholder shall remain responsible for the performance of this Agreement by each Permitted Transferee of such Shareholder to which Securities are transferred. If any Permitted Transferee to which Securities are transferred in accordance with this Article III ceases to be a Permitted Transferee of the Shareholder from which or whom it acquired such Securities, such Person shall reconvey such Securities to such transferring Shareholder immediately before such Person ceases to be a Permitted Transferee of such transferring Shareholder so long as such Person knows of its upcoming change of status immediately prior thereto. If such change of status is not known until after its occurrence, the former Permitted Transferee shall make such transfer to such transferring Shareholder as soon as practicable after the former Permitted Transferee receives notice thereof.

(b) Each Permitted Transferee shall enter into a joinder agreement pursuant to Section 3.09(a).

SECTION 3.05 Right of First Offer

(a) The provisions of this Section 3.05 shall survive the IPO.

(b) Following the end of the Restricted Period, except as provided for in Section 3.03(b), if at any time during the term of this Agreement, a Shareholder (the “Prospective Seller”) desires to effect a Sale of Securities to a Third Party or Third Parties, the Prospective Seller shall deliver a written notice (an “Offer Notice”) thereof to FoundryCo and the other Shareholder (the “Other Shareholder”), which notice shall set forth all of the material terms and conditions, including the number of Securities proposed to be sold (the “Offered Securities”) and the proposed purchase price per Share (the “Offer Price”) (which shall be payable solely in cash or freely marketable securities in one lump sum payment), on which the Prospective Seller offers to sell the Offered Securities to FoundryCo and the Other Shareholder (the “Offer”).

(c) The receipt of an Offer Notice by the Other Shareholder shall constitute an offer by the Prospective Seller to sell to the Other Shareholder. Such Offer shall be irrevocable for thirty (30) days (the “Offer Period”)

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after receipt of such Offer Notice by the Other Shareholder. During the Offer Period, the Other Shareholder shall have the right to accept such offer as to any or all of the Offered Securities by giving a written notice of acceptance (the “Notice of Acceptance”) to the Prospective Seller prior to the expiration of the Offer Period, which notice shall specify the number of Offered Securities to be purchased by the Other Shareholder. Alternatively, if the threshold set forth in Section 3.07(b) is met, the Other Shareholder shall have the right and option to notify the Prospective Seller of the Other Shareholder’s interest in selling along with the Prospective Seller to a Third Party (the “Tag Along Offer”) pursuant to Section 3.07.

(d) The consummation of any such purchase by and sale to the Other Shareholder shall take place not later than ten (10) days after the expiration of the Offer Period (unless a later date shall be required under the HSR Act or other applicable Law). Upon the consummation of such purchase and sale, the Prospective Seller shall (i) deliver to the Other Shareholder the Securities purchased, free and clear of any Encumbrances (other than this Agreement and applicable Law) and (ii) assign all of its rights and obligations under this Agreement with respect to such Securities against payment of the purchase price contained in the Offer.

(e) In the event that (i) the Other Shareholder shall not have elected during the Offer Period to purchase all the Offered Securities or (ii) the Other Shareholder shall have failed to consummate a purchase of Securities with respect to which a Notice of Acceptance was given, the Prospective Seller shall not be obligated to sell any Offered Securities to the Other Shareholder and, subject to its obligations under Section 3.06 and 3.07, shall have the right to sell the Offered Securities (the “Unaccepted Securities”) to a Third Party or Third Parties so long as all the Unaccepted Securities are sold or otherwise disposed of by the Prospective Seller (A) within ninety (90) days after the expiration of the Offer Period or such longer period (up to the maximum period permitted by applicable Law) as would be required under the HSR Act or other applicable Law, and (B) at a price not less than the Offer Price included in the Offer Notice.

SECTION 3.06 Right of Last Look

(a) The provisions of this Section 3.06 shall survive the IPO.

(b) Following the end of the Restricted Period, except as provided for in Section 3.03(b), a Prospective Seller shall not consummate any Sale of Securities to a Third Party without offering in writing at least ten (10) Business Days prior to the consummation of the Sale of Securities, the Other Shareholder the right to acquire the Offered Securities for the purchase price set forth in this Section 3.06 and otherwise on the terms and conditions offered by the Third Party (the “Last Look Notice”). The Last Look Notice shall contain (i) the name and address of the Third Party and any Person who controls such Third Party, (ii) the proposed amount and form of consideration to be delivered by the Third Party in the transaction and a calculation of the purchase price applicable to the Other Shareholder, (iii) the material terms of such transaction, and (iv) the proposed closing date. The Other Shareholder shall have five (5) Business Days to notify the Prospective Seller of its intentions to purchase the Securities on the terms and conditions set forth above (the “Last Look Acceptance Notice”);

(c) To the extent that the Other Shareholder elects not to exercise its purchase right under this Section 3.06 or does not timely deliver a Last Look Acceptance Notice, the Prospective Seller shall be permitted to consummate its transaction with the Third Party not later than five (5) Business Days after the expiration of the period of time for the Other Shareholder to deliver the Last Look Acceptance Notice. Alternatively, if the Other Shareholder timely delivers the Last Look Acceptance Notice, the Other Shareholder must consummate the acquisition of Securities on or before the proposed closing date identified in the Last Look Notice.

SECTION 3.07 Tag-Along Rights

(a) The provisions of this Section 3.07 shall terminate upon the IPO.

(b)(i) Following the end of the Restricted Period, except as provided for in Section 3.03(b), no Prospective Seller shall sell any Offered Securities held by it, if such Offered Securities constitute more than 10% of the then

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Fully Diluted Shares, unless each Other Shareholder is provided the Offer Notice set forth in Section 3.05 and is offered the right and option to sell pursuant to such disposition up to the same percentage of Securities held by it as the percentage of Securities held by the Prospective Seller as the Prospective Seller proposes to sell.

(ii) The Other Shareholder desiring to exercise such option shall, prior to the expiration of the Offer Period, provide the Prospective Seller with a written notice specifying the number of Securities as to which such Other Shareholder (the “Tag-Along Offered Securities”) has an interest in selling pursuant to the Tag-Along Offer (a “Tag-Along Notice of Interest”), and shall cooperate in such manner as the Prospective Seller shall reasonably request to permit the sale of such Securities pursuant to the Tag-Along Offer.

(iii) If the Third Party is unwilling to buy all of the Offered Securities, then the allocation of the Securities to be sold in the Tag-Along Offer shall be made pro rata based on the number of Securities each Shareholder proposes to sell.

(iv) Promptly after the consummation of the Sale of Securities of the Prospective Seller and the Other Shareholder to the Third Party or Parties pursuant to the Tag-Along Offer, the Prospective Seller shall remit to the Other Shareholder the total sales price of the Securities of the Other Shareholder sold pursuant thereto less the pro rata portion (based on sales price of Securities being sold by the respective parties) of the out-of-pocket expenses (including reasonable legal expenses) incurred by the Prospective Seller in connection with such sale; provided, however, that the Other Shareholder shall not be liable for any such expenses in the event that such sale is not consummated.

(v) If at the end of the Offer Period the Other Shareholder shall not have given a Tag-Along Notice of Interest, the Other Shareholder shall be deemed to have waived its rights under this Section 3.07 with respect to the sale pursuant to the Tag-Along Offer with respect to which a Tag-Along Notice of Interest shall not have been given.

(vi) If, at the end of the twenty (20)-day period following the giving of the Offer Notice (or such later date as is required under the HSR Act or other applicable Law), the Prospective Seller has not completed the sale of all the Tag-Along Offered Securities made available to the Prospective Seller pursuant to Section 3.07(b)(ii), the Prospective Seller shall return to the Other Shareholder all certificates and documents provided to the Prospective Seller by the Other Shareholder pursuant to Section 3.07(b)(ii); provided, however, that the Prospective Seller shall not be relieved of its obligation to sell the Securities of the Other Shareholder in the event that such sale is ultimately completed with such Third Party or Parties.

(vii) Except as expressly provided in this Section 3.07, no Prospective Seller shall have any obligation to the Other Shareholder with respect to the sale of any Securities held by the Other Shareholder in connection with this Section 3.07. No Other Shareholder shall be entitled to sell and transfer Securities directly to any Third Party pursuant to a Tag-Along Offer (it being understood that all such sales shall be made only on the terms and pursuant to the procedures set forth in this Section 3.07).

SECTION 3.08 Drag-Along Rights

(a) The provisions of this Section 3.08 shall terminate upon the IPO.

(b) Following the end of the Restricted Period, except as provided for in Section 3.03(b), in the event that any Shareholder that, together with its Permitted Transferees, holds at least 75% of the Fully Diluted Shares (the “Dragging-Along Shareholder”) proposes to sell all of its Securities in a bona fide transaction to a Third Party, then the Dragging-Along Shareholder shall have the unconditional right to effect the sale of all (but not less than all) of such Securities in either a private or public sale, at the option of the Dragging-Along Shareholder (such transaction, the “Drag-Along Transaction”). In such event, the Dragging-Along Shareholder may, at its option, require the other Shareholder (the “Dragged-Along Shareholder”) to sell all of the Securities then held by or registered in the names of such Dragged-Along Shareholder and its Permitted Transferees (“Drag-Along Offered Securities”) to the Third Party or Parties in the Drag-Along Transaction for the same consideration and otherwise on the same terms and conditions upon which the Dragging-Along Shareholder sells its Securities, subject to

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Section 3.08(f). Each Shareholder hereby agrees that it will vote in favor of (or execute any written resolutions with respect to) any transaction required by this Section 3.08(b) and to take such further actions as may be reasonably required to effect such transaction, in each case, to the extent not consistent with this Agreement. In the event of a Drag-Along Transaction, none of the provisions of Sections 3.02(b)(i) and (b)(iii), 3.05, 3.06, and 3.07 shall apply.

(c) The Dragging-Along Shareholder shall provide a written notice (the “Drag-Along Notice”) of such Drag-Along Transaction (the “Drag-Along Offer”) to the Dragged-Along Shareholder not later than thirty (30) days prior to the consummation of the sale contemplated by the Drag-Along Offer. The Drag-Along Notice shall contain written notice of the exercise of the Dragging-Along Shareholder’s rights pursuant to Section 3.08(b), and shall identify the Third Party or Parties making the Drag-Along Offer, the consideration offered per Share and all other material terms and conditions of the Drag-Along Offer. Within twenty (20) days following the date the Drag-Along Notice is given, the Dragged-Along Shareholder shall cooperate in such manner as the Dragging-Along Shareholder shall reasonably request to permit the sale of the Securities requested from each such Dragged-Along Shareholder pursuant to the Drag-Along Offer, and shall enter into a sale agreement with respect to the sale of the Securities of the Dragging-Along Shareholder and the Dragged-Along Shareholder pursuant to the Drag-Along Offer and shall reasonably cooperate in the transfer of these Securities to the relevant Third Party; provided, however, that the Dragged-Along Shareholder shall not be required to make any representations and warranties in such sale agreement other than with respect to the Dragged-Along Shareholder’s authority to enter into the sale agreement and ownership of the Securities to be sold by the Dragged-Along Shareholder. The Company shall in connection with the transfer of the relevant Securities to the relevant Third Party request the Board to adopt a resolution to grant the approval for such transfer of Securities pursuant to the Memorandum and Articles of Association.

(d) Promptly after the consummation of the sale of Securities pursuant to the Drag-Along Offer and receipt of consideration therefor, the Dragging-Along Shareholder shall remit to the Dragged-Along Shareholder the sales proceeds received by the Dragging-Along Shareholders of the Securities of such Dragged-Along Shareholder sold pursuant thereto less a pro rata portion of the out-of-pocket expenses (including reasonable legal expenses) incurred by the Dragging-Along Shareholder in connection with such sale; provided, however, that the Dragged-Along Shareholder shall not be liable for any such expenses in the event that such sale is not consummated.

(e) If, at the end of the sixty (60)-day period following the giving of the Drag-Along Notice, the Dragging-Along Shareholder has not completed the sale of all its Securities and the Securities of the Dragged-Along Shareholder pursuant to Section 3.08(b), the Dragging-Along Shareholder shall return to the Dragged-Along Shareholder such documents as it shall reasonably request, and the Dragged-Along Shareholder shall no longer be obligated to cooperate in such sale and transfer pursuant to Section 3.08(b) with respect to such Drag-Along Offer.

(f) Except as expressly provided in Section 3.08(d), the Dragging-Along Shareholder shall have no obligation to the Dragged-Along Shareholder with respect to the contemplated sale of any Securities held by such Dragged-Along Shareholder in connection with this Section 3.08. The Dragging-Along Shareholder shall have no obligation to the Dragged-Along Shareholder to sell and transfer any Drag-Along Offered Securities pursuant to this Section 3.08 or as a result of any decision by the Dragging-Along Shareholder not to accept or consummate any Drag-Along Offer (it being understood that any and all such decisions shall be made by the Dragging-Along Shareholder in its sole discretion). No Dragged-Along Shareholder shall be entitled to sell and transfer Securities directly to any Third Party pursuant to a Drag-Along Offer (it being understood that all such sales shall be made only on the terms and pursuant to the procedures set forth in this Section 3.08).

(g) Upon the consummation of a Drag-Along Transaction, all of the holders of the Securities shall receive the same form and amount of consideration per Security, respectively, taking into account and giving effect to any accrued interest, conversion ratios, liquidation preference and other provisions relating to the nature of

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consideration, to which the holders of Securities are entitled in accordance with the terms thereof in effect immediately prior to the Drag-Along Transaction, and if any holders of Preferred Shares or Ordinary Shares are given an option as to the form and amount of consideration to be received, all holders shall be given the same option. In addition, such Shareholder shall not be required to accept consideration in a Drag-Along Transaction other than cash and/or freely-tradable equity securities registered under the Exchange Act and listed on the New York Stock Exchange or NASDAQ Stock Market and/or any other securities exchange or automated quotation system of similar caliber in the United States or elsewhere.

SECTION 3.09 Certain Persons to Execute Agreement

(a) Each Shareholder agrees that it will not, directly or indirectly, make any Sale of Securities to any Permitted Transferee or otherwise unless, prior to the consummation of any such Sale of Securities, the Person to whom such Sale of Securities is proposed to be made (a “Prospective Transferee”) executes and delivers to FoundryCo and each Shareholder an agreement in the form attached hereto as Exhibit A whereby such Prospective Transferee confirms that, with respect to the Securities that are the subject of such Sale of Securities, it shall be deemed to be a “Shareholder” for all purposes of this Agreement and agrees to be bound by all the terms of this Agreement as a “Shareholder”; provided, however, that such Prospective Transferee shall not be entitled to the benefits of this Agreement until such time as such Sale of Securities to such Person has been completed.

(b) The provisions of this Section 3.09 shall not apply to any Sale of Securities pursuant to a Public Offering or, following the IPO, pursuant to an offering exempt from registration pursuant to Rule 144 under the Securities Act, or similar non-U.S. applicable Law (each such Sale of Securities, a “Public Sale”).

SECTION 3.10 Equivalent Rights

The Shareholders acknowledge that the Board may determine that it is in the best interests of FoundryCo to effect its IPO on a securities exchange located outside of the United States. The Shareholders and FoundryCo agree that prior to any such IPO each of them shall use their commercially reasonable efforts to amend this Agreement as may be necessary to ensure that the rights of the Shareholders with respect to any Public Offerings in and following the IPO and the sale of Securities in any such Public Offerings are at least equivalent to the rights set forth in this Agreement in respect of sales of Securities in the United States.

SECTION 3.11 Put and Call Options; Fair Market Valuation

(a) Unless otherwise agreed by the Parties, in the event that a Shareholder’s option pursuant to the terms of this Agreement or the Funding Agreement is triggered (i) to put any or all of the Securities held by such Shareholder and its Permitted Transferees to the other Shareholder, or (ii) to purchase any or all of the Securities held by the other Shareholder and its Permitted Transferees, such Shareholder shall have thirty (30) days from the date that it receives notification of the triggering event by the other Shareholder to deliver a written notice (the “Election Notice”) to the other Shareholder electing to exercise such put or call option, as appropriate, and if not so exercised within such thirty (30)-day period, such option shall lapse.

(b) Each Shareholder hereby covenants and agrees that where the provisions of this Agreement and the Funding Agreement indicate that the “Fair Market Value” of the Shares of FoundryCo is to be determined, such Shareholder will take all actions reasonably necessary to determine the Fair Market Value of such Shares in accordance with this Section 3.11(b).

(i) The Shareholder wishing to exercise its put or call option pursuant to Section 3.11(a) shall designate an investment banking firm of recognized international standing within fifteen (15) days of the date of the delivery of the Election Notice to determine the Fair Market Value of such Shares. The other Shareholder shall also designate an investment banking firm of recognized international standing within the same time

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period. Within thirty (30) days after appointment of both investment banking firms, each investment banking firm shall determine its initial view as to the Fair Market Value of such Shares and shall consult with one another with respect thereto. Within forty-five (45) days after appointment of both investment banking firms, each investment banking firm shall have determined its final view as to the Fair Market Value of such Shares and shall have delivered such final view to the Shareholders.

(ii) If the difference between the higher of the respective final views of the two investment banking firms and the lower of the respective final views of the two investment banking firms is less than 10% of the higher Fair Market Value, then the Fair Market Value determined shall be the average of those two views.

(iii) If the difference between the higher Fair Market Value and the lower Fair Market Value is equal to or greater than 10%, then the Shareholders shall instruct the investment banking firms to jointly designate a third investment banking firm of recognized international standing (the “Mutually Designated Appraiser”). The Mutually Designated Appraiser shall be designated within ten (10) days after the delivery of the final views of the investment banking firms pursuant to Section 3.11(b)(i) and shall within fifteen (15) days of such designation determine its final view as to the Fair Market Value. The final Fair Market Value determination shall be the Fair Market Value of the Mutually Designated Appraiser.

(iv) Notwithstanding the foregoing, in the event a Shareholder does not appoint an investment banking firm within the time periods specified above, such Shareholder shall have waived its rights to appoint an investment firm and determination of the Fair Market Value shall be made solely by the Shareholder who did appoint an investment banking firm.

(c) FoundryCo shall provide reasonable access to each of the designated investment banking firms to members of management of FoundryCo and its Subsidiaries and to the books and records of FoundryCo and its Subsidiaries in order to allow such investment banking firms to conduct due diligence examinations in scope and duration as are customary in valuations of this kind. Each of the Shareholders and any Permitted Transferees agree to cooperate with each of the investment banking firms to provide such information as may be reasonably requested. Costs of the appraisals shall be borne equally by the Shareholders.

ARTICLE IV

BOOKS AND RECORDS; FINANCIAL STATEMENTS

SECTION 4.01 Books and Records; Financial Statements

(a) At all times during the continuance of FoundryCo, FoundryCo shall prepare and maintain separate books of account for FoundryCo that shall show a true and accurate record of all assets, all liabilities, all equity, all investments by owners, all distributions to owners, all comprehensive income, all revenues, all expenses, all gains and all losses, pertaining to FoundryCo or any of its Subsidiaries in accordance with GAAP consistently applied. Such books of account, together with a certified copy of this Agreement and of the constituent documents of FoundryCo, shall at all times be maintained at the principal place of business of FoundryCo. The books of account and the records of FoundryCo shall be examined by and reported upon as of the end of each fiscal year by an internationally recognized independent registered public accounting firm (the “Auditors”). For such period as Discovery is required to consolidate the financial results of FoundryCo, the Auditors shall be the same independent registered public accounting firm that audits Discovery’s consolidated financial statements. Thereafter, the Auditors shall be nominated by Oyster. Each Shareholder shall, regarding the appointment of the Auditors, vote its shares in accordance with the proposal of the Board pursuant to the foregoing sentence.

(b) For as long as Discovery is required to consolidate the financial results of FoundryCo, the following financial information, in reasonable detail and prepared in accordance with GAAP, shall be transmitted by FoundryCo to Discovery (with a copy to Oyster) to permit Discovery to timely consolidate FoundryCo’s results

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into Discovery’s consolidated financial statements and to prepare for its quarterly earnings releases and United States Securities and Exchange Commission (“SEC”) regulatory filings at the times hereinafter set forth:

(i) Within four (4) Business Days after the end of each fiscal month (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), the following unaudited financial data:

(A) the consolidated balance sheet and statement of shareholders’ equity of FoundryCo and its Subsidiaries as of the end of such fiscal month;

(B) a consolidated statement of operations for FoundryCo and its Subsidiaries for such fiscal month; and

(C) inventory and other sub-ledger information, including inventory unit quantities, standard costs, product attributes, and reserve calculations for such fiscal month as they pertain to Discovery. Inventory and other sub-ledger information with respect to FoundryCo’s customers other than Discovery shall be provided on an aggregated basis at the level necessary for Discovery to comply with applicable SEC rules and regulations, GAAP and the reasonable requirements of Discovery’s auditors.

(ii) Within seven (7) Business Days after the end of each fiscal month (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), relevant cash flow data for FoundryCo and its Subsidiaries for such fiscal month.

(iii) As soon as available and in any event within six (6) Business Days after the end of each fiscal quarter (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), relevant information as may reasonably be requested by Discovery necessary for Discovery to prepare and discuss its quarterly earnings press release in a manner consistent with Discovery’s prior practices and disclosures.

(iv) As soon as available and in any event within twelve (12) Business Days after the end of each fiscal quarter (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), financial and operating data and analysis, including aggregate contractual cash obligations and aggregate unconditional purchase commitments (in each case, without disclosing the individual names, cost or pricing information for any of FoundryCo’s customers, vendors or accounts, unless Discovery is required to disclose such information by SEC rules and regulations), necessary for Discovery to prepare its Form 10-Q in compliance with SEC rules and regulations.

(v) As soon as available and in any event within sixteen (16) Business Days after the end of each fiscal year (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), financial and operating data and analysis, including aggregate contractual cash obligations and aggregate unconditional purchase commitments (in each case, without disclosing the individual names, cost or pricing information for any of FoundryCo’s customers, vendors or accounts, unless Discovery is required to disclose such information by SEC rules and regulations), necessary for Discovery to prepare its Form 10-K in compliance with SEC rules and regulations.

(vi) Other data and representations as may be necessary to allow Discovery to timely comply with SEC rules and regulations, GAAP and the reasonable requirements of Discovery’s auditors; provided, however, that FoundryCo shall not be obligated to provide to Discovery the individual names, cost or pricing information for any of FoundryCo’s customers, vendors or accounts, unless Discovery is required to disclose such information by SEC rules and regulations.

(c) For as long as Discovery is required to consolidate the financial results of FoundryCo, FoundryCo shall provide financial data and assist in the quarterly review and the annual integrated financial statement audit work

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performed by Discovery’s auditors under the Sarbanes-Oxley Act of 2002 (“SOX”), including the assistance and information needed for Discovery’s management representations to Discovery’s auditors, and to the extent applicable, by Discovery’s internal audit team, based on Discovery’s reasonable timeframes and requests; provided, however, that FoundryCo shall not be obligated to provide to Discovery the individual names, cost or pricing information for any of FoundryCo’s customers, vendors or accounts, unless such information is necessary for Discovery to complete its assessment of its internal control over financial reporting as required by SOX.

(d) For as long as Discovery is required to consolidate the financial results of FoundryCo, the fiscal quarters and fiscal years of FoundryCo and its Subsidiaries shall end on the same days on which the fiscal quarters and fiscal years of Discovery end.

(e) As soon as available and in any event within sixty (60) days after the end of fiscal year 2009, FoundryCo shall provide Oyster the following financial information, examined by and reported upon by the Auditors and prepared in accordance with IFRS, on the basis of converting from GAAP to IFRS, taking into consideration the material differences between GAAP and IFRS and consistent with Oyster’s IFRS accounting policies (it being understood that FoundryCo, and not the Auditors, shall ensure that such financial information is consistent with Oyster’s IFRS accounting policies):

(i) the consolidated balance sheet of FoundryCo and its Subsidiaries as of the close of such fiscal year;

(ii) at Oyster’s election, either the consolidated statement of shareholders’ equity or the consolidated statement of recognized income and expense of FoundryCo and its Subsidiaries as of the close of such fiscal year;

(iii) a consolidated statement of operations for FoundryCo and its Subsidiaries for such fiscal year;

(iv) a consolidated statement of cash flows for FoundryCo and its Subsidiaries for such fiscal year; and

(v) other data and representations as may be necessary to allow Oyster to timely comply with applicable accounting rules and regulations, including any financial information requirements of the Government of Abu Dhabi Audit Authority or similar Governmental Authority, IFRS and the reasonable requirements of Oyster’s auditors (it being understood that such other data may not be examined by the Auditors).

(f) Starting with fiscal year 2010 and for as long as Oyster is required to record FoundryCo’s financial results into Oyster’s books in accordance with IFRS, FoundryCo shall provide Oyster the following financial information examined by and reported upon by the Auditors at the times hereinafter set forth:

(i) As soon as available and in any event within sixty (60) days after the end of each fiscal year, the following financial statements, prepared in accordance with IFRS and consistent with Oyster’s IFRS accounting policies (it being understood that FoundryCo, and not the Auditors, shall ensure that such financial information is consistent with Oyster’s IFRS accounting policies):

(A) the consolidated balance sheet of FoundryCo and its Subsidiaries as of the close of such fiscal year;

(B) at Oyster’s election, either the consolidated statement of shareholders’ equity or the consolidated statement of recognized income and expense of FoundryCo and its Subsidiaries as of the close of such fiscal year;

(C) a consolidated statement of operations for FoundryCo and its Subsidiaries for such fiscal year;

(D) a consolidated statement of cash flows for FoundryCo and its Subsidiaries for such fiscal year; and

(E) other data and representations as may be necessary to allow Oyster to timely comply with applicable accounting rules and regulations, including any financial information requirements of the

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Government of Abu Dhabi Audit Authority or similar Governmental Authority, IFRS and the reasonable requirements of Oyster’s auditors (it being understood that such other data may not be examined by the Auditors).

(g) For as long as Discovery is required to use the equity method of accounting to account for FoundryCo’s financial results, the following financial information, in reasonable detail and prepared in accordance with GAAP, shall be transmitted by FoundryCo to Discovery (with a copy to Oyster) to permit Discovery to timely account for its share of FoundryCo’s operating results and to prepare for its quarterly earnings releases and regulatory filings:

(i) As soon as available and in any event within six (6) Business Days after the end of each fiscal quarter (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), relevant information as may reasonably be requested by Discovery necessary for Discovery to record its share of FoundryCo’s operating results and to prepare and discuss its quarterly earnings press release in a manner consistent with Discovery’s prior practices and disclosures.

(ii) As soon as available and in any event within sixteen (16) Business Days after the end of each fiscal quarter (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), FoundryCo’s summary balance sheet and income statement for such fiscal quarter, and other financial disclosures necessary for the preparation of Discovery’s Form 10-Q in compliance with SEC rules and regulations;

(iii) As soon as available and in any event within twenty (20) Business Days after the end of each fiscal year (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), FoundryCo’s summary balance sheet and income statement for such fiscal year, and other financial disclosures necessary for the preparation of Discovery’s Form 10-K in compliance with SEC rules and regulations;

(iv) Other data and representations as may be necessary to allow Discovery to timely comply with SEC rules and regulations, GAAP and the reasonable requirements of Discovery’s auditors; provided, however, that FoundryCo shall not be obligated to provide to Discovery the individual names, cost or pricing information for any of FoundryCo’s customers, vendors or accounts, unless Discovery is required to disclose such information by SEC rules and regulations;

(v) As soon as available and in any event within thirty-two (32) Business Days after the end of each fiscal year (or such longer time as the Shareholders and FoundryCo may agree to account for system changes or other events that may affect FoundryCo’s ability to close its books within this time period), the following financial statements prepared in accordance with SEC Regulation S-X, examined by and reported upon by the Auditors:

(A) the consolidated balance sheet and statement of shareholders’ equity of FoundryCo and its Subsidiaries as of the close of such fiscal year;

(B) a consolidated statement of operations for FoundryCo and its Subsidiaries for such fiscal year;

(C) a consolidated statement of cash flows for FoundryCo and its Subsidiaries for such fiscal year; and

(D) relevant footnotes as required by SEC Regulation S-X.

The Shareholders acknowledge that the audited annual financial statements set forth in (v) above may be attached as an exhibit to Discovery’s Form 10-K, as required by the SEC rules and regulations for unconsolidated significant equity investees.

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(h) The following financial information, in reasonable detail, shall be transmitted by FoundryCo to each member of the Board and each Shareholder at the times hereinafter set forth:

(i) As soon as available and in any event within thirty (30) days after the end of each fiscal quarter, the Cumulative Revenue and Cumulative Gross Margin (each as defined in the Funding Agreement);

(ii) The proposed Annual Business Plan for the next fiscal year in accordance with the schedule set forth in the Funding Agreement;

(iii) As soon as available and in any event within three (3) weeks of the end of each fiscal month, monthly accounts and progress reports in a form acceptable to Discovery and Oyster, with comparisons against the projected monthly results set forth in the most recent Annual Business Plan;

(iv) Prompt notification of material developments including events that FoundryCo would be required to disclose under Form 8-K of the Exchange Act had FoundryCo been subject to the reporting requirements of the Exchange Act; and

(v) Such other information as is reasonably requested by any Shareholder.

(i) (i) Each of Discovery and Oyster and their respective representatives may, for purposes reasonably related to their interests in FoundryCo, (A) examine and copy (at each Party’s own cost and expense) the books and records of FoundryCo, including the documents referred to in Sections 4.01(b)-(h), and (B) have reasonable access, during normal business hours, to FoundryCo’s management, employees, plans, properties and other assets to conduct due diligence and other reasonable investigations (including environmental assessments) regarding FoundryCo’s business and the FoundryCo Assets (at each Party’s own cost and expense), and FoundryCo shall reasonably cooperate with each of Discovery and Oyster in such due diligence and investigations. Notwithstanding anything to the contrary provided in this Section 4.01, FoundryCo shall have the right to withhold certain customers’ sensitive information from Discovery and the Discovery appointees to the Board shall recuse themselves from any discussion of such information at any Board meetings, if such request is made by a third party customer of FoundryCo.

(ii) For such period as the Auditors shall also be the auditors of the consolidated financial statements of Discovery, Oyster and its representatives (including separate independent accountants) shall have the right to perform (at FoundryCo’s expense, upon reasonable request by Oyster, and during normal business hours), Oyster’s own (A) annual audit of FoundryCo and any of its consolidated Subsidiaries’ books and records, accounting policies, internal controls processes, and other information relevant to the FoundryCo financial statements, including the documents referred to in Sections 4.01(b)-(h), and (B) quarterly review of the Auditors’ workpapers, which shall be provided subject to applicable auditing and professional standards (it being understood that FoundryCo shall provide its consent for the Auditors to reasonably cooperate with respect to such review). Oyster may request the Auditors to, and the Auditors reasonably shall, provide all such requested information either verbally or in writing, at Oyster’s option, and make themselves available during normal business hours to address questions related to the Auditors’ workpapers, subject to applicable auditing and professional standards. In addition, Oyster shall have the right to audit or review any transaction involving FoundryCo and any of its consolidated Subsidiaries and to review policies and position papers in connection with such transaction, and to review original documents supporting such transaction (including purchase orders, invoices and signed agreements), in each case as reasonably deemed necessary and appropriate by Oyster or its representatives in order to perform such audit or review. In connection with such audit or review, FoundryCo agrees that it will reasonably cooperate and cause its Subsidiaries to reasonably cooperate with Oyster and its representatives to provide all such requested information either verbally or in writing, at Oyster’s option, and to make available during normal business hours FoundryCo’s and its Subsidiaries’ management and employees, in each case as reasonably deemed necessary and appropriate by Oyster or its representatives in order to perform such audit or review.

(iii) FoundryCo shall make its management and employees and its business records and other documents (including the business records and documents of its management and employees) available to

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each of Discovery and Oyster promptly upon request in connection with any litigation or investigation in which either Discovery or Oyster is involved, including making those individuals available for interviews, depositions, written declarations or testimony. Each and every FoundryCo employee that, prior to Closing, was subject to any Discovery or Oyster document preservation notice shall continue to remain subject to such notice. For each and every FoundryCo document that, prior to Closing, was subject to any Discovery or Oyster document preservation notice, FoundryCo shall continue to retain and preserve the affected records until the expiration of such notice. Discovery or Oyster, as the case may be, shall notify FoundryCo promptly of the termination of any such notice.

(j) Discovery’s rights under Sections 4.01(h), (i)(i) and (i)(ii) shall terminate upon the later of (i) the termination of the Wafer Supply Agreement and (ii) upon such time that Discovery owns less than 10% of the Fully Diluted Shares. Oyster’s rights under Sections 4.01(h), (i)(i) and (i)(ii) shall terminate upon such time that Oyster owns less than 10% of the Fully Diluted Shares.

ARTICLE V

OTHER AGREEMENTS

SECTION 5.01 Discovery Change of Control Transaction

In the event of a Discovery Change of Control Transaction without Oyster’s prior written consent,

(a) Discovery shall promptly notify Oyster in writing thereof, setting forth the date and circumstances of the Discovery Change of Control Transaction and the identity of the Third Party that has acquired control of Discovery;

(b) all transfer restrictions set forth herein shall cease to be applicable with respect to all Securities held by Oyster and its Permitted Transferees; provided, however, that the restrictions on transfer set forth in Section 3.02(b)(ii) shall remain applicable;

(c) if the Discovery Change of Control Transaction occurs prior to the IPO, Oyster shall have the right (x) to require FoundryCo to consummate the IPO and (y) to register the number of Securities held by Oyster and its Permitted Transferees in connection with the IPO. Upon such request, each Shareholder shall vote all Shares for which such Shareholder is the registered holder or for which such Shareholder shall otherwise have the ability to control or direct the voting thereof, in favor of such matters as are necessary for approval of the shareholders of FoundryCo to effect the IPO, and FoundryCo shall be obligated to file and have declared effective a Registration Statement under the Securities Act (the “Registration Statement”) as promptly as practicable following receipt of notice from Oyster of its intention to exercise its IPO demand (the “IPO Demand Request”) pursuant to this Section 5.01(c). In the event of an IPO pursuant to this Section 5.01(c), at Oyster’s election, any Securities to be included on behalf of Oyster and its Permitted Transferees in the IPO shall be given first priority, including for the avoidance of doubt, priority over any Securities to be included on behalf of FoundryCo, Discovery and its Permitted Transferees, other Shareholders and any employees of FoundryCo or any of its Subsidiaries;

(d)(A) Oyster shall have the right to put, in accordance with Section 3.11, any or all of the Securities (valued at their Fair Market Value) held by Oyster and its Permitted Transferees to Discovery in exchange for cash, if the announcement of a Discovery Change of Control Transaction occurs during the 24-month period commencing on the date hereof; or (B) if the Discovery Change of Control Transaction occurs after the Reconciliation Event, Oyster shall have the option to purchase in cash, in accordance with Section 3.11, any or all Securities (valued at their Fair Market Value) held by Discovery and its Permitted Transferees;

(e) Until the end of 2013, as long as Oyster continues to own Securities, Oyster shall have the right to require Discovery or the counterparty to the Discovery Change of Control Transaction, at Oyster’s election, to

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assume such portion of Oyster’s funding commitment under the Funding Agreement based on the percentage of Fully Diluted Shares held by Discovery on each “Funding Date” thereunder; provided, however, that any such counterparty shall guarantee such commitment if it does not directly assume it; and

(f) as long as Oyster continues to own Securities, Oyster shall have the right to require the counterparty to the Discovery Change of Control Transaction to guarantee all of Discovery’s obligations under the Transaction Documents, including Discovery’s MPU exclusivity commitments and Discovery’s commitments to purchase minimum GPU volumes under the Wafer Supply Agreement.

SECTION 5.02 New Investors to Execute Agreement Regarding Restrictions

FoundryCo shall not, and the Board shall not adopt any resolution to, at any time prior to the IPO, issue any Securities, or resell any Securities held in its treasury, or issue or resell any security convertible or exchangeable into Securities, unless, prior to the consummation of any such issuance or Sale of Securities, each Person to whom such security is proposed to be issued or sold executes and delivers an agreement, in a form reasonably acceptable to Oyster and Discovery, to FoundryCo and each Shareholder, whereby such Person confirms that, with respect to the Securities that are the subject of such Sale of Securities, it shall be deemed to be a “Shareholder” for the purposes of this Agreement and agrees to be bound by all such provisions and any other provisions reasonably required by Oyster and Discovery.

SECTION 5.03 Further Assurances

Unless otherwise specified herein, each of the Parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated pursuant to this Agreement.

SECTION 5.04 Confidential Information

(a) Each Shareholder (a “Restricted Party”) (i) shall, and shall cause its officers, directors, employees, attorneys, accountants, auditors and agents, to the extent such Persons have received any Confidential Information (as defined herein) (collectively “Representatives”) and its Affiliates and their Representatives, to the extent such Persons have received any Confidential Information, to maintain in strictest confidence any and all confidential information relating to FoundryCo, the other Shareholders, or any of their respective Subsidiaries that is proprietary to FoundryCo, the other Shareholders, or any of their respective Subsidiaries as applicable, or otherwise not available to the general public, including, but not limited to, information about properties, employees, finances, businesses and operations of FoundryCo, the other Shareholders, or any of their respective Subsidiaries and all notes, analyses, compilations, studies, forecasts, interpretations or other documents prepared by a receiving Shareholder or its Representatives which contain, reflect or are based upon, in whole or in part, the information furnished to or acquired by such Shareholder (“Confidential Information”) and (ii) shall not disclose, and shall cause its Representatives, any members of the Board appointed by such Shareholder and their Representatives not to disclose, Confidential Information to any Person other than to the other Shareholders, FoundryCo and their respective Subsidiaries (including the agents, employees and attorneys thereof and the members of the Board appointed by such other Shareholders), except only to the extent such disclosure is required by applicable Law, SEC rules and regulations or legal process (including pursuant to any listing agreement with, or the rules or regulations of, any national securities exchange on which any securities of such Shareholder (or any Affiliate thereof) are listed or traded) in which event the Shareholder making such disclosure or whose Affiliates or Representatives are making such disclosure shall so notify the other Shareholders as promptly as practicable (and, if possible, prior to making such disclosure) and shall seek confidential treatment of such information if reasonably requested.

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(b) Notwithstanding Section 5.04(a):

(i) Any Restricted Party or any Representative thereof may disclose any Confidential Information for bona fide business purposes on a strict “need to know” basis to its Affiliates, its board of directors (or equivalent governing body), its Representatives and its lenders, provided, however, that in each such case each such Person is bound by a legal duty to or otherwise agrees to keep such Confidential Information confidential in the manner set forth in this Section 5.04.

(ii) The provisions of Section 5.04(a) shall not apply to, and Confidential Information shall not include:

(A) any information that is or has become generally available to the public other than as a result of a disclosure by any Restricted Party or any Affiliate or Representative thereof in breach of any of the provisions of this Section 5.04;

(B) any information that has been independently developed by such Restricted Party (or any Affiliate thereof) without violating any of the provisions of this Agreement or any other similar contract to which such Restricted Party, or any Affiliate thereof or their respective Representatives, is bound;

(C) any information made available to such Restricted Party (or any Affiliate thereof), on a non-confidential basis by any third party who is not prohibited from disclosing such information to such Shareholder by a legal, contractual or fiduciary obligation to any other Shareholder or any of its Representatives; or

(D) any information already possessed by such Restricted Party (or any Affiliate thereof) and not obtained pursuant or subject to a confidentiality agreement.

(c) Except as otherwise provided for in this Section 5.04, Confidential Information received hereunder shall be used by each Shareholder and its Affiliates solely for use in connection with such Shareholder’s investment in FoundryCo and with respect to FoundryCo and its Subsidiaries.

(d) The obligations of each Shareholder under this Section 5.04 shall survive for as long as such Party remains a Shareholder, respectively, and for two years after such Shareholder ceases to be a Shareholder, notwithstanding such Shareholder’s Sale of Securities, and/or any Person ceasing to be an Affiliate of such Shareholder.

SECTION 5.05 Directors’ and Officers’ Liability Insurance and Indemnification Agreements

FoundryCo shall purchase and maintain directors and officers insurance in an amount equal to not less than $25 million prior to the IPO and $50 million immediately following the IPO, and the members of the Board and of any similar governing bodies of any Subsidiaries of FoundryCo appointed or designated by the Shareholders shall each be named as covered insureds thereunder. FoundryCo shall maintain the insurance contemplated hereby in effect from the date hereof until six (6) years from the last date upon which any member of the Board nominated by any of the Shareholders held office on the Board. In addition, FoundryCo shall enter into indemnification agreements with each member of the Board, in the form of Exhibit B or in such other form as is approved by the Board. In the event FoundryCo or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of the properties and assets of FoundryCo and its Subsidiaries taken as a whole to any person, then, and in each such case, proper provision shall be made so that the successors and assigns of FoundryCo shall assume the obligations set forth in this Section 5.05.

SECTION 5.06 Export Controls

(a) FoundryCo shall comply with all applicable export laws, registrations, international treaties or orders in effect on the date of the Agreement and as may be amended from time to time, including, but not limited to, all

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such laws, registrations and treaties applicable to the export of goods and services from one country to another. Without limiting the foregoing, FoundryCo shall not export or transfer any product, exchange, supply, disclose or provide access to any technical data, or otherwise provide any service contrary to the applicable laws and regulations of the United States, or to any country, entity or other party which is ineligible to receive such items under U.S. laws and regulations, including regulations of the U.S. Department of Commerce (the Export Administration Regulations at 15 C.F.R. Pts. 730 to 774), U.S. Department of State (the International Traffic in Arms Regulations at 22 C.F.R. Pts. 120-130), or the U.S. Department of the Treasury (the trade sanctions regulations at 31 C.F.R. Pts. 500 to 598).

(b) FoundryCo shall adopt a written policy for compliance with applicable U.S. export control and foreign trade control laws in the form of Exhibit C.

SECTION 5.07 Rights to Purchase New Shares

(a) The provisions of this Section 5.07 shall terminate upon the IPO.

(b) At any time, in the event that FoundryCo proposes to issue new Shares to a Person, each of Discovery and Oyster shall have the right to purchase, in lieu of any Person to whom FoundryCo proposed to issue such new Shares, in accordance with paragraph (c) below, a number of new Shares equal to the product of (i) the total number of new Shares which FoundryCo proposes to issue at such time and (ii) a fraction, the numerator of which shall be the total number of Fully Diluted Shares which such Shareholder owns at such time and the denominator of which shall be the total number of Fully Diluted Shares then Outstanding at the purchase price set forth in the Notice of Issuance; provided, however, that, prior to the Reconciliation Event, to the extent the issuance of any such Shares to Oyster or its designee(s) would cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement, FoundryCo shall instead issue to Oyster or its designee(s) Additional Convertible Notes in an aggregate principal amount equal to the aggregate purchase price for such Shares that would have been issued to Oyster or its designees but for this proviso. The rights given by FoundryCo under this Section 5.07 shall terminate if unexercised within thirty (30) days after receipt of the Notice of Issuance referred to in paragraph (c) below.

(c) In the event that FoundryCo proposes to undertake an issuance of new Shares to a Person, FoundryCo shall give written notice (a “Notice of Issuance”) of its intention to each of Discovery and Oyster, describing all material terms of the new Shares and the purchase price. Each of Discovery and Oyster shall have thirty (30) days from the Notice of Issuance to agree to purchase all or a portion of its pro rata share of such new Shares (as determined pursuant to paragraph (b) above) for the same consideration.

(d) If either or both of Discovery and Oyster elect to purchase any new Shares to be issued by FoundryCo, each such Shareholder electing to purchase the new Shares to be issued by FoundryCo shall select a date not later than twenty (20) days (or longer if required by applicable Law) after the expiration of the thirty (30)-day notice period referenced in paragraph (c) for the issue of the new Shares. Any new Shares not elected to be purchased by Discovery or Oyster may be sold by FoundryCo to the Person to which FoundryCo intended to sell such new Shares on terms and conditions no less favorable to FoundryCo than those offered to Discovery and Oyster.

(e) Notwithstanding anything to the contrary contained herein, the right to purchase new Shares pursuant to this Section 5.07 shall not apply to (i) the issuance of any equity-based awards (and the underlying Shares) under any Incentive Plan, (ii) the issuance of any Shares pursuant to the conversion or exchange of any outstanding Securities of FoundryCo, or (iii) the issuance of any Shares pursuant to the terms of the Funding Agreement.

SECTION 5.08 Intel Patent Cross License Agreement

Discovery may not amend, supplement, modify, terminate or extend the Intel Patent Cross License Agreement (as it exists at Closing) in any way adverse to the current rights of FoundryCo, without the prior written consent of FoundryCo.

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SECTION 5.09 Fab Build-Outs

The Parties agree to use their commercially reasonable efforts with respect to the commitments relating to fab build-outs set forth on Exhibit D.

ARTICLE VI

DEADLOCK

SECTION 6.01 Deadlock Resolution Efforts

(a) All matters within the scope of the Funding Agreement requiring Board or Shareholder action shall be resolved in accordance with the deadlock provisions set forth therein.

(b) With respect to all other matters requiring Board action hereunder, if a matter properly submitted to the Board fails to be resolved by the Board, then during the twenty-one (21) day period following such deadlock, the Board shall seek in good faith to hold at least three (3) additional meetings in an attempt to resolve such deadlock. The additional meetings shall be held at the time and place (including by telephonic conference) agreed to by the members of the Board. If after such twenty-one (21) day period such deadlock shall not have been resolved, then the Board shall submit the specific items that are the subject of such deadlock to Discovery and Oyster, each acting through their chief executive officers, respectively, for resolution. A deadlock event shall be deemed to have lapsed if not resolved within thirty (30) days of referral to Discovery and Oyster and FoundryCo shall continue to operate in accordance with the terms of this Agreement and in the manner which existed prior to the deadlock event occurring; provided, however, that the Shareholders agree that if:

(i) any Shareholder (together with its Permitted Transferees) owns at least 75% of the Fully Diluted Shares, then such Shareholder shall be entitled to resolve the deadlock upon such lapse with respect to any action requiring a Majority Vote prior to the Reconciliation Event and with respect to each of the following:

(A) the amendment or restatement of its constituent documents, so long as, prior to the Reconciliation Event, such amendment or restatement would not cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement;

(B) following the termination of the Restricted Period, any transaction resulting in a change of control of FoundryCo or any sale of all or substantially all of the assets of FoundryCo and its Subsidiaries; provided, however, that any such transaction with a Permitted Transferee is on terms that are fair from a financial point of view to all Shareholders;

(C) the entering into of any acquisition, joint venture, divestiture, transfer, sale, assignment, lease, license or disposal of any property or asset, real, personal or mixed (including leasehold interests and intangible assets), which have a value in excess of $5 million singly or $10 million in the aggregate; provided, however, that any such transaction with a Permitted Transferee is on terms that are fair from a financial point of view to all Shareholders and does not materially adversely affect FoundryCo’s ability to perform its obligations to Discovery under the Wafer Supply Agreement;

(D) approval of any Annual Business Plan or any material amendment, modification or revision thereto; provided that such approval, amendment, modification or revision does not materially adversely affect FoundryCo’s ability to perform its obligations to Discovery under the Wafer Supply Agreement;

(E) the authorization, issuance, sale, acquisition, conversion, repurchase or redemption of any Shares or other equity interest (or option, warrant, conversion or similar right with respect to any equity interest) in or of FoundryCo or its Subsidiaries to the extent not reflected in the Annual Business Plan, the Memorandum and Articles of Association or any Incentive Plan, so long as, prior to the Reconciliation Event, such authorization, issuance, sale, acquisition, conversion, repurchase or

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redemption would not cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement;

(F) the declaration, making or payment of any dividend, distribution or transfer (whether in cash, securities or other property) to shareholders, so long as, prior to the Reconciliation Event, such declaration, making or payment would not cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement;

(G) the entering into or the amendment of (i) any of the Transaction Documents, (ii) any Incentive Plan or (iii) any agreement, contract or arrangement by FoundryCo or any of its Subsidiaries pursuant to which FoundryCo or any of its Subsidiaries is obligated to pay or is entitled to receive payments in excess of $5 million over the term of such contract;

(H)(i) the sale, license, sublicense, assignment, transfer, termination or other disposition of any Intellectual Property right owned by or licensed to FoundryCo or any of its Subsidiaries, (ii) any amendment of any license from or to FoundryCo or any of its Subsidiaries of any Intellectual Property, or (iii) any covenants or agreements not to assert claims of infringement, misappropriation or other violation of any Intellectual Property, other than any of the foregoing in the ordinary course of the business of FoundryCo or, with respect to any of the foregoing involving a Subsidiary of FoundryCo, the business of such Subsidiary;

(I) the prosecution, commencement or settlement of any litigation or administrative action for an amount in excess of $2 million in any such prosecution, commencement or settlement or series of related prosecutions, commencements or settlements or waiving or relinquishing any material rights or claims;

(J) the making of any loan, investment or expenditure (or series of related expenditures) not reflected in the Annual Business Plan involving more than $2 million singly or $5 million in the aggregate;

(K) the incurrence of any indebtedness or subjecting any of its properties or assets to any lien, claim or encumbrance or the giving of any material guarantee or indemnity, in each case to the extent not reflected in the Annual Business Plan, which would result in an increase of 5% or more of the total indebtedness contemplated in the Annual Business Plan;

(L) the consummation of any Public Offering of securities;

(M) the appointment or termination of FoundryCo’s Chief Executive Officer or Chief Financial Officer;

(N) the entering into any transaction, agreement or arrangement between FoundryCo or any of its Subsidiaries, on the one hand, and any Officer, Director, Affiliate or Shareholder, on the other hand, (other than the transactions provided for in or contemplated by the Transaction Documents) unless the total consideration expected to be paid or received by FoundryCo and its Subsidiaries taken as whole as a result of such transaction or proposed change or waiver shall not exceed $2 million; and

(O) the entering into of any contract, arrangement, understanding or other similar agreement with respect to any of the foregoing in subsections (A) - (N);

(ii) any Shareholder (together with its Permitted Transferees) owns at least 90% of the Fully Diluted Shares, then such Shareholder shall be entitled to resolve the deadlock upon such lapse with respect to any action requiring a Majority Vote prior to the Reconciliation Event and with respect to each of the following:

(A) each of the items listed in Section 6.01(b)(i) other than 6.01(b)(i)(D);

(B) implementing material changes in the purpose or scope of FoundryCo’s activities or engaging in any material activity unrelated to FoundryCo’s business;

(C) approval of any material amendment, modification or revision to the initial Five-Year Capital Plan;

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(D) approval of any Annual Business Plan or any material amendment, modification or revision thereto; and

(E) the entering into of any contract, arrangement, understanding or other similar agreement with respect to any of the foregoing in subsections (A) - (D).

ARTICLE VII

DISSOLUTION

SECTION 7.01 Dissolution.

(a) The Shareholders shall pass a special resolution approving the dissolution of FoundryCo upon the occurrence of any of the following:

(i) by virtue of a written agreement to that effect, signed by Discovery and Oyster;

(ii) the occurrence of any material event that makes it unlawful or illegal to carry on FoundryCo’s business, which event is not able to be cured after written notice has been given to the Shareholders specifying the details of such event; or

(iii) at the election by the other Shareholder (the “Non-Affected Shareholder”), (A) if either Discovery or Oyster (the “Affected Shareholder”):

(1) commences a voluntary case under any Bankruptcy Law,

(2) consents to the entry of an order for relief against it in an involuntary case under any Bankruptcy Law,

(3) consents to the appointment of a Custodian of it or for all or substantially all of its property,

(4) makes a general assignment for the benefit of its creditors,

(5) generally is unable to pay its debts as the same become due, or

(B) if a court of competent jurisdiction enters an order or decree, and such order or decree remains unstayed and in effect for sixty (60) days, under any Bankruptcy Law that:

(1) is for relief against the Affected Shareholder in an involuntary case,

(2) appoints a Custodian of the Affected Shareholder or for all or substantially all of its property, or

(3) orders the liquidation of the Affected Shareholder.

For the purposes of this Section 7.01, the term “Bankruptcy Law” means title 11, U.S. Code or any similar foreign, federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidation or similar official under any Bankruptcy Law.

(b) Upon the occurrence of any of the events set forth in Section 7.01(a)(iii) (A) and (B), the Non-Affected Shareholder may elect in lieu of triggering the dissolution of FoundryCo pursuant to Section 7.01(a)(iii) any or all of the following actions:

(i) upon notice to FoundryCo by the Non-Affected Shareholder, the rights of the Directors designated by the Affected Shareholder (each an “Affected Director”) under Section 2.08(b) shall terminate and all actions set forth under Section 2.08(b) shall require the approval of each Director designated by the Non-Affected Shareholder (each a “Non-Affected Director”) with each Affected Director recusing themselves from such vote and upon such approval, the matter shall be deemed approved by the Board; provided, however, that the rights of each Affected Director under Section 2.08(b)(i) shall survive if, prior to

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the Reconciliation Event, the action to be approved by the Board would cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement; and/or

(ii) the Non-Affected Shareholder shall have the option to purchase in cash, in accordance with Section 3.11, any or all of the Securities (valued at their Fair Market Value) held by the Affected Shareholder and its Permitted Transferees.

(c) Upon the dissolution of FoundryCo, the Person or Persons approved by the Shareholders holding a majority of the Fully Diluted Shares to carry out the winding-up of FoundryCo shall immediately commence to wind up FoundryCo’s affairs in accordance with applicable Law and the Memorandum and Articles of Association; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of FoundryCo and the satisfaction of liabilities to creditors so as to enable the Shareholders to minimize the normal losses attendant upon a liquidation.

ARTICLE VIII

MISCELLANEOUS

SECTION 8.01 Termination

This Agreement shall terminate only:

(a) upon dissolution of FoundryCo in accordance with Article VII;

(b) by virtue of a written agreement to that effect, signed by all Parties hereto then possessing any rights hereunder; or

(c) with respect to any Shareholder (subject to Section 5.04(d)), at such time as such Shareholder (together with its Permitted Transferees) no longer owns or holds any Securities.

If this Agreement is terminated pursuant to Section 8.01, all rights and obligations of the Parties hereunder (except for this paragraph, Section 5.04 (Confidential Information), Section 8.02 (Notices), Section 8.10 (Governing Law; Arbitration), Section 8.13 (Expenses) and Appendix A (Definitions) shall terminate. Nothing contained in this Section 8.01 shall relieve any Party for any breach of any agreement or covenant contained in this Agreement that occurred prior to the date of termination of this Agreement.

SECTION 8.02 Notices

All notices, requests, claims, demands and other communications hereunder shall be given or made in accordance with Section 14.01 of the Master Transaction Agreement.

SECTION 8.03 Public Announcements

No Party hereto shall make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior consent of the other Parties unless otherwise required by Law or applicable stock exchange regulation, and the Parties hereto shall cooperate as to the timing and contents of any such press release, public announcement or communication.

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SECTION 8.04 Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 8.05 Entire Agreement

This Agreement and the other Transaction Documents constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between Discovery, Oyster and FoundryCo with respect to the subject matter hereof and thereof.

SECTION 8.06 Assignment

This Agreement may not be assigned by operation of law or otherwise without the express written consent of each Party hereto (which consent may be granted or withheld in the sole discretion of such Party) and any such assignment or attempted assignment without such consent shall be void.

SECTION 8.07 Amendment

This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each Party hereto or (b) by a waiver in accordance with Section 8.08.

SECTION 8.08 Waiver

Either Discovery or Oyster may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant hereto, or (c) waive compliance with any of the agreements of the other Party or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of either Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 8.09 Third Party Beneficiaries

This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of Discovery, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

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SECTION 8.10 Governing Law; Arbitration

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to principles of the conflict of laws.

(b) Any dispute arising out of, or in connection with this Agreement or any transactions contemplated hereby, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one Party to the other(s), to a senior executive from each Party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received.

(c) Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the Rules of the London Court of International Arbitration (the “LCIA Rules”) then in effect, as amended by this Section 8.10, which LCIA Rules are deemed to be incorporated by reference into this Section 8.10. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three (3). Each Party shall nominate one arbitrator and the two (2) arbitrators nominated by the Parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal (as such terms are defined in the LCIA Rules). If no agreement is reached within thirty (30) days, the LCIA Court (as such term is defined in the LCIA Rules) shall appoint a third arbitrator to act as Chairman of the Tribunal. The Chairman of the arbitration panel should not be a citizen or a resident of the country of an arbitrator nominated by, or appointed on behalf of, a Party nor should the Chairman be a citizen or a resident of the United States of America or the United Arab Emirates. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the Parties, and, subject to this Section 8.10(c) and to Section 8.10(d), may be entered and enforced in any court of competent jurisdiction by any of the Parties. In the event any Party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a Party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The Parties hereto acknowledge and agree that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the Parties agree that, prior to the formation of the Tribunal, the Parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the Parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the Parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the Parties. In furtherance of the foregoing, each of the Parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 8.10; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 8.10).

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(d) Oyster hereby irrevocably waives to the fullest extent permitted by applicable Law whatever defense it may have of sovereign immunity against suit or enforcement, for itself and its property (presently owned or subsequently acquired, and whether related to this Agreement or not), in: (i) any arbitration proceedings commenced and held in London, England in accordance with Section 8.10(c); (ii) any Interim Relief Proceeding commenced and held in a court of competent jurisdiction in London, England, in accordance with Section 8.10(c); (iii) any proceedings in a court of competent jurisdiction located in London, England to confirm an award rendered by the arbitrators in accordance with this Section 8.10; and (iv) any proceedings in a court of competent jurisdiction to enforce an award, and Oyster agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(e) The Parties hereto agree that the process by which any arbitral or other proceedings in London, England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited or their registered offices for the time being and by giving notice in accordance with Section 8.02. If Law Debenture Corporate Services Limited is not or ceases to be effectively appointed to accept service of process in England on any Party’s behalf, such Party shall immediately appoint a further person in England to accept service of process on its behalf. If within fifteen (15) days of notice from a Party requiring another Party to appoint a person in England to accept service of process on its behalf the other Party fails to do so, the Party shall be entitled to appoint such a person by written notice to the other Party. Nothing in this paragraph shall affect the right of the Parties to serve process in any other manner permitted by Law.

SECTION 8.11 Currency

Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

SECTION 8.12 Counterparts

This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

SECTION 8.13 Expenses

Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and in closing and carrying out the transactions contemplated hereby shall be paid by the Party incurring such cost or expense.

SECTION 8.14 No Presumption Against Drafting Party

Each Party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that each of the Parties hereto has been represented by counsel in connection with the negotiation and execution of this Agreement and the other Transaction Documents. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories thereunto duly authorized as of the date first above written.

FOUNDRYCO

By:
Name:
Title:

DISCOVERY

By:
Name:
Title:

OYSTER

By:
Name:
Title:

[SIGNATURE PAGE TO SHAREHOLDERS’ AGREEMENT AMONG

FOUNDRYCO, DISCOVERY AND OYSTER]

APPENDIX A

SHAREHOLDERS’ AGREEMENT

DEFINITIONS

“Accreted Value” means the sum of (i) the purchase price per Class B Preferred Share, plus (ii) the amount of value accreted on the purchase price per Class B Preferred Share at a rate of 12% per year, compounded semiannually.

“Additional Convertible Notes” means any additional convertible promissory notes of FoundryCo to be issued after the Closing Date pursuant to the Funding Agreement and the Master Transaction Agreement, including paid-in-kind interest on such notes.

“Additional Shares” means the additional Class B Ordinary Shares issuable upon the conversion of the Class B Preferred Shares, if the Fair Market Value of the Class B Ordinary Shares to be received upon such conversion would be less than the Accreted Value of such Class B Preferred Shares.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, however, that with respect to Oyster and Pearl, Affiliate shall mean any direct or indirect Subsidiary of Oyster or Pearl, respectively, and not any direct or indirect parent or sister entity of either Oyster or Pearl, as the case may be, unless such parent or sister entity is acting as a member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Oyster or Pearl, respectively, for the purposes of acquiring, holding or disposing of securities of FoundryCo.

“Annual Business Plan” has the meaning set forth in the Funding Agreement.

“Assumed Liabilities” means only the Liabilities set forth on Exhibit E to the Master Transaction Agreement.

“Board” means the Board of Directors of FoundryCo, as specified in the Memorandum and Articles of Association.

“Business Day” means any day that is not a Friday, a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York or in Abu Dhabi.

“Class A Ordinary Shares” means the Class A ordinary shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Ordinary Shares” means the Class B ordinary shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class A Preferred Shares” means shares of Class A preferred shares of FoundryCo with the rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Preferred Shares” means shares of Class B preferred shares of FoundryCo with the rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Closing” shall have the meaning set forth in the Master Transaction Agreement.

“Closing Date” means the date of the Closing, as further described in Section 2.03 of the Master Transaction Agreement.

APPENDIX A-1

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Convertible Notes” means the Initial Convertible Notes and the Additional Convertible Notes.

“Director” means a Person who is a member of the Board.

“Discovery Change of Control Transaction” has the meaning set forth in the Master Transaction Agreement.

“Discovery-specific Have Made Rights” means the right of Discovery to have unlimited volumes of products, including microprocessors, made for Discovery and its Subsidiaries by FoundryCo, regardless of whether FoundryCo is a “Subsidiary” or “Affiliate” of Discovery for purposes of the Intel Patent Cross License Agreement. For the avoidance of doubt, such rights shall not require (i) the payment of any royalties, license fees or other consideration by FoundryCo or the pass through of such royalties, license fees or other consideration by Discovery to FoundryCo, (ii) the license to (or covenants for the benefit of) Intel or its Affiliates in respect of any patents or patent applications of FoundryCo (other than patents already licensed or required to be licensed to Intel pursuant to agreements between Intel and Discovery as of the Closing), or (iii) other restrictions that would prevent FoundryCo from (or limit FoundryCo in) manufacturing or supplying Discovery’s products for Discovery.

“Encumbrance” means any security interest, pledge, hypothecation, mortgage, lien (including environmental and tax liens), violation, charge, lease, license, encumbrance, servient easement, adverse claim, reversion, reverter, preferential arrangement, restrictive covenant, condition or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, as of any date of determination (i) with respect to the Convertible Notes, the aggregate outstanding principal amount of such Convertible Notes plus any accrued interest; (ii) with respect to securities traded on any internationally recognized securities exchange, the value shall be deemed to be the average of the closing price of the securities on such exchange over the twenty (20)-day period ending two (2) days prior to such date of determination; (iii) with respect to securities actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale price (whichever is applicable) over the twenty (20)-day period ending two (2) days prior to such date of determination; and (iv) with respect to securities for which there is no active public market, and with respect to property or other assets, the fair market value thereof, as determined in accordance with Section 3.11. In making such determination, the impact of all terms of the securities shall be taken into account, including conversion premiums, dividends, attached warrants, exercise price and the like, if there is no active public market, and whether or not the Reconciliation Event shall have occurred. For purposes of Section 5.01, the date of determination hereunder shall be the date of the public announcement of the Discovery Change of Control Transaction.

“Five-Year Capital Plan” has the meaning set forth in the Funding Agreement.

“FoundryCo Group” has the meaning set forth in the Master Transaction Agreement.

“FoundryCo Assets” has the meaning set forth in the Master Transaction Agreement.

APPENDIX A-2

“Fully Diluted Shares” means the aggregate of (i) the number of Class B Ordinary Shares issued and Outstanding and (ii) the number of Class B Ordinary Shares issuable upon (x) the exercise of any then exercisable outstanding options, warrants or similar instruments (other than such instruments held by FoundryCo) and (y) the exercise of any conversion or exchange rights with respect to any outstanding securities, including (A) any Class A Preferred Shares and Class B Preferred Shares, assuming each Class A Preferred Share and each Class B Preferred Share converts into 100 Class B Ordinary Shares (but excluding any Additional Shares issuable with respect to the Class B Preferred Shares), as adjusted for any share splits, share dividends, share combinations and the like, and (B) any Convertible Notes, assuming the Convertible Notes convert into Preferred Shares and then into Class B Ordinary Shares in accordance with the terms thereof (excluding any accrued and unpaid interest).

“Funding Agreement” means the Funding Agreement dated as of the date hereof among Oyster, Discovery and FoundryCo relating to future capital contributions to FoundryCo, as may be amended from time to time.

“Funding Date” has the meaning set forth in the Funding Agreement.

“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.

“Governmental Authority” means any federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.

“IFRS” means International Financial Reporting Standards as in effect from time to time.

“Incentive Plan” means an incentive compensation plan for FoundryCo.

“Initial Convertible Notes” means (i) the eighty-three million nine hundred twenty-nine thousand dollars ($83,929,000) principal amount class A convertible promissory note issued by FoundryCo to Oyster at the Closing, including any paid-in-kind interest on such note and (ii) the three hundred thirty-five million seven hundred sixteen thousand dollars ($335,716,000) principal amount class B convertible promissory note issued by FoundryCo to Oyster at the Closing, including any paid-in-kind interest on such note.

“Intellectual Property” has the meaning set forth in the Master Transaction Agreement.

“Intel Patent Cross License Agreement” means that certain Patent Cross License Agreement between Discovery and Intel, dated January 1, 2001, as may be amended from time to time.

“IPO” means the initial Public Offering of FoundryCo.

“Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, decree, regulation, rule, code, order, requirement or rule of law (including common law).

“Luther Forest Site” has the meaning set forth in the Master Transaction Agreement.

“Majority Vote” means the affirmative vote of at least a majority of the members of the Board.

“Malta Rocket Fuel Area” has the meaning set forth in the Master Transaction Agreement.

“Master Transaction Agreement” means the Master Transaction Agreement by and among Discovery, Oyster and the other parties thereto dated as of October 6, 2008, as may be amended from time to time.

APPENDIX A-3

“Memorandum and Articles of Association” means the Memorandum and Articles of Association of FoundryCo, filed with the Registrar of Companies in the Cayman Islands.

“Officers” means the employees designated as officers by the Board including but not limited to a Chief Executive Officer and a Chief Financial Officer.

“Ordinary Shares” means the Class A Ordinary Shares and the Class B Ordinary Shares.

“Outstanding” means, as of any date of determination, all Shares that have been issued on or prior to such date, other than Shares held, repurchased or otherwise reacquired by FoundryCo on or prior to such date.

“Pearl” has the meaning set forth in the Master Transaction Agreement.

“Permitted Transferee” means with respect to a Shareholder or FoundryCo, any Affiliate of such Shareholder or FoundryCo, as the case may be; provided, however, that with respect to Oyster or FoundryCo, Permitted Transferee shall also mean any transferee Person directly or indirectly controlled by the Abu Dhabi government that is directed to be a transferee by any Governmental Authority.

“Person” means an individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Preferred Shares” means the Class A Preferred Shares and Class B Preferred Shares.

“Proceeding” means any action, suit, claim, charge, hearing, arbitration, audit, or proceeding (public or private).

“Public Offering” means an underwritten public offering of equity securities pursuant to an effective Registration Statement under the Securities Act or similar non-U.S. applicable Laws.

“Qualified Processes” has the meaning set forth in the Wafer Supply Agreement.

“Reconciliation Event” means the earlier of (i) such time when Discovery has secured for FoundryCo Discovery-specific Have Made Rights under the Intel Patent Cross License Agreement, or (ii) such time when the Board determines that FoundryCo no longer needs to be a “subsidiary” of Discovery as defined in Section 1.22 of the Intel Patent Cross License Agreement. For the avoidance of doubt, notwithstanding any provision of this Agreement or any other Transaction Document, prior to the Reconciliation Event, FoundryCo shall in no event be under any obligation (contractually or otherwise) to directly or indirectly distribute more than seventy percent (70%) of its profits to any Person.

“Sale of Securities” means any issuance, sale, assignment, transfer, distribution (whether by an entity to its owners or otherwise) or other disposition of Securities or of a participation therein, whether voluntarily or by operation of applicable Law.

“Securities” means the Shares and the Convertible Notes.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholders’ Agreement” means this Agreement, as may be amended from time to time.

APPENDIX A-4

“Shareholder” means each Person (other than FoundryCo) that shall be a party to the Shareholders’ Agreement as a holder of Securities, whether in connection with the execution and delivery thereof as of the Closing Date or otherwise, so long as such Person shall beneficially own, hold of record or be a registered holder of any Securities.

“Shares” means the Ordinary Shares, the Preferred Shares and any other shares of the share capital of FoundryCo issued on or after the date of the Shareholders’ Agreement.

“Subsidiary” or “Subsidiaries”, with respect to any Person, means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such Person, directly or indirectly or in which such Person directly or indirectly has at least 50% of the voting power to elect the board of directors or other governing body of such entity; provided, however, that solely for purposes of this Agreement neither FoundryCo nor any member of the FoundryCo Group shall be deemed to be a Subsidiary of Discovery following the Closing. The foregoing proviso shall be applicable only to this Agreement and shall not be applicable to, and shall have no relevance with respect to, any other agreement, arrangement, understanding, contract, license or mortgage to which any of Oyster, Discovery or FoundryCo, or any of their respective Affiliates, is or may become a party or the interpretation thereof, unless such proviso is included therein.

“Third Party” means, with respect to any Shareholder, any Person other than (i) any Permitted Transferee of such Shareholder or (ii) the Other Shareholder, and, with respect to FoundryCo, any Person other than its Subsidiaries or a Shareholder or the Permitted Transferees of a Shareholder.

“Transaction Documents” has the meaning set forth in the Master Transaction Agreement.

“Transition Period” has the meaning set forth in the Funding Agreement.

“Wafer Starts” has the meaning set forth in the Wafer Supply Agreement.

“Wafer Supply Agreement” means the Wafer Supply Agreement, dated as of the date hereof, between Discovery and FoundryCo relating to the manufacture and sale of wafers to Discovery by FoundryCo following the Closing, as may be amended from time to time.

APPENDIX A-5

Table of Additional Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition	Location
Affected Director	7.01(b)(i)
Affected Shareholder	7.01(a)(iii)(A)
Agreement	Preamble
Auditors	4.01(a)
Bankruptcy Law	7.01
Confidential Information	5.04(a)
Custodian	7.01
day(s)	1.02
Discovery	Preamble
Dispute	8.10(b)
Dispute Notice	8,10(b)
Drag-Along Notice	3.08(c)
Drag-Along Offer	3.08(c)
Drag-Along Offered Securities	3.08(b)
Drag-Along Transaction	3.08(b)
Dragged-Along Shareholder	3.08(b)
Dragging-Along Shareholder	3.08(b)
Election Notice	3.11(a)
Finance and Audit Committee	2.05(b)
FoundryCo	Preamble
Intel	3.02(b)
Interim Relief Proceeding	8.10(c)
IPO Demand Request	5.01(c)
Last Look Acceptance Notice	3.06(b)
Last Look Notice	3.06(b)
LCIA Rules	8.10(c)
Mutually Designated Appraiser	3.11(b)(iii)
Non-Affected Director	7.01(b)(i)
Non-Affected Shareholder	7.01(a)(iii)
Notice of Acceptance	3.05(c)
Notice of Issuance	5.07(c)
Offer	3.05(b)
Offer Notice	3.05(b)
Offer Period	3.05(c)
Offer Price	3.05(b)
Offered Securities	3.05(b)
Other Shareholder	3.05(b)
Oyster	Preamble
Parties/Party	Preamble
People/Compensation Committee	2.05(a)
Proceedings	8.10(c)
Prospective Seller	3.05(b)
Prospective Transferee	3.09(a)
Public Sale	3.09(b)
Registration Statement	5.01(c)
Representatives	5.04(a)
Restricted Party	5.04(a)
Restricted Period	3.03(a)

APPENDIX A-6

Definition	Location
SEC	4.01(b)
Shareholders’ Agreement	Preamble
SOX	4.01(c)
Tag-Along Notice of Interest	3.07(b)(ii)
Tag-Along Offer	3.05(c)
Tag-Along Offered Securities	3.07(b)(ii)
Unaccepted Securities	3.05(e)

APPENDIX A-7

Exhibit C

FUNDING AGREEMENT

By and Among

DISCOVERY,

OYSTER

and

FOUNDRYCO

Dated as of [            ] [        ], 200[    ]

Page
ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms	1
SECTION 1.02. Interpretation and Rules of Construction	1

ARTICLE II

PROCEDURES PRIOR TO EACH FUNDING NOTICE

SECTION 2.01. Approval of Annual Business Plan.	2
SECTION 2.02. Cash Reserve	3

ARTICLE III

FUNDING PROCEDURES

SECTION 3.01. Funding Notices.	3
SECTION 3.02. Purchase and Sale of Securities.	5
SECTION 3.03. Closing Deliveries by FoundryCo	5
SECTION 3.04. Closing Deliveries by the Shareholders	5

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FOUNDRYCO AT EACH FUNDING

SECTION 4.01. Organization, Authority and Qualification of FoundryCo	6
SECTION 4.02. Authorization of the Class A Preferred Shares and Class B Preferred Shares.	6
SECTION 4.03. Authorization of Convertible Notes.	6
SECTION 4.04. Authorization; Enforceability	6
SECTION 4.05. Absence of Further Requirements	6
SECTION 4.06. No Conflicts	7

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF FUNDING SHAREHOLDERS

SECTION 5.01. Organization	7
SECTION 5.02. Authorization; Enforceability	7
SECTION 5.03. Absence of Further Requirements	7
SECTION 5.04. No Conflicts	7
SECTION 5.05. Investment Representations	7

ARTICLE VI

CONDITIONS PRECEDENT TO OYSTER FUNDING

SECTION 6.01. Conditions Precedent To Oyster Funding on Each Funding Date	8
SECTION 6.02. Supplemental Conditions to Oyster Funding.	8

ARTICLE VII

OTHER AGREEMENTS

SECTION 7.01. Agreement Regarding Conditions Precedent.	9
SECTION 7.02. Force Majeure Event.	9
SECTION 7.03. Confidentiality.	9

Page
ARTICLE VIII

BUSINESS PLAN DEADLOCK RESOLUTION

SECTION 8.01. Business Plan Deadlock Resolution During Phase I	10
SECTION 8.02. Business Plan Deadlock Resolution During Phase II.	10
SECTION 8.03. Business Plan Deadlock Resolution During Phase III.	10
SECTION 8.04. Transition Period.	10

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Termination	11
SECTION 9.02. Notices	11
SECTION 9.03. Severability	11
SECTION 9.04. Entire Agreement	11
SECTION 9.05. Assignment	11
SECTION 9.06. Amendment	11
SECTION 9.07. Waiver	12
SECTION 9.08. Third Party Beneficiaries	12
SECTION 9.09. Further Assurances	12
SECTION 9.10. Governing Law; Arbitration	12
SECTION 9.11. Currency	13
SECTION 9.12. No Presumption Against Drafting Party	13
SECTION 9.13. Expenses	14
SECTION 9.14. Counterparts	14

APPENDIX A – DEFINED TERMS
APPENDIX B – ANNUAL BUSINESS PLAN FOR FISCAL YEAR ENDED DECEMBER 26, 2009
APPENDIX C – FIVE-YEAR CAPITAL PLAN
APPENDIX D – FORM OF FIRST FUNDING NOTICE
APPENDIX E – FORM OF SECOND FUNDING NOTICE
APPENDIX F – STATEMENT OF PRINCIPLES OF CALCULATION OF NET TANGIBLE ASSETS
APPENDIX G – FORM OF OPINION OF FOUNDRYCO COUNSEL
APPENDIX H – SUPPLEMENTAL CONDITIONS TO OYSTER FUNDING
APPENDIX I – FORM OF CLASS A CONVERTIBLE NOTE
APPENDIX J – FORM OF CLASS B CONVERTIBLE NOTE

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This FUNDING AGREEMENT (this “Funding Agreement” and as referred to herein, this “Agreement”), dated as of [            ] [        ], 200[    ], is entered into by and among Discovery, a Delaware corporation (“Discovery”), Oyster, a limited liability company established under the laws of the Emirate of Abu Dhabi and wholly-owned by the Government of Abu Dhabi (“Oyster”) (each of Discovery and Oyster being a “Shareholder” and together the “Shareholders”) and FoundryCo, an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”). Discovery, Oyster and FoundryCo are sometimes referred to herein as the “Parties,” and each individually as a “Party.”

RECITALS

WHEREAS, Discovery, Oyster and the other parties thereto are parties to the Master Transaction Agreement that provides, among other things, for the formation of FoundryCo under the laws of the Cayman Islands to act as the holding company for a joint venture between Discovery and Oyster; and

WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement, the Parties wish to provide for the funding of FoundryCo from the period commencing on the date hereof and ending on the date this Agreement is terminated.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms. Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings referred to or ascribed to such terms in Appendix A.

SECTION 1.02. Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section or Appendix, such reference is to an Article or Section of, or an Appendix to, this Agreement unless otherwise indicated;

(b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) any certificate delivered pursuant to this Agreement shall be deemed a representation and warranty contained in this Agreement as to the matters covered thereby;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(i) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of comparable successor Laws and any rules or regulations promulgated thereunder;

(j) any reference in this Agreement to a “day” or a number of “days” (without the explicit qualification of “Business”) shall be interpreted as a reference to a calendar day or number of calendar days;

(k) references to a Person are also to its successors and permitted assigns; and

(l) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

PROCEDURES PRIOR TO EACH FUNDING NOTICE

SECTION 2.01. Approval of Annual Business Plan.

(a) On or prior to mid-November of each year (which date shall be prior to the end of the seventh fiscal week of the fourth fiscal quarter of such year of FoundryCo), or the next succeeding Business Day if such date is not a Business Day, the Management Team shall prepare and present to the Board for its approval a proposed Annual Business Plan for the subsequent Fiscal Year. The Annual Business Plan for the Fiscal Year ending on December 26, 2009 (the “First Annual Business Plan”) is attached hereto as Appendix B. Each proposed Annual Business Plan shall address, among other things, each of the line items set forth in the First Annual Business Plan.

(b) In connection with the preparation of each proposed Annual Business Plan, the Management Team shall retain such advisors and take such actions as will enable it to estimate whether and to what extent third-party debt financing (“Debt Financing”) would then be available to FoundryCo, with the aim that such Debt Financing would be at least sufficient to meet the projected Debt Funding Level for such Fiscal Year as set forth in the Five-Year Capital Plan. Each proposed Annual Business Plan shall include either a proposed commitment letter for such Debt Financing or a summary of indicative terms from at least two financial institutions (or, if in the good faith determination of the Management Team, no reputable and established financial institutions would provide such Debt Financing on commercially reasonable terms, a statement to such effect). Each of Discovery and Oyster shall use its commercially reasonable efforts to assist FoundryCo in obtaining any Debt Financing, and either Shareholder shall have the option, but not the obligation, to provide guarantees or other similar means of financial support in connection with any Debt Financing.

(c) Such proposed Annual Business Plan shall specifically include an estimate, by fiscal quarter, of sources and uses of funds for FoundryCo for such subsequent Fiscal Year, at all times after giving effect to the cash reserve requirement in Section 2.02. After due consideration of such proposed Annual Business Plan, the Board shall vote on whether to approve (with such changes as the Board shall determine) such proposed Annual Business Plan in accordance with the approvals required by the Shareholders’ Agreement. If the Board approves such proposed Annual Business Plan in accordance with the approvals required by the Shareholders’ Agreement, such proposed Annual Business Plan shall immediately become effective as the Annual Business Plan for the subsequent Fiscal Year.

(d) If the Board has not approved such proposed Annual Business Plan on or prior to the earlier of (i) the first Business Day after November 29 and (ii) the last day of the ninth (9th) fiscal week of the fourth fiscal quarter

2

of Foundry Co, then within three (3) Business Days thereafter FoundryCo shall deliver a notice that shall detail the specific items that are the subject of such non-approval to the chief executive officer of each Shareholder. During the period following receipt of such notice through December 23 of that Fiscal Year, the chief executive officers, acting on behalf of their respective Shareholder, shall seek in good faith and shall use their commercially reasonable efforts to hold at least three (3) additional meetings with the goal of approving the proposed Annual Business Plan (with such changes as the chief executive officers shall determine). If (i) the Board approves such proposed Annual Business Plan (with such changes as the chief executive officers, acting on behalf of their respective Shareholder, shall determine) in accordance with the approvals required by the Shareholders’ Agreement, or (ii) a Shareholder unilaterally approves such proposed Annual Business Plan (with such changes as such Shareholder shall determine) pursuant to the rights granted under Section 6.01(b) of the Shareholders’ Agreement, such proposed Annual Business Plan shall immediately become effective as the Annual Business Plan for such subsequent Fiscal Year.

(e) If the Shareholders, acting through their respective chief executive officers, have not approved such proposed Annual Business Plan on or prior to December 23rd of the Fiscal Year in which the proposed Annual Business Plan was submitted to the Board and the chief executive officers, a “Business Plan Deadlock” shall be deemed to have occurred and the Parties shall follow the deadlock resolution procedures set forth in Article VIII.

SECTION 2.02. Cash Reserve. The Parties agree that at all times during the term of this Agreement, the FoundryCo Group shall maintain Cash and Cash Equivalents in an amount equal to at least $1.0 billion, provided, however, that this requirement shall no longer apply upon the earlier of (i) FoundryCo entering into a Transition Period in accordance with Article VIII hereunder and (ii) the end of Phase II.

ARTICLE III

FUNDING PROCEDURES

SECTION 3.01. Funding Notices.

(a) From time to time during the term of this Agreement, FoundryCo may provide a notice requesting equity funding (the “First Funding Notice”) to both Shareholders in substantially the form attached hereto as Appendix D. The First Funding Notice shall be provided at least thirty (30) Business Days prior to the date of any contemplated equity funding hereunder (unless otherwise agreed in writing by the Shareholders) (each, a “Funding Date”).

(b) On any Funding Date, the aggregate number of Securities to be issued shall consist of twenty percent (20%) in the form of Class A Preferred Shares and eighty percent (80%) in the form of Class B Preferred Shares, provided, however, that, prior to the Reconciliation Event, to the extent the issuance of any such Securities to Oyster would cause FoundryCo to fail to constitute a “subsidiary” of Discovery, as such term is defined in the Intel Patent Cross License Agreement, FoundryCo shall instead issue to Oyster (i) a Class A Convertible Note in an aggregate principal amount equal to the aggregate purchase price for the Class A Preferred Shares that would have been issued to Oyster but for this proviso, and (ii) a Class B Convertible Note in an aggregate principal amount equal to the aggregate purchase price for the Class B Preferred Shares that would have been issued to Oyster but for this proviso.

(c) Subject to the satisfaction or waiver of the applicable conditions precedent set forth in Article VI, unless otherwise agreed by the Shareholders, the aggregate amount of equity funding to be provided by the Shareholders in any Fiscal Year pursuant to this Agreement shall be as follows:

(i) during Phase I, such amount shall be equal to the Original Funding Level for such Fiscal Year as set forth in the Five-Year Capital Plan, provided, however, that such Original Funding Level shall be reduced to the extent any Debt Financing obtained by FoundryCo during such Fiscal Year exceeds the projected Debt

3

Funding Level for such Fiscal Year, and provided further, that, subject to Section 3.01(c)(iv), to the extent such Debt Financing is less than any such projected Debt Funding Level, the Original Funding Level shall not be increased to make up any such difference;

(ii) during Phase II, such amount shall be equal to the Original Funding Level for such Fiscal Year as set forth in the Five-Year Capital Plan, provided, however, that such amount may be reduced (A) to the Minimum Funding Level pursuant to Section 6.02(b), (B) to a level between the Original Funding Level and the Minimum Funding Level pursuant to Section 8.02(a) and (C) to the Minimum Funding Level pursuant to Section 8.04(c). Such amount shall also be reduced to the extent any Debt Financing obtained by FoundryCo during such Fiscal Year exceeds the projected Debt Funding Level for such Fiscal Year, provided, however, that, subject to Section 3.01(c)(iv), to the extent such Debt Financing is less than any such projected Debt Funding Level, such amount shall not be increased to make up any such difference. For the avoidance of doubt, if the Minimum Funding Level applies, then (x) the projected Debt Funding Level shall be reduced to the Minimum Debt Funding Level, and (y) if the level of Debt Financing is less than any such projected Minimum Debt Funding Level, the minimum level of equity funding shall be equal to the Minimum Funding Level;

(iii) during Phase III, such amount shall be equal to the equity funding level set forth in the approved Annual Business Plan for such Fiscal Year, provided, however, that such amount may be reduced (A) to a level between the Phase III Alternate Funding Level and the Transition Funding Level pursuant to Section 8.03(a) and (B) to the Transition Funding Level pursuant to Section 8.04(c). Such amount shall also be reduced to the extent any Debt Financing obtained by FoundryCo during such Fiscal Year exceeds the projected Debt Funding Level for such Fiscal Year, provided, however, that to the extent such Debt Financing is less than any such projected Debt Funding Level, such amount shall not be increased to make up any such difference. For the avoidance of doubt, if the Transition Funding Level applies and such Debt Financing is less than any such projected Debt Funding Level, the minimum level of equity funding shall be equal to the Transition Funding Level; and

(iv) notwithstanding anything to the contrary in Section 3.01(c)(i) or (ii), if (A) any equity funding has been reduced during Phase I or Phase II as a result of Debt Financing obtained during any Fiscal Year exceeding the projected Debt Funding Level for such Fiscal Year (the cumulative amount of such equity funding reduction being referred to as the “Rollover Amount”) and (B) during any subsequent Fiscal Year during Phase I or Phase II the amount of any Debt Financing is less than the projected Debt Funding Level for such Fiscal Year, then the amount of equity funding for such Fiscal Year or for any subsequent Fiscal Year during Phase I or Phase II may be increased up to the Rollover Amount, provided, however, that in no event shall the aggregate amount of equity funding to be provided by Oyster during Phase I and Phase II exceed the aggregate amount of equity funding for Phase I and Phase II as set forth in the Five-Year Capital Plan.

(d) Subject to the satisfaction or waiver of the applicable conditions precedent set forth in Article VI, Oyster shall be obligated to purchase its Pro Rata Portion of the Securities offered pursuant to any First Funding Notice. Discovery shall have the right, but not the obligation, to purchase its Pro Rata Portion of the Securities offered pursuant to any First Funding Notice. Within ten (10) Business Days of receipt of a First Funding Notice, Discovery shall advise FoundryCo and Oyster, in writing, whether it elects to purchase any of the Securities offered. To the extent that Discovery elects not to purchase all of its Pro Rata Portion of any Securities offered pursuant to any First Funding Notice, Oyster shall be obligated, subject to the satisfaction or waiver of the applicable conditions precedent set forth in Article VI, to purchase all of such unpurchased Securities. Oyster may also elect at any time to purchase additional Securities in excess of those offered pursuant to any First Funding Notice.

(e) On or prior to the tenth (10th) Business Day prior to a Funding Date, FoundryCo shall provide a notice (the “Second Funding Notice”) to each Shareholder in substantially the form attached hereto as Appendix E which shall detail each Shareholder’s allocable portion of the Securities offered.

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SECTION 3.02. Purchase and Sale of Securities.

(a) Pursuant to the terms and subject to the conditions of this Agreement, on each Funding Date, FoundryCo shall issue to each purchasing Shareholder and such Shareholder shall purchase, accept and acquire from FoundryCo the allocated Securities as set forth in the Second Funding Notice for such Funding Date.

(b) On each Funding Date, the purchase price per Class A Preferred Share shall be the same as the purchase price per Class B Preferred Share and shall be determined by dividing (i) the Net Tangible Assets of the FoundryCo Group (derived from the most recent Fiscal Year-end audited consolidated balance sheet of FoundryCo that has been approved by the Board and calculated in accordance with the Statement of Principles set forth in Appendix F attached hereto) by (ii) the Number of Outstanding Preferred Shares (as of the date of the balance sheet referred to in clause (i) above), and multiplying such quotient by 1.1.

(c) On each Funding Date, the aggregate principal amount of Convertible Notes to be issued shall be determined in accordance with Section 3.01(b).

SECTION 3.03. Closing Deliveries by FoundryCo. On each Funding Date, FoundryCo shall deliver or cause to be delivered to Oyster and Discovery, if applicable, or their respective designated custodians:

(a) if requested, physical certificates evidencing the number of Class A Preferred Shares to be purchased by such Shareholder on such Funding Date, rounded to the nearest whole share;

(b) if requested, physical certificates evidencing the number of Class B Preferred Shares, to be purchased by such Shareholder on such Funding Date, rounded to the nearest whole share;

(c) if applicable, a Class A Convertible Note to Oyster for an aggregate principal amount in accordance with Section 3.01(b);

(d) if applicable, a Class B Convertible Note to Oyster for an aggregate principal amount in accordance with Section 3.01(b);

(e) an updated Register of Members reflecting the issuance of the Securities on such Funding Date;

(f) a certificate, dated as of such Funding Date, executed by an authorized officer of FoundryCo certifying as to the matters set forth in Article IV, Section 6.01 and Section 6.02(a), 6.02(b) or 6.02(c), as applicable; and

(g) receipt(s) for the aggregate consideration paid by such Shareholder for the Securities issued to it on such Funding Date.

SECTION 3.04. Closing Deliveries by the Shareholders. On each Funding Date, to the extent a Shareholder is purchasing Securities, such Shareholder shall deliver to FoundryCo:

(a)(i) a wire transfer of the aggregate consideration for the Securities to be issued to such Shareholder on such Funding Date, payable in United States dollars and in immediately available funds to the bank account designated by FoundryCo in the First Funding Notice, or (ii) if the Board so agrees in advance, the aggregate consideration for such Securities payable in Cash and Cash Equivalents acceptable to the Board; and

(b) a certificate, dated as of such Funding Date, executed by an authorized officer of such Shareholder certifying as to the matters set forth in Article V.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF FOUNDRYCO AT EACH FUNDING

FoundryCo hereby represents and warrants as of each Funding Date to each Shareholder who is issued Securities on such Funding Date as follows:

SECTION 4.01. Organization, Authority and Qualification of FoundryCo. FoundryCo is an exempted company limited by shares, duly formed, validly existing and in good standing under the Laws of the Cayman Islands. FoundryCo has all corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

SECTION 4.02. Authorization of the Class A Preferred Shares and Class B Preferred Shares. The Class A Preferred Shares and the Class B Preferred Shares to be issued and purchased pursuant to this Agreement on any Funding Date have been duly authorized and, when issued and delivered in accordance with this Agreement on such Funding Date, shall be validly issued, fully paid and non-assessable and will be free of all preemptive or similar rights, except as set forth in the Memorandum and Articles of Association and Shareholders’ Agreement, and shall be entitled to the rights and be subject to the restrictions described in the Memorandum and Articles of Association. The Class B Ordinary Shares issuable upon conversion of the Class A Preferred Shares and Class B Preferred Shares shall be entitled to the rights and be subject to the restrictions described in the Memorandum and Articles of Association and will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive or similar rights, except as set forth in the Memorandum and Articles of Association and Shareholders’ Agreement.

SECTION 4.03. Authorization of Convertible Notes. In the event that any Convertible Notes are issued on any Funding Date, the Convertible Notes to be issued pursuant to this Agreement on such Funding Date have been duly authorized and, when issued and delivered in accordance with this Agreement on such Funding Date, shall be duly executed and delivered by FoundryCo and shall constitute valid and binding obligations of FoundryCo, enforceable against FoundryCo in accordance with their terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally. The Class A Preferred Shares issuable upon conversion of the Class A Convertible Notes shall be entitled to the rights and be subject to the restrictions described in the Memorandum and Articles of Association and will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive or similar rights, except as set forth in the Memorandum and Articles of Association and the Shareholders’ Agreement. The Class B Preferred Shares issuable upon conversion of the Class B Convertible Notes shall be entitled to the rights and be subject to the restrictions described in the Memorandum and Articles of Association and will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive or similar rights, except as set forth in the Memorandum and Articles of Association and the Shareholders’ Agreement.

SECTION 4.04. Authorization; Enforceability. The execution and delivery of this Agreement by FoundryCo, the performance by FoundryCo of its obligations hereunder and the consummation by FoundryCo of the transactions contemplated hereby have been duly authorized by all requisite action on the part of FoundryCo. This Agreement has been duly executed and delivered by FoundryCo, and this Agreement constitutes a valid and binding obligation of FoundryCo, enforceable against FoundryCo in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

SECTION 4.05. Absence of Further Requirements. The execution and delivery of this Agreement by FoundryCo, the performance by FoundryCo of its obligations hereunder and the consummation by FoundryCo of the transactions contemplated hereby do not and will not require any Authorizations and do not and will not require any Consents, except such as have been previously obtained and will be in full force and effect as of such Funding Date.

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SECTION 4.06. No Conflicts. The execution and delivery by FoundryCo of this Agreement, the compliance by FoundryCo with all the provisions hereof, the performance by FoundryCo of all of its obligations hereunder and the consummation of the transactions contemplated hereby will not: (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the constituent documents of FoundryCo or any of its Subsidiaries, any Material FoundryCo Contract or any other indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to FoundryCo and its Subsidiaries, taken as a whole, to which FoundryCo or any of its Subsidiaries is a party or by which FoundryCo or any of its Subsidiaries or their respective property is bound; (ii) materially violate or conflict with any Law applicable to FoundryCo, any of its Subsidiaries or their respective property; (iii) result in the imposition or creation of (or the obligation to create or impose) any material Encumbrance on the assets, properties or business of FoundryCo under any agreement or instrument to which FoundryCo or any of its Subsidiaries is a party or by which FoundryCo or any of its Subsidiaries or their respective property is bound; or (iv) result in the suspension, termination or revocation of any material Consent or Authorization of FoundryCo or any of its Subsidiaries or any other impairment of the rights of the holder of any such material Consent or Authorization.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF FUNDING SHAREHOLDERS

Each of Oyster and Discovery, if applicable, severally and not jointly, hereby represents and warrants as of each Funding Date to FoundryCo as follows:

SECTION 5.01. Organization. Such Shareholder has been duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization and has all power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

SECTION 5.02. Authorization; Enforceability. The execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all requisite action. This Agreement has been duly executed and delivered by such Shareholder and this Agreement constitutes a valid and binding obligations of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

SECTION 5.03. Absence of Further Requirements. To the knowledge of such Shareholder, the execution and delivery of this Agreement by such Shareholder, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated hereby do not and will not require any Authorization and do not and will not require any Consents, except such as have been previously obtained and will be in full force and effect as of such Funding Date.

SECTION 5.04. No Conflicts. The execution and delivery by such Shareholder of this Agreement, the compliance by such Shareholder with all the provisions hereof, the performance by such Shareholder of all of its obligations hereunder, and the consummation of the transactions contemplated hereby will not: (i) conflict with or constitute a breach of any of the terms or provisions of the organizational documents of such Shareholder; or (ii) materially violate or conflict with any Law applicable to such Shareholder.

SECTION 5.05. Investment Representations.

(a) Such Shareholder acknowledges and understands that (i) the Securities have not been and will not be registered under the Securities Act or under any state securities Laws and are being offered and sold in reliance

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upon federal and state exemptions for transactions not involving any public offering, (ii) such exemption depends in part upon, and such Securities are being sold in reliance on, the representations and warranties set forth in this Agreement, (iii) such Shareholder may have to bear the economic risk of its investment in the Securities for an indefinite period of time because the Securities must be held indefinitely unless subsequently registered under the Securities Act and applicable state securities Laws or unless an exemption from such registration is available, and (iv) a restrictive legend evidencing these restrictions shall be placed on all certificates evidencing the Securities.

(b) Such Shareholder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act, a sophisticated investor and, by virtue of its business or financial experience, is capable of evaluating the merits and risks of the investment in the Securities. Such Shareholder has been provided an opportunity to ask questions of and receive answers from representatives of FoundryCo concerning the terms and conditions of this Agreement and the purchase of the Securities contemplated hereby.

(c) Such Shareholder is acquiring the Securities for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof that would be prohibited by Law.

ARTICLE VI

CONDITIONS PRECEDENT TO OYSTER FUNDING

SECTION 6.01. Conditions Precedent To Oyster Funding on Each Funding Date. The obligation of Oyster to purchase any Securities on any Funding Date as contemplated by this Agreement shall be subject to the satisfaction or waiver, on or prior to the applicable Funding Date, of each of the following conditions precedent:

(a) Deliverables. FoundryCo shall have delivered to Oyster the closing deliverables set forth in Section 3.03.

(b) Representations and Warranties; Covenants.

(i) the representations and warranties of FoundryCo set forth in this Agreement shall be true and correct in all material respects on and as of such Funding Date; and

(ii) the covenants and agreements set forth in this Agreement to be complied with by FoundryCo on or before the applicable Funding Date shall have been complied with in all material respects.

(c) No Material Adverse Effect. No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or are reasonably likely to have, (i) a FoundryCo Material Adverse Effect or (ii) a Discovery Material Adverse Effect that could reasonably be expected to materially and adversely affect Discovery’s performance of its obligations under the Wafer Supply Agreement, including a sustained material decrease in Discovery’s MPU forecasts, or Discovery’s MPU purchase orders under the Wafer Supply Agreement being materially below its MPU forecasts thereunder on a sustained basis.

(d) No Material Default Under Transaction Documents. As of such Funding Date, there shall be no material breach or default by FoundryCo or Discovery under the terms or provisions of any Transaction Document.

(e) Legal Opinion. The Shareholders shall have received from counsel to FoundryCo a written legal opinion, addressed to Oyster and dated as of such Funding Date, in the form attached hereto as Appendix G.

SECTION 6.02. Supplemental Conditions to Oyster Funding.

(a) In addition to the conditions precedent set forth in Section 6.01, the obligation of Oyster to purchase any Securities offered on any Funding Date during Phase I shall be subject to the satisfaction or waiver of the

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supplemental conditions set forth in paragraphs 1, 2 and 3(a) under Legal Conditions on Appendix H on or prior to such Funding Date.

(b) In addition to the conditions precedent set forth in Section 6.01, the obligation of Oyster to purchase any Securities offered on any Funding Date during Phase II shall be subject to the satisfaction or waiver of each of the supplemental conditions set forth under Legal Conditions, Financial Conditions and Strategic Conditions on Appendix H on or prior to such Funding Date, except for any other date otherwise specified therein, provided, however, that if paragraph 3(b) under Legal Conditions on Appendix H has not been satisfied or waived on or prior to such Funding Date, then Oyster’s funding obligation may, at Oyster’s option, be reduced to the Minimum Funding Level until such date, if any, when Oyster receives evidence to its reasonable satisfaction that the event referred to in paragraph 3(b) under Legal Conditions has occurred and provided, further, that if any of the Financial Conditions or Strategic Conditions on Appendix H has not been satisfied or waived on or prior to such Funding Date, then Oyster’s funding obligation may, at Oyster’s option, be reduced to the Minimum Funding Level until such date, if any, when Oyster receives evidence to its reasonable satisfaction that such condition has been satisfied. For the avoidance of doubt, with respect to any Abu Dhabi-related Strategic Condition set forth on Appendix H, such condition shall be deemed satisfied if FoundryCo shall have performed in all material respects all obligations in its reasonable control, regardless of whether or not such Strategic Condition or milestone shall have in fact been achieved.

(c) In addition to the conditions precedent set forth in Section 6.01, the obligation of Oyster to purchase any Securities offered on any Funding Date during Phase III shall be subject to approval of the Annual Business Plan for the applicable Fiscal Year in accordance with this Agreement and the Shareholders’ Agreement and the satisfaction or waiver of the supplemental conditions set forth in paragraphs 1, 2 and 3(a) under Legal Conditions on Appendix H on or prior to such Funding Date.

ARTICLE VII

OTHER AGREEMENTS

SECTION 7.01. Agreement Regarding Conditions Precedent. Oyster and Discovery agree to use their commercially reasonable efforts to cause each of its designees to the Board to refrain from taking any action that would prevent, restrict or limit FoundryCo’s ability to satisfy each of the applicable conditions precedent set forth in Article VI.

SECTION 7.02. Force Majeure Event. The Parties agree that in the event of a Force Majeure Event that has directly caused the failure to satisfy any Abu Dhabi-related Strategic Condition set forth in Appendix H, then the target date for such Strategic Condition shall be automatically extended until such condition has been satisfied, at which time each Shareholder’s respective obligations under Article III shall automatically resume.

SECTION 7.03. Confidentiality. The Parties agree that any information relating to FoundryCo, the other Shareholder, or any of their respective Subsidiaries that is proprietary to FoundryCo, the other Shareholder or any of their respective Subsidiaries, as applicable, or otherwise not available to the general public, received in connection with this Agreement shall be treated as “Confidential Information” in accordance with Section 5.04 of the Shareholders’ Agreement.

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ARTICLE VIII

BUSINESS PLAN DEADLOCK RESOLUTION

SECTION 8.01. Business Plan Deadlock Resolution During Phase I. In the event of a Business Plan Deadlock as a result of not being able to approve the Annual Business Plan for the Fiscal Year ending in 2010, Oyster shall be obligated to, and Discovery may if it elects to, continue to fund at the Original Funding Level through the end of Phase I, subject to the satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(a). If at the end of such Fiscal Year, the Annual Business Plan for the Fiscal Year ending in 2011 is approved in accordance with this Agreement and the Shareholders’ Agreement, then funding shall be at the Original Funding Level, subject to the satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(b). If at the end of such Fiscal Year, the Annual Business Plan for the Fiscal Year ending in 2011 is not so approved, then the provisions of Section 8.02 below shall apply.

SECTION 8.02. Business Plan Deadlock Resolution During Phase II.

(a) In the event of a Business Plan Deadlock with respect to any Fiscal Year of Phase II, Oyster shall continue to provide funding in an amount at least equal to the Minimum Funding Level and up to the Original Funding Level, subject to satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(b), until either (i) approval of the Annual Business Plan, in which case Oyster’s funding commitment shall revert to the Original Funding Level, subject to satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(b), or (ii) Oyster notifies FoundryCo that it has elected to have FoundryCo enter into the Transition Period, in which case Section 8.04 will become effective immediately upon such notice.

(b) In the event Oyster does not elect to have FoundryCo enter into the Transition Period pursuant to Section 8.02(a)(ii), Oyster shall, within five (5) Business Days of the end of each fiscal quarter, provide FoundryCo with notice of the amount of funding Oyster is committing to fund for the following fiscal quarter, FoundryCo shall include such amount in any First Funding Notice delivered with respect to such following fiscal quarter, and the funding procedures set forth in Article III shall otherwise continue to apply.

SECTION 8.03. Business Plan Deadlock Resolution During Phase III.

(a) In the event of a Business Plan Deadlock with respect to any Fiscal Year of Phase III, Oyster shall continue to provide funding in an amount at least equal to the Transition Funding Level and up to the Phase III Alternate Funding Level, subject to satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(c) (other than the approval of the Annual Business Plan), until either (i) approval of the Annual Business Plan, in which case Oyster’s funding commitment shall revert to the level set forth in such approved Annual Business Plan, subject to satisfaction or waiver of the conditions set forth in Section 6.01 and Section 6.02(c), or (ii) Oyster notifies FoundryCo that it has elected to have FoundryCo enter into the Transition Period, in which case Section 8.04 will become effective immediately upon such notice.

(b) In the event Oyster does not elect to have FoundryCo enter into the Transition Period pursuant to Section 8.03(a)(ii), Oyster shall, within five (5) Business Days of the end of each fiscal quarter, provide FoundryCo with notice of the amount of funding Oyster is committing to fund for the following fiscal quarter, FoundryCo shall include such amount in any First Funding Notice delivered with respect to such following fiscal quarter, and the funding procedures set forth in Article III shall otherwise continue to apply.

SECTION 8.04. Transition Period. If Oyster elects to have FoundryCo enter into the Transition Period pursuant to Section 8.02 or Section 8.03, then the Parties agree that such Transition Period shall be governed by the following:

(a) Prior to any request for equity funding from the Shareholders, the Management Team shall have first complied with the obligation regarding Debt Financing set forth in Section 2.01(b).

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(b) The funding procedures set forth in Article III shall continue to apply.

(c) Oyster shall only be obligated to provide funding through the Transition Period at the Minimum Funding Level in the case of a Transition Period during Phase II and at the Transition Funding Level in the case of a Transition Period during Phase III, in each case subject to the satisfaction or waiver of the conditions set forth in Section 6.01 and the supplemental conditions set forth in paragraphs 1, 2 and 3(a) under Legal Conditions on Appendix H on or prior to any Funding Date.

(d) The Shareholders shall jointly pursue, in good faith, transition options during the Transition Period, including without limitation, winding-down, selling or liquidating FoundryCo.

(e) Upon termination of the Transition Period, Oyster shall have the option to purchase in cash, in accordance with Section 3.11 of the Shareholders’ Agreement, any or all Securities (valued at their Fair Market Value) held by Discovery and its Permitted Transferees at a price equal to their Fair Market Value.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Termination. This Agreement shall terminate upon the earlier of (i) a written agreement to that effect, signed by all Parties hereto then possessing any rights hereunder, and (ii) the termination of the Transition Period. If this Agreement is terminated pursuant to this Section 9.01 (Termination), all rights and obligations of the Parties hereunder (except for Section 7.03 (Confidentiality), this Section 9.01, Section 9.02 (Notices), Section 9.10 (Governing Law; Arbitration), Section 9.13 (Expenses) and Appendix A (Defined Terms)) shall terminate.

SECTION 9.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be given or made in accordance with Section 14.01 of the Master Transaction Agreement.

SECTION 9.03. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 9.04. Entire Agreement. This Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter hereof.

SECTION 9.05. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of each Party hereto (which consent may be granted or withheld in the sole discretion of such Party) and any such assignment or attempted assignment without such consent shall be void, provided, however, that Oyster may assign all of its rights and obligations under this Agreement without any consent to any Permitted Transferee.

SECTION 9.06. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each Party hereto or (b) by a waiver in accordance with Section 9.07.

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SECTION 9.07. Waiver. Any Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of any other Party, (b) waive any inaccuracies in the representations and warranties of other Parties contained herein or in any document delivered by other Parties pursuant hereto or (c) waive compliance with any of the agreements of other Parties or conditions to such Party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 9.08. Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of any Party, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

SECTION 9.09. Further Assurances. Each of the Parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated pursuant to this Agreement.

SECTION 9.10. Governing Law; Arbitration.

(a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to principles of the conflict of laws.

(b) Any dispute arising out of, or in connection with this Agreement or any transactions contemplated hereby, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one Party to the other(s), to a senior executive from each Party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received.

(c) Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the Rules of the London Court of International Arbitration (the “LCIA Rules”) then in effect, as amended by this Section 9.10, which LCIA Rules are deemed to be incorporated by reference into this Section 9.10. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three. Each Party shall nominate one arbitrator and the two arbitrators nominated by the Parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal (as such terms are defined in the LCIA Rules). If no agreement is reached within thirty (30) days, the LCIA Court (as such term is defined in the LCIA Rules) shall appoint a third arbitrator to act as Chairman of the Tribunal. The Chairman of the arbitration panel should not be a citizen or a resident of the country of an arbitrator nominated by, or appointed on behalf of, a Party nor should the Chairman be a citizen or a resident of the United States of America or the United Arab Emirates. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the Parties, and, subject to this Section 9.10(c) and to Section 9.10(d), may be entered and enforced in any court of competent jurisdiction by any of the Parties. In the event any Party

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subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a Party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The Parties hereto acknowledge and agree that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the Parties agree that, prior to the formation of the Tribunal, the Parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the Parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the Parties. In furtherance of the foregoing, each of the Parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 9.10; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 9.10).

(d) Oyster hereby irrevocably waives to the fullest extent permitted by applicable Law whatever defense it may have of sovereign immunity against suit or enforcement, for itself and its property (presently owned or subsequently acquired, and whether related to this Agreement or not), in: (i) any arbitration proceedings commenced and held in London, England in accordance with Section 9.10(c); (ii) any Interim Relief Proceeding commenced and held in a court of competent jurisdiction in London, England, in accordance with Section 9.10(c); (iii) any proceedings in a court of competent jurisdiction located in London, England to confirm an award rendered by the arbitrators in accordance with this Section 9.10; and (iv) any proceedings in a court of competent jurisdiction to enforce an award, and Oyster agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(e) The Parties hereto agree that the process by which any arbitral or other proceedings in London, England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited or their registered offices for the time being and by giving notice in accordance with Section 9.02. If Law Debenture Corporate Services Limited is not or ceases to be effectively appointed to accept service of process in England on any Party’s behalf, such Party shall immediately appoint a further person in England to accept service of process on its behalf. If within fifteen (15) days of notice from a Party requiring another Party to appoint a person in England to accept service of process on its behalf the other Party fails to do so, the Party shall be entitled to appoint such a person by written notice to the other Party. Nothing in this paragraph shall affect the right of the Parties to serve process in any other manner permitted by Law.

SECTION 9.11. Currency. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars.

SECTION 9.12. No Presumption Against Drafting Party. Each Party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that each of the Parties hereto has been represented by counsel in connection with the negotiation and execution of this Agreement and the other Transaction Documents. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

13

SECTION 9.13. Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and in closing and carrying out the transactions contemplated hereby shall be paid by the Party incurring such costs or expenses.

SECTION 9.14. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

14

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

[FOUNDRYCO]

By:
Name:
Title:

[DISCOVERY]

By:
Name:
Title:

[OYSTER]

By:
Name:
Title:

15

APPENDIX A

Certain Defined Terms. For purposes of this Agreement:

“Additional Shares” has the meaning set forth in the Shareholders’ Agreement.

“Affiliate” has the meaning set forth in the Shareholders’ Agreement.

“Agreement” or “this Agreement” means this Funding Agreement between the Parties hereto (including the Appendixes hereto) and all amendments hereto made in accordance with the provisions hereof.

“Annual Business Plan” means the then current annual business plan and budget of FoundryCo that has been approved by the Board in accordance with this Agreement and the Shareholders’ Agreement.

“Authorization” has the meaning set forth in the Master Transaction Agreement.

“Board” means the Board of Directors of FoundryCo, as specified in the Memorandum and Articles of Association.

“Business Day” means any day that is not a Friday, a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in The City of New York or in Abu Dhabi.

“Cash and Cash Equivalents” means (i) cash on hand and any credit balance in United States dollars, Euros or any other currency on any current savings or deposit account with any bank that is repayable on demand or upon and not more than ninety (90) days’ notice; (ii) securities denominated in United States dollars, Euros or any other currency that are not convertible into any other form of security and are rated or issued by any Person rated Aa2 or better by Moody’s or AA or better by Standard & Poor’s; (iii) securities denominated in United States dollars, Euros or any other currency that are not convertible into any other form of security and are rated at least P-1 by Moody’s or A-1 by Standard & Poor’s; (iv) certificates of deposit denominated in United States dollars, Euros or any other currency issued by, and acceptances so denominated by, banking institutions authorized under applicable legislation which at the time of making such issue or acceptances, have outstanding debt securities rated as provided in clause (iii) above, and (v) such other securities (if any) as are approved as such in writing by each of Discovery and Oyster which, in each case, have no more than twelve (12) months to final maturity.

“Class A Convertible Note” means a promissory note of FoundryCo, convertible into Class A Preferred Shares, substantially in the form attached as Appendix I hereto.

“Class A Preferred Shares” means the Class A preferred shares of FoundryCo, with the rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Convertible Note” means a promissory note of FoundryCo, convertible into Class B Preferred Shares, substantially in the form attached as Appendix J hereto.

“Class B Ordinary Shares” means the Class B ordinary shares of FoundryCo, with rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Class B Preferred Shares” means the Class B preferred shares of FoundryCo, with the rights, preferences and privileges set forth in the Memorandum and Articles of Association.

“Closing” has the meaning set forth in the Master Transaction Agreement.

A-1

“Closing Date” means the date of the Closing, as further described in Section 2.03 of the Master Transaction Agreement.

“Consent” has the meaning set forth in the Master Transaction Agreement.

“control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Convertible Notes” means the Class A Convertible Notes and the Class B Convertible Notes.

“Cumulative Gross Margin” has the meaning set forth in Appendix H attached hereto.

“Cumulative Revenue” has the meaning set forth in Appendix H attached hereto.

“Debt Funding Level” is the estimated level of gross third-party debt funding for any Fiscal Year, based on the Original Funding Level scenario, as set forth in the Five-Year Capital Plan.

“Discovery Material Adverse Effect” has the meaning set forth in the Master Transaction Agreement.

“Dresden Subsidies” means subsidies in the amount and form approved as of the Closing Date, and as set forth in the Five-Year Capital Plan, in the form of a loan guarantee and cash subsidies provided, or to be provided, by the Federal Republic of Germany and/or the State of Saxony relating to Fab 30, Fab 36 and Fab 38 and not any other fabs in Dresden.

“Encumbrance” has the meaning set forth in the Master Transaction Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fair Market Value” has the meaning set forth in the Shareholders’ Agreement.

“Fiscal Year” means the fiscal year of FoundryCo.

“Five-Year Capital Plan” means the initial five-year capital plan of FoundryCo attached hereto as Appendix C that includes (i) initial five-year projections of FoundryCo’s estimated capital expenditures and revenues, (ii) the amounts of the Dresden Subsidies and New York Subsidies available over such five-year period, (iii) the Original Funding Level and Minimum Funding Level over such five-year period, and (iv) the projected Debt Funding Level and Minimum Debt Funding Level over such five-year period, as amended, modified or revised by the Board in accordance with the Shareholders’ Agreement.

“Force Majeure Event” means any event or circumstance beyond the reasonable control of any Party (other than general industry, business or economic conditions or competitive factors adversely affecting Discovery or FoundryCo) that could not have been avoided by due diligence and use of reasonable efforts by the affected Party, including war (declared or not), hostilities, blockade, revolution, insurrection, riot, fire, flood, earthquake, storm or similar acts of God, change of Law and acts of Governmental Authorities.

“FoundryCo Group” has the meaning set forth in the Master Transaction Agreement.

“FoundryCo Material Adverse Effect” has the meaning set forth in the Master Transaction Agreement.

“GAAP” has the meaning set forth in the Shareholders’ Agreement.

A-2

“Governmental Authority” has the meaning set forth in the Master Transaction Agreement.

“IBM Development and License Agreement” has the meaning set forth in the Master Transaction Agreement.

“Intel Patent Cross License Agreement” has the meaning set forth in the Master Transaction Agreement.

“Law” means any federal, national, supranational, state, provincial, local or similar statute, law, ordinance, decree, regulation, rule, code, order, requirement or rule of law (including common law).

“Management Team” shall mean the chief executive officer and chief financial officer and such other officers of FoundryCo as may be designated as such by the Board.

“Master Transaction Agreement” means the Master Transaction Agreement by and among Discovery, Oyster and the other parties thereto, dated as of October 6, 2008, as may be amended from time to time.

“Material FoundryCo Contract” means those contracts set forth in Section 4.13(a) of the Disclosure Schedule of the Master Transaction Agreement, as updated by FoundryCo on each Funding Date.

“Memorandum and Articles of Association” means the Memorandum and Articles of Association of FoundryCo filed with the Registrar of Companies in the Cayman Islands.

“Minimum Debt Funding Level” is the estimated level of gross third-party debt funding for any Fiscal Year, based on the Minimum Funding Level scenario, as set forth in the Five-Year Capital Plan.

“Minimum Funding Level” is the level of equity funding as set forth in the Five-Year Capital Plan for any Fiscal Year during Phase II, which is intended to be sufficient to both (i) continue to meet Discovery’s volume requirements as set forth in the Wafer Supply Agreement, and (ii) continue to build out both Fab 38 in Dresden and Fab 4x in New York to the capacities required to ensure continued availability of one hundred percent (100%) of the Dresden Subsidies and one hundred percent (100%) of the New York Subsidies, provided, however, that the cumulative amount of such equity funding shall not exceed $3.582 billion.

“New York Subsidies” means subsidies in the amount and form approved as of the Closing Date and, as set forth in the Five-Year Capital Plan, in the form of grants, incentives and other benefits provided, or to be provided, by the Empire State Development Corporation, the State of New York and the County of Saratoga relating only to building Fab 4x and not any other fabs in New York.

“Number of Outstanding Preferred Shares” means, as of any determination date, the aggregate number of outstanding Class A Preferred Shares and Class B Preferred Shares, assuming conversion of all outstanding Class A Convertible Notes into Class A Preferred Shares and the conversion of all outstanding Class B Convertible Notes into Class B Preferred Shares, each in accordance with the terms set forth therein.

“Original Funding Level” is the level of original equity funding (excluding any Debt Funding Level) as set forth in the Five-Year Capital Plan for any Fiscal Year through Phase II without giving effect to any Minimum Funding Level or Transition Funding Level, provided, however, that the cumulative amount of such equity funding shall not exceed $5.847 billion.

“Oyster/FoundryCo Cash Consideration” has the meaning set forth in the Master Transaction Agreement.

“Permitted Transferee” has the meaning set forth in the Shareholders’ Agreement.

A-3

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Phase I” means the period commencing on the date hereof and ending on the last day of the Fiscal Year ending in 2010.

“Phase II” means the period commencing on the first day of the Fiscal Year ending in 2011 and ending on the last day of the Fiscal Year ending in 2013.

“Phase III” means the period commencing the first day of the Fiscal Year ending in 2014 and ending on the date this Agreement is terminated pursuant to the provisions hereof.

“Phase III Alternate Funding Level” is the level of equity funding for any Fiscal Year during Phase III, which shall be sufficient to meet Discovery’s MPU volume requirements for such Fiscal Year as set forth in the Wafer Supply Agreement, and shall include additional funding up to, at Oyster’s election: (i) the level of funding as set forth in the most recently approved Annual Business Plan, or (ii) a level of funding sufficient to continue to build out the next fabs after Fab 4x, as determined by Oyster in its sole discretion.

“Pro Rata Portion” means, as of any determination date, the aggregate number of Securities owned as of such date by a Shareholder and its Permitted Transferees divided by the aggregate number of Securities owned as of such date by both Shareholders and their Permitted Transferees, calculated on an as-converted into Class B Ordinary Shares basis, but excluding (i) any Class B Ordinary Shares or Securities, or securities convertible or exchangeable into or exercisable for any Class B Ordinary Shares or Securities, held by any Person other than a Shareholder and its Permitted Transferees; (ii) the Additional Shares with respect to the Class B Preferred Shares and (iii) any accrued and unpaid interest on the Convertible Notes.

“Reconciliation Event” has the meaning set forth in the Shareholders’ Agreement.

“Remaining Discovery Subsidiaries” has the meaning set forth in the Master Transaction Agreement.

“Securities” means any or all of the Class A Preferred Shares, Class B Preferred Shares, Class A Convertible Notes, if any, and Class B Convertible Notes, if any, issued by FoundryCo pursuant to the terms of this Agreement and any securities into which such Securities may be converted, exchanged or exercised.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shareholders’ Agreement” means the Shareholders’ Agreement among Oyster, Discovery and FoundryCo, dated as of the date hereof, as may be amended from time to time.

“Subsidiary” or “Subsidiaries”, with respect to any Person, means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by such Person, directly or indirectly or in which such Person directly or indirectly has at least 50% of the voting power to elect the board of directors or other governing body of such entity, provided, however, that solely for purposes of this Agreement neither FoundryCo nor any member of the FoundryCo Group shall be deemed to be a Subsidiary of Discovery following the Closing. The foregoing proviso shall be applicable only to this Agreement and shall not be applicable to, and shall have no relevance with respect to, any other agreement, arrangement, understanding, contract, license or mortgage to which any of Oyster, Discovery or FoundryCo, or any of their respective Affiliates, is or may become a party or the interpretation thereof, unless such proviso is included therein.

“Transaction Documents” has the meaning set forth in the Master Transaction Agreement.

A-4

“Transition Funding Level” is the level of equity funding during the Transition Period, which shall be sufficient to meet Discovery’s MPU volume requirements for such period, such requirements to be based on binding MPU forecasts for such period delivered and agreed to in accordance with the Wafer Supply Agreement.

“Transition Period” means a period beginning on the date of notice of Oyster’s election to have FoundryCo enter into the Transition Period pursuant to Section 8.02(a)(ii) or Section 8.03(a)(ii), as applicable, and ending on the later of (i) twelve (12) months after such date and (ii) the last day of the Fiscal Year ending in 2013.

“Wafer Supply Agreement” has the meaning set forth in the Master Transaction Agreement.

Table of Additional Definitions. The following terms have the meanings set forth in the Sections set forth below:

Definition	Location
“Agreement”	Preamble
“Business Plan Deadlock”	2.01(e)
“Debt Financing”	2.01(b)
“Discovery”	Preamble
“Dispute”	9.10(b)
“Dispute Notice”	9.10(b)
“First Annual Business Plan”	2.01(a)
“First Funding Notice”	3.01(a)
“FoundryCo”	Preamble
“Funding Date”	3.01(a)
“Interim Relief Proceeding”	9.10(c)
“LCIA Rules”	9.10(c)
“Oyster”	Preamble
“Party”	Preamble
“Rollover Amount”	3.01(c)(iv)
“Rules”	9.10(c)
“Second Funding Notice”	3.01(e)
“Shareholder”	Preamble

A-5

Exhibit D

WAFER SUPPLY AGREEMENT

This WAFER SUPPLY AGREEMENT (this “Agreement”) is made this [    ] day of [                    ], 200[    ], (the “Effective Date”), by and among (i) Advanced Micro Devices, Inc., a Delaware corporation (“AMD”); (ii) with respect to all of the provisions in this Agreement other than those in Sections 5.5(a), 6.2 and 7.3(a) and the related provisions in connection with U.S. sales activities only (though without limiting FoundryCo’s guarantee obligations pursuant to Section 15.7), [FoundryCo], an exempted company incorporated under the laws of the Cayman Islands (“FoundryCo”) on behalf of itself and its direct and indirect wholly-owned subsidiaries, including all FoundryCo Sales Entities and FoundryCo Manufacturing Entities, as further set forth herein; and (iii) subject to FoundryCo’s guarantee obligations pursuant to Section 15.7, with respect to Sections 5.5(a), 6.2 and 7.3(a) and the related provisions in connection with U.S. sales activities only, [USOpCo], a [Delaware] corporation and a wholly-owned subsidiary of FoundryCo (“USOpCo”).

WHEREAS, AMD has been in the business of designing and manufacturing semiconductor products;

WHEREAS, AMD desires to transfer its business of manufacturing and sorting semiconductor products to FoundryCo pursuant to the Master Transaction Agreement by and among AMD, Advanced Technology Investment Company LLC and West Coast Hitech L.P., dated as of October 6, 2008 (as may be amended from time to time, the “Master Agreement”);

WHEREAS, it is the intent of the parties that this Agreement establish a productive, mutually-beneficial relationship among the parties that will mitigate key risks for each party by establishing volume, capacity and pricing commitments by each party pursuant to the terms and conditions set forth herein;

WHEREAS, the parties also desire that this Agreement help establish business processes for the parties to work closely together on planning capacity and supply;

WHEREAS, FoundryCo is a company whose primary purpose is the provision of wafer fabrication foundry services and FoundryCo is willing to provide such services to AMD on the terms and conditions set forth herein, and AMD is willing to engage FoundryCo to provide foundry services to AMD on the terms and conditions set forth herein; and

WHEREAS, all purchases of Products by AMD will be made from FoundryCo Sales Entities, including USOpCo, and all manufacturing of Products for AMD will be made by FoundryCo Manufacturing Entities;

NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and among the parties as follows:

1. DEFINITIONS

For the purpose of this Agreement the following capitalized terms are defined in this Section 1 and shall have the meaning specified herein. Other terms that are capitalized but not specifically defined below or in this Agreement shall have the meaning set forth in the Master Agreement.

1.1 “Actual Quarterly GPU Wafers Shipped” shall mean the actual number of Wafer Outs for GPU Products delivered in a fiscal quarter from the applicable FoundryCo Sales Entities to AMD.

1.2 “Actual Quarterly Total GPU Wafer Demand” shall mean the actual number of Wafer Outs for GPU Products delivered in a fiscal quarter from all foundry partners to AMD.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

1.3 “Actual Quarterly GPU Wafer Demand Percentage” is calculated as Actual Quarterly GPU Wafers Shipped divided by Actual Quarterly Total GPU Wafer Demand.

1.4 “AMD Furnished Property” shall mean materials or tooling that AMD consigns to the applicable FoundryCo Manufacturing Entities for use by the applicable FoundryCo Manufacturing Entities to process AMD’s Product orders or to perform services on AMD’s behalf, as further set forth in this Agreement, including such materials or tooling (other than Sort Equipment owned by the applicable FoundryCo Manufacturing Entities on the Effective Date pursuant to the Master Agreement) required by the FoundryCo Manufacturing Entities to provide Sort Services pursuant to the terms of this Agreement.

1.5 “AMD Indemnified Parties” shall have the meaning set forth in Section 10.2.

1.6 “[****]” shall mean the [****] of:

(a) During a Period, the number of [****] by the [****], [****] by the [****] the number of [****] and the number of [****], which, in an equation format, shall be:

[****]; and

(b) During such Period, (i)(1) the number of [****] by the [****] and then [****] by (2) the [****] the [****], [****] by (ii) the [****] of (1) the number of [****] and (2) the number of [****] by the [****], which, in an equation format, shall be:

[****]

1.7 “[****]” shall mean the [****] of [****] for [****].

1.8 “[****]” shall mean all [****] actually incurred during a Period, other than the [****]. For the avoidance of doubt and notwithstanding anything to the contrary, [****] shall include, and AMD shall pay, [****] for the [****] existing on the Effective Date (which shall be [****] and [****]) and [****] for the [****], and agreed to by the parties, pursuant to Sections 2.2 and 5.1 that have not been recouped by the applicable FoundryCo Manufacturing Entities.

1.9 “[****]” shall mean the amount calculated by [****] (a) the [****] attributable to MPU Products manufactured for AMD at the end of a relevant Period from (b) the [****] attributable to MPU Products manufactured for AMD at the beginning of such Period (excluding, in each case, Raw Wafers).

1.10 “[****]” shall mean all [****] in the [****] (including [****] and [****] (which shall include [****] on [****] owned by the FoundryCo Manufacturing Entities on the Effective Date), and whether or not [****]) and which would properly be included according to industry and accounting standards in the [****] of a [****], [****] or a [****]. [****] shall not include [****], nor shall it include [****] or [****]. [****] shall be [****] to the [****] of [****] and [****]. In addition, [****] shall be [****] to the [****] of [****] and [****].

1.11 “[****]” shall mean FoundryCo’s allocation of [****] related to [****] not otherwise specified as [****], as determined in accordance with industry and accounting standards as generally applied by FoundryCo, and which includes as of the Effective Date a portion of the [****] of [****], a portion of the [****] of the [****] organization (mostly within the sub-organization [“****,”] which is almost entirely [****]), a portion of the [****] related to [****], as well as a portion of other [****] (including certain [****] allocated to [****]) that are [****] in direct support of the [****] in the FoundryCo Manufacturing Entities’ facilities.

1.12 “[****]” shall mean the [****] of:

(a) During a Period, the number of [****] by the actual [****], [****] by the [****] the number of [****] and the number of [****], which, in an equation format, shall be:

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

2

[****]

; and

(b) During such Period, (i)(1) the number of [****] by (2) the [****] the [****], [****] by (ii) the [****] of (1) the number of [****] and (2) the number of [****] by the [****], which, in an equation format, shall be: [****]

1.13 “[****]” shall mean the sum of [****], [****] and [****].

1.14 “[****]” shall mean those [****] actually [****] during a Period, consisting of [****], and [****] percent ([****]%) of [****].

1.15 “[****]” shall mean the [****] by FoundryCo Manufacturing Entities in developing [****].

1.16 “[****]” shall mean [****] percent ([****]%) of the aggregate [****] fees [****] by FoundryCo according to the [****] between [****] and AMD dated as of [****], as may be amended from time to time, for both [****] and [****] process technologies, and [****] percent ([****]%) of any additional [****] required specifically for [****].

1.17 “AMD-Specific Manufacturing Process Technology” shall refer to any manufacturing or sorting process technology used at the time of development by any FoundryCo Manufacturing Entity specifically for AMD. For purposes of example only, as of the Effective Date, the [****] is currently considered an AMD-Specific Manufacturing Process Technology. For the avoidance of doubt, [****] process technology, unless specifically designed to manufacture only Products, is not an AMD-Specific Manufacturing Process Technology.

1.18 “AMD-Specific Process Engineering Wafer Starts” shall mean the Wafer Starts of AMD-Specific Process Engineering Wafers.

1.19 “AMD-Specific Process Development Wafers” or “AMD-Specific Process Engineering Wafers” shall mean Process Engineering Wafers processed by a FoundryCo Manufacturing Entity utilizing an AMD-Specific Manufacturing Process Technology.

1.20 “[****]” shall mean the portion of [****] to produce AMD-Specific Process Engineering Wafers. It shall be determined based on the [****] of [****] to [****] (for [****]).

1.21 “AMD-Specific Product Qualification Plan” shall mean the qualification tests and schedules to be agreed upon by the parties under which a Product is Qualified.

1.22 “AMD-Specific Qualification Plan” shall mean the qualification tests and schedules to be agreed upon by the parties under which an AMD-Specific Qualified Process is established and tested at the applicable FoundryCo Manufacturing Entity and the MPU Products are manufactured using an AMD-Specific Qualified Process to meet the Specifications.

1.23 “AMD-Specific Qualified Process” shall mean the wafer manufacturing processes used at the applicable FoundryCo Manufacturing Entity specifically for production of Wafers for AMD with respect to MPU Products, and any other FoundryCo-proprietary wafer manufacturing process approved by the parties specifically to produce MPU Products on AMD’s behalf.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

3

1.24 “[****]” shall mean the [****] of [****], [****] and [****].

1.25 “[****]” shall mean the [****] of the applicable FoundryCo Manufacturing Entities’ [****] to [****] the [****] of (a) any [****] within the FoundryCo Manufacturing Entities and (b) any [****] to AMD.

1.26 “Binding Forecast” shall mean AMD’s MPU Product forecast for the first [****] months of any rolling [****] month MPU Product forecast as set forth in Section 5.1 and in accordance with Section 2.2. For the avoidance of doubt, a “Binding Forecast” shall not include any forecast that requires more capacity to manufacture the relevant Products than the capacity that had been agreed upon pursuant to Section 2.2.

1.27 “Binding Forecast Period” shall mean the first [****] months of any rolling [****] month MPU Product forecast.

1.28 “[****]” shall have the meaning set forth in Section 2.1(b)(i).

1.29 “[****] Change of Control Transaction” shall mean a transaction with or among [****] or any of its subsidiaries and any other person (other than FoundryCo) with respect to (a) a merger, consolidation, business combination or similar transaction of [****], (b) any purchase of an equity interest (including by means of a tender or exchange offer) representing an amount equal to or greater than a [****] percent ([****]%) voting or economic interest in [****], or (c) any purchase of assets, securities or ownership interests representing an amount equal to or greater than [****] percent ([****]%) of the consolidated assets of [****] and its subsidiaries taken as a whole (including stock of [****]’s subsidiaries); provided that a sale or transfer of assets that are not used to manufacture on behalf of [****] shall not be included in the calculation of assets to determine a [****] Change of Control Transaction.

1.30 “COGS” shall mean cost of goods sold in accordance with AMD’s standard practices in effect as of the Effective Date.

1.31 “Confidential Information” shall mean all proprietary or nonpublic information disclosed by one party to another party in connection with this Agreement, whether in graphic, oral, written or electronic form, directly or indirectly, which information (a) is marked as “proprietary” or “confidential” or, if disclosed orally, is designated as confidential or proprietary at the time of disclosure, or (b) provided under circumstances reasonably indicating that it constitutes confidential and proprietary information.

1.32 “Development Factor” shall mean a factor calculated once per fiscal year (within the first fiscal quarter of a year for application to that fiscal year) by FoundryCo to reflect [****] for processing [****] versus a [****]. The Development Factor is used for the [****] of [****] for a Period into [****] and [****]. The Development Factor consists of a factor for [****] and a factor for [****] that are consolidated into one factor (weighted with the [****] of the respective [****] categories). The development factor for [****] reflects the higher effort due to engineering times before, during and after processing [****], e.g. creation of ERFs, writing reports, R&D-analysis, and split lots. The calculation is based on [****] via [****] for representative ERFs and on processing data of the ERFs in the manufacturing execution system (currently [****]). The development factor for [****] reflects the [****] for ****] versus a [****]. The data is collected and calculated through a software tool. Output of this software tool is per [****] versus [****] over [****]. This [****] will be weighted with the running [****] per [****]. As of the Effective Date, the Development Factor is [****].

1.33 “Development Wafer Starts” shall mean the combined Wafer Starts of AMD-Specific Process Engineering Wafers and Product Development Wafers.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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1.34 “Die” shall mean one of the semiconductor devices on a Wafer produced by FoundryCo for AMD using a Qualified Process.

1.35 “Dispute” shall have the meaning set forth in Section 15.11(b).

1.36 “Dispute Notice” shall have the meaning set forth in Section 15.11(b).

1.37 “Embedded Products” shall mean [****] semiconductor devices or any other device based on new architecture or architecture adopted in the future, in each case, other than [****] that are used in systems that have [****], and which are not designed for use as [****] for [****] or [****]. Embedded Products shall include AMD’s [****] product lines.

1.38 “Engineering Change” shall mean any change to the process, materials, equipment, technology, location or any other items listed in FoundryCo’s standard specifications for which a change would affect the performance, function or reliability of the Wafers.

1.39 “Engineering Request Form” or “ERF” shall mean an engineering request form submitted by AMD to FoundryCo to carry out an experiment in a process line.

1.40 “Engineering Wafers” shall mean those Wafers required for the Qualification Plan or delivered to AMD for testing pursuant to AMD’s request. Engineering Wafers consist of Process Development Wafers and Product Development Wafers.

1.41 “Epidemic Failure” shall mean the occurrence of an average in-field failure rate of [****] percent ([****]%) or more per [****] of the total units for a particular Product delivered in any rolling [****] month period.

1.42 “[****]” shall mean the [****] required by FoundryCo to establish new facilities or to convert existing facilities to new wafer sizes (e.g., from 200mm to 300mm) and any other [****] which FoundryCo would otherwise include in this category.

1.43 “Forecasted GPU Wafer Demand” shall mean a non-binding, rolling [****] month forecast describing the monthly Wafer Outs expected to be placed by AMD on FoundryCo Sales Entities for GPU Products.

1.44 “Forecasted Total GPU Wafer Demand” shall mean a non-binding, rolling [****] month forecast describing the total Wafer Outs expected to be placed by AMD on all foundry partners for GPU Products.

1.45 “Forecasted GPU Wafer Demand Percentage” is calculated as Forecasted GPU Wafer Demand divided by Forecasted Total GPU Wafer Demand.

1.46 “FoundryCo Indemnified Parties” shall have the meaning set forth in Section 10.1.

1.47 “FoundryCo Manufacturing Entities” shall mean FoundryCo and any direct or indirect wholly-owned subsidiaries of FoundryCo to which FoundryCo has delegated the responsibility to manufacture Products for AMD in accordance with this Agreement.

1.48 “FoundryCo Sales Entities” shall mean USOpCo and any other direct or indirect wholly-owned subsidiaries of FoundryCo to which FoundryCo has delegated the responsibility to process purchase orders from AMD and to offer to sell and sell Products to AMD in accordance with this Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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1.49 “Fusion Products” shall mean both (a) MPU Products that incorporate GPU Products and (b) GPU Products that incorporate MPU Products.

1.50 “GAC” shall mean gases, acids and chemicals.

1.51 “G&A Expenses” shall mean standard general and administrative expenses, as calculated by FoundryCo in accordance with accounting standards as generally applied by FoundryCo.

1.52 “GPU Minimum Percentage” shall have the meaning set forth in Section 2.1(c)(ii).

1.53 “GPU Products” shall mean an integrated or discrete graphics processing unit. As an example, as of the Effective Date, GPU Products consist of integrated or discrete graphics processing unit for use in any of the following or similar products: [****] or [****].

1.54 “Interim Relief Proceeding” shall have the meaning set forth in Section 15.11(c).

1.55 “Lead Time” shall mean the time between the date an order is accepted by a FoundryCo Sales Entity and the date the Wafers are made available for shipment by the FoundryCo Sales Entity.

1.56 “Major Change” shall mean a change to a manufacturing process that would affect the form, fit, or function of a Product of AMD or that otherwise materially affects a manufacturing process for AMD.

1.57 “Minimum Batch Size” shall mean the minimum total number of Wafers in a Process Batch for a particular Product.

1.58 “MPU Products” shall mean any of the following: (i) the x86, x86-64, and IA (Intel Architecture)-64 families of microprocessors, (ii) any existing or new microprocessors based on the x86, x86-64, and IA-64 family architecture, or any new instruction set for a processor described in clause (i) first introduced by AMD, (iii) any microprocessors based on new architecture or an architecture adopted in the future, or (iv) Fusion Products. As used in this definition, a microprocessor shall include a component that can execute computer programs and is the central processing unit controlling an electronic device.

1.59 “Other Future Products” shall mean any future integrated circuit devices designed by AMD other than GPU Products and MPU Products.

1.60 “Partnership Committee” shall have the meaning set forth in Section 3.2(a).

1.61 “Period” shall mean a fiscal month or fiscal quarter, as applicable to the specific measurement period in question.

1.62 “Process Batch” shall mean a group of wafers that are processed together as a group.

1.63 “Process Development Wafers” or “Process Engineering Wafers” shall mean Engineering Wafers produced by a FoundryCo Manufacturing Entity to enable it to design, develop, establish, test, improve and validate FoundryCo Manufacturing Entity manufacturing processes. For avoidance of doubt, Process Development Wafers or Process Engineering Wafers shall not include Engineering Wafers expressly requested by AMD, which shall be counted as Product Development Wafers.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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1.64 “Process Node” shall mean a specific geometry loosely based on minimum line width at which semiconductor integrated circuit devices, and the photomasks or reticles used in the manufacture of those devices, are manufactured (e.g., a 45 nm process node). For avoidance of doubt, Process Nodes shall include half nodes (e.g., 40nm and 28nm process nodes).

1.65 “Product” shall mean an integrated circuit device incorporating AMD’s proprietary designs to be manufactured by the FoundryCo Manufacturing Entities and sold to AMD by the FoundryCo Sales Entities, including Embedded Products, GPU Products, MPU Products and Other Future Products. The Products will be provided to AMD as unprobed Wafers, probed Wafers or bumped Wafers, as specified in the applicable purchase order.

1.66 “Product Development Wafers” shall mean Engineering Wafers requested by AMD and produced by the FoundryCo Manufacturing Entities to test, evaluate and validate Product designs, including, but not limited to, design verification and engineering verification.

1.67 “[****]” shall mean the portion of [****] related to Product Development Wafer Starts, determined as the [****] of [****] to [****] (for [****]).

1.68 “Product Development Wafer Starts” shall mean the Wafer Starts of Product Development Wafers.

1.69 “Production Wafers” shall mean the finished silicon wafers for the Products to be manufactured by the FoundryCo Manufacturing Entities in accordance with the applicable Specifications and using the Qualified Processes, and shall include Risk Starts.

1.70 “Production Wafer Starts” shall mean Wafer Starts for Production Wafers.

1.71 “Qualification Plan” shall mean the qualification tests and schedules to be agreed upon by the parties under which a Qualified Process is established and tested at FoundryCo Manufacturing Entities and relevant Wafers are manufactured using the Qualified Process to meet the Specifications.

1.72 “Qualification” or “Qualified” shall mean the mutual determination that the relevant Wafers meet the Specifications in accordance with the applicable Qualification Plan for a particular Product.

1.73 “Qualified Process” shall mean the wafer manufacturing processes used at FoundryCo for production of relevant Wafers, and any other FoundryCo Manufacturing Entity proprietary wafer manufacturing process approved by the parties to produce relevant Wafers.

1.74 “Quarterly Business Reviews” or “QBRs” shall mean business reviews held every fiscal quarter by the Partnership Committee or their designees as mutually agreed to by the parties.

1.75 “Quarterly Technical Reviews” or “QTRs” shall mean technical reviews held every fiscal quarter by the Partnership Committee or their designees as mutually agreed to by the parties.

1.76 “R & D” shall mean research and development.

1.77 “Raw Wafers” shall mean unprocessed or bare silicon wafers purchased by FoundryCo Manufacturing Entities and used by FoundryCo Manufacturing Entities as a substrate to enable the FoundryCo Manufacturing Entities to fabricate Wafers on behalf of AMD as set forth in this Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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1.78 “Raw Wafer Cost” shall mean the actual cost to the FoundryCo Manufacturing Entities of a Raw Wafer.

1.79 “Recall” shall mean a recall, field correction, market withdrawal, stock recovery, or other similar action with respect to any Products delivered under this Agreement and related to manufacturing of such Products (and not related to AMD’s Product designs or Specifications) other than Engineering Wafers.

1.80 “Relevant Executive Officer” shall have the meaning set forth in Section 3.2(b).

1.81 “Representatives” shall have the meaning set forth in Section 13.1.

1.82 “Residual Information” shall mean with respect to Confidential Information, information in non-tangible form which may be incidentally retained in the unaided memory of the receiving party’s personnel having had access to the Confidential Information of the disclosing party, and which such personnel cannot identify as Confidential Information of the disclosing party. Such personnel’s memory is “unaided” if the personnel have not intentionally memorized any Confidential Information of the disclosing party.

1.83 “Risk Starts” shall mean Production Wafer Starts for Products that have yet to be accepted by a customer. Process Development Wafers and Product Development Wafers are not Risk Starts.

1.84 “RFQ” shall mean request for quotation with respect to the [****] .

1.85 “RMA” shall mean return material authorization. An RMA process is a process by which Products are identified as defective, returned to a FoundryCo Sales Entity or scrapped, and the applicable FoundryCo Sales Entity or FoundryCo Manufacturing Entity undertakes specified remediation activities and provides refunds or credits, as further specified in Exhibit E.

1.86 “RMA Threshold” shall mean a percentage of the Target Yield for each Product, as determined by the Partnership Committee on a Product by Product basis.

1.87 “Sales and Marketing Expenses” shall mean standard sales and marketing expenses, as calculated by FoundryCo in accordance with accounting standards as generally applied by FoundryCo.

1.88 “SOI” shall mean use of a layered silicon-insulator-silicon substrate in the process of manufacturing Wafers.

1.89 “Sort Equipment” shall mean equipment owned as of the Effective Date by FoundryCo to perform Sort Services for MPU Products.

1.90 “Sort Services” shall mean the wafer testing and sorting services to be provided by the applicable FoundryCo Manufacturing Entities upon agreement of the parties to determine conformance of the Wafers with the Specifications.

1.91 “Sort Services Cost” shall mean all cost incurred in providing Sort Services, including the depreciation on Sort Equipment.

1.92 “Specifications” shall mean the AMD Product specifications agreed upon by the parties on a Product by Product basis, initially consistent with AMD’s current specifications for existing Products currently being manufactured by AMD as of the Effective Date.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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1.93 “Target Yield” shall mean the anticipated Yield for each Product determined on a fiscal quarter basis by the parties as set forth in Section 3.7.

1.94 “[****]” shall mean [****].

1.95 “Transition Period” shall have the meaning set forth in Section 12.3.

1.96 “Transition Services Agreement” shall mean the Transition Services Agreement between AMD and FoundryCo dated of even date herewith.

1.97 “[****]” shall mean [****].

1.98 “Wafers” shall mean Engineering Wafers, Production Wafers, or both, as applicable.

1.99 “Wafer Outs” shall mean completed Wafers processed for delivery to AMD.

1.100 “Wafer Price” shall mean the price of Wafers quoted by FoundryCo Sales Entities to AMD on a Product by Product basis and thereafter set forth on a purchase order from AMD to the FoundryCo Sales Entities.

1.101 “Wafer Starts” shall mean Wafers that have started the manufacturing process.

1.102 “Warranty Period” shall mean the time following delivery of a Product when the performance warranty set forth in Section 9.1 is available for such Product. This Warranty Period shall be reviewed and approved by the Partnership Committee on a Product by Product basis, but in the absence of a specific Warranty Period approved by the Partnership Committee, the default Warranty Period for a Product will be [****].

1.103 “Yield” shall mean the actual percentage of Die on a Wafer that conform to the Specifications as measured at Wafer sort.

1.104 “Yield Loss” shall mean the percentage of Die on a Wafer that do not conform with the Specifications as measured at Wafer sort.

2. PURCHASE AND CAPACITY COMMITMENTS

2.1 Purchase Commitments.

(a) MPU Products. During the term of this Agreement and subject to Section 2.1(b), AMD agrees to purchase all of AMD’s and the Remaining Discovery Subsidiaries’ MPU Product requirements from FoundryCo Sales Entities in accordance with the terms and conditions of this Agreement, provided that if FoundryCo is not in compliance with its obligations to provide the agreed to capacity or to provide all of the MPU Products pursuant to the Binding Forecasts and applicable purchase orders in a timely manner, within the Yield requirements, on Qualified Processes and in accordance with the Specifications, then the parties agree to meet, discuss and implement a mutually acceptable corrective action plan to address such non-compliance as well as a mutually acceptable plan to allow FoundryCo to provide the agreed to capacity and to provide all of the MPU Products pursuant to the Binding Forecasts and applicable purchase orders in a timely manner, within the Yield requirements, on Qualified Processes and in accordance with the Specifications going forward. Notwithstanding the foregoing, in the event that AMD acquires a business from a third party that either manufactures or has manufactured MPU Products, then AMD shall have a commercially reasonable period of time to transition manufacture of such MPU Products to FoundryCo; provided that such period of time to transition shall not exceed two (2) years from the date of such acquisition, unless consented to by FoundryCo (which consent shall not be unreasonably withheld).

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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(b) Second Sourcing.

i. Notwithstanding Section 2.1(a), AMD may source up to [****] percent ([****]%) of AMD’s and the Remaining Discovery Subsidiaries’ quarterly MPU Product Wafer requirements with [****] at Process Nodes of [****] or [****], until [****].

ii. If at any time while AMD may purchase the applicable MPU Products from [****], FoundryCo cannot deliver in a timely manner Qualified Products produced on Qualified Processes that meet the Specifications in accordance with Binding Forecasts, the Partnership Committee shall promptly address the situation, including conducting a prompt review process and implementing a corrective action plan. If, however, such failure to so deliver such Products is causing AMD to fail to meet its material commitments to its customers, and AMD as a result needs to purchase greater MPU Product volumes from [****] than otherwise set forth above, AMD may increase its purchases at [****] for the affected MPU Products above the [****] percent ([****]%) maximum to meet such customer requirements. AMD may thereafter continue to purchase MPU Products over the [****] percent ([****]%) maximum until such time as FoundryCo demonstrates, as mutually agreed upon, that FoundryCo can meet the relevant Specifications and Yields for such MPU Product in a manner reasonably comparable or better than those of [****], as well as meet the applicable supply commitments set forth in this Agreement or as actually required by AMD.

iii. Upon request from AMD and [****], FoundryCo agrees to use commercially reasonable efforts to provide technical assistance to [****] with respect to an agreed upon plan to enable [****]’s efforts to manufacture the applicable MPU Products, including, subject to any applicable third-party sublicensing and disclosure restrictions, granting access and rights to necessary process technology, provided that [****] agrees to use such assistance solely to manufacture applicable MPU Products for AMD and to enter into a confidentiality agreement reasonably satisfactory to FoundryCo. AMD agrees to bear the reasonable expenses approved in advance by AMD and actually incurred by FoundryCo to provide such assistance.

iv. Notwithstanding any of the foregoing, upon the occurrence of [****] Change of Control Transaction, AMD shall not be permitted thereafter to engage [****] as a second source manufacturer of any MPU Products, subject to a reasonable wind-down period to move the production of the applicable MPU Products to Qualified Processes at the FoundryCo Manufacturing Entities without materially affecting AMD’s supply obligations to its customers. FoundryCo agrees, in good faith, to work with AMD to resolve any issues related to AMD’s ongoing customer relationship as a result of AMD’s inability to engage [****] as a second source manufacturer. Notwithstanding the foregoing and except for the reasonable transition period contemplated in the final sentence of Section 2.1(a), to the extent the relevant MPU Products were being made by [****] or [****] at the time AMD acquired the applicable business pursuant to the final sentence of Section 2.1(a), AMD agrees not to second source any MPU Products from [****] or [****] or any company controlled by [****] or [****].

(c) GPU Products.

i. AMD commits to, and the parties agree to work together, to establish FoundryCo’s ability to manufacture GPU Products via a high volume bulk 32 nm process with Specifications to be agreed upon in advance by the parties in writing.

ii. At such time as FoundryCo has established a 32 nm Qualified Process, AMD agrees, subject to this Section 2.1(c), that it will purchase from FoundryCo Sales Entities at least [****] percent ([****]%) of AMD’s and the Remaining Discovery Subsidiaries’ monthly Wafer requirements for the GPU Products at all Process Nodes, as further detailed in Exhibit C, ramping up linearly over a five (5) year period beginning with the fiscal month in which the initial [****] percent ([****]%) GPU

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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Product volume sourcing commitment has been met, to at least [****] percent ([****]%) of AMD’s Wafer requirements of its GPU Products (such minimum percentage, the “GPU Minimum Percentage”). If for an applicable quarter it is determined that AMD has not placed the GPU Minimum Percentage of AMD’s and the Remaining Discovery Subsidiaries’ GPU Products for manufacture by FoundryCo as set forth herein, the parties agree to meet, discuss and implement a mutually acceptable corrective action plan to address such non-compliance and to enable FoundryCo to manufacture higher volumes of the GPU Products in future.

iii. For each GPU Product (including the first-tape out of such GPU Product), FoundryCo shall have a [****] in accordance with the process set forth in Exhibit B to manufacture such GPU Product. For the avoidance of doubt, the parties agree that FoundryCo shall have such [****] in accordance with the process set forth in Exhibit B with respect to each GPU Product (whether or not such GPU Product is first GPU Product) at [****].

iv. AMD agrees not to sell, transfer or otherwise dispose of all or substantially all of its or the Remaining Discovery Subsidiaries’ assets related to GPU Products and related technology (including the equity interests of ATI Technologies ULC or its other subsidiaries that own such assets) to any person (other than to AMD or another Remaining Discovery Subsidiaries) without the consent of FoundryCo, unless the transferee (A) agrees to be bound by the provisions of this Agreement with respect to GPU Products, [****] and the GPU volume commitment set forth in this section 2.1(c), and (B) agrees to purchase, on an annual basis, GPU Products in an amount equal to the GPU Minimum Percentage (determined at the time of such transfer) of AMD’s volume of total GPU Products purchased from any foundry during the one (1) year period before such transfer, or if such transfer takes place less than one (1) year from the Effective Date, then the annualized volume for the period from the Effective Date to such transfer date.

(d) Embedded Products. FoundryCo shall continue to manufacture the Embedded Products (other than such Products on [****] technology), in accordance with the terms of this Agreement, that AMD is manufacturing as of the Effective Date so long as AMD gives FoundryCo commercially viable volumes, as determined by the Partnership Committee.

(e) Other Future Products. AMD shall have no purchase commitment with respect to any Other Future Products; provided, however, that in the event AMD introduces a tape-out of any Other Future Products, FoundryCo shall have a right of first refusal in accordance with the process set forth in Exhibit B to manufacture such Other Future Product (including the first tape-out of such Other Future Product), subject to Qualification of such Other Future Product at such Process Node.

2.2 Capacity Commitment. The parties agree to work in good faith to review the forecast with respect to MPUs provided by AMD pursuant to Section 5.1, including a review of all incremental [****] and [****] expected to [****] by FoundryCo resulting from any [****] in the MPU Product volumes pursuant to the MPU Product forecasts. Upon completion of such review, and to the extent agreed to by the parties regarding the implementation of any additional capacity at FoundryCo Manufacturing Entities, FoundryCo shall allocate such additional capacity sufficient to produce the MPU Product volumes indicated in the relevant Binding Forecasts. The parties agree to act in good faith and in reasonable manner in connection with such review and any agreement to allocate such capacity. The parties agree to establish capacity requirements in writing in advance for the manufacture and supply of GPU Products. Notwithstanding the foregoing, FoundryCo will use commercially reasonable efforts to fill any unutilized capacity at FoundryCo Manufacturing Entity facilities that has been allocated to AMD as set forth in this Agreement with production on behalf of third parties, and FoundryCo will offset AMD’s obligations to reimburse FoundryCo’s fixed costs for such unutilized capacity by the percentage of such unutilized capacity FoundryCo uses to manufacture products for third parties; provided that FoundryCo shall not be required to fill such unutilized capacity that has been allocated to AMD if there exists unutilized capacity at FoundryCo Manufacturing Entity facilities that has not been allocated to AMD.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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3. PROCESS IMPLEMENTATION

3.1 Operational Coordination. The parties will maintain communication via applicable technical personnel to ensure production and delivery of Products in accordance with the requirements as set forth in this Agreement.

3.2 Partnership Committee.

(a) Partnership Committee Composition. The parties hereto shall create a partnership committee (the “Partnership Committee”) which shall have responsibility for the implementation of this Agreement and for the relationship between FoundryCo and AMD. The Partnership Committee shall be comprised of at least four (4) members, with each of AMD and FoundryCo appointing an equal number of representatives. The Partnership Committee will create or approve general guidelines, policies, and procedures governing the process for determining any specific parameters to be mutually established by the parties (e.g., production volume forecast, customer feedback, Specifications, Target Yields). The Partnership Committee will meet (a) on a quarterly basis, (b) at the request of any party in connection with the resolution of a dispute, and (c) at the reasonable request of any party to address significant issues with respect to this Agreement. The Partnership Committee or its designees will also conduct QBRs and QTRs.

(b) Dispute Escalation. If at any point the Partnership Committee members are deadlocked and cannot reach agreement on an issue, the Partnership Committee will notify the relevant executive officer (each, a “Relevant Executive Officer”) of AMD and FoundryCo of the issue. If the Relevant Executive Officers reasonably determine that the issue warrants further escalation, the Relevant Executive Officers will then discuss the issue in person or by telephone and the parties shall attempt in good faith to resolve the issue for a period of ten (10) Business Days. If the issue is not resolved, as agreed by AMD and FoundryCo, within such ten (10) Business Day period, the issue will be escalated to the chief executive officers of AMD and FoundryCo.

3.3 New Processes. The parties will discuss in good faith the details of the introduction of new process technologies, technology roadmaps and new Process Nodes at FoundryCo (subject to, in each case, any applicable constraints to which FoundryCo may be subject pursuant to any confidentiality obligations (whether oral or in writing) to or confidentiality agreements with third parties) for use to manufacture Products, including production capacity, ramp time, dependencies and Wafer Prices. As between FoundryCo and AMD, FoundryCo will bear all expenses for introducing new process technology and new Process Nodes, as further described in Exhibit A, other than AMD-Specific Manufacturing Process Technologies.

3.4 New Products. If the parties agree, pursuant to Section 2.1 or otherwise, to add new non-MPU Products for FoundryCo to manufacture on AMD’s behalf, AMD and FoundryCo shall agree in writing in advance on the Specifications, the AMD-Specific Product Qualification Plan and the price for such new non-MPU Products.

3.5 Product Development Wafer Production Run. Upon the agreement of the parties pursuant to a purchase order, FoundryCo will produce Product Development Wafers, using the applicable FoundryCo manufacturing process, and deliver the Product Development Wafers to AMD in accordance with the AMD-Specific Qualification Plan or the Qualification Plan agreed upon by the parties.

3.6 Process Evaluation. AMD shall evaluate the Wafers provided by FoundryCo in accordance with the AMD-Specific Qualification Plan or the Qualification Plan, as applicable. The parties will then assess in accordance with the procedures set forth in Exhibit G whether the applicable manufacturing process fulfills the necessary requirements to manufacture the applicable Products in commercial production quantities in accordance with all applicable Specifications and requirements.

3.7 Yield Calculation Process and Yield Improvements.

(a) Existing Products on Existing Processes. On a fiscal quarter basis within thirty (30) days following the end of the previous fiscal quarter, the parties will meet and review the actual Yields achieved by

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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FoundryCo on a Product by Product basis. The parties will agree in writing on a Product by Product basis for the Target Yields for each Product that will apply to orders placed in the subsequent fiscal quarter. For the first [****] fiscal quarters following the Effective Date, the lot average actual Yields measured over the last completed fiscal quarter prior to the Effective Date for the Products calculated by AMD and provided to FoundryCo shall be used for the Target Yields.

(b) New Products on New Processes. For instances where AMD and FoundryCo have agreed that FoundryCo will manufacture a new Product for AMD and will do so on a new process that has not previously been Qualified to manufacture Products for AMD, the Partnership Committee may set a Target Yield, but Yield and Yield Loss percentages will not be calculated until the parties mutually agree that a sufficient number of Wafers have been produced to generate Target Yield data. The parties will establish in advance mutually-acceptable test criteria for determining conformance of the applicable Die to the applicable Specifications so that the Target Yield data will be determined objectively.

(c) New Products on Existing Processes. For instances where AMD and FoundryCo have agreed that FoundryCo will manufacture a new Product for AMD and will do so on an existing FoundryCo process that has previously been Qualified to manufacture Products for AMD, the Partnership Committee may set a Target Yield, but the Target Yield will not be calculated until the parties mutually agree that a sufficient number of Wafers have been produced to generate Target Yield data, with a presumption that fewer Wafers will need to be produced to calculate such Target Yield data than would be required for new Products on new processes. The parties will establish in advance mutually-acceptable test criteria for determining conformance of the applicable Die to the applicable Specifications so that the Target Yield data will be determined objectively.

(d) Yield Improvements. FoundryCo shall use commercially reasonable efforts to continuously improve Yields and to decrease Yield Losses for all Products. AMD understands and accepts that design and test program changes instigated by AMD (for instance, by moving test from system level test to wafer sort test) may decrease the Wafer sort Yield and reasonably decrease the Target Yield, and agrees to reset the relevant Target Yield and Wafer sort Yield accordingly. FoundryCo shall notify AMD with respect to such decrease in the Wafer sort Yield and decrease in the Target Yield.

3.8 Notice of Engineering Change.

(a) Engineering Change Approval. FoundryCo shall not remove, destroy, cease production on, or make any Major Changes to, any Qualified Process, or the controlled process parameters or sources, types or grade classifications of materials used on any Qualified Process, with respect to any Product, except (i) in accordance with FoundryCo’s then-standard, reasonable engineering change notification process as generally applied to its customers; (ii) as reviewed and approved by the Partnership Committee on a case-by-case basis; or (iii) in accordance with a mutually agreed-upon process for implementing end-of-life procedures at the request of AMD.

(b) Engineering Change Requests from AMD. AMD may request Engineering Changes to a Qualified Process with respect to any Product from time to time. AMD agrees to provide FoundryCo reasonable specifications and rationales for making the process change, as well as propose an effective date for such Engineering Changes. FoundryCo shall respond within a reasonable period of time with a change order advising AMD as to whether it can support such change, and if it can support such change, the impact of such change on Product price, Yield, schedule, materials and work in progress. FoundryCo shall implement the requested Engineering Changes upon written agreement by AMD and FoundryCo of the terms of the change order.

3.9 Information. To the extent that it is able to do so based on disclosure obligations to third parties, and upon a specific request from AMD and the receipt by FoundryCo of each relevant consent from its third party

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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customers, FoundryCo agrees to share with AMD the necessary technical and manufacturing information to ensure successful performance and production ramp of Products. Without limiting the foregoing, FoundryCo agrees to provide AMD the information listed in Exhibit D in accordance with the delivery schedules specified in Exhibit D for the applicable information.

3.10 Technical Assistance to Enable FoundryCo to Implement New Processes and New Process Nodes. The parties acknowledge and agree that it is in the best interest of each party that FoundryCo design and implement new processes and new Process Nodes to enable FoundryCo to manufacture Products on behalf of AMD and to obtain additional customers for its services. Therefore, AMD agrees to use reasonable efforts to provide FoundryCo information and assistance to enable FoundryCo to implement manufacturing processes at Process Nodes that are equivalent to or better than similar manufacturing processes at the same or higher Process Nodes in the marketplace. This information sharing between AMD and FoundryCo will be conducted through the Quarterly Technical Reviews and Quarterly Business Reviews or as otherwise agreed by the parties.

4. PRODUCTION

4.1 General. Upon the successful completion of Qualification, the FoundryCo Manufacturing Entities will manufacture the Products, utilizing the applicable Qualified Processes, for AMD in accordance with the terms and conditions of this Agreement.

4.2 Sort Services and Sort Equipment.

(a) Sort Services. As part of the Wafer supply services performed by FoundryCo for AMD under this Agreement, FoundryCo agrees to provide the Sort Services on a Product by Product basis as requested by AMD. Unless otherwise agreed to by the parties, AMD shall consign to the FoundryCo Manufacturing Entities all equipment and tooling (other than the Sort Equipment described below in Section 4.2(b), but including any upgrade to then existing equipment and tooling) necessary for the FoundryCo Manufacturing Entities to provide Sort Services, and such equipment and tooling shall be considered AMD Furnished Property subject to Section 4.3 below.

(b) Sort Equipment. The Sort Equipment will be owned by FoundryCo pursuant to the Master Agreement. The parties will meet and discuss in good faith with respect to any proposal from FoundryCo or AMD to modify or dispose of any of the Sort Equipment. In the event any or all of the Sort Equipment is no longer useable for providing Sort Services for MPU Products or for products of FoundryCo’s other customers due to AMD changes in its test platforms or otherwise, FoundryCo may dispose of such Sort Equipment in any reasonable manner and AMD agrees to reimburse FoundryCo for the [****] between (i) the [****] of (A) [****] percent ([****]%) of the [****] of the disposed Sort Equipment, (B) [****] to dispose of the Sort Equipment, (C) all [****] and [****] (and any [****] related to such [****] and [****]) required to be [****] as a result of such disposition, and (D) [****] incurred by FoundryCo on such disposition, and (ii) the [****] from the [****] of Sort Equipment [****] by FoundryCo. Notwithstanding the foregoing, if the [****] resulting from the [****] of such Sort Equipment, [****] the [****] to be [****] by AMD as set forth above, including the [****] of [****] or [****] results in a [****] from such disposal of the Sort Equipment, then FoundryCo agrees to [****] AMD the [****] resulting from such disposal of the Sort Equipment.

4.3 AMD Furnished Property. AMD may provide FoundryCo AMD Furnished Property from time to time to enable FoundryCo to provide the services specified under this Agreement. All such AMD Furnished Property shall be itemized and agreed upon in writing by the parties from time to time. All equipment and tooling included in the AMD Furnished Property shall be installed at the locations agreed upon in writing in advance and shall not be serviced without the prior written consent of AMD on a case-by-case basis, except that AMD’s prior written consent shall not be required if the AMD Furnished Property is serviced by appropriate FoundryCo

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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Manufacturing Entity personnel, by the manufacturer of the AMD Furnished Property, or by an AMD pre-approved vendor. [****] shall bear all reasonable maintenance and other operational costs for all equipment consigned by AMD as part of the AMD Furnished Property. The parties will agree from time to time regarding the nature, quantity and location for all AMD Furnished Property and FoundryCo shall be responsible for the proper storage of the AMD Furnished Property, at [****] reasonable expense, and for FoundryCo’s use of the AMD Furnished Property, ordinary wear and tear excepted. Upon completion of use, or upon termination of this Agreement, FoundryCo shall return such AMD Furnished Property to AMD at [****] reasonable expense in accordance with AMD’s reasonable packing and shipment instructions.

4.4 AMD Activities at FoundryCo Facilities. It is anticipated by the parties that AMD may undertake activities as needed at FoundryCo Manufacturing Entity facilities (i) to work with FoundryCo Manufacturing Entities to enhance and to improve engineering and quality initiatives with respect to the manufacture of Products for AMD and (ii) to verify maintenance of the AMD-Specific Qualified Processes and the manufacturing of the Products for AMD in accordance with the Specifications. AMD agrees to comply with all applicable safety, security and environmental policies and procedures implemented by FoundryCo at such facilities. In addition, AMD will comply with all confidentiality procedures that separate AMD activities at FoundryCo facilities from other activities related to other FoundryCo customers. FoundryCo agrees to implement reasonable safety, security and environmental procedures at all of its facilities, including reasonable security procedures to protect the confidentiality of AMD’s technical information and AMD’s personnel for AMD-Specific Manufacturing Process Technology and AMD’s Confidential Information.

4.5 Provision of Reticles. The parties will obtain and manage the reticles for the Products as further specified in Section 5.9 and Exhibit H.

4.6 Quick Turn Module Assembly Line Services. As part of the Wafer supply services performed by FoundryCo for AMD under this Agreement, FoundryCo agrees to provide quick turn module assembly line services on a Product by Product basis as reasonably requested by AMD.

4.7 Treatment of Gain on Sale of Specific FoundryCo Equipment. When FoundryCo delivers certain specific [****] equipment that was sold to [****] prior to the Effective Date and recognizes the gain on the sale of such equipment, to the extent such gain reduces [****], the gain shall be reversed in calculating [****] or [****] for the Period in which such gain was recognized by FoundryCo. For the avoidance of doubt, [****] or [****] shall not be reduced in that Period as a result of such gain.

5. ORDER AND SHIPMENT

5.1 MPU Product Forecasts. Beginning on the Effective Date, AMD shall provide FoundryCo, in writing on a monthly basis a non-binding, rolling [****] month forecast of its monthly volume requirements for MPU Products on a Product by Product basis, identified by specific technology and Process Node for the MPU Products listed. Notwithstanding the foregoing, upon the agreement of the parties with respect to any additional capacity requirements as specified in Section 2.2, the forecasts for capacity requirements for MPU Products shall be binding on each party regarding the Binding Forecast Period. AMD shall be required to [****] FoundryCo for [****], as part of the MPU Product pricing calculation in Exhibit A, [****]. Notwithstanding anything to the contrary, the parties agree that the binding capacity for the first [****] years after the Effective Date shall be [****] percent ([****]%) of the capacity at [****] plus ****] and any [****] at the request of AMD to [****] during such [****] years per mutual written agreement by the parties.

(a) In the event that during the Binding Forecast Period AMD requests additional capacity and FoundryCo provides such capacity, AMD shall also [****] FoundryCo for the [****], as part of the MPU pricing calculation in Exhibit A, for such additional capacity.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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(b) FoundryCo shall, upon receipt of the relevant [****] month rolling forecast, provide AMD, on a quarterly basis, with a non-binding forecast of the [****], [****], [****] and [****] (for [****]) at a reasonable level of detail required to produce and maintain the capacity requirements contained in such forecast.

(c) FoundryCo agrees to make a good faith effort to provide additional capacity to meet AMD requirements in excess of the capacity allocated to AMD pursuant to this Section 5.1 and Section 2.2; provided, however, that FoundryCo shall not be required to reallocate any capacity that has been committed to its other customers.

5.2 GPU Products. AMD shall provide FoundryCo, in writing and updated on a monthly basis, a rolling [****] month forecast of its Forecasted GPU Wafer Demand on a Product by Product basis, identified by specific technology and Process Node for the GPU Products listed.

5.3 Embedded Products. AMD shall provide FoundryCo, in writing and updated on a monthly basis, a non-binding, rolling [****] month forecast of its monthly volume requirements for Wafers for Embedded Products on a Product by Product basis, identified by specific technology and Process Node for the Embedded Products listed.

5.4 [****] Principles.

(a) The [****] set forth in Exhibit A are based on the assumption that in the early years of this Agreement following the Effective Date, AMD will likely be the primary customer of FoundryCo, and that it will take time for FoundryCo to establish additional customers to fill capacity at its facilities not used to manufacture Products on behalf of AMD. However, subject to Section 2.2, FoundryCo agrees (i) to make a good faith effort to fill any capacity at its facilities allocated to AMD that is not required to meet FoundryCo’s supply commitments under this Agreement by providing foundry services to additional customers and (ii) to offset AMD’s obligations to [****] FoundryCo’s [****] for such capacity by the [****] of such capacity FoundryCo uses to manufacture products for third party customers.

(b) In addition, subject to Section 2.2, if AMD notifies FoundryCo in writing that despite the binding MPU Product forecast AMD issued pursuant to Section 5.1 above, AMD’s actual requirements for MPU Product production will be less than initially forecasted for the applicable Binding Forecast Period, FoundryCo agrees to use commercially reasonable efforts to find customers to fill the unneeded capacity and to the extent that FoundryCo does engage alternative customers to fill such capacity no longer needed by AMD, then FoundryCo agrees not to charge AMD for the forecasted, but no longer necessary, capacity for which FoundryCo has found alternative purchasers, provided that the price paid by such alternative purchasers is equal to or greater than the purchase price for the MPU Products to have been manufactured for AMD pursuant to the applicable forecast.

(c) The parties agree to use commercially reasonable efforts to work together to reduce [****] and [****], including by improving [****].

5.5 Purchase Orders.

(a) AMD will purchase Products from FoundryCo Sales Entities pursuant to valid purchase orders referencing this Agreement that specify the purchase order number, type and quantity of Products ordered, the applicable price for such Products, the place(s) of delivery, and required delivery date(s). Purchase orders may take the form of electronic submissions in a mutually-acceptable format (including submissions currently referred to by AMD as “B+B+B files”) so long as they contain the same information specified above for purchase orders, even if such submissions may not be referred to specifically as “purchase orders” when transmitted. The applicable FoundryCo Sales Entity shall provide written order acknowledgements by

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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confirmed facsimile, electronic transmission, or other mutually-agreed means as soon as reasonably practicable; provided that such purchase orders shall not be binding until accepted in writing by the applicable FoundryCo Sales Entity. Notwithstanding the foregoing, no FoundryCo Sales Entity may reject an MPU Product purchase order submitted in accordance with Binding Forecasts and Lead Times, and will not unreasonably delay purchase order acknowledgments or unreasonably reject purchase orders submitted in accordance with applicable forecasts and Lead Times for all other Products. In the event of any discrepancy between any pre-printed terms on a purchase order or sales acknowledgment form or notice and the terms of this Agreement, this Agreement shall prevail and any different or additional terms shall be deemed rejected.

(b) Minimum Batch Sizes for Production Wafers shall be determined by FoundryCo on a commercially reasonable basis. Lead Times will be determined by the parties on a Product-by-Product basis. Lead Times shall take into account manufacturing process cycle times, capacity commitment times, materials ordering times, and the like.

5.6 Acceleration. It is anticipated that from time to time there may be instances where an accelerated lead and cycle time is required to serve the needs of AMD. AMD shall have the right to request change orders to existing purchase orders to accelerate production and delivery of specified Products by providing written notice to FoundryCo prior to the delivery of the Products impacted by such change order and FoundryCo shall use commercially reasonable efforts to meet such request; provided that, unless otherwise agreed to by the parties, such lot acceleration shall be limited to [****] percent ([****]%) of AMD’s [****] at [****].

5.7 Cancellations. Subject to AMD’s purchase volume commitments set forth in this Agreement, including the MPU Product purchase requirements set forth in Section 5.1, AMD may cancel any purchase order or portion thereof for Products, without charge, upon [****] days advance written notice to FoundryCo prior to the applicable Wafer Start date. If AMD provides notice of cancellation on or after the applicable Wafer Start date for a Product order, then AMD agrees to pay FoundryCo [****], per a mutually-agreed scrap calculation as further described in Exhibit F, for [****] incurred by FoundryCo for the ordered Products under the cancelled purchase order, provided that such [****] may not be reasonably used by FoundryCo in fulfilling subsequent purchase orders.

5.8 Lot Splits and Lot Holds. The parties agree to work in good faith with respect to any lot splits and lot holds requested by AMD; provided that, unless otherwise agreed to by the parties, no lot hold may extend for a period exceeding [****] days and the total number of Wafers on hold cannot exceed [****] percent ([****]%) of total work in process for AMD.

5.9 Reticle Holds. FoundryCo agrees to retain reticles for Products for at least [****] months following the last applicable Product delivery for the applicable reticle. At the end of such [****] month period, upon agreement by the parties, FoundryCo may return such reticles to AMD at AMD’s expense if no applicable Product has been forecasted by AMD.

5.10 Product End of Life Procedures. If AMD decides that it will no longer offer for sale and sell a particular Product, AMD will give FoundryCo reasonable prior written notice, and the parties will mutually agree upon and implement an end of life process for the applicable Products, including any Wafers specific to that Product that may still be on hold in accordance with Section 5.8 above. As part of such discussions, the parties will determine the disposition of any reticles specific to that Product.

6. DELIVERY

6.1 Packaging. The FoundryCo Manufacturing Entities will package the Products for shipment to AMD in accordance with the applicable industry standard specifications, unless otherwise agreed to by the parties.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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6.2 Delivery and Risk of Loss. Unless otherwise agreed to by the applicable FoundryCo Sales Entity and AMD, the Products will be delivered EXW the applicable FoundryCo Manufacturing Entity (Incoterms 2000). Title to Products will pass from the applicable FoundryCo Sales Entity to AMD upon receipt of the Products by AMD or its carrier at the FoundryCo Manufacturing Entity shipping dock, unless the applicable FoundryCo Sales Entity and AMD agree to another location. At AMD’s request, the applicable FoundryCo Sales Entity will arrange for transportation in accordance with standard industry practice, and AMD shall pay for the transportation of the Products.

7. PRICING, R&D CHARGES AND PAYMENT

7.1 Pricing.

(a) MPU Product Pricing. The methodology for calculating the pricing for MPU Products is set forth in Exhibit A attached hereto. The same pricing and pricing methodology shall apply to Fusion Products, if and when such Fusion Products are developed by AMD.

i. MPU Product pricing for the first [****] after the Effective Date shall be the amount as determined under Section 1 of Exhibit A. Such amounts shall be determined based on FoundryCo’s capacity in place to manufacture MPU Products for such [****], which shall be [****] percent ([****]%) of the [****] at [****] plus [****] and any [****] added at the request of AMD to [****] during such [****] period per mutual written agreement of the parties.

ii. MPU Product pricing for FoundryCo’s fiscal years subsequent to such [****] period shall be the amount determined under Section 1 of Exhibit A and based on the [****] pursuant to Sections 2.2 and 5.1. If FoundryCo decides, in accordance with Exhibit D to the Shareholders’ Agreement, to [****] after the Effective Date [****], and the choice of location for such [****] will result in materially increased [****] for the MPU Products, then AMD and FoundryCo shall discuss in good faith [****] measures to make the [****] manufactured at such new facilities reasonably consistent with the [****] for the same type of MPU Products manufactured at [****] of FoundryCo Manufacturing Entities; provided that the parties agree that the [****] in Section 1 of Exhibit A on [****] shall not be amended. Notwithstanding the foregoing, AMD acknowledges and agrees that normal, [****] by foundries to implement new processes or new facilities shall not be taken into account in determining whether a material [****] in [****] has occurred.

(b) GPU Product Pricing. At such time as FoundryCo is able to begin manufacturing GPU Products for AMD, the parties will agree on the applicable pricing for such GPU Products; provided, however, that the parties agree that such prices shall be based on [****]. The price for Engineering Wafers for GPU Products shall be determined by mutual written agreement of the parties on a case-by-case basis.

(c) Embedded Product Pricing. The pricing for Embedded Products shall be based on [****]. The price for Engineering Wafers for Embedded Products shall be determined by mutual written agreement of the parties on a case-by-case basis.

(d) Other Future Product Pricing. The parties will agree on applicable pricing for any Other Future Products; provided, however, that the parties agree that such prices shall be based on [****]. The price for Engineering Wafers for Other Future Products shall be determined by mutual written agreement of the parties on a case-by-case basis.

(e) Shipping Costs. AMD shall bear, in addition to the Product pricing agreed upon by the parties, the amount of any freight, insurance, handling and other duties levied on the shipment of Product.

(f) Price Calculation Process for Products other than MPU Products. The parties may from time to time agree on a Product by Product basis to alter the method of calculating the pricing for a Product, including to die-buy purchasing models, and regarding situations where Yields may be materially less than Target Yields (but greater than RMA Thresholds) or materially greater than Target Yields.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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7.2 Research and Development Charges.

(a) Charge for [****]. The charge for [****] shall be determined pursuant to Section 2 of Exhibit A. Pursuant to Section 5 of Exhibit A, should FoundryCo produce products for other customers using the AMD-Specific Manufacturing Process Technology, FoundryCo shall pay a rebate amount, if any, to AMD as described therein. Such rebate shall in the form of a credit by FoundryCo against the accounts receivable from AMD.

(b) Charge for Process Development Wafers. Charges for Process Development Wafers shall be determined pursuant to Section 3 of Exhibit A.

(c) Charge for Product Development Wafers. The charge for Product Development Wafers shall be determined pursuant to Section 4 of Exhibit A.

(d) [****], [****] and [****]. Notwithstanding anything to the contrary in this Agreement, FoundryCo shall not charge AMD for its [****], for any [****], or for any [****], other than as may be provided in the Transition Services Agreement.

7.3 Payment.

(a) The FoundryCo Sales Entities will invoice AMD for all Products (including Product Development Wafers) shipped to AMD in a manner to be mutually agreed by the applicable FoundryCo Sales Entities and AMD. Payment shall be made in U.S. Dollars in cash within forty-five (45) days after the invoice date unless otherwise agreed to by the parties.

(b) The prices for MPU Products shall be based on forecasts of the [****] provided by FoundryCo to AMD pursuant to Section 5.1(b). The parties shall true-up at the end of each [****] any difference in such prices based on such forecasts and the actual [****] calculated by FoundryCo at the end of such [****]. If at the end of each fiscal [****] Period, AMD has [****] the [****] to it pursuant to Sections 2.2 and 5.1, FoundryCo shall, as part of a mandatory, [****] true-up process, invoice AMD for the [****] related to [****]. If, as part of such [****] true-up process, AMD has previously overpaid required amounts, then the amount of overpayment will be deducted from the next payment due from AMD. FoundryCo shall invoice AMD with respect to [****] at the end of each fiscal [****].

7.4 Taxes. Unless otherwise explicitly stated, the prices specified in this Agreement are exclusive of any sales, use, excise, consumption or similar taxes, and of any export and import duties, which may be levied upon or collectible by FoundryCo as a result of the sale or shipment of the products to AMD or its customers. AMD agrees to pay and otherwise be fully responsible for any such taxes and duties, unless in lieu thereof AMD provides FoundryCo with an exemption certificate acceptable to the relevant governmental authorities.

8. AUDIT

8.1 Audit.

(a) FoundryCo. FoundryCo shall keep records in sufficient detail to enable AMD to determine the correctness of the pricing for MPU Products, and to determine the correctness of the [****] allocated to AMD, in accordance with Section 7. FoundryCo shall permit said records to be inspected, at AMD’s expense, upon reasonable advance notice, during regular business hours by an independent auditor selected by AMD and approved by FoundryCo, which approval shall not be unreasonably withheld. The audit shall only be for the purpose of verifying that the MPU Product prices and the [****] allocations established in Section 7 have been properly calculated. Inspections conducted under this Section 8.1(a) shall be at AMD’s expense, unless a variation or error in FoundryCo’s calculations have produced an overcharge of [****] percent ([****]%) or more for the applicable audited period, in which case FoundryCo shall bear the

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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reasonable expenses of such audit. Notwithstanding anything to the contrary in Section 4.4 or this Section 8.1, FoundryCo shall not be obligated to permit AMD to inspect any agreement or terms with other third party customers, including with respect to pricing.

(b) AMD. AMD shall keep records in sufficient detail to enable FoundryCo to determine that AMD has complied with its second sourcing limitations in Section 2.1(b) and its GPU Product volume sourcing commitments in Section 2.1(c). AMD shall permit said records to be inspected, at FoundryCo’s expense, upon reasonable advance notice, during regular business hours by an independent auditor selected by FoundryCo and approved by AMD, which approval shall not be unreasonably withheld. The audit shall be for the purpose of verifying that AMD has complied with its second source restrictions in Section 2.1(b) and its GPU Product sourcing commitments in Section 2.1(c). Inspections conducted under this Section 8.1(b) shall be at FoundryCo’s expense, unless AMD has a non-compliance variance adverse to FoundryCo of [****] percent ([****]%) or more of (i) the relevant [****] percent ([****]%) second source restriction or (ii) the GPU Minimum Percentage for the applicable audited period, in which case AMD shall bear the reasonable expenses of such audit.

9. LIMITED WARRANTY; WARRANTY DISCLAIMER

9.1 Limited Warranty. FoundryCo represents and warrants that the Products delivered hereunder (other than Engineering Wafers) shall meet the applicable Specifications, and shall be free from defects in material and workmanship, under normal use and service during the Warranty Period. If, during the Warranty Period, (i) AMD notifies FoundryCo promptly in writing upon discovery of any defect in the applicable Products, including a reasonable description of the alleged defect, or if Yield Losses exceed pre-established limits, (ii) AMD returns samples of such Products to FoundryCo pursuant to the RMA procedures described in Exhibit E, and (iii) FoundryCo determines in good faith that such Product is defective or corroborates the low Yields and that such defect or low Yield was not caused by any accident, abuse, misuse, neglect, improper installation, repair, alteration or some other action by someone other than FoundryCo, improper testing or use contrary to any instructions issued by FoundryCo, or by any other reason not attributable to FoundryCo, then FoundryCo shall undertake the actions specified in Exhibit F. The warranty in this Section 9.1 does not apply to any failure in conformance or defect to the extent arising as a result of AMD’s design nor for any other cause not attributable to defective materials or workmanship or failure to meet Specifications on the part of FoundryCo. This paragraph states the exclusive remedy of AMD and FoundryCo’s sole and exclusive obligation for a breach of the foregoing warranty. All Engineering Wafers delivered to AMD are delivered “AS IS,” without any warranty of any kind.

9.2 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 9.1, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FOUNDRYCO EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS REGARDING THE WAFERS PROVIDED HEREUNDER, WHETHER EXPRESS, IMPLIED OR STATUTORY, AND INCLUDING BUT NOT LIMITED TO ALL WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

10. INDEMNIFICATION

10.1 AMD Indemnity. Except as provided for in Section 10.2 below, AMD shall, at its own expense, indemnify, defend and hold FoundryCo and its Affiliates, officers, directors, employees, agents, successors and assigns (“FoundryCo Indemnified Parties”) harmless from and against any liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees, arising from any third party action, claim, suit or proceeding alleging infringement or misappropriation of such third party’s patent, trademark, copyright, mask work or other intellectual property rights to the extent arising from (i) FoundryCo Manufacturing Entities making Wafers for AMD in compliance with any AMD’s Product designs or Specifications, (ii) the use by FoundryCo

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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Manufacturing Entities to make Products for AMD of the same equipment, material, manufacturing methods and process technologies as those used by AMD or its Subsidiaries at the relevant facilities immediately prior to the Effective Date (provided that such indemnity shall not be applicable for this clause (ii) if such use were not in the same manner as that used by AMD or its Subsidiaries immediately prior to the Effective Date and the applicable claim directly relates to a FoundryCo Manufacturing Entity’s not using such equipment, materials, manufacturing methods and process technologies in the same manner for the same Products as those used by AMD or its Subsidiaries immediately prior to the Effective Date); or (iii) the use by FoundryCo Manufacturing Entities of AMD Furnished Property (provided that such indemnity shall not apply with respect to this clause (iii) if the FoundryCo Manufacturing Entities have not used such AMD Furnished Property in accordance with all applicable safety standards and instructions and the applicable claim directly relates to the FoundryCo Manufacturing Entities’ not complying with the applicable safety standards and instructions); provided that such indemnities shall not apply to such liabilities, losses, damages, costs or expenses arising from fraud, willful misconduct or gross negligence of FoundryCo Indemnified Parties.

10.2 FoundryCo Indemnity. Except as provided for in Section 10.1, FoundryCo shall, at its own expense, indemnify, defend and hold AMD and its Affiliates, officers, directors, employees, agents, successors and assigns (“AMD Indemnified Parties”) harmless from and against any liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees, arising from any third party action, claim, suit or proceeding alleging infringement or misappropriation of such third party’s patent, trademark, copyright, mask work or other intellectual property rights to the extent arising from FoundryCo’s method of manufacturing the applicable Products, providing the Sort Services, or from IP blocks (e.g., standard cell libraries), (except as a result of the use by FoundryCo of the same equipment, materials, manufacturing methods and process technologies as those used by AMD or its subsidiaries at the relevant facilities immediately prior to the Effective Date); provided that such indemnity shall not apply to such liabilities, losses, damages, costs or expenses arising from fraud, willful misconduct or gross negligence of AMD Indemnified Parties.

10.3 Notice of Loss; Third Party Claims. The provisions of Section 12.07 of the Master Agreement shall apply in connection with any claim for a loss under this Section 10 as it relates to the indemnified party and the indemnifying party under this Section 10.

11. INTELLECTUAL PROPERTY

11.1 License Grant. Subject to the terms and conditions of this Agreement, AMD grants FoundryCo and the applicable FoundryCo subsidiaries (and any permitted assignees) a non-exclusive, non-transferable, royalty-free right and license to make Products on behalf of AMD and to import and sell such Products to AMD. Subject to the terms and conditions of this Agreement, AMD also grants FoundryCo and the applicable FoundryCo subsidiaries (and any permitted assignees) a non-exclusive, non-transferable, royalty-free right and license to reproduce any documentation provided by AMD hereunder to enable FoundryCo and the applicable FoundryCo subsidiaries (or such permitted assignees) to manufacture the Products on behalf of AMD. All other rights are reserved. AMD confirms that on the Effective Date, AMD has not granted such rights or licenses to AMD’s Technology or non-patent intellectual property rights to FoundryCo or any applicable FoundryCo subsidiaries, other than the rights or licenses granted pursuant to this Section 11.1 related to designs or Specifications for the Products and to the AMD Excluded Technology (as defined and listed in the Non-Patent Intellectual Property and Technology Transfer Agreement between FoundryCo and AMD of even date herewith).

11.2 AMD Ownership. Subject to the Non-Patent Intellectual Property and Technology Transfer Agreement between FoundryCo and AMD of even date herewith, as among the parties, AMD will own all right, title and interest in and to the designs and Specifications for the Products, and any other documentation that AMD provides FoundryCo pursuant to this Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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11.3 FoundryCo Ownership. Subject to the Non-Patent Intellectual Property and Technology Transfer Agreement between FoundryCo and AMD of even date herewith, as among the parties, FoundryCo will own all right, title and interest in and to any manufacturing process technology that the FoundryCo Manufacturing Entities use to manufacture the Products hereunder.

11.4 Joint Development of New Technology or Intellectual Property Rights. This Agreement does not address the development and ownership of new technology or intellectual property rights. If the parties choose to work together to develop new process technology, new product technology, the parties will enter into a separate written development agreement to address the terms and conditions of such development work, and the resulting ownership and licenses applicable to any intellectual property rights created as a result.

11.5 Trademarks. None of the parties shall acquire any proprietary right or interest in any trademark of another party by reason of this Agreement.

12. TERM AND TERMINATION

12.1 Term. This Agreement shall commence on the Effective Date and shall continue until the later of [****] years or until the [****] on Qualified Processes per month, unless terminated earlier by FoundryCo or AMD pursuant to Section 12.2, but in no event longer than fifteen (15) years after the Effective Date. The parties agree to discuss any renewal of this Agreement at least [****] years prior to the anticipated date of its termination under the first sentence of this Section 12.1.

12.2	Termination of Agreement. This Agreement may be terminated as follows:

(a) The parties may terminate this Agreement upon mutual written consent at any time.

(b) This Agreement may be terminated by FoundryCo or AMD if and when a Business Plan Deadlock (as defined in the FoundryCo Funding Agreement) exists and Advanced Technology Investment Company PJSC elects to enter into the Transition Period (as defined in the FoundryCo Funding Agreement).

12.3 Termination Assistance. Upon expiration or termination of this Agreement, FoundryCo shall use commercially reasonable efforts (i) to cooperate with AMD to assist AMD in the preparation and execution of a plan to transition the supply of Products to another provider; provided that the period of such transition (the “Transition Period”) shall not last more than twenty four (24) months from such expiration or termination of this Agreement; and (ii) to fulfill purchase orders submitted by AMD during the Transition Period. The pricing for MPU Products during the Transition Period shall be based on pricing specified in Section 7, and the exclusivity provision in Section 2.1(a) shall be waived from the beginning of the Transition Period in order to enable AMD to find and qualify a new manufacturing partner or to otherwise obtain manufacturing capabilities for MPU Products. For the avoidance of doubt, during the Transition Period (i) AMD shall continue to provide MPU Product forecasts pursuant to Section 5.1 and (ii) AMD shall be required to [****] FoundryCo for all [****], as part of the MPU Product pricing calculation in Exhibit A, regardless of the amount of [****] manufactured during the Transition Period.

12.4 Effect of Termination. Upon expiration of the term, the licenses granted herein shall terminate (other than with respect to any Products manufactured or delivered during the Transition Period), and FoundryCo shall have no further delivery obligations other than continuing to manufacture and deliver all confirmed purchase orders accepted prior to the expiration of the term or during the Transition Period. Termination of this Agreement shall not affect any payment rights accrued as of the date of such termination or during the Transition Period. The termination of this Agreement shall not release any party from any liability which at said date of termination has already accrued to another party.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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12.5 Survival. Notwithstanding any termination or expiration of this Agreement, Section 2.2 (with respect to the Transition Period), 5.1 (with respect to the Transition Period), Sections 7 (with respect to the Transition Period), 8 (with respect to the Transition Period), 9, 10, 11.2, 11.3, 11.5, 12.3, 12.4, 12.5, 13 (for the period specified in Section 13.3), 14, and 15 and the applicable Exhibits and definitions shall survive any expiration or termination of this Agreement.

13. CONFIDENTIALITY

13.1 Confidential Information. Each party agrees, and agrees to cause its officers, directors, employees, attorneys, accountants, auditors and agents (collectively, “Representatives”), to maintain in confidence the Confidential Information it has received from another party, using the same degree of care to preserve the confidentiality of such Confidential Information that the party to whom such Confidential Information is disclosed would use to preserve the confidentiality of its own information of a similar nature and in no event less than a reasonable degree of care. Except as authorized in writing by the affected party, none of the other parties shall at any time use or disclose or permit to be disclosed any Confidential Information of such party to any person, firm, corporation or entity, (a) except as may reasonably be required in connection with the performance of this Agreement by AMD, FoundryCo, USOpCo, or FoundryCo’s other permitted designees, as the case may be, and (b) except to the parties’ Representatives or Affiliates who are informed by the parties of the confidential nature of the information and are bound to maintain its confidentiality.

13.2 Exceptions. The obligation not to disclose information under Section 13.1 hereof shall not apply to information that, (a) becomes generally available to the public other than as a result of disclosure made by the party desiring to treat such information as non-confidential, (b) was or becomes readily available to the party desiring to treat such information as non-confidential on a non-confidential basis, (c) is or becomes available to the party desiring to treat such information as non-confidential on a non-confidential basis from a source other than its own files or personnel or the other parties, provided that such source is not known by the party desiring to treat such information as non-confidential to be bound by confidentiality agreements with the other parties or by legal, fiduciary or ethical constraints on disclosure of such information, or (d) is required to be disclosed pursuant to a governmental order or decree or other legal requirement (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), provided that the party required to disclose such information shall give the other parties prompt notice thereof prior to such disclosure and, at the request of the other parties, shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including obtaining a protective order or other similar order. Nothing in this Section 13.2 shall limit in any respect any party’s ability to disclose information in connection with the enforcement by such party of its rights under this Agreement; provided that the proviso of clause (d) in the immediately preceding sentence shall apply to the party desiring to disclose such information.

13.3 Duration. The obligations of the parties set forth in this Section 13 with respect to the protection of Confidential Information shall remain in effect until the later of (a) five (5) years after the date of disclosure and (b) two (2) years after the termination of this Agreement.

13.4 Residual Information. Notwithstanding Section 13.1 above, a party receiving Confidential Information shall not be in breach of its confidentiality obligations under Section 13.1 for the inadvertent use of the disclosing party’s Residual Information for the receiving party’s own business purposes by personnel who no longer has access to any tangible (including machine-readable) embodiments of the applicable Confidential Information of the disclosing party; provided, however, that the foregoing shall not apply to any disclosure of the disclosing party’s Confidential Information to any third parties, or any use of such Confidential Information by such third parties. This Section 13.4 shall not be deemed to (a) grant to the receiving party a license under any intellectual property rights (excluding trade secrets) of the disclosing party or (b) authorize any use of the tangible (including machine-readable) embodiments of any Confidential Information of the disclosing party.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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14. LIMITATION OF LIABILITY

14.1 Damages Waiver. IN NO EVENT SHALL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

15. MISCELLANEOUS PROVISIONS

15.1 Compliance with Law. Each party agrees to comply with all applicable state, local and federal laws related to the performance of their obligations under this Agreement. Without limiting the foregoing, each party agrees to comply with any applicable export control laws and regulations of the United States.

15.2 No Agency. It is agreed and understood that neither FoundryCo nor AMD is the agent, representative or partner of the other and neither FoundryCo nor AMD has any authority or power to bind or contract in the name of or to create any liability against the other in any way or for any purpose pursuant to this Agreement.

15.3 Force Majeure. Each party shall not be liable for any failure to perform its obligations under this Agreement due to a force majeure event during the term of this Agreement or during the Transition Period, including but not limited to an act of God, flood, earthquake, fire, explosion, interruption or defect in the supply of electricity or water, act of government, war, acts of terror, civil commotion, insurrection, embargo, riots, lockouts, inability to obtain raw materials, or labor disputes. Upon the occurrence of a force majeure event, (a) the affected party shall notify the other parties in writing; and (b) the originally scheduled date shall be deemed extended for a period equal to the time lost by reason of the event except that if such force majeure continues for more than twelve (12) consecutive months without the prospect of cure, AMD (if such affected party is FoundryCo, USOpCo or any FoundryCo permitted designee) or FoundryCo (if such affected party is AMD) shall have the option to terminate this Agreement immediately upon written notice. Upon the cessation of a force majeure event, the affected party shall inform the other parties of the date on which that party’s obligations under this Agreement shall be reinstated.

15.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 15.4):

(a) if to FoundryCo:

[                                         ]

[                                         ]

Facsimile: [                                                     ]

Attention: [                                                     ]

with a copy to (which shall not constitute notice):

[                            ]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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(b) if to USOpCo:

[                                         ]

[                                         ]

Facsimile: [                                                         ]

Attention: [                                                         ]

with a copy to (which shall not constitute notice):

[                            ]

(c) if to AMD:

Advanced Micro Devices, Inc.

One AMD Place

Sunnyvale, CA 94088

Facsimile: [                                                         ]

Attention: General Counsel

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Facsimile:	(650) 463-2600

Attention:	Tad J. Freese
Christopher Kaufman

15.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

15.6 Entire Agreement. This Agreement, the Master Agreement and the other Ancillary Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

15.7 Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the other parties hereto (which consent may be granted or withheld in the sole discretion of such parties (provided that USOpCo shall have no such consent right)) and any such assignment or attempted assignment without such consent shall be void; provided, however, that FoundryCo may assign or delegate all or some of its rights and obligations under this Agreement to one or more of its subsidiaries, including USOpCo, any other applicable FoundryCo Sales Entity, or any FoundryCo Manufacturing Entity, without any such consent if FoundryCo guarantees the performance of the obligations that have been so assigned or delegated. Subject to the foregoing obligation by FoundryCo to guarantee USOpCo’s performance and any other FoundryCo designee’s or assignee’s performance, the parties acknowledge that FoundryCo will assign or

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

25

delegate all or some of such rights hereunder, directly or indirectly, to USOpCo with respect to U.S. sales activities pursuant to one or more intercompany agreements to be entered into on the date hereof by FoundryCo (with copies provided to AMD). Without limiting FoundryCo’s guarantee of performance pursuant to this Section 15.7, the parties intend that FoundryCo shall assign or delegate all such rights and obligations, directly or indirectly, to USOpCo to the extent the retention of such rights or obligations could give rise to income to FoundryCo that is treated as effectively connected with the conduct of a trade or business within the United States within the meaning of Section 864 of the U.S. Internal Revenue Code of 1986, as amended.

15.8 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, each party hereto or (b) by a waiver in accordance with Section 15.9.

15.9 Waiver. Any party may (a) extend the time for the performance of any of the obligations or other acts of any other party or (b) waive compliance with any of the agreements of the other parties or conditions to such party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

15.10 Third Party Beneficiaries. Except for the provisions of Section 10 relating to indemnified parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and delegates and nothing herein, express or implied, is intended to or shall confer upon any other person, including any union or any employee or former employee of any party, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

15.11 Governing Law; Dispute Resolution.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to conflict of law principles.

(b) Any dispute arising out of, or in connection with this Agreement or any transactions contemplated hereby or thereby, including any question regarding the existence, validity, interpretation, breach or termination of this Agreement (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one party to the other parties, to a senior executive from each party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received.

(c) Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the LCIA Rules then in effect, as amended by this Section 15.11, which LCIA Rules are deemed to be incorporated by reference into this Section 15.11. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three. Each party shall nominate one arbitrator and the two arbitrators nominated by the parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal. If no agreement is reached within thirty (30) days, the LCIA Court shall appoint a third arbitrator to act as Chairman of the Tribunal. The Chairman of the arbitration panel should not be a citizen or a resident of the country of an arbitrator nominated by, or appointed on behalf of, a party nor should the

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

26

Chairman be a citizen or a resident of the United States of America or the United Arab Emirates. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the parties, and, subject to this Section 15.11, may be entered and enforced in any court of competent jurisdiction by any of the parties. In the event any party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The parties hereto acknowledge and agree that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the parties agree that, prior to the formation of the Tribunal, the parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the parties. In furtherance of the foregoing, each of the parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 15.11; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Agreement, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Agreement, as the case may be (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 15.11).

(d) The parties hereto agree that the process by which any arbitral or other proceedings in London, England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited or their registered offices for the time being and by giving notice in accordance with Section 15.4. If Law Debenture Corporate Services Limited is not or ceases to be effectively appointed to accept service of process in England on any party’s behalf, such party shall immediately appoint a further person in England to accept service of process on its behalf. If within fifteen (15) days of notice from a party requiring another party to appoint a person in England to accept service of process on its behalf the other party fails to do so, the party shall be entitled to appoint such a person by written notice to the other party. Nothing in this paragraph shall affect the right of the parties to serve process in any other manner permitted by law.

15.12 No Presumption Against Drafting Party. Each party hereto acknowledges and agrees it has had the opportunity to draft, review and edit the language of this Agreement and that each party hereto has been represented by counsel in connection with the negotiation and execution of this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

15.13 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

27

WHEREFORE, the parties have signed this Wafer Supply Agreement effective as of the date first set forth above.

FOUNDRYCO	AMD

By:	By:
Name:	Name:
Title:	Title:

USOPCO

By:
Name:
Title:

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

28

Exhibit List:

Exhibit A – Product Pricing and [****]

Exhibit B – [****]

Exhibit C – Capacity Commitments

Exhibit D – Technical Information

Exhibit E – RMA Process

Exhibit F – Product Scrapping Process

Exhibit G – Manufacturing Process Qualification Procedures

Exhibit H – Reticles/Mask

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

29

EXHIBIT A: PRODUCT PRICING AND [****]

1. Price for Production Wafers. The price for Production Wafers containing [****], regardless of [****] or [****], shall be [****], as graphically represented in the attachment to this Exhibit A.

2. Charges for [****]. The charge for [****] shall be determined as follows:

[****] by the following [****] (such [****], the “[****]”):

(i) [****] during the first [****] full fiscal months after the Effective Date

(ii) [****] during the remainder of fiscal year [****]

(iii) [****] during fiscal year [****]

(iv) [****] during fiscal year [****]

(v) [****] during fiscal year [****]

(vi) [****] during fiscal year [****]

Notwithstanding the foregoing, FoundryCo shall pay [****], [****], [****] and [****], unless otherwise agreed by the parties.

3. Charges for Process Development Wafers. The charge for Process Development Wafers shall be determined as follows:

a. AMD-Specific Process Engineering Wafers containing [****] – Pursuant to Section 2 above.

b. Process Engineering Wafers containing [****] (other than [****]) – [****].

c. Process Engineering Wafers (not containing [****]) – [****].

4. Price for Product Development Wafers Containing [MPU Products]. The price for Product Development Wafers containing [****] shall be determined as follows:

a. For the first [****] after the Effective Date: [****].

b. Thereafter: [****].

5. Rebate Amounts. Should FoundryCo produce products for other customers using AMD-Specific Manufacturing Process Technologies, FoundryCo shall rebate within a reasonable period of time after the end of the relevant fiscal [****] (starting with the end of [****]) [****], as the [****], of the [****] from the immediately prior [****], as follows: [****]; provided that such rebate amount shall not be less than zero with respect to any relevant [****].

The parties expect that any products produced for other customers using AMD-Specific Manufacturing Process Technologies are likely to be based on such technology put in place in prior years. Therefore, the parties agree that any rebate amount paid to AMD as specified above at the [****] of any relevant [****] should be based on the [****] for the immediately prior [****].

As an example, if (a) [****] with respect to [****] is [****], (b) the [****] of wafer starts using AMD-Specific Manufacturing Process Technology for AMD (in [****] total wafer starts using AMD-Specific Manufacturing Process Technology for any customer) in [****] is [****] (thus, such [****] of wafer starts for third party customers is [****]) and (c) [****] for [****] is $[****], then the rebate amount AMD will receive at the [****] of [****] is ([****]) ($[****]) or $[****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

[****] Product Pricing Chart

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B: [****]

Subject to Section 2.1(c) of this Agreement, AMD will continually provide FoundryCo with the opportunity to respond to GPU Product business opportunities and Other Future Product business opportunities. AMD agrees to invite FoundryCo to participate in the RFQ process for any and all GPU Products and Other Future Products that are being developed within AMD (including the first tape-out of such GPU Product or Other Future Product) that could potentially be manufactured at FoundryCo.

AMD agrees to share [****] and [****] with FoundryCo so that FoundryCo can adequately respond to any RFQ requests coming from AMD. This will be accomplished through Quarterly Technical Reviews and Quarterly Business Reviews.

In the process of awarding business [****], AMD will execute a benchmarking process on a product-by-product basis across a number of potential foundry partners (including FoundryCo), covering AMD’s technical requirements and design system requirements, along with commercial terms. This benchmarking process can occur at any point in time and may or may not be coincident with the QTR or QBR meetings already occurring. Notwithstanding the foregoing, this benchmarking process shall not be undertaken by AMD with regards to MPU Products.

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT C: CAPACITY COMMITMENTS

As described in Section 5 of this Agreement, AMD will provide to FoundryCo, on a monthly basis, a rolling [****] month wafer forecast for MPU Products, a rolling [****] month wafer forecast for GPU Products, and a rolling [****] month forecast for Embedded Products.

For those Products other than MPU Products for which FoundryCo has received, and agreed to, purchase orders from AMD in accordance with Section 5.5, FoundryCo agrees to provide adequate capacity to produce such Products. In addition, FoundryCo agrees to allocate capacity to AMD as described in Section 2.2 of this Agreement.

For Embedded Products, so long as AMD gives FoundryCo commercially viable volume, FoundryCo agrees to maintain the process and equipment set required to manufacture these products for a period of [****] years, or if earlier, until the termination or expiration of this Agreement. The [****] year duration is measured from the qualification date of each specific Embedded Product and any extensions to the [****] year duration will be negotiated in good faith between AMD and FoundryCo.

For GPU Products, the Forecasted GPU Wafer Demand will be calculated on a monthly basis along with the Forecasted Total GPU Wafer Demand. The Forecasted GPU Wafer Demand Percentage will then be reviewed monthly as part of the Partnership Committee meeting as well as reviewed quarterly as part of the Quarterly Business Review. The Forecasted GPU Wafer Demand Percentage will be calculated based on the [****] fiscal months following and including the month that the Forecasted GPU Wafer Demand Percentage is shared with FoundryCo.

Also for GPU Products, the Actual Quarterly GPU Wafers Shipped will be calculated on a quarterly basis, along with the Actual Quarterly Total GPU Wafer Demand. The Actual Quarterly GPU Wafer Demand Percentage will then be reviewed with FoundryCo as part of the Quarterly Business Review. The Actual Quarterly GPU Wafer Demand Percentage will be calculated based on the most recent fiscal quarter prior to the date that the Actual Quarterly GPU Wafer Demand Percentage is shared with FoundryCo.

FoundryCo and AMD jointly agree that if, at any time, either the Forecasted GPU Wafer Demand Percentage or the Actual Quarterly GPU Wafer Demand Percentage falls below the designated levels as described in Section 2.1(c) of this Agreement that both companies will use commercially reasonable efforts to restore the percentage levels to their agreed upon values.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT D: TECHNICAL INFORMATION

The technical information that AMD may request from FoundryCo may include:

[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT E: RMA PROCESS

IN GENERAL

Wafers that sort to less than the RMA Threshold may not be scrapped without providing AMD with prior written notice and shall be subject to the procedures set forth in Exhibit F. FoundryCo must, at AMD’s option, either credit the amounts paid for the rejected Wafers or replace the defective Wafers as set forth in this Exhibit E or Exhibit F, as applicable.

FoundryCo shall bear all packing, transportation, insurance and other costs incurred in connection with the return and replacement of defective Products. For MPU Products, in no event may FoundryCo charge AMD for replacement Wafers pursuant to this Exhibit E.

For all Wafers whose Yields fall below the RMA Threshold, FoundryCo will provide a credit or will deliver additional Wafers for the affected Products to make up for the shortfall of good Die in a manner to be determined by the Partnership Committee.

EPIDEMIC FAILURE

If an Epidemic Failure occurs, or if FoundryCo or AMD believes it may be necessary to conduct a Recall, the parties will work together to promptly diagnose the problem resulting in an Epidemic Failure or requiring the Recall and establish a corrective action plan to fix the problem with the affected Products and to implement such plan immediately upon the parties’ agreement regarding the corrective action plan. If the parties cannot promptly agree upon a corrective action plan, the corrective action plan will be submitted to the Partnership Committee for resolution, or if the Partnership Committee cannot resolve the issue promptly, the parties will escalate the issue for resolution as set forth in Section 3.2 of this Agreement.

In the event of any Recall required due to (i) a manufacturing error, (ii) a breach of this Agreement by FoundryCo, or (iii) negligence or willful misconduct by FoundryCo, FoundryCo shall, subject to the terms of this Agreement: (a) replace the affected Products; or credit amounts previously paid by AMD for the affected Products against future payment obligations of AMD; and (b) reimburse (or at the election of AMD, credit) AMD for the actual costs and expenses incurred by AMD in respect of such recalled Products. Any Recall required because of a negligent act or omission in the additional manufacturing or testing, handling, storage, marketing, promotion, sale or distribution of Products, or as a result of AMD’s designs or Specifications, or other breach of this Agreement by AMD shall be at AMD’s sole expense.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

1

EXHIBIT F: PRODUCT SCRAPPING PROCESS

Product scrapping occurs when the manufacturing of a Product is discontinued before the Product has completed all of its processing steps in the facility.

Product scrapping can be requested by FoundryCo only if the manufacturing process has fallen out of Specification and the delivered Products are expected to not meet the desired performance range or Yield. In this occurrence, the Partnership Committee will review the factory performance excursion and AMD will decide if the Product should be scrapped. If the decision is for such Product to be scrapped, at AMD’s request, FoundryCo shall replace the affected Products or credit amounts previously paid by AMD for the affected Products against future payment obligations of AMD. In the event that AMD elects to run Products that are known to be out of Specification through the complete fabrication process, these Products will be taken from FoundryCo “AS IS”, without any warranty of any kind, and there will be no RMA or profit-sharing variances performed on the purchase order value of those scrapped Products with FoundryCo.

In addition, AMD can request Product scrapping on a case-by-case basis at AMD’s discretion. There is no limit to the number of Products that AMD can request to be scrapped. In the event that AMD requests Products to be scrapped, the Products will immediately be put on-hold at FoundryCo and an assessment will be made of where in the process the Products to be scrapped are located. The location in the process is defined by the last numerical masking step that the Products to be scrapped have been subjected to. For instance, if FoundryCo is running a process with 50 masking steps, and AMD requests a lot of Products to be scrapped, and those Products have been determined to have passed masking step 36 but have not yet passed masking step 37, the location in the process is defined as masking step 36.

In the event that AMD requests FoundryCo to scrap Products, AMD will render partial payment for the scrapped Products to FoundryCo relative to where in the process those scrapped Products are located. Using the example above, if a Product is requested by AMD to be scrapped, and the Product is determined to be at masking step 35 out of total of 50 masking steps in the technology, the Raw Wafer Cost was $200, and the Wafer Price of the Product was $1000, the scrap cost is calculated as

[Wafer Price – Raw Wafer Cost] x [percentage of total mask levels fabricated] + Raw Wafer Cost, which would be calculated as ($1000—$200) x (35/50) + $200 which equals $760.

It is AMD’s decision whether the scrap cost is rendered to FoundryCo as an adjustment of the original purchase order pricing or through a credit note to FoundryCo, or though some other means.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

2

EXHIBIT G: MANUFACTURING PROCESS QUALIFICATION PROCEDURES

Process Qualification Requirements will be reviewed on a Product-by-Product basis. In the situation where FoundryCo is making a technology offering that is not yet Qualified (for instance, in the early stages of the development of a new technology node), the parties will discuss and agree upon Specifications, the process technology to be employed, and the allowable variations in each of the following evaluation areas during the development and production phases of that technology or a specific Product.

The areas of evaluation will include at least the following:

1. Die pricing. The die pricing is calculated from the [****], [****] per [****] ([****]), and [****].

2. Yields. AMD and FoundryCo will agree on a consistent manner in which Target Yield predictions will be made and may also monitor other parameters (such as defect densities) that are used in the calculation of Yield.

3. Alignment with 3rd party assembly houses. The manufacturing process performed by FoundryCo will adhere to the applicable sections of the Specifications that address AMD’s need to take the Wafers manufactured by FoundryCo through the die assembly process within industry acceptable quality levels.

4. Wafer-in-process Monitoring. For each process, FoundryCo must provide the ability for AMD to continuously monitor the position of Wafer orders as they progress through the FoundryCo manufacturing processes. It is expected that, starting in [****], this ability will be rendered from FoundryCo to AMD through a secure internet portal. Until the internet portal is available, FoundryCo will provide Wafer monitoring reports consistent with Exhibit D at a frequency to be agreed upon by the parties.

5. Product Life Test Procedures. AMD will perform product life tests on Products delivered from FoundryCo and will run tests including but not limited to short-term life, long-term life, and HAST (Highly Accelerated Stress Tests). The successful completion of these product life tests will be a gating item for the release of the Product to volume production at FoundryCo.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT H: RETICLES/MASK

Upon request from AMD, FoundryCo shall provide mask manufacturing services to AMD, including mask data prep, at [****]. As of the Effective Date, FoundryCo shall provide mask data prep services to AMD utilizing hardware and software owned or leased by AMD. The parties agree to secure alternative hardware and software going forward. AMD acknowledges that for each new technology, mask manufacturing research and development and mask data prep may require [****] that will be deemed to be [****] pursuant to the terms of this Agreement.

Any additional mask sets required specifically (a) for FoundryCo in connection with its technology learning, (b) for process changes introduced by FoundryCo, (c) for replacements by FoundryCo to account for normal wear and tear or (d) to enable FoundryCo to manufacture a particular Product at more than one FoundryCo location, will be at FoundryCo’s expense. AMD acknowledges that for the purpose of MPU Product pricing, [****] may become part of the [****].

Any new masks required by (a) design or Specification changes, (b) design learning desired by AMD, (c) process changes requested by AMD or (d) second sourcing requested by AMD or its customers will be paid by AMD at [****].

AMD and FoundryCo shall mutually agree on mask suppliers for the purpose of meeting all the required technical criteria at reasonable cost and fulfilling the [****] obligations in the Advanced Mask Technology Center. The parties acknowledge that for initial designs at each new technology node or at each process within a technology node, AMD may request, and FoundryCo may reasonably consider, early adopter incentives that may include discounted engineering, prototyping or production mask sets to AMD.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit E

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 6 OF THIS WARRANT.

Warrant No.

Date of Issuance: [            ], 200[8]

Advanced Micro Devices, Inc.

Warrant to Purchase Shares of Common Stock

Advanced Micro Devices, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that Pearl, or its registered permitted assigns (“Warrantholder”), is entitled, subject to the terms and conditions set forth herein, to purchase from the Company 30,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company (such number of shares, as adjusted pursuant to the terms hereof, the “Warrant Shares”) at a purchase price per share of $0.01 (such purchase price, as adjusted pursuant to the terms hereof, the “Warrant Price”), at any time or from time to time not later than 5:00 p.m., Eastern time, on [            ], 201[8]. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. This Warrant is being issued pursuant to the terms of the Master Transaction Agreement, dated as of October 6, 2008, by and among the Company, Oyster and the other parties thereto (the “Master Transaction Agreement”). Terms used herein, but not otherwise defined herein, shall have the meanings assigned to them in the Master Transaction Agreement.

1. Exercise. This Warrant shall be exercisable in whole or in part at the option of the Warrantholder at any time or from time to time after the earlier of (i) public ground-breaking of Fab 4x and (ii) 24 months from the date of its issuance; provided, however, that upon any transaction or series of transactions with or among any Third Person, on the one hand, and the Company, its stockholders, or any of its Subsidiaries, on the other hand, with respect to (A) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving the Company in which the shareholders of the Company immediately prior to such transaction shall own less than fifty percent (50%) of the voting securities of the surviving corporation outstanding immediately after such transaction, (B) any purchase of an equity interest (including by means of a tender or exchange offer) resulting in any Third Person beneficially owning greater than a fifty percent (50%) voting or economic interest in the Company, or (C) any purchase of assets, securities or ownership interests resulting in any Third Person owning greater than fifty percent (50%) of the consolidated assets of the Company and its Subsidiaries taken as a whole (including stock of the Company’s Subsidiaries) (each, a “Fundamental Change Transaction”), this Warrant shall become immediately exercisable and shall automatically be exercised through a Cashless Exercise (as defined below).

2. Manner of Exercise. (a) To exercise this Warrant or any portion thereof, the Warrantholder shall surrender this Warrant, together with the duly executed Warrant exercise form attached hereto as Exhibit A, to the Company at its principal executive office (or such other office or agency of the Company as the Company may designate) and by having canceled a portion of this Warrant in payment of the Warrant Price payable in respect of the number of Warrant Shares purchased upon such exercise (a “Cashless Exercise”). Notwithstanding the foregoing, no surrender of this Warrant or the Warrant exercise form shall be required in connection with the automatic exercise of this Warrant upon a Fundamental Change Transaction. In the case of an automatic exercise upon a Fundamental Change Transaction, this Warrant shall automatically be exercised through a Cashless Exercise, and the Company shall issue to the Warrantholder the maximum number of Warrant Shares

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purchasable under this Warrant through a Cashless Exercise. The number of Warrant Shares issued to the Warrantholder upon a Cashless Exercise shall be determined according to the following formula:

X	=	Y(A – B)
A

Where:	X	=	the number of Warrant Shares that shall be issued to the Warrantholder;

	Y	=	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Warrantholder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price);

	A	=	the Fair Market Value (as defined below) of one share of Common Stock; and

	B	=	the Warrant Price then in effect under this Warrant.

“Fair Market Value” as of the Exercise Date (as defined below) shall mean the following: (1) if the Common Stock is then listed on the New York Stock Exchange or another national securities exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Exercise Date; (2) if the Common Stock is then traded over-the-counter, but not on the New York Stock Exchange or another national securities exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the Exercise Date; or (3) if the Common Stock is not then listed on a national securities exchange and is not then traded over-the-counter, the Fair Market Value of one share of Common Stock as of the Exercise Date shall be determined in good faith by the Board of Directors of the Company (the “Board of Directors”) and the Warrantholder. The Board of Directors shall respond promptly, in writing, to any inquiry by the Warrantholder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock as determined by the Board of Directors. If the Board of Directors and the Warrantholder are unable to reach agreement within a reasonable period of time, such Fair Market Value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Board of Directors and the Warrantholder. The determination of the appraiser shall be final and binding upon the parties and the Company shall pay the fees and expenses of such appraiser.

(b) Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in this Section 2 or, in the case of an automatic exercise of this Warrant upon a Fundamental Change Transaction, immediately prior to the consummation of the Fundamental Change Transaction (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c) Issuance of Certificates. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Warrantholder, or as the Warrantholder (upon payment by the Warrantholder of any applicable transfer taxes) may direct:

(i) a certificate or certificates for the number of full Warrant Shares to which the Warrantholder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Warrantholder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

(ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which shall include both the number of Warrant Shares issued to the Warrantholder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price).

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3. Adjustments. The Warrant Price and the number of shares of Warrant Shares purchasable upon exercise of the Warrant are subject to adjustment as follows:

(a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if any Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment for Dividends and Distributions in Common Stock. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, so that, after giving effect to such adjustment, each holder of a Warrant shall be entitled to receive an additional number of shares of Common Stock upon exercise that such holder would have been entitled to receive had such Warrant been exercised immediately prior to such event.

Notwithstanding the foregoing, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c) Adjustment for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than a distribution of shares of Common Stock) or in cash or other property, then and in each such event the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, to a number determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such event by a fraction, the numerator of which shall be the Current Market Value (as defined below) per share of Common Stock on the date of such event, and the denominator of which shall be such Current Market Value per share of Common Stock less the fair market value (as determined in the reasonable good faith discretion of the Board of Directors) of such securities, cash or other property to be distributed with respect to each share of Common Stock on the date of such event. “Current Market Value” shall mean the average of the daily closing prices on the New York Stock Exchange of the Common Stock over the ten consecutive trading day period ending on the trading day immediately preceding such event.

Notwithstanding the foregoing, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock issuable upon exercise of the Warrants shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

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(d) Adjustment for Reclassification, Exchange or Subdivision. If the Common Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of this Warrant shall have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(e) Adjustment in Warrant Price. Upon each adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant, the Warrant Price for such Warrant shall be adjusted to the product obtained by multiplying the applicable Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock issuable upon exercise of such Warrant immediately thereafter; provided, however, that in no event shall the Warrant Price be less than the par value of the Common Stock.

(f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or of the Warrant Price pursuant to this Section 3, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Warrantholder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Warrant Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, as promptly as reasonably practicable after the written request at any time of the Warrantholder (but in any event not later than ten days thereafter), furnish or cause to be furnished to the Warrantholder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

4. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Warrantholder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(a) above.

5. Company Covenants. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, when issued and paid for pursuant to the provisions of this Warrant, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens, encumbrances, charges, taxes (other than any applicable transfer taxes) or preemptive rights. The Company further covenants and agrees that it will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

6. Transfers, etc

(a) Until such time as Pearl (together with any Permitted Transferees to whom Pearl has transferred beneficial ownership of the Common Stock of Discovery) shall beneficially own (within the meaning of the Securities Exchange At of 1934, as amended), in the aggregate, less than ten percent (10%) of the Common Stock of Discovery then outstanding, regardless of whether Pearl is an “affiliate” of Discovery (as defined in Rule 144(a)(1), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”)), the Warrantholder may only resell this Warrant or the Warrant Shares (i) in connection with a bona fide pledge or other hypothecation or transfer in connection with a financing transaction secured by a pledge of this Warrant or the Warrant Shares, (ii) by means of an underwritten public offering pursuant to an effective registration statement under the Securities Act, or (iii) pursuant to Rule 144 under the Securities Act. Notwithstanding the foregoing, the Warrantholder shall be permitted to

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transfer this Warrant or the Warrant Shares to any of its Affiliates (as defined below); provided, however, that if Pearl is the Warrantholder, then Pearl shall be permitted to transfer this Warrant or the Warrant Shares to any of its Permitted Transferees. In addition, this Warrant or the Warrant Shares shall be transferable, in compliance with securities laws, at any time that Pearl beneficially owns less than 10% of the Common Stock of Discovery then outstanding. With respect to transfers that are made in accordance with the terms of this Warrant, the rights and obligations of a Warrantholder hereunder shall be automatically assigned by such Warrantholder to any transferee of the Warrantholder’s securities (including the Warrant Shares); provided, however, that (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Warrants and/or Warrant Shares, as applicable, to be transferred; and (ii) such transferee agrees in writing to be bound by the terms of this Warrant as if such transferee were the Warrantholder. Upon any transfer permitted by this Section 6, the Company shall be obligated to such transferee to perform all of its covenants under this Warrant as if such transferee was the Warrantholder upon receipt of (i) and (ii) of the prior sentence. “Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person; provided, however, that with respect to Oyster and Pearl, Affiliate shall mean any direct or indirect Subsidiary of Oyster or Pearl, respectively, and not any direct or indirect parent or sister entity of either Oyster or Pearl, as the case may be, unless such parent or sister entity is acting as a member of a “group” (as defined in Section 13(d)(3) of the Exchange Act) with Oyster or Pearl, respectively, for the purposes of acquiring, holding or disposing of securities of Discovery.

(b) The Company will maintain a register containing the name and address of the Warrantholder. The Warrantholder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(c) Subject to the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

7. No Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

8. Notices of Record date, etc. In the event:

(a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation, merger, recapitalization or similar business combination of the Company with or into another entity (other than a consolidation, merger, recapitalization or similar business combination in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

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(c) of the voluntary or involuntary dissolution, liquidation or winding—up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Warrantholder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, recapitalization, similar business combination, transfer, dissolution, liquidation or winding—up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, recapitalization, similar business combination, transfer, dissolution, liquidation or winding—up. Such notice shall be sent at least 30 days prior to the record date or effective date for the event specified in such notice.

9. Exchange or replacement of warrants.

(a) Upon the surrender of this Warrant by the Warrantholder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof, issue and deliver to or upon the order of the Warrantholder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Warrantholder or as the Warrantholder (upon payment by the Warrantholder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) reasonable indemnity or bond with respect thereto if requested by the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10):

if to the Company, at its address at [                    ], Fax: [                    ], Attention: [                    ];

if to the Warrantholder, at its address at [                    ], Fax: [                    ], Attention: [                    ].

If the Company should at any time change the location of its principal office to a place other than as set forth above, it shall give prompt notice to the Warrantholder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

11. No Rights as Stockholder. Until the exercise of this Warrant, the Warrantholder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12. Amendment or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Warrantholder. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

13. Successors. Subject to Section 6, the terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company or of the Warrantholder.

14. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

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15. Governing Law; Arbitration.

(a) This Warrant shall be governed by, and construed in accordance with, the Laws of the State of New York applicable to contracts executed in and to be performed in that State, without regard to principles of the conflict of laws.

(b) Any dispute arising out of, or in connection with this Warrant or any transactions contemplated hereby, including any question regarding the existence, validity, interpretation, breach or termination of this Warrant (a “Dispute”), shall be referred, upon written notice (a “Dispute Notice”) given by one party to the other(s), to a senior executive from each party. The senior executives shall seek to resolve the Dispute on an amicable basis within thirty (30) days of the Dispute Notice being received.

(c) Any Dispute not resolved within thirty (30) days of the Dispute Notice being received shall be referred to, and shall be finally and exclusively resolved by, arbitration under the Rules of the London Court of International Arbitration (the “LCIA Rules”) then in effect, as amended by this Section 15, which LCIA Rules are deemed to be incorporated by reference into this Section 15. The seat, or legal place, of the arbitration shall be London, England. The language of the arbitration shall be English. The number of arbitrators shall be three. Each party shall nominate one arbitrator and the two arbitrators nominated by the parties shall, within thirty (30) days of the appointment of the second arbitrator, agree upon and nominate a third arbitrator who shall act as Chairman of the Tribunal (as such terms are defined in the LCIA Rules). If no agreement is reached within thirty (30) days, the LCIA Court (as such term is defined in the LCIA Rules) shall appoint a third arbitrator to act as Chairman of the Tribunal. The Chairman of the arbitration panel should not be a citizen or a resident of the country of an arbitrator nominated by, or appointed on behalf of, a party nor should the Chairman be a citizen or a resident of the United States of America or the United Arab Emirates. It is hereby expressly agreed that if there is more than one claimant party or more than one respondent party, the claimant parties shall together nominate one arbitrator and the respondent parties shall together nominate one arbitrator. In the event that a sole claimant or the claimant parties, on the one side, or a sole respondent or the respondent parties, on the other side, fails to nominate its/their arbitrator, such arbitrator shall be appointed by the LCIA Court. Any award issued by the arbitrators shall be final and binding upon the parties, and, subject to this Section 15(c) and to Section 15(d), may be entered and enforced in any court of competent jurisdiction by any of the parties. In the event any party subject to such final and binding award desires to have it confirmed by a final order of a court, the only court which may do so shall be a court of competent jurisdiction located in London, England; provided however, that nothing in this sentence shall prejudice or prevent a party from enforcing the arbitrators’ final and binding award in any court of competent jurisdiction. The parties hereto acknowledge and agree that any breach of the terms of this Warrant could give rise to irreparable harm for which money damages would not be an adequate remedy. Accordingly, the parties agree that, prior to the formation of the Tribunal, the parties have the right to apply exclusively to any court of competent jurisdiction or other judicial authority located in London, England for interim or conservatory measures, including, without limitation, to compel arbitration (an “Interim Relief Proceeding”). Furthermore, the parties agree that, after the formation of the Tribunal, the arbitrators shall have the sole and exclusive power to grant temporary, preliminary and permanent relief, including injunctive relief and specific performance, and any then pending Interim Relief Proceeding shall be discontinued without prejudice to the rights of any of the parties thereto. Unless otherwise ordered by the arbitrators pursuant to the terms hereof, the arbitrators’ expenses shall be shared equally by the parties. In furtherance of the foregoing, each of the parties hereto irrevocably submits to: (i) the exclusive jurisdiction of the courts of England located in London, England in relation to any Interim Relief Proceeding and; (ii) the non-exclusive jurisdiction of the courts of England located in London, England with respect to the enforcement of any arbitral award rendered in accordance with this Section 15; and, with respect to any such suit, action or proceeding, waives any objection that it may have to the courts of England located in London, England on the grounds of inconvenient forum. For the avoidance of doubt, where an arbitral tribunal is appointed under this Warrant, the whole of its award shall be deemed for the purposes of the New York Convention on the Recognition and Enforcement of Foreign Arbitral Awards of 1958 to be contemplated by this Warrant (and judgment on any such award may be entered in accordance with the provisions set forth in this Section 15).

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(d) Pearl hereby irrevocably waives to the fullest extent permitted by applicable Law whatever defense it may have of sovereign immunity against suit or enforcement, for itself and its property (presently owned or subsequently acquired, and whether related to this Warrant or not), in: (i) any arbitration proceedings commenced and held in London, England in accordance with Section 15(c); (ii) any Interim Relief Proceeding commenced and held in a court of competent jurisdiction in London, England, in accordance with Section 15(c); (iii) any proceedings in a court of competent jurisdiction located in London, England to confirm an award rendered by the arbitrators in accordance with this Section 15; and (iv) any proceedings in a court of competent jurisdiction to enforce an award, and Pearl agrees that it will not raise, claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(e) The parties hereto agree that the process by which any arbitral or other proceedings in London, England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited or their registered offices for the time being and by giving notice in accordance with Section 10. If Law Debenture Corporate Services Limited is not or ceases to be effectively appointed to accept service of process in England on any party’s behalf, such party shall immediately appoint a further person in England to accept service of process on its behalf. If within fifteen (15) days of notice from a party requiring another party to appoint a person in England to accept service of process on its behalf the other party fails to do so, the party shall be entitled to appoint such a person by written notice to the other party. Nothing in this paragraph shall affect the right of the parties to serve process in any other manner permitted by Law.

16. Facsimile Signatures. This Warrant may be executed by facsimile signature.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Date of Issuance indicated above.

ADVANCED MICRO DEVICES, INC.

By:
Name:
Title:

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EXHIBIT A

PURCHASE FORM

To: [Discovery]	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.     ), hereby elects to purchase (check applicable box):

☐	shares of the Common Stock of [Discovery] covered by such Warrant; or

☐	the maximum number of shares of Common Stock covered by such Warrant.

Please issue a certificate or certificates representing said shares of Common Stock (net of any Warrant Shares withheld to cover the Warrant Price) in such name or names as specified below:

Name:
Address:

By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant: (i) it is acquiring the Common Stock for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof that would be prohibited by law; (ii) it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933; and (iii) it is capable of evaluating the merits and risks of the investment in the Common Stock and has been provided an opportunity to ask questions of and receive answers from representatives of the Company concerning the investment contemplated hereby.

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.     ) with respect to the number of shares of Common Stock of [Discovery] covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:

AMD

The future is fusion

PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

AMINC1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ADVANCED MICRO DEVICES, INC.

The following are the proposals to be voted on at the meeting.

The Board of Directors recommends a vote FOR Items 1 and 2. For Against Abstain

1. The issuance of 58,000,000 shares of AMD Common Stock and warrants to purchase 30,000,000 shares of AMD Common Stock (as well as the issuance of Common Stock upon the exercise thereof) pursuant to the Master Transaction Agreement.

2. The Option Exchange.

Please sign exactly as the name or names appear(s) in this proxy. If the stock is issued in the name of two or more persons, all of them should sign the proxy. A proxy executed by a corporation should be signed in its name by an authorized officer. Executor, administrators and trustees so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

AMD

The future is fusion

One AMD Place P.O. Box 3453 Sunnyvale, CA 94088 (408) 749-4000

You are cordially invited to attend the Special Meeting of Stockholders of Advanced Micro Devices, Inc. to be held at 9:00 a.m., CDT, on             , at the Hilton Austin Airport, 9515 Hotel Drive, Austin, Texas 78719.

Regardless of whether or not you plan to attend the meeting, it is important that the shares be voted. Accordingly, we ask that you either vote by Internet or by telephone, or sign and return your proxy card as soon as possible in the envelope provided.

Remember: If shares are held by your broker in “street name,” you must bring a letter from your broker showing that you were the direct or indirect (“beneficial”) owner of the shares on October 27, 2008 to attend the Special Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

PROXY

ADVANCED MICRO DEVICES, INC.

Special Meeting of Stockholders -

This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints HECTOR DE J. RUIZ and HARRY A. WOLIN and each of them as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2008 Proxy Statement related to the Special Meeting of Stockholders of Advanced Micro Devices, Inc. to be held on             , and at any adjournment(s) or postponement(s) thereof. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholders will vote FOR the issuance of 58,000,000 shares and warrants to purchase 30,000,000 shares of AMD Common Stock (as well as the issuance of common stock upon the exercise thereof) pursuant to the Master Transaction Agreement, and FOR the Option Exchange and in the discretion of the proxyholders, on other matters that may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

SEE REVERSE

SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE

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